"AT FREMONT, WE ARE IN THE BUSINESS OF TRYING TO SEE THE FOREST THROUGH ALL THE TREES."

                                             -NANCY TENGLER

FREMONT MUTUAL FUNDS, INC.

                           Semi-Annual Report | April 30, 2002






                                                  FREMONT
                                                     FREMONT INVESTMENT ADVISORS

A MESSAGE FROM NANCY TENGLER,
PRESIDENT OF FREMONT MUTUAL FUNDS, INC.


Dear Fremont Fund Shareholders,

In a market outlook piece published in mid-March of this year, reflecting on the stock market's sensitivity to any whiff of bad news I wrote, "It doesn't really matter so much what the pundits say, but `how' they say it. The market reacts to the tone, but not the substance. So, in the short term, we continue to suffer incredible levels of daily volatility, which masks the underlying economic trends that are emerging and is expectedto drive the market upward over time."

As I write now, about six weeks later, the stock market remains skittish, with investors quick to react to any hint of bad news. There is a lot for investors to worry about - tensions in the Middle East, accounting questions, and attacks on Wall Street's credibility. Investors are being spooked by the generally negative "daily news flow."

At Fremont, we are in the business of trying to see the forest through all the trees. Our focus is on an economy that is recovering, albeit at a slower rate than investors might like. We believe this foreshadows a broad-based corporate earnings recovery and firmer stock market later this year. In the interim, we will probably have to continue to cope with daily volatility and a disconnect between market activity and gradually improving economic and equities fundamentals. However, we think investors will eventually recognize that things are getting better, not worse, and that there are lots of attractive long-term opportunities in today's depressed stock market.

As you will learn from reading this semi-annual report, not all our fund managers agree on where the best opportunities lie. Our value-oriented portfolio managers generally favor different sectors and stocks than the stewards of our growth-oriented funds. Our international equities managers see great opportunities overseas, while our domestic stock fund managers believe the U.S. is still the place to be. Our specialty fund managers offer their perspectives in the sectors they are investing in. Over the short term, some will be right and others wrong. More importantly, however, over the longer term, we expect our experienced and talented team of in- and out-of-house advisors to add value to the investment process.

At Fremont Investment Advisors, we believe in diversification. Today, the value of a diversified strategy has never been more relevant. That's precisely why we have developed a diversified family of funds managed by the most experienced and talented advisors in the investment industry. We remain committed to this goal.

Sincerely,

/s/ Nancy Tengler


Nancy Tengler, President
Fremont Funds
[SIDENOTE]
[PHOTO NANCY TENGLER]

"AT FREMONT, WE ARE IN THE BUSINESS OF TRYING TO SEE THE FOREST THROUGH ALL THE TREES."

TABLE   OF   CONTENTS



FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Global Fund                                                        2
Fremont International Growth Fund                                          4
Fremont New ERA Value Fund                                                 6
Fremont New ERA Growth FUND                                                8
Fremont Structured Core Fund (Formerly Fremont Growth Fund)               10
Fremont U.S. Small Cap Fund                                               12
Fremont U.S. Micro-Cap Fund                                               14
Fremont Real Estate Securities Fund                                       16
Fremont Bond Fund                                                         18
Fremont California Intermediate Tax-Free Fund                             20
Fremont Money Market Fund                                                 22

SCHEDULES OF INVESTMENTS IN SECURITIES AND NET ASSETS

Fremont Global Fund                                                       24
Fremont International Growth Fund                                         37
Fremont New ERA Value Fund                                                40
Fremont New ERA Growth Fund                                               41
Fremont Structured Core Fund                                              42
Fremont U.S. Small Cap Fund                                               44
Fremont U.S. Micro-Cap Fund                                               45
Fremont Real Estate Securities Fund                                       47
Fremont Bond Fund                                                         48
Fremont California Intermediate Tax-Free Fund                             52
Fremont Money Market Fund                                                 54
  Notes to Schedules of Investments in Securities and Net Assets,
Portfolio Abbreviations & Currency Abbreviations                          57
Country Diversification                                                   58

COMBINED FINANCIAL STATEMENTS

Statements of Assets and Liabilities                                      60
Statements of Operations                                                  64
Statements of Changes in Net Assets                                       68

FINANCIAL HIGHLIGHTS                                                      74

NOTES TO FINANCIAL STATEMENTS                                             81

FREMONT  GLOBAL  FUND

[SIDENOTE]
THE FREMONT ASSET ALLOCATION
COMMITTEE, PORTFOLIO MANAGERS
FREMONT INVESTMENT ADVISORS, INC.

[PHOTO NANCY TENGLER, NOEL DEDORA,
AL KIRSCHBAUM, AND SANDIE KINCHEN]

NANCY TENGLER, NOEL DEDORA,
AL KIRSCHBAUM, AND SANDIE KINCHEN


FUND PROFILE

FREMONT GLOBAL FUND OFFERS CONSERVATIVE INVESTORS A BALANCED APPROACH TO GLOBAL INVESTING. THE FUND MANAGEMENT TEAM UNDERSTANDS THE REWARD POTENTIAL AND, PERHAPS MORE IMPORTANTLY, THE RISKS IN GLOBAL FINANCIAL MARKETS. THROUGH COUNTRY DIVERSIFICATION, PRUDENT ALLOCATION BETWEEN STOCKS, BONDS AND CASH, AND DISCIPLINED SECURITIES SELECTION, THE FUND SEEKS TO MAXIMIZE TOTAL RETURN (INCLUDING INCOME AND CAPITAL GAINS) WHILE REDUCING RISK BY INVESTING IN MULTIPLE CATEGORIES OF U.S. AND FOREIGN SECURITIES.

THE FUND'S PORTFOLIO MANAGEMENT TEAM EMPLOYS A THREE-STEP INVESTMENT PROCESS. FIRST, THEY DEVELOP GLOBAL ECONOMIC AND FINANCIAL FORECASTS. NEXT, THEY EXAMINE FINANCIAL MARKET DATA TO DETERMINE THE MOST ADVANTAGEOUS MIX OF STOCKS, BONDS AND CASH. FINALLY, EACH PORTFOLIO MANAGER SELECTS INDIVIDUAL SECURITIES BASED ON INTENSIVE QUANTITATIVE OR FUNDAMENTAL ANALYSIS.

TO OUR SHAREHOLDERS,

For the six months ended April 30, 2002, the Fremont Global Fund gained 2.14% compared to Lipper Global Flexible Fund Average's 5.51% return.

During this reporting period, our over-weighting in domestic equities and under-weighting in international stocks enhanced portfolio returns, with the S&P 500 significantly outperforming the MSCI-EAFE Index. On the domestic equities front, our growth bias restrained performance as value continued to outperform growth by a significant margin. On the whole, technology stocks continued to disappoint.

Fixed income securities, last year's major performance contributor, gave up some ground in first half fiscal 2002 as bond investors began worrying that a global economic recovery might have inflationary implications. The Fund's modest under-weighting in the U.S. and over-weighting in Europe was a slight plus. In the domestic fixed income portfolio, our bias toward corporate bonds, mortgage-backed securities, and inflation adjusted Treasuries (TIPs) also contributed to performance, as all three categories outperformed conventional U.S. Treasuries.

At the close of first half fiscal 2002, the Fund was over-weighted in U.S. equities (52.1% versus a neutral 45.0%), under-weighted in international equities (15.3% versus a neutral 20.0%), and modestly under-weighted in global fixed income (30.8% versus a neutral 33.0%). The remaining 1.8% of portfolio assets were in cash reserves.

The U.S. economy has clearly emerged from recession. While we do not expect Gross Domestic Product (GDP) growth to continue at the 5.8% pace posted in the first quarter, we do feel the economy will grow fast enough to support a broad-based earnings recovery in second half 2002. Thus far, the economic recovery has been fueled almost exclusively by surprisingly strong consumer spending. With low interest rates and lots of financial incentives still being used to move merchandise, we believe consumer spending will remain relatively healthy. We don't expect capital spending to rebound until we experience a broader based corporate profit recovery, probably in the third or fourth quarter. We suspect most of the money will go to productivity enhancing technology, as companies in a wide range of industries attempt to restore and improve profit margins in an economic environment in which pricing power will remain constrained. "Brick and mortar" capital spending will likely remain depressed until capacity utilization rates improve significantly.

The Fund's domestic equities portfolio continues to have a growth bias, including relatively significant exposure to technology stocks, which we believe are poised to recover strongly as profits improve in the quarters ahead and corporate managers once again focus on increasing productivity. We also expect some value-oriented sectors, especially health care, to perform better over the balance of the year. Pharmaceutical stocks, usually a fairly defensive sector, were hit hard over the last six months as investors focused on patent expirations and a slowdown in new drug introductions. Some of the world's largest pharmaceutical companies are now trading at very attractive valuations.

Economic growth in Europe and the UK may lag. These economies have held up better than the U.S. over the last year and monetary authorities haven't eased as aggressively as the Federal Reserve. Also, Europe's greater dependence on foreign oil may be more of an economic drain if energy prices remain around current levels. Although the Nikkei was among the best performing equities indices in the world through the first four months of calendar 2002, we don't see any significant improvement in Japan's economic fundamentals. Even if Japan manages to emerge from recession - a big "if" considering all of its current problems - we suspect the economy will remain flat at best. Currently our investments in Japan are primarily in exporters, which should benefit from the weak yen and an American economic recovery, and in restructuring/turnaround situations.

We expect the U.S. fixed income market to stabilize over the balance of the year. Despite strong first quarter GDP growth, there is little evidence of any inflationary pressure on the economy. We still favor corporate bonds over Treasuries, but are being quite selective due to event risk in industries such as telecommunications and power generation/energy trading. We continue to find mortgage-backed securities attractive. We also continue to like inflation adjusted Treasuries. Although we believe inflation will remain muted, we think investors' expectations of inflation will cause TIPs to outperform nominal Treasury Bonds, especially if, as we anticipate, the Fed remains neutral until late this year or early 2003. We are modestly over-weighted in European bonds, because the monetary authorities have more room to ease if the economic recovery falters. Also, the euro is finally making some progress against the U.S. dollar. If this continues, more favorable currency translations will enhance total returns from our European fixed income investments.


Sincerely,

/s/ Nancy Tengler  /s/Noel DeDora
/s/ Al Kirschbaum /s/Sandie Kinchen

Fremont Investment Advisors

FREMONT GLOBAL FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 4/30/02

[CHART]

Canada                                      1.1%
United States                              73.4%
Emerging Markets-Latin America              0.8%
Europe                                     18.1%
Africa                                      0.1%
Japan                                       4.6%
Pacific Rim (Excluding Japan)               1.9%


ANNUAL RETURNS

11/18/88 - 10/31/89*      +13.71%
11/01/89 - 10/31/90       - 2.64%
11/01/90 - 10/31/91       +18.38%
11/01/91 - 10/31/92       + 7.10%
11/01/92 - 10/31/93       +17.51%
11/01/93 - 10/31/94       + 1.74%
11/01/94 - 10/31/95       +12.78%
11/01/95 - 10/31/96       +13.72%
11/01/96 - 10/31/97       +13.01%
11/01/97 - 10/31/98       + 3.62%
11/01/98 - 10/31/99       +17.37%
11/01/99 - 10/31/00       + 8.86%
11/01/00 - 10/31/01       -17.77%
11/01/01 - 4/30/02*       + 2.14%

TOP TEN HOLDINGS

U.S. Treasury Bond, 3.880%, 04/15/29                        1.4%
General Electric Co.                                        1.3%
Exxon Mobil Corp.                                           1.2%
Microsoft Corp.                                             1.2%
Netherlands (Kingdom of), 5.750%, 02/15/07                  1.1%
Cisco Systems, Inc.                                         1.0%
FNMA TBA, 6.000%, 06/08/17                                  1.0%
FHLMC, 6.500%, 08/15/31                                     0.8%
Pfizer, Inc.                                                0.8%
Home Depot, Inc.                                            0.8%
TOTAL                                                      10.6%

[CHART]
GROWTH OF $10,000(1)



                                         LEHMAN BROS. INTERMEDIATE      MSCI            SALOMON NON-US GOVT.
FREMONT GLOBAL FUND      S&P 500 INDEX    GOVT./CORP. BOND INDEX     EAFE INDEX      BOND INDEX

  18-Nov-88    $10,000                  $10,000           $10,000               $10,000                $10,000
  30-Nov-88    $10,040                  $10,281            $9,966               $10,161                $10,004
  31-Dec-88    $10,123                  $10,467            $9,975               $10,218                $10,084
  31-Jan-89    $10,415                  $11,223           $10,080               $10,398                $10,141
  28-Feb-89    $10,325                  $10,944           $10,037               $10,451                $10,055
  31-Mar-89    $10,506                  $11,201           $10,081               $10,246                $10,125
  30-Apr-89    $10,677                  $11,777           $10,282               $10,341                $10,223
  31-May-89    $10,828                  $12,254           $10,486                $9,779                $10,228
  30-Jun-89    $10,878                  $12,187           $10,750                $9,614                $10,317
  31-Jul-89    $11,391                  $13,281           $10,970               $10,822                $10,542
  31-Aug-89    $11,512                  $13,538           $10,829               $10,335                $10,551
  30-Sep-89    $11,462                  $13,485           $10,880               $10,806                $10,495
  31-Oct-89    $11,371                  $13,167           $11,110               $10,371                $10,489
  30-Nov-89    $11,519                  $13,439           $11,216               $10,893                $10,465
  31-Dec-89    $11,735                  $13,758           $11,247               $11,295                $10,500
  31-Jan-90    $11,373                  $12,835           $11,175               $10,874                $10,292
  28-Feb-90    $11,331                  $13,000           $11,217               $10,116                $10,138
  31-Mar-90    $11,373                  $13,341           $11,231                $9,062                $10,133
  30-Apr-90    $11,203                  $13,010           $11,192                $8,990                $10,125
  31-May-90    $11,810                  $14,278           $11,438               $10,016                $10,376
  30-Jun-90    $11,842                  $14,180           $11,591                $9,928                $10,430
  31-Jul-90    $11,927                  $14,134           $11,753               $10,068                $10,471
  31-Aug-90    $11,341                  $12,857           $11,704                $9,090                $10,330
  30-Sep-90    $10,873                  $12,224           $11,795                $7,823                $10,272
  31-Oct-90    $11,070                  $12,179           $11,931                $9,042                $10,567
  30-Nov-90    $11,349                  $12,961           $12,112                $8,509                $10,740
  31-Dec-90    $11,527                  $13,318           $12,278                $8,647                $10,847
  31-Jan-91    $11,797                  $13,907           $12,403                $8,926                $11,053
  28-Feb-91    $12,270                  $14,902           $12,501                $9,883                $11,216
  31-Mar-91    $12,315                  $15,255           $12,586                $9,290                $11,221
  30-Apr-91    $12,371                  $15,297           $12,724                $9,381                $11,276
  31-May-91    $12,607                  $15,955           $12,802                $9,479                $11,343
  30-Jun-91    $12,258                  $15,228           $12,811                $8,782                $11,282
  31-Jul-91    $12,596                  $15,940           $12,954                $9,213                $11,384
  31-Aug-91    $12,810                  $16,315           $13,202                $9,026                $11,531
  30-Sep-91    $12,911                  $16,046           $13,429                $9,535                $11,719
  31-Oct-91    $13,105                  $16,259           $13,582                $9,671                $11,802
  30-Nov-91    $12,872                  $15,604           $13,738                $9,219                $11,840
  31-Dec-91    $13,676                  $17,386           $14,073                $9,695                $12,051
  31-Jan-92    $13,595                  $17,064           $13,946                $9,488                $12,152
  29-Feb-92    $13,747                  $17,282           $14,001                $9,148                $12,192
  31-Mar-92    $13,466                  $16,945           $13,946                $8,544                $12,123
  30-Apr-92    $13,501                  $17,440           $14,068                $8,585                $12,160
  31-May-92    $13,773                  $17,533           $14,286                $9,160                $12,292
  30-Jun-92    $13,655                  $17,277           $14,498                $8,726                $12,342
  31-Jul-92    $13,808                  $17,975           $14,786                $8,502                $12,428
  31-Aug-92    $13,844                  $17,612           $14,934                $9,035                $12,468
  30-Sep-92    $13,964                  $17,815           $15,138                $8,856                $12,673
  31-Oct-92    $14,035                  $17,879           $14,941                $8,392                $12,889
  30-Nov-92    $14,218                  $18,482           $14,884                $8,471                $12,895
  31-Dec-92    $14,389                  $18,722           $15,083                $8,515                $13,017
  31-Jan-93    $14,450                  $18,858           $15,375                $8,514                $13,154
  28-Feb-93    $14,609                  $19,115           $15,618                $8,771                $13,395
  31-Mar-93    $14,916                  $19,527           $15,681                $9,536                $13,358
  30-Apr-93    $14,940                  $19,049           $15,806               $10,441                $13,351
  31-May-93    $15,089                  $19,558           $15,771               $10,662                $13,416
  30-Jun-93    $15,212                  $19,623           $16,019               $10,495                $13,666
  31-Jul-93    $15,423                  $19,526           $16,058               $10,863                $13,819
  31-Aug-93    $15,896                  $20,263           $16,313               $11,449                $14,091
  30-Sep-93    $16,095                  $20,114           $16,381               $11,192                $14,185
  31-Oct-93    $16,493                  $20,527           $16,425               $11,536                $14,369
  30-Nov-93    $16,330                  $20,342           $16,333               $10,528                $14,490
  31-Dec-93    $17,209                  $20,592           $16,408               $11,288                $14,763
  31-Jan-94    $17,436                  $21,284           $16,590               $12,242                $14,650
  28-Feb-94    $16,944                  $20,707           $16,344               $12,208                $14,362
  31-Mar-94    $16,249                  $19,808           $16,075               $11,683                $14,273
  30-Apr-94    $16,312                  $20,064           $15,965               $12,178                $14,194
  31-May-94    $16,375                  $20,392           $15,976               $12,108                $14,084
  30-Jun-94    $16,198                  $19,887           $15,978               $12,279                $13,930
  31-Jul-94    $16,514                  $20,545           $16,208               $12,397                $14,026
  31-Aug-94    $16,982                  $21,381           $16,259               $12,691                $13,893
  30-Sep-94    $16,615                  $20,864           $16,109               $12,291                $13,934
  31-Oct-94    $16,780                  $21,344           $16,108               $12,700                $13,982
  30-Nov-94    $16,447                  $20,560           $16,035               $12,089                $14,163
  31-Dec-94    $16,491                  $20,862           $16,091               $12,166                $14,169
  31-Jan-95    $16,310                  $21,403           $16,362               $11,699                $14,319
  28-Feb-95    $16,516                  $22,231           $16,700               $11,665                $14,501
  31-Mar-95    $16,877                  $22,889           $16,795               $12,392                $14,821
  30-Apr-95    $17,238                  $23,564           $17,004               $12,858                $15,059
  31-May-95    $17,851                  $24,498           $17,517               $12,705                $15,540
  30-Jun-95    $18,060                  $25,073           $17,635               $12,483                $15,517
  31-Jul-95    $18,608                  $25,908           $17,636               $13,261                $15,702
  31-Aug-95    $18,568                  $25,968           $17,797               $12,756                $15,813
  30-Sep-95    $18,858                  $27,051           $17,925               $13,004                $16,073
  31-Oct-95    $18,924                  $26,975           $18,124               $12,654                $16,240
  30-Nov-95    $19,204                  $28,161           $18,361               $13,006                $16,571
  31-Dec-95    $19,669                  $28,683           $18,554               $13,530                $16,710
  31-Jan-96    $20,294                  $29,669           $18,714               $13,586                $16,896
  29-Feb-96    $20,225                  $29,955           $18,495               $13,632                $16,707
  31-Mar-96    $20,294                  $30,244           $18,401               $13,921                $16,869
  30-Apr-96    $20,725                  $30,688           $18,336               $14,326                $17,034
  31-May-96    $20,865                  $31,480           $18,321               $14,063                $17,162
  30-Jun-96    $21,006                  $31,599           $18,516               $14,141                $17,304
  31-Jul-96    $20,458                  $30,203           $18,571               $13,728                $17,420
  31-Aug-96    $20,727                  $30,840           $18,586               $13,759                $17,662
  30-Sep-96    $21,392                  $32,576           $18,844               $14,125                $18,019
  31-Oct-96    $21,520                  $33,474           $19,178               $13,980                $18,314
  30-Nov-96    $22,474                  $36,005           $19,431               $14,536                $18,655
  31-Dec-96    $22,416                  $35,291           $19,307               $14,349                $18,685
  31-Jan-97    $22,856                  $37,497           $19,382               $13,847                $18,913
  28-Feb-97    $23,019                  $37,790           $19,419               $14,074                $19,034
  31-Mar-97    $22,498                  $36,236           $19,285               $14,125                $18,964
  30-Apr-97    $22,892                  $38,400           $19,512               $14,200                $19,146
  31-May-97    $23,876                  $40,739           $19,674               $15,124                $19,236
  30-Jun-97    $24,615                  $42,564           $19,853               $15,958                $19,557
  31-Jul-97    $25,872                  $45,951           $20,256               $16,216                $19,854
  31-Aug-97    $24,631                  $43,376           $20,155               $15,005                $19,896
  30-Sep-97    $25,624                  $45,752           $20,389               $15,845                $20,226
  31-Oct-97    $24,319                  $44,224           $20,615               $14,627                $20,366
  30-Nov-97    $24,456                  $46,271           $20,661               $14,478                $20,506
  31-Dec-97    $24,642                  $47,066           $20,826               $14,604                $20,754
  31-Jan-98    $24,432                  $47,586           $21,099               $15,272                $21,009
  28-Feb-98    $25,730                  $51,018           $21,082               $16,252                $21,196
  31-Mar-98    $26,555                  $53,631           $21,149               $16,753                $21,386
  30-Apr-98    $26,856                  $54,170           $21,255               $16,885                $21,499
  31-May-98    $26,538                  $53,239           $21,410               $16,803                $21,795
  30-Jun-98    $26,555                  $55,402           $21,547               $16,931                $21,881
  31-Jul-98    $26,306                  $54,812           $21,623               $17,102                $22,077
  31-Aug-98    $23,363                  $46,887           $21,962               $14,983                $22,502
  30-Sep-98    $24,183                  $49,890           $22,513               $14,524                $23,021
  31-Oct-98    $25,200                  $53,949           $22,491               $16,038                $23,009
  30-Nov-98    $26,252                  $57,218           $22,489               $16,860                $23,227
  31-Dec-98    $27,108                  $60,515           $22,579               $17,525                $23,147
  31-Jan-99    $27,416                  $63,046           $22,703               $17,473                $23,436
  28-Feb-99    $26,782                  $61,085           $22,369               $17,057                $23,299
  31-Mar-99    $27,493                  $63,529           $22,537               $17,769                $23,574
  30-Apr-99    $28,209                  $65,988           $22,607               $18,489                $23,873
  31-May-99    $27,648                  $64,430           $22,433               $17,537                $23,812
  30-Jun-99    $28,655                  $68,006           $22,448               $18,220                $23,426
  31-Jul-99    $28,498                  $65,884           $22,428               $18,762                $23,389
  31-Aug-99    $28,557                  $65,555           $22,446               $18,830                $23,435
  30-Sep-99    $28,596                  $63,758           $22,655               $19,020                $23,539
  31-Oct-99    $29,578                  $67,793           $22,714               $19,732                $23,592
  30-Nov-99    $30,681                  $69,176           $22,741               $20,418                $23,729
  31-Dec-99    $33,168                  $73,251           $22,666               $22,250                $23,814
  31-Jan-00    $32,301                  $69,573           $22,582               $20,837                $23,836
  29-Feb-00    $34,078                  $68,258           $22,767               $21,398                $23,998
  31-Mar-00    $34,642                  $74,934           $23,004               $22,227                $24,333
  30-Apr-00    $33,304                  $72,679           $22,951               $21,057                $24,453
  31-May-00    $32,383                  $71,189           $22,988               $20,544                $24,648
  30-Jun-00    $33,743                  $72,947           $23,392               $21,347                $24,775
  31-Jul-00    $33,079                  $71,809           $23,570               $20,452                $24,956
  31-Aug-00    $34,429                  $76,261           $23,848               $20,630                $24,966
  30-Sep-00    $33,123                  $72,235           $24,065               $19,625                $25,180
  31-Oct-00    $32,200                  $71,929           $24,176               $19,162                $25,382
  30-Nov-00    $30,486                  $66,259           $24,505               $18,443                $25,814
  31-Dec-00    $30,978                  $66,583           $24,956               $19,099                $26,109
  31-Jan-01    $31,945                  $68,945           $25,365               $19,105                $26,406
  28-Feb-01    $29,565                  $62,659           $25,606               $17,677                $26,623
  31-Mar-01    $28,004                  $58,689           $25,803               $16,498                $26,828
  30-Apr-01    $29,466                  $63,250           $25,736               $17,645                $26,641
  31-May-01    $29,293                  $63,674           $25,880               $17,022                $26,772
  30-Jun-01    $28,921                  $62,124           $25,976               $16,326                $26,930
  31-Jul-01    $28,524                  $61,513           $26,516               $16,029                $27,172
  31-Aug-01    $27,629                  $57,662           $26,781               $15,623                $27,393
  30-Sep-01    $25,623                  $53,006           $27,172               $14,040                $27,516
  31-Oct-01    $26,479                  $54,017           $27,623               $14,400                $28,016
  30-Nov-01    $27,698                  $58,163           $27,347               $14,931                $27,887
  31-Dec-01    $27,788                  $58,673           $27,197               $15,020                $27,706
  31-Jan-02    $27,436                  $57,817           $27,338               $14,221                $27,695
  28-Feb-02    $26,959                  $56,704           $27,554               $14,321                $27,728
  31-Mar-02    $27,750                  $58,837           $27,135               $15,096                $27,597
  30-Apr-02    $27,047                  $55,270           $27,583               $15,196                $27,821



AVERAGE ANNUAL RETURNS FOR PERIODS ENDED  4/30/02

1  YEAR           5 YEARS           10 YEARS     SINCE INCEPTION (11/18/88)
-8.21%            3.39%             7.20%            7.68%



*Unannualized. (1)Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Salomon Non-U.S. Government Bond Index (currency hedged), the Lehman Bros. Intermediate Government/Corporate Bond Index, or the Morgan Stanley Capital International EAFE Index. International investing presents certain risks such as changing market conditions, currency fluctuations, and economic and political instability. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT INTERNATIONAL GROWTH FUND

[SIDENOTE]
THE PORTFOLIO COUNSELOR TEAM
CAPITAL GUARDIAN TRUST COMPANY

[PHOTO ROBERT RONUS, DAVID I.FISHER, NILLY SIKORSKY, HARTMUT GIESECKE, LIONEL M. SAUVAGE, NANCY J. KYLE, RUDOLF M. STAEHLIN, RICHARD N. HAVAS, ARTHUR GROMADZKI, AND CHRISTOPHER REED]

Robert Ronus, David I.Fisher, Nilly Sikorsky, Hartmut Giesecke, Lionel M. Sauvage, Nancy J. Kyle, Rudolf M. Staehlin, Richard N. Havas, Arthur Gromadzki, and Christopher Reed

FUND PROFILE
UNDER THE STEWARDSHIP OF CAPITAL GUARDIAN TRUST COMPANY (CGTC), THE
FREMONT INTERNATIONAL GROWTH FUND IS A DIVERSIFIED PORTFOLIO OF INTERNATIONAL EQUITIES BELIEVED TO HAVE SUPERIOR CAPITAL APPRECIATION POTENTIAL. CGTC'S PARENT COMPANY, THE CAPITAL GROUP COMPANIES, HAS ONE OF THE INVESTMENT INDUSTRY'S MOST ELABORATE AND SUCCESSFUL GLOBAL INTELLIGENCE NETWORKS.

CGTC EMPLOYS A MULTIPLE PORTFOLIO MANAGER SYSTEM. TEN INDIVIDUAL PORTFOLIO MANAGERS AND THE COLLECTIVE RESEARCH ANALYST TEAM ARE EACH GIVEN A PORTION OF THE PORTFOLIO'S ASSETS TO MANAGE. THE INVESTMENT STYLES OF THE PORTFOLIO MANAGERS VARY. HOWEVER, THEY HAVE A UNIFYING INVESTMENT OBJECTIVE: SUPERIOR LONG-TERM RETURNS VERSUS THE SAME BENCHMARK INDEX. THE ENTIRE PORTFOLIO IS CAREFULLY MONITORED TO ENSURE SUFFICIENT REGIONAL AND COUNTRY DIVERSIFICATION.

TO OUR SHAREHOLDERS,

For the six-month period ended April 30, 2002, the Fremont International Growth Fund gained 3.51% compared to the Morgan Stanley Capital International Europe, Australia, and Far East (MSCI-EAFE) Index's 5.53% advance.

In general, the things that hurt us in second half fiscal 2001 helped us first half fiscal 2002. Late last summer, with the global economy showing signs of firming and what we believed to be attractive valuations for economically sensitive companies, we increased our over-weighting in cyclical sectors including technology. The cyclicals were hit particularly hard in the aftermath of the 9/11 tragedy, before rallying strongly from October through year-end 2001 and again in March, 2002. Although we gave back some of our gains in cyclicals in April, they made a positive contribution to relative performance over the full reporting period.

Relative returns were also buoyed by the generally good performance of our investments in the emerging markets and Canada. Our exposure in Japan was also a plus, with the Nikkei among the best performing indices in calendar year-to-date 2002.

At the close of this reporting period, the portfolio is still over-weighted in cyclicalsectors such as information technology and consumer discretionary, and under-weighted in defensive sectors including consumer staples, financials, and utilities. Although wireless communication stocks have been among our worst performers over the last year, we continue to believe this is still a growth business that will get a second wind from growing demand for new handsets with Internet access and other appealing digital functions. We also feel constructive about the semiconductor and semiconductor equipment businesses, which will continue to be driven by the demand for smaller, faster, more powerful chips.

On a regional asset allocation basis, the Fund is slightly over-weighted in the Pacific, including a modest over-weight in Japan. We are under-weighted in the UK and euro-based EU countries and about equal-weighted in smaller European markets including Switzerland, Sweden, Denmark, and Norway. We are not negative on the European markets, but have to be under-weight somewhere relative to EAFE in order to maintain our positions in emerging markets and Canada, which are not included in the index. Approximately 5.3% of portfolio assets are in the emerging markets, primarily Korea, Mexico, and Taiwan, and another 2.3% is in Canada.

We are sensitive to the impact of currency valuations on the portfolio. Consequently, we are hedging into the euro and Australian dollar. We believe the euro can make some progress against the mighty U.S. dollar in the year ahead, and in the process, enhance dollar denominated returns on EU stocks. Also, by hedging into the euro, we effectively increase our exposure in Europe.

Over the last six years, emerging market economies having been doing what they are supposed to do--grow faster than developed nation economies. From 1996 through 2000, emerging market economies grew by 5.1% annually. In 2001 they expanded at a 4.9% rate and are expected to grow by about 5.5% in

2002. Despite faster growth rates, emerging market equities valuations are among the lowest in the world. The emerging markets' Price/Book Value ratio is
1.8 versus 3.4 for the U.S., 2.4 for Europe, and 1.6 for Japan. Emerging markets' Price/Earnings ratio is 15.6, compared to 34.6 for the U.S., 20.7 for Europe and 40.9 for Japan. Consequently, despite a higher level of political and currency risk, we feel quite comfortable investing in the emerging markets.

In general, we believe the global economicoutlook is relatively positive. European/UK economic growth should trend around 2.5% in 2002, with the smaller European economies perhaps growing a bit faster. The Japanese economy may or may not make it out of recession. However, despite the Nikkei's dismal performance over the last 14 years, we have had success finding rewarding opportunities, especially in restructuring/turnaround situations. That continues to be our focus in Japan.

Currently our largest holding is AstraZeneca, a leading pharmaceuticals firm formed by the merger of British and Swedish drug companies. We were able to build our large position when the stock came under pressure as its best selling ulcer drug Prilosec approached patent expiration. The stock has rebounded nicely with the successful introduction of its successor drug Nexium. AstraZeneca also has several other potential blockbusters awaiting FDA approval.

In closing, the U.S. equities market significantly outperformed international markets through the 1990s. Going forward, we believe international markets will be much more competitive, legitimizing international investing as an effective diversification tool.

Sincerely,

/s/Robert Ronus


Robert Ronus & Capital Guardian Trust
Company's Portfolio Counselors Team




FREMONT INTERNATIONAL GROWTH FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 4/30/02

[CHART]

Canada                              2.3%
Latin America                       2.1%
Europe                             62.1%
Japan                              23.8%
Pacific Rim                         9.7%


ANNUAL RETURNS

3/1/94 - 10/31/94*               + 2.30%
11/01/94 - 10/31/95              + 0.13%
11/01/95 - 10/31/96              + 7.07%
11/01/96 - 10/31/97              - 0.01%
11/01/97 - 10/31/98              + 0.80%
11/01/98 - 10/31/99              +38.70%
11/01/99 - 10/31/00              - 2.54%
11/01/00 - 10/31/01              - 32.21%
11/01/01 - 4/30/02*              +  3.51%

TOP TEN HOLDINGS

AstraZeneca Group                              3.9%
Vodafone Group                                 3.3%
Swiss Re                                       2.4%
Nokia (AB) OY                                  2.4%
Sanofi Synthelabo                              2.2%
Royal Bank of Scotland Group                   2.1%
Samsung Electronics                            2.1%
Aegon NV                                       1.7%
Nintendo Co.                                   1.7%
Tokyo Electron Ltd.                            1.6%
                            TOTAL             23.4%


[CHART]
GROWTH OF $10,000 (1)

                FREMONT INTERNATIONAL
                GROWTH FUND                MSCI EAFE INDEX

  1-Mar-94       $10,000                    $10,000
 31-Mar-94        $9,634                     $9,569
 30-Apr-94        $9,666                     $9,975
 31-May-94        $9,676                     $9,918
 30-Jun-94        $9,488                    $10,058
 31-Jul-94        $9,718                    $10,155
 31-Aug-94       $10,178                    $10,395
 30-Sep-94       $10,031                    $10,068
 31-Oct-94       $10,230                    $10,403
 30-Nov-94        $9,739                     $9,903
 31-Dec-94        $9,689                     $9,965
 31-Jan-95        $9,020                     $9,582
 28-Feb-95        $9,198                     $9,555
 31-Mar-95        $9,386                    $10,151
 30-Apr-95        $9,699                    $10,533
 31-May-95        $9,950                    $10,407
 30-Jun-95       $10,159                    $10,225
 31-Jul-95       $10,734                    $10,862
 31-Aug-95       $10,473                    $10,448
 30-Sep-95       $10,546                    $10,652
 31-Oct-95       $10,243                    $10,366
 30-Nov-95       $10,148                    $10,654
 31-Dec-95       $10,387                    $11,083
 31-Jan-96       $10,746                    $11,129
 29-Feb-96       $10,915                    $11,166
 31-Mar-96       $10,999                    $11,403
 30-Apr-96       $11,431                    $11,735
 31-May-96       $11,326                    $11,519
 30-Jun-96       $11,516                    $11,584
 31-Jul-96       $10,915                    $11,245
 31-Aug-96       $11,104                    $11,270
 30-Sep-96       $11,368                    $11,570
 31-Oct-96       $10,967                    $11,451
 30-Nov-96       $11,516                    $11,907
 31-Dec-96       $11,738                    $11,754
 31-Jan-97       $11,749                    $11,342
 28-Feb-97       $11,770                    $11,528
 31-Mar-97       $11,527                    $11,570
 30-Apr-97       $11,421                    $11,631
 31-May-97       $12,098                    $12,388
 30-Jun-97       $12,542                    $13,071
 31-Jul-97       $13,124                    $13,283
 31-Aug-97       $11,717                    $12,291
 30-Sep-97       $12,161                    $12,979
 31-Oct-97       $10,966                    $11,982
 30-Nov-97       $10,723                    $11,859
 31-Dec-97       $10,755                    $11,963
 31-Jan-98       $10,904                    $12,510
 28-Feb-98       $11,856                    $13,313
 31-Mar-98       $12,027                    $13,723
 30-Apr-98       $12,219                    $13,831
 31-May-98       $12,048                    $13,764
 30-Jun-98       $11,909                    $13,868
 31-Jul-98       $11,973                    $14,009
 31-Aug-98       $10,124                    $12,273
 30-Sep-98       $10,156                    $11,897
 31-Oct-98       $11,054                    $13,137
 30-Nov-98       $11,578                    $13,810
 31-Dec-98       $11,810                    $14,355
 31-Jan-99       $12,348                    $14,313
 28-Feb-99       $12,020                    $13,972
 31-Mar-99       $12,628                    $14,555
 30-Apr-99       $13,248                    $15,144
 31-May-99       $12,804                    $14,365
 30-Jun-99       $13,833                    $14,925
 31-Jul-99       $14,301                    $15,368
 31-Aug-99       $14,499                    $15,424
 30-Sep-99       $14,733                    $15,580
 31-Oct-99       $15,332                    $16,163
 30-Nov-99       $16,310                    $16,725
 31-Dec-99       $18,577                    $18,226
 31-Jan-00       $18,115                    $17,068
 29-Feb-00       $18,784                    $17,527
 31-Mar-00       $19,222                    $18,207
 30-Apr-00       $18,079                    $17,249
 31-May-00       $17,155                    $16,828
 30-Jun-00       $17,957                    $17,486
 31-Jul-00       $16,839                    $16,753
 31-Aug-00       $17,240                    $16,898
 30-Sep-00       $15,854                    $16,076
 31-Oct-00       $14,942                    $15,696
 30-Nov-00       $14,289                    $15,107
 31-Dec-00       $14,357                    $15,644
 31-Jan-01       $14,595                    $15,649
 28-Feb-01       $13,324                    $14,479
 31-Mar-01       $12,489                    $13,514
 30-Apr-01       $13,589                    $14,453
 31-May-01       $12,926                    $13,943
 30-Jun-01       $12,304                    $13,373
 31-Jul-01       $11,880                    $13,130
 31-Aug-01       $11,456                    $12,797
 30-Sep-01        $9,827                    $11,501
 31-Oct-01       $10,130                    $11,795
 30-Nov-01       $10,778                    $12,230
 31-Dec-01       $10,891                    $12,303
 31-Jan-02       $10,202                    $11,649
 28-Feb-02       $10,081                    $11,731
 31-Mar-02       $10,540                    $12,365
 30-Apr-02       $10,486                    $12,447



AVERAGE ANNUAL RETURNS FOR PERIODS ENDED  4/30/02


1  YEAR     3 YEARS           5 YEARS          SINCE INCEPTION (3/1/94)

-22.83%     -7.50%            -1.69%                 0.58%

*Unannualized. (1)Assumes initial investment of $10,000 on inception date, March 1, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE Index. Investments in foreign equities are subject to risks, such as erratic market conditions, economic and political instability, and currency exchange rate fluctuations. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT NEW ERA VALUE FUND
[SIDENOTE]
PORTFOLIO CO-MANAGERS

NANCY TENGLER AND NOEL DEDORA
FREMONT INVESTMENT ADVISORS, INC.
[PHOTO NANCY TENGLER AND NOEL DEDORA]
NANCY TENGLER AND NOEL DEDORA

FREMONT NEW ERA VALUE FUND

THE FREMONT NEW ERA VALUE FUND SEEKS CAPITAL APPRECIATION THROUGH INVESTING IN THE UNDERVALUED STOCKS OF LEADING COMPANIES WELL POSITIONED TO SUCCEED IN A NEW ERA FOR AMERICAN BUSINESS. THE PORTFOLIO MANAGER TEAM OF NANCY TENGLER AND NOEL DEDORA HAVE BEEN WORKING TOGETHER FOR 17 YEARS, AND HAVE DEVELOPED THE PROPRIETARY VALUATION TECHNIQUES THAT MAKE THE FUND UNIQUE. IN ADDITION TO SERVING AS PORTFOLIO CO-MANAGER FOR THE FUND, MS. TENGLER IS THE PRESIDENT AND CHIEF INVESTMENT OFFICER OF FREMONT INVESTMENT ADVISORS.

TO OUR SHAREHOLDERS,

During the six months ended April 30, 2002, the Fremont New Era Value Fund declined 3.77% compared to 2.32% gain for the S&P 500.

With a few exceptions, our significant exposure to technology stocks was largely responsible for the Fund's under-performance relative to its benchmark in first half fiscal 2002. Telecommunications sector investments also disappointed. Finally, poor performance among the major pharmaceutical stocks, usually a defensive sector, also restrained returns. There are some problems in the drug industry - a relatively high percentage of best selling drugs coming off patent and a slowdown in new drug approvals. However, we believe that most if not all the potential bad news is discounted in drug stock prices.

Our holdings in the energy and financial sectors positively impacted perform-ance. Results from other sectors were mixed. Apparel retailer The Limited, Home Depot, and Wells Fargo were at the top of our performance contribution list, along with an all too rare big tech winner Adobe Systems. The four companies having the most negative impact on portfolio performance were Bristol Myers Squibb, Qwest, Verizon, and Electronic Data Systems (EDS).

We can only remember two periods in our professional investment careers, 1974 and 1990, when so many high quality companies have been treated so harshly. We think this is largely a function of investors being so skittish that any whiff of potentially bad news sends them scurrying to the exits. EDS is a good example. The stock sold off sharply on news that IBM's project-oriented technology business was faltering. The fact that EDS is in the much more stable technology contract services business didn't seem to matter to investors inclined to sell first and ask questions later.

During this reporting period, we made some modest shifts in sector allocation, increasing our exposure to consumer non-durables, consumer services, and financials and reducing our commitments in technology, pharmaceuticals and retail. New positions in Coca Cola, (in which we have already taken profits), Disney and Estee Lauder have performed quite well.

Technology and pharmaceuticals remain our largest sector weightings, followed by financials. We are technically under-weighted in financials, but only because we don't presently own any brokerage stocks. The brokers may be great values at today's depressed prices, but with the government now investigating conflicts of interest in the business - analysts publicly recommending the stocks of investment banking clients, while panning them in interoffice emails - we are not sure the worst is over quite yet. We could see some rather hefty settlements being paid to the many brokerage firm customers who lost a pile of money following tainted advice.

I suppose many of our shareholders are wondering why we haven't thrown in the towel on technology. Our simple answer is that productivity enhancing technology is the key to long-term non-inflationary growth and critical to preserving and enhancing corporate profit margins. In calendar 2001 as the economy decelerated into recession, corporate managers froze information technology budgets in a frantic effort to cut costs as revenues and profits plummeted. With the economy emerging from recession and a broad-based corporate profit recovery around the corner, we believe corporate managers will once again fund technologies that will allow them to conduct their businesses more effectively and cost efficiently. This will be particularly important in an economic environment in which there will likely be somewhat limited pricing flexibility.

Blessed with 20/20 hindsight, we can now see that we went bottom fishing for technology stocks before some of them hit bottom. However, going forward, we are confident shareholders will be rewarded by our commitment to high quality, market dominant technology companies trading at attractive valuations relative to long-term growth prospects.

We also believe we will be vindicated for sticking to our discipline. It can be very tempting even for seasoned professional investors to modify their style when short-term performance is flagging. Investors often zig when the market is ready to zag. That's a sure-fire way to be wrong most, rather than just some, of the time. Our proprietary Relative Dividend Yield (RDY) and Relative Price to Sales Ratio (RPSR) stock selection models have a long track record of delivering solid returns. We trust they will continue to be effective over the long term.

Looking ahead, recent economic data has been mixed. The first quarter's 5.8% GDP growth was impressive, but recently released unemployment numbers were disappointing. More importantly, first quarter profits were somewhat underwhelming. Nonetheless, we believe the economy will still grow fast enough to support a broad-based earnings recovery in the second half of calendar 2002. Progress on the earnings front should help improve investor psychology and settle the market.

Sincerely,

/s/Nancy Tengler
/s/Noel DeDora
Nancy Tengler and Noel Dedora
Portfolio Co-Managers




FREMONT NEW ERA VALUE FUND
SECTOR DIVERSIFICATION
AS OF 4/30/02
[CHART]

Health Care                                            (17.3%)
Technology (Components)                                (13.3%)
Technology (Software)                                   (9.7%)
Retail                                                  (7.0%)
Technology (Equipment)                                  (6.8%)
Financial Services (Banks)                              (6.8%)
Consumer Non-Durables                                   (6.4%)
Business Equipment & Services                           (5.2%)
Capital Goods                                           (5.0%)
Other                                                  (17.6%)
Cash                                                    (4.9%)


[CHART]
CUMULATIVE RETURN

12/29/00*-              -20.90%
10/31/01
11/01/01 -
 4/30/02                -3.77%

TOP TEN HOLDINGS

Cisco Systems, Inc.                                       5.5%
Electronic Data Systems Corp.                             5.2%
General Electric Co.                                      5.0%
Wells Fargo & Co.                                         4.8%
Microsoft Corp.                                           4.7%
Walt Disney Co. (The)                                     4.4%
Verizon Communications                                    4.2%
Adobe Systems, Inc.                                       4.1%
Amgen, Inc.                                               4.1%
Home Depot, Inc.                                          4.0%
                                   TOTAL                 46.0%

[CHART]
GROWTH OF $10,000(1)

                  FREMONT NEW ERA
                    VALUE FUND                        S&P 500 INDEX
                    ----------                        -------------
       29-Dec-00     $   10,000                         $   10,000
       31-Dec-00     $   10,000                         $   10,000
       31-Jan-01     $   10,460                         $   10,355
       28-Feb-01     $   9,540                          $    9,411
       31-Mar-01     $   8,930                          $    8,814
       30-Apr-01     $   9,620                          $    9,499
       31-May-01     $   9,550                          $    9,563
       30-Jun-01     $   9,370                          $    9,330
       31-Jul-01     $   9,110                          $    9,239
       31-Aug-01     $   8,450                          $    8,660
       30-Sep-01     $   7,580                          $    7,961
       31-Oct-01     $   7,910                          $    8,113
       30-Nov-01     $   8,650                          $    8,735
       31-Dec-01     $   8,442                          $    8,812
       31-Jan-02     $   8,492                          $    8,683
       28-Feb-02     $   8,152                          $    8,516
       31-Mar-02     $   8,252                          $    8,837
       30-Apr-02     $   7,612                          $    8,301

AVERAGE ANNUAL RETURN FOR PERIODS ENDED 4/30/02

1 YEAR                     SINCE INCEPTION (12/29/00)
-20.88                     -18.51%


*Inception date. (1)Assumes initial investment of $10,000 on inception date, December 29, 2000. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT NEW ERA GROWTH FUND
[SIDENOTE]
PORTFOLIO CO-MANAGERS

H. KENT MERGLER AND
STEPHEN K. MERGLER
NORTHSTAR CAPITAL MANAGEMENT

[PHOTO H. KENT MERGLER AND STEPHEN K. MERGLER]
H. KENT MERGLER AND STEPHEN K. MERGLER

FUND PROFILE

MANAGED BY NORTHSTAR CAPITAL MANAGEMENT, THE FREMONT NEW ERA GROWTH FUND IS A CONCENTRATED PORTFOLIO OF LARGE CAPITALIZATION GROWTH STOCKS SELECTED ON THE BASIS OF RIGOROUS QUANTITATIVE AND QUALITATIVE RESEARCH. NORTHSTAR EMPLOYS A "QUALITY GROWTH" STRATEGY FOCUSING ON LEADING COMPANIES IN THEIR RESPECTIVE INDUSTRY GROUPS TRADING AT REASONABLE VALUATIONS RELATIVE TO SUPERIOR EARNINGS GROWTH RATES. THE NORTHSTAR CAPITAL MANAGEMENT TEAM WAS FORMED IN 1992 AND HAS AN EXCELLENT TRACK RECORD MANAGING LARGE CAP GROWTH STOCK PORTFOLIOS FOR PRIVATE CLIENTS.

TO OUR SHAREHOLDERS,

The Fremont New Era Growth Fund was offered to the public on December 31, 2001. From public offering date through April 30, 2002, the Fund declined 7.50% compared to the S&P 500 Index's 5.80% loss.

We are somewhat disappointed by the Fund's negative results in the first four months of operation. However, the Fund was launched into a very difficult market for large cap growth stocks. Ironically, on an earnings basis, the overwhelming majority of our holdings met or exceeded consensus expectations. Unfortunately, this failed to impress investors unsettled by the Enron accounting scandal, heightened tensions in the Middle East, and doubt over the strength and endurance of the economic recovery.

Since this is the first time we have reported to shareholders, let us begin by reviewing our investment methodology. We are large cap growth stock investors focused on identifying companies with most, if not always all, of the following fundamental characteristics:

1.   A history of above market average earnings growth.
2.   Higher than market average 5-year projected earnings growth rates.
3.   Relatively low earnings volatility.
4. A lower than market PEG ratio (P/E divided by 5-year projected earnings growth rates).
5.   A higher than market average return on equity (ROE).

Once we have identified stocks that pass these fundamental hurdles, we focus on the investment intangibles such as quality of products and services, marketing prowess, customer service, and management strength. Companies that get high scores on these subjective tests are shaped into a concentrated portfolio of 20-30 stocks with sufficient industry group diversification to mitigate risk. By concentrating the portfolio in our 20-30 best investment ideas spread over multiple industry groups, we think we have a much better chance of rewarding our shareholders with truly superior performance.

A review of the portfolio's current fundamental characteristics provides a good illustration of our investment discipline. At the end of this reporting period, the Fund held 29 stocks in 8 different sectors. The portfolio has a Price/Forward Earnings ratio of 27.1 compared to the S&P 500's 21.8, a reflection of the high quality of our holdings. The portfolio's 5-year projected earnings growth rate is 18.3%, more than double the S&P 500's 8%. The portfolio has a PEG ratio (P/E divided by 5-year projected earnings growth rate) of 1.6, roughly half the S&P 500's 2.9.

As mentioned earlier, on an operating basis, the companies in our portfolio performed quite well. To wit, of the 19 stocks in the portfolio that have reported first quarter earnings, 10 exceeded consensus earnings estimates, seven met expectations, and only two recorded earnings disappointments. Over the trailing 12 months, our 29 portfolio companies' earnings grew 20% on average, with only one reporting lower earnings over that time period. This compares to a 31% earnings decline for the S&P 500.

Briefly reviewing performance in the Fund's infancy, our investments in the consumer discretionary sector (Harley Davidson, AutoZone, Kohl's, and Bed, Bath & Beyond) were quite productive. Our health care sector investments (Quest Diagnostics, Forrest Labs, and Johnson & Johnson) also performed well. Industrials sector holdings (Concord EFS and Apollo Group) delivered solid returns.

Although we were, and will likely continue to be, under-weighted in technology, tech investments, including Microsoft, and Intel, disappointed.
We were also hurt by several stocks, (Tyco, EDS, and General Electric), which were scrutinized for aggressive and/or highly complex accounting practices in the aftermath of the Enron scandal. We eliminated our Tyco and EDS positions, but have held on to GE, which we believe will ultimately be exonerated by investors. Finally, Pfizer, one of our larger holdings in the health care sector, slumped as investors worried about potential price regulation on prescription drugs and fewer new drug introductions throughout the industry. With best sellers such as Viagra and Lipitor, we believe Pfizer will continue to grow earnings at an attractive rate and on the basis of its PEG Ratio, is now as cheap as it has been in years.

Although we are investors rather than economists, we believe we will see a gradual sustained recovery in the year ahead. We remain under-weighted in technology, because we doubt capital spending in this sector will improve substantially in the foreseeable future. We are over-weighted in the consumer discretionary sector, because we expect the consumer to continue to take advantage of low interest rates and outstanding bargains. We are also over-weighted health care, an industry in which revenue and profit growth is much less dependent on broad-based economic momentum.

In closing, the Fund got off to a tough start in a challenging market environ-ment. However, we remain confident that a concentrated portfolio of reasonably priced companies growing earnings at well above market average rates will produce generous long-term returns for our shareholders.

Sincerely,

/s/H. Kent Mergler and Stephen K. Mergler

H. Kent Mergler and Stephen K. Mergler
Portfolio Co-Managers


FREMONT NEW ERA GROWTH
FUND SECTOR DIVERSIFICATION
AS OF 4/30/02
[CHART]

Retail                                        (25.2%)
Health Care                                   (19.5%)
Financial Services (Other)                     (9.0%)
Financial Services (Banks)                     (7.3%)
Consumer Non-Durables                          (7.2%)
Capital Goods                                  (5.9%)
Cash                                           (7.3%)
Other                                         (18.6%)


[CHART]
CUMULATIVE RETURN

12/31/01*-        -7.50%
 4/30/02


TOP TEN HOLDINGS

Quest Diagnostics, Inc.                        4.6%
Fifth Third Bancorp                            4.5%
Kohls Corp.                                    4.5%
Apollo Group, Inc. - Class A                   4.3%
Autozone, Inc.                                 4.2%
Procter & Gamble Co.                           4.1%
Affiliated Computer Services, Inc.             3.8%
Wal-Mart Stores, Inc.                          3.7%
Bed, Bath & Beyond, Inc.                       3.6%
MGIC Investment Corp.                          3.2%
                                     TOTAL    40.5%


[CHART]
GROWTH OF $10,000(1)

           FREMONT NEW ERA
           GROWTH FUND             S&P 500 INDEX

31-Dec-01   $10,000                 $10,000
31-Jan-02    $9,660                  $9,854
28-Feb-02    $9,350                  $9,664
31-Mar-02    $9,470                 $10,028
30-Apr-02    $9,250                  $9,420


*Initial public offering date. The Fund commenced operations on September 28, 2001 with an initial invest- ment of $500,000 by the Advisor in order to test certain investment strategies intended to achieve the Fund's objective. The Fund was closed to the public and the Advisor was the Fund's only shareholder for the period September 28, 2001 to December 31, 2001. On December 31, 2001, the Fund underwent a 1.082:1 stock split to adjust the net asset value per share of the Fund from $10.82 to $10.00, and commenced public operations in accordance with its investment objectives. The Financial Highlights reflect the December 31, 2001 stock split.(1)Assumes initial investment of $10,000 on December 31, 2001. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT STRUCTURED CORE FUND
[SIDENOTE]
PORTFOLIO MANAGER

DEBRA MCNEILL
FREMONT INVESTMENT ADVISORS, INC.
[PHOTO OF DEBRA MCNEILL]
DEBRA MCNEILL, CFA

FUND PROFILE

FORMERLY THE FREMONT GROWTH FUND, THE FREMONT STRUCTURED CORE FUND INVESTS PRINCIPALLY IN LARGE CAPITALIZATION U.S. STOCKS. THE GOAL IS TO OUTPERFORM THE STANDARD & POOR'S 500 AND THE AVERAGE OF ITS LARGE CAP CORE STOCK FUND PEER GROUP.

SUPERIOR EARNINGS GROWTH GENERALLY TRANSLATES INTO SUPERIOR STOCK PERFORMANCE. HOWEVER, STOCKS WITH EXCELLENT EARNINGS RECORDS OFTEN TRADE AT HIGH VALUATIONS AND UNANTICIPATED EARNINGS DISAPPOINTMENTS CAN RESULT IN SHARP DECLINES. IN SHORT, REWARD POTENTIAL IS ACCOMPANIED BY A SOMEWHAT HIGHER LEVEL OF RISK. THROUGH QUANTITATIVE ANALYSIS, PORTFOLIO MANAGER DEBRA MCNEILL SEEKS TO IDENTIFY STOCKS WITH SUPERIOR EARNINGS GROWTH PROSPECTS TRADING AT REASONABLE VALUATIONS. THE GOAL IS TO BUILD A DIVERSIFIED PORTFOLIO WITH FAVORABLE RISK/REWARD CHARACTERISTICS.

TO OUR SHAREHOLDERS,

For the six-month period ended April 30, 2002, the Fremont Structured Core Fund returned 3.47% compared to the S&P 500 Index's 2.32% gain. The Lipper Large Cap Core Fund Average advanced 1.74% over the same time period. Although our first half fiscal 2002 return was relatively modest, we are pleased to have outperformed our benchmark index and peer group in a challenging market.

Financial services was our best performing sector, with bank holding companies (Bank of America, US Bancorp, and Washington Mutual), finance companies (most notably Capital One), and mortgage insurers (especially Radian Group) posting strong gains. Our investments in homebuilders, particularly Sun-Belt builder Lennar Corp, also contributed to performance. Consumer non-durable stocks including Proctor & Gamble, Philip Morris, and Wet Seal, a leading teen fashion brand, delivered good returns.

Energy was our poorest performing group, with energy trading company Dynegy sustaining the most damage. We think Dynegy is a solid company that could reasonably be expected to benefit from the demise of Enron, its largest competitor. But, investors abandoned the entire industry when Enron collapsed. Our utilities holdings, primarily telephone companies, also disappointed. All the problems in the telecommunications business-over-capacity, intense pricing competition, and eroding profit margins - are well known. Yet, despite these problems, many telephone companies, especially the Regional Bell Operating Companies, have substantial positive cash flows and now have respectable, if not pristine balance sheets. They should also eventually benefit from the elimination of competition in the industry. We remain cautious in this sector, but believe most, if not all, of the bad news is already reflected in severely depressed stock prices.

At the end of this reporting period, the Fund was over-weighted in the financial services, retail, and shelter (homebuilders) sectors, because we believe consumer spending will continue to be the primary driver of the economy. We are under-weighted in energy, utilities, and health care services. We believe the sharp rise in oil and natural gas prices was a function of temporary dislocations in refining and distribution systems, rather than supply/demand dynamics. Consequently, we expect energy prices to trend lower. Although we think the worst may be over for selected telephone stocks (our primary utilities investments), we are not ready to get aggressive in this sector. Rising costs remains a threat to the health care services industry. This is a labor-intensive business in which you are not likely to see dramatic productivity gains. As America ages, you will have a lot more sick people with too few trained people to care for them. Since the government appears intent on restraining the growth in health care costs, it will be hard for health care service providers to preserve profit margins.

Mortgage insurer Radian Group is a good example of the kind of stocks our quantitative model is favoring. Trading at 13 times trailing earnings and 12 times next year's forecasts, Radian's stock appears quite cheap in view of the company's projected annual 5-year earnings growth rate of around 13%. Basically, Radiant insures mortgage lenders against default by borrowers. The fact that the company's earnings grew right through the recession - a period in which defaults could be expected to rise - speaks well of the Radian Group's business plan and management. We have great confidence Radian will continue to grow earnings at an attractive rate even if the vibrant housing market slows somewhat in the year ahead.

We are investors, not economists. However, we must factor economics into profit projections for portfolio companies and the market. The shallow and short-lived recession we experienced last year has not wrung out all the economic excesses developed in the boom years of the 1990s. With consumers having spent freely right through the recession, we don't see the kind of pent-up consumer demand that usually produces vigorous economic recoveries. There is still a lot of excess capacity in the system. Consequently, we think it will be some time before capital spending rebounds. Our concern is that a slow and steady economic recovery may disappoint investors expecting much more. We believe the market can make grudging progress over the balance of the year, but that returns will be modest by historical standards. In this environment, sector allocation and stock selection will be critical to returns.

In closing, we note that our portfolio's valuation and growth prospects are considerably superior to our bench- mark's metrics. The Price/Earnings ratio (P/E) for the Structured Core Fund based on the 2002 earnings estimates is 16.9 times earnings, versus 20.6 times earnings for the S&P 500. Over the next five years, the Fund's earnings are expected to grow at an annualized rate of 14.3% vs. 13.8% for the S&P 500.

Sincerely,

/s/Debra McNeill

Debra McNeill
Portfolio Manager




FREMONT STRUCTURED CORE FUND
SECTOR DIVERSIFICATION
AS OF 4/30/02
[CHART]

Financial Services (Other)                                      (12.4%)
Financial Services (Banks)                                      (11.6%)
Health Care                                                     (10.9%)
Retail                                                           (9.8%)
Consumer Non-Durables                                           (10.0%)
Capital Goods                                                    (6.7%)
Technology (Components)                                          (5.9%)
Technology (Equipment)                                           (5.0%)
Other                                                           (24.0%)
Cash                                                             (3.7%)

[CHART]
ANNUAL RETURNS

8/14/92 - 10/31/92*                                             + 2.00%
11/01/92 - 10/31/93                                             +12.80%
11/01/93 - 10/31/94                                             + 1.72%
11/01/94 - 10/31/95                                             +28.12%
11/01/95 - 10/31/96                                             +22.06%
11/01/96 - 10/31/97                                             +29.26%
11/01/97 - 10/31/98                                             + 7.30%
11/01/98 - 10/31/99                                             +24.24%
11/01/99 - 10/31/00                                             + 7.18%
11/01/00 - 10/31/01                                             -26.07%
11/01/01 - 4/30/02*                                             + 3.47%

TOP TEN HOLDINGS

Bank of America Corp.                          3.6%
Pfizer, Inc.                                   3.3%
Procter & Gamble Co.                           3.2%
Microsoft Corp.                                2.8%
General Electric Co.                           2.7%
Radian Group, Inc.                             2.3%
Wal-Mart Stores, Inc.                          2.3%
Philip Morris Cos., Inc.                       2.1%
US Bancorp                                     2.1%
Intel Corp.                                    2.0%
                      TOTAL                   26.4%

[CHART]
GROWTH OF $10,000(1)


                FREMONT STRUCTURED CORE FUND                  S&P 500 INDEX

14-Aug-92       $   10,000                                    $   10,000
31-Aug-92       $    9,899                                    $    9,873
30-Sep-92       $   10,091                                    $    9,987
31-Oct-92       $   10,200                                    $   10,023
30-Nov-92       $   10,655                                    $   10,361
31-Dec-92       $   10,822                                    $   10,495
31-Jan-93       $   10,954                                    $   10,572
28-Feb-93       $   10,843                                    $   10,716
31-Mar-93       $   11,005                                    $   10,947
30-Apr-93       $   10,609                                    $   10,679
31-May-93       $   10,863                                    $   10,964
30-Jun-93       $   10,945                                    $   11,000
31-Jul-93       $   10,935                                    $   10,946
31-Aug-93       $   11,302                                    $   11,359
30-Sep-93       $   11,414                                    $   11,276
31-Oct-93       $   11,506                                    $   11,507
30-Nov-93       $   11,270                                    $   11,404
31-Dec-93       $   11,516                                    $   11,544
31-Jan-94       $   11,907                                    $   11,932
28-Feb-94       $   11,536                                    $   11,608
31-Mar-94       $   10,929                                    $   11,104
30-Apr-94       $   11,052                                    $   11,248
31-May-94       $   11,093                                    $   11,432
30-Jun-94       $   10,722                                    $   11,149
31-Jul-94       $   11,155                                    $   11,518
31-Aug-94       $   11,724                                    $   11,986
30-Sep-94       $   11,476                                    $   11,696
31-Oct-94       $   11,704                                    $   11,965
30-Nov-94       $   11,335                                    $   11,526
31-Dec-94       $   11,563                                    $   11,695
31-Jan-95       $   11,609                                    $   11,998
28-Feb-95       $   11,987                                    $   12,463
31-Mar-95       $   12,307                                    $   12,832
30-Apr-95       $   12,570                                    $   13,210
31-May-95       $   12,982                                    $   13,733
30-Jun-95       $   13,622                                    $   14,056
31-Jul-95       $   14,228                                    $   14,524
31-Aug-95       $   14,423                                    $   14,558
30-Sep-95       $   14,983                                    $   15,164
31-Oct-95       $   14,995                                    $   15,122
30-Nov-95       $   15,477                                    $   15,787
31-Dec-95       $   15,449                                    $   16,079
31-Jan-96       $   15,898                                    $   16,633
29-Feb-96       $   16,092                                    $   16,793
31-Mar-96       $   16,032                                    $   16,954
30-Apr-96       $   16,517                                    $   17,204
31-May-96       $   17,087                                    $   17,647
30-Jun-96       $   17,184                                    $   17,714
31-Jul-96       $   16,347                                    $   16,932
31-Aug-96       $   16,638                                    $   17,289
30-Sep-96       $   17,852                                    $   18,262
31-Oct-96       $   18,303                                    $   18,766
30-Nov-96       $   19,631                                    $   20,184
31-Dec-96       $   19,326                                    $   19,784
31-Jan-97       $   20,204                                    $   21,021
28-Feb-97       $   20,326                                    $   21,185
31-Mar-97       $   19,614                                    $   20,314
30-Apr-97       $   20,341                                    $   21,527
31-May-97       $   21,507                                    $   22,838
30-Jun-97       $   22,279                                    $   23,861
31-Jul-97       $   24,218                                    $   25,760
31-Aug-97       $   23,218                                    $   24,317
30-Sep-97       $   24,521                                    $   25,648
31-Oct-97       $   23,658                                    $   24,792
30-Nov-97       $   24,448                                    $   25,939
31-Dec-97       $   24,923                                    $   26,385
31-Jan-98       $   24,535                                    $   26,677
28-Feb-98       $   26,247                                    $   28,601
31-Mar-98       $   27,426                                    $   30,065
30-Apr-98       $   27,749                                    $   30,368
31-May-98       $   27,281                                    $   29,846
30-Jun-98       $   27,313                                    $   31,058
31-Jul-98       $   26,602                                    $   30,727
31-Aug-98       $   21,870                                    $   26,285
30-Sep-98       $   23,646                                    $   27,968
31-Oct-98       $   25,384                                    $   30,243
30-Nov-98       $   26,917                                    $   32,076
31-Dec-98       $   28,879                                    $   33,925
31-Jan-99       $   30,234                                    $   35,343
28-Feb-99       $   29,030                                    $   34,244
31-Mar-99       $   29,801                                    $   35,614
30-Apr-99       $   30,798                                    $   36,993
31-May-99       $   30,046                                    $   36,119
30-Jun-99       $   32,134                                    $   38,124
31-Jul-99       $   30,817                                    $   36,934
31-Aug-99       $   30,535                                    $   36,750
30-Sep-99       $   29,782                                    $   35,743
31-Oct-99       $   31,538                                    $   38,005
30-Nov-99       $   31,919                                    $   38,780
31-Dec-99       $   33,845                                    $   41,064
31-Jan-00       $   31,871                                    $   39,003
29-Feb-00       $   31,511                                    $   38,265
31-Mar-00       $   34,821                                    $   42,008
30-Apr-00       $   33,781                                    $   40,743
31-May-00       $   33,187                                    $   39,908
30-Jun-00       $   33,802                                    $   40,894
31-Jul-00       $   33,569                                    $   40,256
31-Aug-00       $   35,797                                    $   42,752
30-Sep-00       $   34,354                                    $   40,494
31-Oct-00       $   33,803                                    $   40,323
30-Nov-00       $   31,006                                    $   37,144
31-Dec-00       $   31,089                                    $   37,326
31-Jan-01       $   32,006                                    $   38,650
28-Feb-01       $   29,026                                    $   35,126
31-Mar-01       $   27,467                                    $   32,901
30-Apr-01       $   29,736                                    $   35,458
31-May-01       $   29,828                                    $   35,695
30-Jun-01       $   29,048                                    $   34,827
31-Jul-01       $   28,796                                    $   34,484
31-Aug-01       $   26,733                                    $   32,325
30-Sep-01       $   24,486                                    $   29,715
31-Oct-01       $   24,990                                    $   30,282
30-Nov-01       $   26,572                                    $   32,606
31-Dec-01       $   26,895                                    $   32,892
31-Jan-02       $   26,618                                    $   32,412
28-Feb-02       $   25,995                                    $   31,788
31-Mar-02       $   26,918                                    $   32,984
30-Apr-02       $   25,857                                    $   30,984


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED  4/30/02

1  YEAR           5 YEARS           SINCE INCEPTION (8/14/92)
-13.05%            4.92%                      10.28%


*Unannualized. (1)Assumes initial investment of $10,000 on inception date, August 14, 1992. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT U.S. SMALL CAP FUND
[SIDENOTE]
Portfolio Manager
David G. Kern
Kern Capital Management LLC
[PHOTO OF DAVID G. KERN]
David G. Kern, CFA

FUND PROFILE

U.S. SMALL CAP STOCKS OFFER TREMENDOUS OPPORTUNITY TO PROFESSIONAL INVESTORS DEDICATED TO HANDS ON FUNDAMENTAL RESEARCH. THROUGH RIGOROUS FUNDAMENTAL ANALYSIS, INCLUDING VISITS WITH CORPORATE MANAGEMENTS, THEIR SUPPLIERS, CUSTOMERS AND COMPETITORS, FUND MANAGEMENT STRIVES TO IDENTIFY SMALL RELATIVELY UNKNOWN COMPANIES WITH THE POTENTIAL TO BECOME LARGER AND MORE SUCCESSFUL OVER TIME.

RESEARCH IS CONCENTRATED IN INDUSTRIES WITH THE GREATEST LEVEL OF INNOVATION SUCH AS TECHNOLOGY, HEALTH CARE, CONSUMER, AND SERVICES. THE RESEARCH PROCESS FOCUSES ON ANSWERING THREE BASIC QUESTIONS: HOW ATTRACTIVE IS THE BUSINESS; HOW STRONG IS MANAGEMENT; AND HOW MUCH IS THE COMPANY WORTH?

PORTFOLIO MANAGER DAVID G. KERN, CFA CO-FOUNDED KERN CAPITAL MANAGEMENT LLC, A FIRM DEDICATED EXCLUSIVELY TO SMALL COMPANY STOCK RESEARCH AND PORTFOLIO MANAGEMENT.

TO OUR SHAREHOLDERS,

For the six months ended April 30, 2002, the Fremont U.S. Small Cap Fund returned 0.45% versus the Russell 2000 Index's 20.03% gain. Value continued to outperform growth by a wide margin with the Russell 2000 Value Index returning 29.04% compared to the Russell 2000 Growth Index's 10.41% gain.

During this reporting period, the Fund had positive returns from four of the five innovative sectors we invest in (consumer, services, health care, and special situations). However, despite reducing our allocation to technology from approximately 41% at the beginning of this fiscal year to around 24% at the end of the first half largely through selling technology stocks into strength in late 2001 sharp declines in our technology holdings dragged down performance.

Our communications technology investments, primarily companies in wireless infrastructure and Metropolitan Area Network businesses, were particu- larly disappointing. At this stage, we still have a high level of conviction in the long term growth prospects for these businesses, but we were punished rather severely for getting in early. While there is currently a glut of capacity in long haul fiber optic networks, wireless communications capacity remains con-strained. Wireless companies continue to add subscribers at a good rate, and wireless carriers such as AT&T Wireless and Cingular are moving forward with their data overlay build-outs. We anticipate substantial spending in wireless infrastructure in the years ahead and believe holdings such as SBA Communications, which owns cellular towers, and portfolio companies with filtering and amplification technologies, will be major beneficiaries. In addition, Riverstone Networks, a leading supplier of Metropolitan Area Network equipment, is positioned to resume rapid growth as communications service providers around the world build out their networks and Regional Bell Operating Companies like Bell South and SBC Communications announce their growth plans.

Our under-weighting in consumer stocks, one of the best performing market sectors over the last six months, also restrained performance. The strength of consumer spending, especially in housing and autos, prevented a recession (GDP only declined for one quarter). We have been surprised consumer spending has been so robust and remain concerned that the increasingly extended consumer will pull back somewhat in the year ahead.

Other than the reduction in our expo- sure to technology, the only major asset allocation shift over the last six months has been to significantly increase our commitment to health care. Health care investments now total approximately 20.6% of assets and five of our ten largest holdings are in this sector. We have found some niche companies we believe can grow earnings substantially even in a less than vibrant economy. Holdings that show particular promise include companies with medical device technologies that have multiple applications, value added service providers to the pharmaceutical and biotechnology industries, and health care information systems companies.

Currently, the near-term outlook is blurred by an especially large number of uncertainties ranging from the conflict in the Middle East and its impact on energy prices to the shape of the recovery in the U.S. economy. As evidenced by the numerous companies lowering expectations for the rest of 2002, the business climate across many sectors remains difficult. With the strength of the economic recovery still in question, we believe that meaningful revenue growth will be difficult to achieve for many companies.

For the past two years, the small cap growth stock market has experienced powerful, but short-lived rallies followed by significant corrections. This volatility has resulted from the tug of war between anticipation of an economic recovery and still disappointing short-term funda- mentals. To highlight the challenging investment environment for small cap growth stock investors, consider that over the last two years, the Russell 2000 Value index returned over 47% while the Russell 2000 Growth Index declined more than 36%-a difference of over 83% percentage points.

The growth and value styles take turns leading the performance race. The magnitude and duration of the current small cap growth correction is increasing our optimism about the long-term opportunity for small, innovative growth companies to outperform. In this envi- ronment, individual stock selection represents the key to achieving "value added" long-term performance and innovative small cap growth companies provide one of the best opportunities for investors to achieve this goal.

Sincerely,

/s/David G. Kern

David G. Kern
Portfolio Manager

FREMONT U.S. SMALL CAP FUND
SECTOR DIVERSIFICATION
AS OF 4/30/02
[CHART]

Cash                                                   (18.1%)
Health Care                                            (20.6%)
Technology (Equipment)                                 (17.3%)
Business Equipment & Services                          (14.6%)
Technology (Software)                                   (6.6%)
Consumer Non-Durables                                   (6.2%)
Retail                                                  (5.2%)
Other                                                  (11.4%)


ANNUAL RETURNS
[CHART]

 9/24/97-           -4.06%
10/31/97*

11/01/97-           -7.29%
10/31/98

11/01/98-          +84.60%
13/31/99

11/01/99-          +27.75%
10/31/00

11/01/00-          -33.73%
10/31/01

11/01/01-           +0.45%
 4/30/02*


TOP TEN HOLDINGS

Getty Images, Inc.                              3.7%
Gene Logic                                      3.6%
Therasense, Inc.                                3.6%
Riverstone Networks, Inc.                       3.3%
Eclipsys Corp.                                  3.1%
ARTHROCARE CORP                                 3.0%
Anaren Microwave, Inc.                          2.8%
Pharmaceutical ProducT
Development, Inc.                               2.7%
New Focus, Inc.                                 2.5%
Costar Group, Inc.                              2.5%
TOTAL                                          30.8%


GROWTH OF $10,000(1)
[CHART]

                            FREMONT U.S. SMALL-CAP FUND       RUSSELL 2000 INDEX
 24-Sep-97                  $   10,000                        $   10,000
 30-Sep-97                  $   10,060                        $   10,103
 31-Oct-97                  $    9,594                        $    9,659
 30-Nov-97                  $    9,474                        $    9,597
 31-Dec-97                  $    9,557                        $    9,765
 31-Jan-98                  $    9,547                        $    9,611
 28-Feb-98                  $   10,510                        $   10,321
 31-Mar-98                  $   11,021                        $   10,747
 30-Apr-98                  $   10,961                        $   10,806
 31-May-98                  $   10,169                        $   10,224
 30-Jun-98                  $   10,660                        $   10,246
 31-Jul-98                  $    9,717                        $    9,416
 31-Aug-98                  $    7,481                        $    7,588
 30-Sep-98                  $    7,992                        $    8,182
 31-Oct-98                  $    8,895                        $    8,515
 30-Nov-98                  $    9,777                        $    8,961
 31-Dec-98                  $   11,242                        $    9,516
 31-Jan-99                  $   11,803                        $    9,643
 28-Feb-99                  $   10,740                        $    8,861
 31-Mar-99                  $   11,683                        $    9,000
 30-Apr-99                  $   12,274                        $    9,806
 31-May-99                  $   12,525                        $    9,949
 30-Jun-99                  $   13,729                        $   10,399
 31-Jul-99                  $   14,621                        $   10,114
 31-Aug-99                  $   14,561                        $    9,740
 30-Sep-99                  $   15,614                        $    9,742
 31-Oct-99                  $   16,420                        $    9,782
 30-Nov-99                  $   19,894                        $   10,366
 31-Dec-99                  $   25,320                        $   11,539
 31-Jan-00                  $   23,390                        $   11,353
 29-Feb-00                  $   29,859                        $   13,228
 31-Mar-00                  $   26,777                        $   12,356
 30-Apr-00                  $   22,699                        $   11,612
 31-May-00                  $   20,864                        $   10,935
 30-Jun-00                  $   23,401                        $   11,889
 31-Jul-00                  $   22,237                        $   11,506
 31-Aug-00                  $   25,320                        $   12,384
 30-Sep-00                  $   23,139                        $   12,020
 31-Oct-00                  $   20,978                        $   11,484
 30-Nov-00                  $   17,130                        $   10,304
 31-Dec-00                  $   18,518                        $   11,189
 31-Jan-01                  $   19,832                        $   11,772
 28-Feb-01                  $   16,491                        $   11,000
 31-Mar-01                  $   14,902                        $   10,462
 30-Apr-01                  $   17,592                        $   11,280
 31-May-01                  $   17,567                        $   11,558
 30-Jun-01                  $   18,381                        $   11,957
 31-Jul-01                  $   17,392                        $   11,310
 31-Aug-01                  $   15,540                        $   10,944
 30-Sep-01                  $   12,174                        $    9,471
 31-Oct-01                  $   13,901                        $   10,025
 30-Nov-01                  $   15,252                        $   10,801
 31-Dec-01                  $   16,066                        $   11,468
 31-Jan-02                  $   15,002                        $   11,349
 28-Feb-02                  $   13,338                        $   11,038
 31-Mar-02                  $   14,589                        $   11,925
 30-Apr-02                  $   13,964                        $   12,033



AVERAGE ANNUAL RETURNS FOR PERIODS ENDED  4/30/02

1  Year         3 Years     Since Inception (9/24/97)
-20.63%         4.39%              7.53%

*Unannualized. (1)Assumes initial investment of $10,000 on inception date, September 24, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. Past performance is no guarantee of future results. Returns were achieved during a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT U.S. MICRO-CAP FUND
[SIDENOTE]
PORTFOLIO MANAGER
ROBERT E. KERN, JR.
KERN CAPITAL MANAGEMENT LLC
[PHOTO OF ROBERT E. KERN, JR.]
ROBERT E. KERN, JR.

FUND PROFILE

THE U.S. MICRO-CAP STOCK MARKET IS A BREEDING GROUND FOR ENTREPRENEURIALLY MANAGED COMPANIES WITH EXCEPTIONAL GROWTH PROSPECTS. WITH MINIMAL WALL STREET RESEARCH COVERAGE AND LOW INSTITUTIONAL OWNERSHIP, MICRO-CAP STOCKS REPRESENT THE LEAST EFFICIENT SECTOR OF THE DOMESTIC EQUITIES MARKET. THIS INEFFICIENCY CREATES ATTRACTIVE INVESTMENT OPPORTUNITIES FOR THE RESEARCH-DRIVEN STOCK PICKERS MANAGING THE FREMONT U.S. MICRO-CAP FUND.

SINCE THE INVESTMENT POTENTIAL OF MICRO-CAP STOCKS IS LARGELY DETERMINED BY THE BUSINESS PROSPECTS FOR INDIVIDUAL COMPANIES RATHER THAN MACRO-ECONOMIC TRENDS, THE FUND'S FOCUS IS ON BOTTOM-UP STOCK SELECTION. FUND MANAGEMENT ANALYZES FINANCIAL STATEMENTS, THE COMPANY'S COMPETITIVE POSITION, AND MEETS WITH KEY CORPORATE DECISION MAKERS TO DISCUSS THEIR STRATEGIES FOR FUTURE GROWTH.

ROBERT E. KERN, JR. IS NATIONALLY RECOGNIZED AS A PIONEER AND LEADING PRACTITIONER OF MICRO-CAP RESEARCH AND PORTFOLIO MANAGEMENT.

TO OUR SHAREHOLDERS,

For the six months ended April 30, 2002, the Fremont U.S. Micro-Cap Fund returned 2.93%. During this same period, the Russell 2000 Index gained 20.03% and the Russell 2000 Growth, smaller growth company benchmark, returned 10.41%. Although the Fund underperformed the Russell 2000 indices, it provided investors with a positive rate of return during a period that has been especially challenging for many growth stock investors.

Investments are focused primarily within the four sectors of the U.S. economy which are characterized by a high level of innovation - technology, health care, consumer and services. The Fund enjoyed strong positive returns in the consumer and health care sectors. However, these gains were largely offset by substantial losses in technology-related investments.

At the end of this reporting period, 33% of Fund assets were in technology, 20% in health care, 17% in consumer, 11% in services, and 3% in special situations. The remaining 16% was in cash. This compares to 40% in tech, 16% in health care, 12% in consumer, 7% in services, 3% in special situations, and 22% in cash at the beginning of first half fiscal 2002. These relatively modest changes in portfolio weightings were largely a function of performance rather than asset allocation decisions.

Sir Isaac Newton's Third Law of physics states, "For every action, there is an equal and opposite reaction." This scientific principle can also be applied to the economy and stock market as well. Those economic and market sectors that performed exceptionally well from the second quarter of 1998 through the first quarter of 2000, most notably technology, have gone bust over the last 25 months. Considering the magnitude of the boom, the duration of the bust may be longer than some investors anticipate. We don't expect to see technology capital spending increase significantly before a broad-based profit recovery. Corporate managements are still in a cost-saving mode. This is not likely to change until they gain confidence their own companies' profit picture has improved significantly. However, in our opinion, this is no reason to abandon tech - the most innovative sector of the economy with the best long-term growth dynamics. In fact, we think it's time to selectively invest in "best of breed" companies in a variety of tech sub-sectors including communications.

Rather than focusing on short-term data points such as sequential quarterly revenue growth or trying to identify the next "hot" tech sub-sector, we are targeting those companies that are the best positioned in their respective niches. Put another way, we want to own companies that will be able to make it through these tough times and have the products and services that will be in the greatest demand when the economic climate improves. In this environment, we are also valuation sensitive, believing that if we buy at the right price, we will be adequately rewarded over the longer-term. This has always been our strategy across all sectors, and as the Fund's performance track record indicates, over the long-term it has worked exceptionally well.

Over the short-term, we expect our investments in other innovative sectors may have to continue to carry the ball. With low interest rates and lots of financial incentives in place to move product, we think the consumer will continue to spend, albeit not at a rate that will produce a vigorous economic recovery. We also believe that less economically sensitive sectors such as health care can continue to reward us. Health care niches showing special promise include: companies with medical equipment technologies that have multiple applications, value added service providers to the pharmaceutical and biotechnology industries, and health care information systems firms.

In closing, growth stock investing is especially challenging in a soft economy, which makes growth hard to come by. During such trying times, our investment team focuses on companies that we believe will achieve high growth when the economy regains momentum. It is our experience that such companies ultimately attract the most favorable investor attention and provide the most generous returns in more buoyant markets.

Sincerely,

/s/Robert E. Kern Jr.

Robert E. Kern, Jr.
Portfolio Manager

FREMONT U.S. MICRO-CAP FUND
SECTOR DIVERSIFICATION
AS OF 4/30/02
[CHART]

Health Care                                                     (19.5%)
Technology (Equipment)                                          (17.2%)
Business Equipment & Services                                   (10.9%)
Technology (Components)                                          (8.5%)
Technology (Software)                                            (6.9%)
Retail                                                           (6.5%)
Consumer Non-Durables                                            (6.2%)
Cash                                                            (15.9%)
Other                                                            (8.4%)

ANNUAL RETURNS
[CHART]

 6/30/94-          +3.60%
10/31/94*

11/01/94-         +38.68%
10/31/95

11/01/95-         +41.46%
10/31/96

11/01/96-         +28.80%
10/31/97

11/01/97-         -23.45%
10/31/98

10/01/98-        +110.46%
10/31/99

11/01/99-         +46.07%
10/31/00

11/01/00-         -20.05%
10/31/01

11/01/01-          +2.93%
 4/30/01*

TOP TEN HOLDINGS

Endocare, Inc.                                  3.2%
Gene Logic, Inc.                                3.1%
Kroll, Inc.                                     2.9%
Riverstone Networks, Inc.                       2.5%
Neopharm, Inc.                                  2.2%
Atmi, Inc.                                      2.1%
F5 Networks, Inc.                               2.0%
Arthrocare Corp                                 1.9%
Anaren Microwave, Inc.                          1.8%
Jakks Pacific, Inc.                             1.8%
                              TOTAL            23.5%

[CHART]
GROWTH OF $10,000(1)

                           FREMONT U.S. MICRO-CAP FUND   RUSSELL 2000 INDEX
30-Jun-94                  $     10,000                  $     10,000
31-Jul-94                  $     10,220                  $     10,164
31-Aug-94                  $     10,320                  $     10,730
30-Sep-94                  $     10,470                  $     10,694
31-Oct-94                  $     10,360                  $     10,651
30-Nov-94                  $     10,000                  $     10,221
31-Dec-94                  $     10,150                  $     10,494
31-Jan-95                  $     10,350                  $     10,362
28-Feb-95                  $     10,671                  $     10,793
31-Mar-95                  $     11,122                  $     10,978
30-Apr-95                  $     11,392                  $     11,222
31-May-95                  $     11,913                  $     11,415
30-Jun-95                  $     12,495                  $     12,007
31-Jul-95                  $     13,346                  $     12,699
31-Aug-95                  $     14,188                  $     12,961
30-Sep-95                  $     14,549                  $     13,193
31-Oct-95                  $     14,368                  $     12,602
30-Nov-95                  $     15,020                  $     13,132
31-Dec-95                  $     15,635                  $     13,479
31-Jan-96                  $     16,174                  $     13,465
29-Feb-96                  $     17,250                  $     13,884
31-Mar-96                  $     17,810                  $     14,167
30-Apr-96                  $     19,839                  $     14,925
31-May-96                  $     21,506                  $     15,513
30-Jun-96                  $     20,699                  $     14,876
31-Jul-96                  $     18,897                  $     13,577
31-Aug-96                  $     20,057                  $     14,365
30-Sep-96                  $     21,009                  $     14,926
31-Oct-96                  $     20,326                  $     14,696
30-Nov-96                  $     21,755                  $     15,302
31-Dec-96                  $     23,250                  $     15,701
31-Jan-97                  $     24,428                  $     16,016
28-Feb-97                  $     23,012                  $     15,627
31-Mar-97                  $     21,011                  $     14,889
30-Apr-97                  $     20,438                  $     14,931
31-May-97                  $     22,979                  $     16,592
30-Jun-97                  $     24,547                  $     17,304
31-Jul-97                  $     25,466                  $     18,109
31-Aug-97                  $     26,451                  $     18,523
30-Sep-97                  $     28,559                  $     19,878
31-Oct-97                  $     26,180                  $     19,005
30-Nov-97                  $     25,626                  $     18,882
31-Dec-97                  $     24,874                  $     19,212
31-Jan-98                  $     24,261                  $     18,909
28-Feb-98                  $     25,966                  $     20,307
31-Mar-98                  $     27,045                  $     21,145
30-Apr-98                  $     27,425                  $     21,262
31-May-98                  $     25,978                  $     20,117
30-Jun-98                  $     25,021                  $     20,159
31-Jul-98                  $     22,629                  $     18,527
31-Aug-98                  $     17,331                  $     14,929
30-Sep-98                  $     17,760                  $     16,098
31-Oct-98                  $     20,041                  $     16,754
30-Nov-98                  $     22,703                  $     17,632
31-Dec-98                  $     25,585                  $     18,723
31-Jan-99                  $     27,756                  $     18,972
28-Feb-99                  $     26,064                  $     17,435
31-Mar-99                  $     26,775                  $     17,707
30-Apr-99                  $     29,302                  $     19,294
31-May-99                  $     31,571                  $     19,576
30-Jun-99                  $     35,103                  $     20,461
31-Jul-99                  $     35,839                  $     19,900
31-Aug-99                  $     35,913                  $     19,164
30-Sep-99                  $     39,224                  $     19,167
31-Oct-99                  $     42,179                  $     19,246
30-Nov-99                  $     48,917                  $     20,395
31-Dec-99                  $     58,719                  $     22,704
31-Jan-00                  $     62,898                  $     22,338
29-Feb-00                  $     79,118                  $     26,026
31-Mar-00                  $     71,045                  $     24,311
30-Apr-00                  $     62,092                  $     22,848
31-May-00                  $     58,510                  $     21,516
30-Jun-00                  $     72,672                  $     23,392
31-Jul-00                  $     69,777                  $     22,638
31-Aug-00                  $     73,299                  $     24,366
30-Sep-00                  $     67,404                  $     23,649
31-Oct-00                  $     61,630                  $     22,595
30-Nov-00                  $     51,558                  $     20,274
31-Dec-00                  $     52,481                  $     22,016
31-Jan-01                  $     58,868                  $     23,163
28-Feb-01                  $     49,610                  $     21,643
31-Mar-01                  $     45,313                  $     20,585
30-Apr-01                  $     50,606                  $     22,195
31-May-01                  $     53,887                  $     22,741
30-Jun-01                  $     56,719                  $     23,525
31-Jul-01                  $     54,668                  $     22,253
31-Aug-01                  $     52,110                  $     21,534
30-Sep-01                  $     43,555                  $     18,635
31-Oct-01                  $     49,258                  $     19,725
30-Nov-01                  $     52,422                  $     21,252
31-Dec-01                  $     55,254                  $     22,563
31-Jan-02                  $     53,125                  $     22,329
28-Feb-02                  $     48,516                  $     21,717
31-Mar-02                  $     53,770                  $     23,463
30-Apr-02                  $     50,703                  $     23,677


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED  4/30/02

1  Year    3 Years    5 Years    Since Inception (6/30/94)
0.19%       20.05%     19.93%           23.03%

*Unannualized. (1)Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. Past performance is no guarantee of future results. Returns were achieved during a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT MUTUAL FUNDS
FREMONT REAL ESTATE SECURITIES FUND

[SIDENOTE]
PORTFOLIO CO-MANAGERS
DR. KENNETH ROSEN AND MICHAEL TORRES
LEND LEASE ROSEN REAL ESTATE
SECURITIES LLC
[PHOTO DR. KENNETH ROSEN AND MICHAEL TORRES]
DR. KENNETH ROSEN AND MICHAEL TORRES


FUND PROFILE

THROUGH THE YEARS, REAL ESTATE HAS CREATED NUMEROUS FORTUNES FOR WEALTHY INVESTORS. WITH AN INCREASING PERCENTAGE OF COMMERCIAL REAL ESTATE ASSETS IN THE HANDS OF PUBLICLY TRADED COMPANIES, INVESTORS WITH MORE LIMITED FINANCIAL RESOURCES CAN NOW PARTICIPATE IN ONE OF THE WORLD'S MOST PROFITABLE ENTERPRISES. THE FREMONT REAL ESTATE SECURITIES FUND WAS CREATED TO PROVIDE INVESTORS DIVERSIFICATION AND PROFESSIONALLY MANAGED ACCESS TO THIS PROMISING MARKET SECTOR.

PORTFOLIO CO-MANAGERS DR. KENNETH ROSEN AND MICHAEL TORRES HAVE A COMBINED 46 YEARS OF REAL ESTATE SECURITIES INVESTMENT EXPERIENCE. DR. ROSEN RECEIVED A PH.D. IN ECONOMICS FROM M.I.T., AND IS PRESENTLY CHAIRMAN OF THE FISHER CENTER FOR REAL ESTATE AND URBAN ECONOMICS AT THE HAAS SCHOOL OF BUSINESS AT THE UNIVERSITY OF CALIFORNIA, BERKELEY. BEFORE FORMING THE PREDECESSOR OF LEND LEASE ROSEN IN 1993, DR. ROSEN ESTABLISHED AND MANAGED SALOMON BROTHERS' REAL ESTATE RESEARCH PROGRAM FROM 1985 TO 1990. PRIOR TO JOINING LEND LEASE ROSEN, MR. TORRES WAS THE DIRECTOR OF REAL ESTATE RESEARCH AND A PORTFOLIO MANAGER FOR WILSHIRE ASSET MANAGEMENT.

TO OUR SHAREHOLDERS,

For the six months ended April 30, 2002, the Fremont Real Estate Securities Fund returned 14.38% compared to the National Association of Real Estate Investment Trusts (NAREIT) Composite Index's 18.66% gain. Particularly strong returns in the hotel sector, which we generally avoid due to volatile earnings, is largely responsible for the Fund's performance shortfall relative to the NAREIT Index benchmark.

We are pleasantly surprised by REITs exceptionally strong performance over the last six months. We believed the soft economy would restrain earnings growth and capital appreciation, making dividends the primary component of REIT returns. However, the very favorable flow of funds out of the stock market's growth sectors and into higher yielding sectors such as REITs provided a strong capital appreciation tailwind. Over the long term, we believe real estate securities fundamentals support 10%-12% annualized returns. However, over the short term, flow of funds can often have a greater impact on stock prices than fundamentals. During the late 1990s despite strong fundamentals, REIT returns were modest, primarily because investors were infatuated with growth stocks. Over the last two years, the shoe has been on the other foot.

Our investments in regional mall companies, most notably Simon Property Group and Macerich Company, were among the Fund's most productive during this six-month reporting period. Office and industrial property company investments also enhanced returns, with REITs such as Liberty Properties, Prentiss Properties and Brandywine posting strong gains. Apartment REITS owning "B" quality apartment complexes performed quite well with Home Properties near the top of our performance list. "B" quality apartment tenants tend to be renters by necessity rather than choice. Consequently, occupancy rates remained high despite the robust new housing market.

Conversely, "A" quality apartment REITs, like Avalon Bay, underperformed as the strong housing market caused vacancy rates to climb. New home sales have been benefiting not just from low mortgage rates, but also easy credit. Despite rising mortgage delinquencies, a reflection of easy credit standards, the banks still seem to be more comfortable lending money to consumers than to businesses. However, we believe this sector is close to a bottom. Construction has already been scaled back significantly and new supply is moderating. If new home sales soften, supply and demand in this sector will come into better balance rather quickly.

Looking ahead, we expect REIT earnings to continue to slow somewhat as vacancy rates in most sectors trend higher. However, the vast majority of the high quality REITs in our portfolio have two to three times fixed charge coverage. Consequently, we believe dividends are quite secure. Despite some earnings weakness, REITs may continue to enjoy a performance tailwind resulting from ongoing volatility in the growth sectors of the equities market.

We continue to favor the office and industrial (primarily warehouse) property sector where we believe supply and demand are in relatively good balance. In general, we are under-weighting companies with significant exposure in former high technology hotbeds such as San Francisco, Austin, Seattle, Boston, and to a lesser extent Atlanta. We are over-weighting office REITs with property concentration in New York, Los Angeles, and Washington D.C.

Vornado, our third biggest holding, is the largest owner of office properties in New York and Washington D.C. It also owns a sizable portfolio of retail, showroom space, and industrial facilities. In addition, Vornado is developing a
1.2 million square foot mixed use project in midtown Manhattan, with much of the space already pre-leased. We expect

[SIDENOTE]
Vornado's dividend growth (up 25% last year) to remain attractive, increasing by 15%-20% this year. Despite these strong fundamentals, Vornado stock is trading at a modest discount to asset value versus the premiums enjoyed by other high quality office reits. We think it is undervalued.

After its excellent performance over the last six months, we think the retail sector may be modestly overvalued. The consumer spent freely through the brief recession. So, we don't see the kind of pent-up consumer demand that would cause consumer spending to accelerate over the balance of the year.

Consequently, we have been taking profits in this sector. We continue to avoid the hotel sector, where chronic overbuilding and vacillating demand con-tributes to excessive earnings volatility.

In closing, we are delighted the fund has provided shareholders such generous returns in first half fiscal 2002. We believe real estate securities fundamentals remain solid, and that with the added support of yield starved investors, can continue to be a favored sector in today's otherwise challenging stock market.

Sincerely,

/s/ Dr. Kenneth Rosen and Michael Torres

Dr. Kenneth Rosen and Michael Torres
Portfolio Co-Managers

FREMONT REAL ESTATE SECURITIES FUND
SECTOR DIVERSIFICATION
AS OF  4/30/02
[CHART]

REITs (Apartments)                                     (31.6%)
REITs (Office)                                         (30.1%)
REITs (Diversified)                                     (9.8%)
REITs (Regional Malls)                                 (12.5%)
REITs (Industrial)                                      (9.7%)
REITs (Shopping Centers)                                (3.5%)
Cash                                                    (2.8%)


ANNUAL RETURNS
[CHART]

12/31/97-            -18.78%
10/31/98*

11/01/98-             -0.07%
10/31/99

11/01/99-            +10.59%
10/31/00

11/01/00-            +10.43%
10/31/01

11/01/01-            +14.38%
 4/30/02*

TOP TEN HOLDINGS

Equity Office Properties Trust                           8.2%
Simon Property Group, Inc.                               7.3%
Vornado Realty Trust                                     7.0%
Equity Residential Properties Trust                      6.9%
Avalonbay Communities, Inc.                              6.1%
Archstone-Smith Trust                                    6.0%
Arden Realty, Inc.                                       5.0%
Amb Property Corp.                                       4.5%
Boston Properties, Inc.                                  4.1%
Camden Property Trust                                    3.9%
TOTAL                                                   59.0%


GROWTH OF $10,000(1)
[CHART]

                        FREMONT REAL ESTATE SECURITIES FUND  NAREIT Composite REIT INDEX
31-Dec-97               $     10,000                         $     10,000
31-Jan-98               $      9,940                         $      9,953
28-Feb-98               $      9,910                         $      9,784
31-Mar-98               $     10,180                         $      9,945
30-Apr-98               $      9,940                         $      9,626
31-May-98               $      9,760                         $      9,544
30-Jun-98               $      9,640                         $      9,485
31-Jul-98               $      9,200                         $      8,863
31-Aug-98               $      8,210                         $      7,945
30-Sep-98               $      8,510                         $      8,450
31-Oct-98               $      8,122                         $      8,220
30-Nov-98               $      8,245                         $      8,370
31-Dec-98               $      8,225                         $      8,118
31-Jan-99               $      8,131                         $      7,956
28-Feb-99               $      7,955                         $      7,742
31-Mar-99               $      7,893                         $      7,704
30-Apr-99               $      8,588                         $      8,452
31-May-99               $      8,914                         $      8,638
30-Jun-99               $      9,103                         $      8,518
31-Jul-99               $      8,794                         $      8,206
31-Aug-99               $      8,538                         $      8,027
30-Sep-99               $      8,463                         $      7,728
31-Oct-99               $      8,117                         $      7,529
30-Nov-99               $      8,247                         $      7,371
31-Dec-99               $      8,412                         $      7,592
31-Jan-00               $      8,236                         $      7,618
29-Feb-00               $      8,126                         $      7,518
31-Mar-00               $      8,236                         $      7,761
30-Apr-00               $      8,683                         $      8,273
31-May-00               $      8,739                         $      8,360
30-Jun-00               $      9,063                         $      8,448
31-Jul-00               $      9,530                         $      9,166
31-Aug-00               $      9,302                         $      8,802
30-Sep-00               $      9,553                         $      9,085
31-Oct-00               $      8,976                         $      8,695
30-Nov-00               $      8,919                         $      8,799
31-Dec-00               $      9,357                         $      9,408
31-Jan-01               $      9,626                         $      9,545
28-Feb-01               $      9,568                         $      9,421
31-Mar-01               $      9,392                         $      9,507
30-Apr-01               $      9,640                         $      9,757
31-May-01               $      9,769                         $     10,004
30-Jun-01               $     10,359                         $     10,589
31-Jul-01               $     10,227                         $     10,406
31-Aug-01               $     10,587                         $     10,758
30-Sep-01               $     10,371                         $     10,327
31-Oct-01               $      9,913                         $     10,049
30-Nov-01               $     10,408                         $     10,587
31-Dec-01               $     10,697                         $     10,866
31-Jan-02               $     10,538                         $     10,908
28-Feb-02               $     10,648                         $     11,105
31-Mar-02               $     11,351                         $     11,770
30-Apr-02               $     11,339                         $     11,924



AVERAGE ANNUAL RETURNS FOR PERIODS ENDED  4/30/02

1  Year       3 Years       Since Inception (12/31/97)
17.62%        9.70%                 2.94%

*Unannualized. (1)Assumes initial investment of $10,000 on inception date, December 31, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the NAREIT Composite REIT Index. The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate including changing general and local economic, financial, competitive, and environmental conditions. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT   BOND   FUND

[SIDENOTE]
PORTFOLIO MANAGER

BILL GROSS
FOUNDER & MANAGING DIRECTOR
PACIFIC INVESTMENT MANAGEMENT
COMPANY (PIMCO)
[PHOTO BILL GROSS]
BILL GROSS

FUND PROFILE

THE FREMONT BOND FUND INVESTS IN HIGH QUALITY CORPORATE, MORTGAGE-BACKED, HEDGED-INTERNATIONAL, AND GOVERNMENT BONDS. THE FUND'S GOAL IS TO CONSISTENTLY PROVIDE ATTRACTIVE RISK-ADJUSTED RETURNS RELATIVE TO THE BROAD FIXED-INCOME MARKET.

THREE MAIN PRINCIPLES EMBODY THE FUND'S INVESTMENT PHILOSOPHY: FIRST, PORTFOLIO STRATEGY IS DRIVEN BY LONGER-TERM TRENDS IN INTEREST RATES (THREE-TO FIVE-YEAR ECONOMIC, DEMOGRAPHIC, AND POLITICAL FORECASTS ARE UPDATED ANNUALLY TO IDENTIFY THEIR POTENTIAL IMPACT ON LONG-TERM INTEREST RATE TRENDS); SECOND, CONSISTENT PERFORMANCE IS ACHIEVED BY AVOIDING EXTREME SWINGS IN PORTFOLIO MATURITY/DURATION; AND LASTLY, EMPHASIS IS PLACED ON ADDING VALUE THROUGH THE ANALYSIS OF TRADITIONAL VARIABLES SUCH AS SECTOR, COUPON, AND CREDIT QUALITY.

PORTFOLIO MANAGER BILL GROSS, FOUNDER AND MANAGING DIRECTOR OF PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO), HAS 30 YEARS OF PROFESSIONAL FIXED INCOME INVESTMENT EXPERIENCE. IN ADDITION TO SERVING AS THE SUB-ADVISOR TO THE FREMONT BOND FUND, PIMCO MANAGES OVER $263 BILLION IN FIXED INCOME INVESTMENTS FOR INSTITUTIONAL CLIENTS.

TO OUR SHAREHOLDERS,

For the six-month period ending April 30, 2002, the Fremont Bond Fund returned 0.35% versus a 0.01% decline for the Lehman Brothers Aggregate Bond Index.

During this period, the U.S. bond market displayed heightened volatility in the midst of Central Bank activity. In an effort to revive the U.S. economy and calm the markets following September 11, the Central Bank drove the federal funds rate to its lowest level in 40 years. In the 4th quarter, the Federal Reserve reduced interest rates by 1.5%, bringing the total easing in 2001 to 4.75%. In the 1st quarter of 2002, the Central Bank remained on the sidelines after easing 11 times in 2001. Further, in a shift from its previous stance, the Fed laid the groundwork for rate increases by declaring that risks in the economy were no longer tilted toward weakness. Amid renewed expectations of Central Bank tightening and abundant signs of economic growth, interest rates rose, dampening bond market returns. Treasury yields increased across maturities, led by five-and ten-year rates, which climbed 0.93% and 0.85%, respectively.

Bonds with yield cushions, such as mortgages, non-investment-grade corporates and emerging market issues, posted positive absolute returns during the period despite the headwind of rising rates. Mortgages outperformed Treasuries and corporates, benefiting from low volatility, high yields and demand from investors worried about corporate credit and accounting issues. While absolute returns from investment-grade corporates were negative amid rising rates, the sector still outpaced Treasuries. Below investment-grade bonds fared better than high-grade issues due to a greater yield cushion and optimism about recovery. Emerging market bonds were the best performing sector, gaining from an inflow of funds seeking yield and a growing comfort level with the asset class.

PORTFOLIO RECAP

While above-benchmark duration was negative for performance as rates rose, our emphasis on short maturities via eurodollar futures helped returns. Our mortgage overweighting had a positive impact on performance. The Fund benefitted from relatively high yields and low volatility. An underweight to corporates overall proved negative as yield premiums narrowed. Our small allocation to emerging market bonds was positive as improving economic fundamentals and high yields stimulated investor demand. Developed non-U.S. bonds had a slight positive impact on returns, though rates rose in most markets amid expectations of global recovery.

OUTLOOK AND STRATEGY

The synchronized global downturn, centered in the manufacturing sector, is over. Coming out of a short and shallow recession, the recovery will be relatively moderate. The U.S. will lead the rebound, with average growth over the next several quarters of 3 to 3.5%. During the first half of 2002, the cycle of U.S. inventory liquidation, one of the steepest and fastest on record, will reverse course, boosting worldwide manufacturing. Business investment will be less of a drag on growth as the collapse in information technology spending bottoms out. Consumer demand will remain resilient, but will not accelerate, as the recovery bolsters confidence in employment prospects and income stability. As growth resumes, the Federal Reserve will take back its post-September 11 emergency easing, raising the federal funds rate to near 3% by year end. A robust first half of 2002 will precede a rather lackluster second half, as the effects from inventory rebuilding wane. The consumer and housing sec- tors will not provide an impetus for growth. These sectors did not follow manufacturing into recession, leaving little pent-up demand to propel growth. Investment will be restrained by excess capacity and companies' need to pay down debt to satisfy increasingly demanding credit markets. The strong dollar will keep export growth in check. Inflation will remain well behaved in an environment of muted growth, discount conscious consumers and low capacity utilization.

With inflation benign and growth constrained, interest rates will be rangebound. Ten-year Treasury yields will trade between 4.75% and 5.75%, but volatility within this range is likely because we are at monetary and cyclical turning points. Value will come from an emphasis on high quality income-generating bonds, with the best values found in the U.S. Mortgages remain attractive, offering a substantial yield cushion against price erosion with minimal credit exposure. High-grade corporate bonds are more attractively priced than high yield, but credit concerns demand a selective approach to this sector. We will own corporate bonds with strong balance sheets and sound accounting practices that can withstand disappointments in the recovery. Emerging market credits will benefit from the global recovery, more flexible exchange rates, balanced fiscal profiles and stronger balance sheets.

Sincerely,

/s/William Gross

William Gross
Portfolio Manager

FREMONT BOND FUND
PORTFOLIO CREDIT QUALITY
AS OF  4/30/02

[CHART]

AAA                     (63.0%)
AA                       (2.2%)
A                       (10.9%)
BBB                     (21.7%)
BB                       (2.2%)

ANNUAL RETURNS
[CHART]

4/30/93-          +5.15%
10/31/93*

11/01/93-         -4.42%
10/31/94

11/01/94-        +16.49%
10/31/95

11/01/95-         +8.18%
10/31/96

11/01/96-         +9.54%
10/31/97

11/01/97-        +10.31%
10/31/98

11/01/98-         +0.01%
10/31/99

11/01/99-         +8.33%
10/31/00

11/01/00-        +15.79%
10/31/01

11/01/01-         +0.35%
4/30/02*

TOP TEN HOLDINGS

GNMA I TBA, 6.000%, 05/21/32                            10.0%
5-YR INTEREST RATE SWAP, EXP. 06/17/02                   6.0%
FHLMC, 6.500%, 08/15/31                                  6.0%
FNMA TBA, 6.000%, 06/18/17                               6.0%
30-YR U. S. Long Bond Futures,
145 Contracts, Exp. Jun. '02                             5.0%
Sprint Capital Corp., 8.750%, 03/15/32                   4.0%
General Motors Acceptance Corp.,
8.000%,11/01/31                                          4.0%
90-Day Euro Dollar Futures, 325 Contracts,
Exp. Jun. '02                                            3.0%
GNMA Pool, 6.500%, 10/15/31                              3.0%
AOL Time Warner Inc., 7.625%, 04/15/31                   3.0%
TOTAL                                                   50.0%



GROWTH OF $10,000(1)
[CHART]

                                                         LEHMAN BROS.
                           FREMONT BOND FUND             AGGREGATE BOND INDEX
30-Apr-93                  $     10,000                  $     10,000
31-May-93                  $      9,963                  $     10,013
30-Jun-93                  $     10,182                  $     10,194
31-Jul-93                  $     10,198                  $     10,252
31-Aug-93                  $     10,415                  $     10,432
30-Sep-93                  $     10,481                  $     10,460
31-Oct-93                  $     10,515                  $     10,499
30-Nov-93                  $     10,366                  $     10,410
31-Dec-93                  $     10,437                  $     10,466
31-Jan-94                  $     10,585                  $     10,607
28-Feb-94                  $     10,388                  $     10,423
31-Mar-94                  $     10,147                  $     10,166
30-Apr-94                  $     10,049                  $     10,085
31-May-94                  $      9,959                  $     10,083
30-Jun-94                  $     10,025                  $     10,061
31-Jul-94                  $     10,205                  $     10,261
31-Aug-94                  $     10,230                  $     10,274
30-Sep-94                  $     10,106                  $     10,123
31-Oct-94                  $     10,050                  $     10,114
30-Nov-94                  $     10,020                  $     10,091
31-Dec-94                  $     10,018                  $     10,161
31-Jan-95                  $     10,242                  $     10,362
28-Feb-95                  $     10,522                  $     10,609
31-Mar-95                  $     10,621                  $     10,674
30-Apr-95                  $     10,823                  $     10,823
31-May-95                  $     11,228                  $     11,242
30-Jun-95                  $     11,299                  $     11,324
31-Jul-95                  $     11,263                  $     11,299
31-Aug-95                  $     11,397                  $     11,436
30-Sep-95                  $     11,530                  $     11,547
31-Oct-95                  $     11,707                  $     11,697
30-Nov-95                  $     11,954                  $     11,872
31-Dec-95                  $     12,146                  $     12,038
31-Jan-96                  $     12,269                  $     12,118
29-Feb-96                  $     11,935                  $     11,907
31-Mar-96                  $     11,893                  $     11,824
30-Apr-96                  $     11,840                  $     11,757
31-May-96                  $     11,765                  $     11,734
30-Jun-96                  $     11,964                  $     11,891
31-Jul-96                  $     11,973                  $     11,923
31-Aug-96                  $     11,997                  $     11,903
30-Sep-96                  $     12,313                  $     12,110
31-Oct-96                  $     12,664                  $     12,379
30-Nov-96                  $     12,878                  $     12,591
31-Dec-96                  $     12,781                  $     12,474
31-Jan-97                  $     12,801                  $     12,512
28-Feb-97                  $     12,816                  $     12,543
31-Mar-97                  $     12,698                  $     12,404
30-Apr-97                  $     12,951                  $     12,590
31-May-97                  $     13,075                  $     12,710
30-Jun-97                  $     13,247                  $     12,861
31-Jul-97                  $     13,650                  $     13,208
31-Aug-97                  $     13,495                  $     13,096
30-Sep-97                  $     13,695                  $     13,290
31-Oct-97                  $     13,873                  $     13,483
30-Nov-97                  $     13,873                  $     13,545
31-Dec-97                  $     14,022                  $     13,681
31-Jan-98                  $     14,230                  $     13,857
28-Feb-98                  $     14,198                  $     13,846
31-Mar-98                  $     14,238                  $     13,893
30-Apr-98                  $     14,322                  $     13,965
31-May-98                  $     14,465                  $     14,097
30-Jun-98                  $     14,566                  $     14,217
31-Jul-98                  $     14,644                  $     14,247
31-Aug-98                  $     14,871                  $     14,479
30-Sep-98                  $     15,331                  $     14,818
31-Oct-98                  $     15,303                  $     14,740
30-Nov-98                  $     15,377                  $     14,824
31-Dec-98                  $     15,423                  $     14,868
31-Jan-99                  $     15,536                  $     14,974
28-Feb-99                  $     15,229                  $     14,712
31-Mar-99                  $     15,379                  $     14,793
30-Apr-99                  $     15,422                  $     14,840
31-May-99                  $     15,239                  $     14,709
30-Jun-99                  $     15,147                  $     14,662
31-Jul-99                  $     15,059                  $     14,599
31-Aug-99                  $     15,013                  $     14,592
30-Sep-99                  $     15,229                  $     14,761
31-Oct-99                  $     15,305                  $     14,816
30-Nov-99                  $     15,336                  $     14,814
31-Dec-99                  $     15,231                  $     14,743
31-Jan-00                  $     15,211                  $     14,695
29-Feb-00                  $     15,375                  $     14,872
31-Mar-00                  $     15,677                  $     15,069
30-Apr-00                  $     15,679                  $     15,025
31-May-00                  $     15,663                  $     15,017
30-Jun-00                  $     15,981                  $     15,330
31-Jul-00                  $     16,128                  $     15,469
31-Aug-00                  $     16,453                  $     15,694
30-Sep-00                  $     16,446                  $     15,793
31-Oct-00                  $     16,579                  $     15,897
30-Nov-00                  $     16,912                  $     16,157
31-Dec-00                  $     17,176                  $     16,458
31-Jan-01                  $     17,413                  $     16,726
28-Feb-01                  $     17,594                  $     16,872
31-Mar-01                  $     17,699                  $     16,956
30-Apr-01                  $     17,567                  $     16,885
31-May-01                  $     17,678                  $     16,986
30-Jun-01                  $     17,686                  $     17,051
31-Jul-01                  $     18,273                  $     17,433
31-Aug-01                  $     18,489                  $     17,633
30-Sep-01                  $     18,812                  $     17,838
31-Oct-01                  $     19,197                  $     18,211
30-Nov-01                  $     18,923                  $     17,959
31-Dec-01                  $     18,855                  $     17,844
31-Jan-02                  $     19,046                  $     17,989
28-Feb-02                  $     19,330                  $     18,163
31-Mar-02                  $     18,934                  $     17,862
30-Apr-02                  $     19,266                  $     18,208




AVERAGE ANNUAL RETURNS FOR PERIODS ENDED  4/30/02

1  Year           5 Years     Since Inception (4/30/93)
9.67%             8.27%                7.56%


*Unannualized. (1)Assumes initial investment of $10,000 on inception date, April 30, 1993. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT CALIFORNIA INTERMEDIATE TAX - FREE FUND

[SIDENOTE]
PORTFOLIO CO-MANAGERS
ARNO A. RAYNER AND
WILLIAM C. WILLIAMS
RAYNER ASSOCIATES, INC.
[PHOTO ARNO A. RAYNER]
ARNO A. RAYNER

FUND PROFILE

THE FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND SEEKS DOUBLE TAX-FREE INCOME FOR CALIFORNIA RESIDENTS THROUGH INVESTING IN HIGH CREDIT QUALITY CALIFORNIA MUNICIPAL SECURITIES.

PORTFOLIO CO-MANAGERS ARNO RAYNER AND WILLIAM WILLIAMS BELIEVE ACTIVE DURATION MANAGEMENT, OPPORTUNISTIC SECTOR ALLOCATION, AND INDIVIDUAL SECURITY SELECTION CAN ENHANCE MUNICIPAL BOND PORTFOLIO RETURNS. CREDIT QUALITY IS ALWAYS FIRST PRIORITY. THE FUND HOLDS ONLY INVESTMENT GRADE RATED SECURITIES AND SELECTIVE NON-RATED BONDS, WHICH AFTER INTERNAL CREDIT ANALYSIS ARE BELIEVED TO DESERVE AN INVESTMENT GRADE RATING.

FOUNDED IN 1977, SUB-ADVISOR
RAYNER ASSOCIATES, INC. MANAGES OVER
$153 MILLION IN FIXED INCOME ASSETS FOR
PRIVATE CLIENTS.

TO OUR SHAREHOLDERS,

For the six-month period ended April 30, 2002, the Fremont California Intermediate Tax-Free Fund returned 1.11% compared to the Lehman Brothers Municipal 5-Year State General Obligation (GO) Index's 1.63% gain.

In first half fiscal 2002, California municipal securities continued to produce solid returns for high income tax bracket residents of the Golden State. Supply remained relatively healthy, with more than $2 billion in general obligation bonds coming to market in calendar first quarter 2002. Demand also remained vibrant as evidenced by lower coupon rates on new issues.

The California economy appears to be gradually emerging from recession. In Northern California, especially Silicon Valley, a turnaround in the semiconductor industry is helping reinvigorate the hardest hit sector of the economy. In Southern California, the defense industry continues to buoy economic activity. Travel and tourism throughout the state has picked up considerably after stalling in the months following the 9/11 tragedy. The residential housing market remains robust. Despite 145,000 new housing units being built in the first quarter, there is still a serious housing shortage in the state. We believe housing will continue to be a major driver of economic growth as long as mortgage rates remain around current levels. Unemployment appears to have peaked at around 6.2%-higher than the national average but not a troubling number. We expect unemployment to trend lower in the year ahead as the economic recovery unfolds.

Just how robust this recovery will be is still debatable. The strong presence of the defense industry in Southern California, the stable agricultural sector, strong demand for housing, and a rebound in travel and tourism are all economic pluses for the state. Technology is still a wild card. If the technology industry rebounds, the California economy should be among the strongest in the nation. Although economists insist on data to verify their forecasts, we've found anecdotal evidence just as reliable. In talking to our neighbors, shopekepers, and the folks next to us on the checkout line at the supermarket, we sense that the California economy is on the mend.

Last year, Moody's dropped the credit rating on California general obligation bonds from AA to A1, a reflection of the economic contraction, lower tax rev-enues, and the utilities mess. The state appears to have weathered its utilities crisis and the proposed issuance of $11- $12.5 billion in power bonds has been postponed indefinitely. This year, like many other states, California's budget surplus has turned into a deficit, currently estimated around $22 billion. To bring down the deficit, the state may choose to defer some spending on infrastructure programs. However, there is also some talk in Sacramento about raising income taxes. Obviously, this wouldn't be cheery news for California residents already burdened by one of the nation's highest state income tax rates. However, it would make investing in California municipal securities an even more attractive proposition.

Treasuries outperformed investment grade municipal bonds in first half fiscal 2002, in large part a result of a classic "flight to quality" in the aftermath of 9/11. At the beginning of this six-month reporting period, AAA rated 10-year municipal securities yields were approximately 82% of 10-year Treasury bond yields. At its end, municipal securities' yields were about 90% of Treasuries (4.25% versus 4.73%). The higher municipal securities' yields are to Treasuries, the greater the after-tax advantage for fixed income investors in high income tax brackets. We note the Fund's 5.1% portfolio yield surpasses both the 10-year Treasury bond and highest investment-grade municipal yield by a meaningful margin.

Municipal securities' yields have continued to decline and the yield curve to steepen. Today, we would have to go out to 19 years to get 5% yields. Rather than increasing interest rate risk by going farther out on the yield curve or credit risk by buying lower credit quality bonds, we have continued to enhance portfolio yield by taking advantage of higher yields provided by issues from smaller municipalities and on callable bonds (debt that can be retired by the issuer after a specific date prior to their maturity date).

At the close of this reporting period, the Fund's portfolio yield is 5.10%, 1 basis point (1/100 of 1%) higher than six months ago. The average coupon rate is 5.34%. Weighted average maturityis 8.2 years and duration is 6 years. The Fund continues to be rated AA by Moody's and Standard & Poor's, with 86% of our holdings being rated AA or higher. We are pleased to report that the Fund has maintained its five-star rating from Morningstar.

Sincerely,

/s/Arno A. Rayner and William C. Williams

Arno A. Rayner and William C. Williams
Portfolio Co-Managers

FREMONT CALIFORNIA INTERMEDIATE
TAX-FREE FUND

[CHART]

PORTFOLIO CREDIT QUALITY
AS OF 4/30/02

AAA                     (63.0%)
AA                      (23.0%)
A                       (14.0%)

ANNUAL RETURNS
[CHART]

11/16/90-             +9.36%
10/31/91*

11/01/91-             +7.37%
10/31/92

11/01/92-            +11.37%
10/31/93

11/01/93-             -3.94%
10/31/94

11/01/94-            +12.77%
10/31/95

11/01/95-             +4.63%
10/31/96

11/01/96-             +6.75%
10/31/97

11/01/97-             +7.16%
10/31/98

11/01/98-             -0.68%
10/31/99

11/01/99-             +6.78%
10/31/00

11/01/00-             +7.49%
10/31/01

11/01/01-             +1.11%
4/30/02*


TOP TEN HOLDINGS

Sacramento Municipal Utilities District                   3.5%
City of Los Angeles, Wastewater System Revenue            2.7%
East Bay CA Municipal Utilities District                  2.7%
Yucaipa School Facilities Finance Authority               2.6%
City of Industry, Urban Development Agency                2.1%
Orange County Transportation Authority                    1.9%
California State Public Works Board                       1.8%
Los Angeles County Public Works Finance Authority         1.8%
Kings River Conservation District                         1.8%
Orange County Transportation Authority                    1.8%
                                                   TOTAL 22.7%

[CHART]
GROWTH OF $10,000(1)

                                            FREMONT
                                            CALIFORNIA
                                            INTERMEDIATE
                                            TAX-FREE FUND           LEHMAN BROS. 5-YEAR STATE G.O. INDEX
16-Nov-90                                   $      10,000           $      10,000
30-Nov-90                                   $      10,064           $      10,067
31-Dec-90                                   $      10,105           $      10,102
31-Jan-91                                   $      10,273           $      10,250
28-Feb-91                                   $      10,364           $      10,340
31-Mar-91                                   $      10,370           $      10,313
30-Apr-91                                   $      10,467           $      10,456
31-May-91                                   $      10,530           $      10,508
30-Jun-91                                   $      10,496           $      10,493
31-Jul-91                                   $      10,603           $      10,598
31-Aug-91                                   $      10,737           $      10,731
30-Sep-91                                   $      10,881           $      10,860
31-Oct-91                                   $      10,936           $      10,945
30-Nov-91                                   $      10,953           $      10,979
31-Dec-91                                   $      11,187           $      11,226
31-Jan-92                                   $      11,218           $      11,246
29-Feb-92                                   $      11,222           $      11,253
31-Mar-92                                   $      11,188           $      11,211
30-Apr-92                                   $      11,270           $      11,306
31-May-92                                   $      11,373           $      11,413
30-Jun-92                                   $      11,535           $      11,572
31-Jul-92                                   $      11,871           $      11,876
31-Aug-92                                   $      11,747           $      11,787
30-Sep-92                                   $      11,831           $      11,862
31-Oct-92                                   $      11,741           $      11,821
30-Nov-92                                   $      11,906           $      11,962
31-Dec-92                                   $      12,004           $      12,049
31-Jan-93                                   $      12,155           $      12,180
28-Feb-93                                   $      12,518           $      12,495
31-Mar-93                                   $      12,325           $      12,357
30-Apr-93                                   $      12,434           $      12,432
31-May-93                                   $      12,460           $      12,475
30-Jun-93                                   $      12,666           $      12,641
31-Jul-93                                   $      12,629           $      12,642
31-Aug-93                                   $      12,889           $      12,817
30-Sep-93                                   $      13,069           $      12,915
31-Oct-93                                   $      13,076           $      12,930
30-Nov-93                                   $      12,964           $      12,899
31-Dec-93                                   $      13,198           $      13,078
31-Jan-94                                   $      13,354           $      13,202
28-Feb-94                                   $      13,007           $      12,943
31-Mar-94                                   $      12,664           $      12,653
30-Apr-94                                   $      12,717           $      12,779
31-May-94                                   $      12,795           $      12,854
30-Jun-94                                   $      12,714           $      12,820
31-Jul-94                                   $      12,915           $      12,954
31-Aug-94                                   $      12,945           $      13,016
30-Sep-94                                   $      12,765           $      12,920
31-Oct-94                                   $      12,561           $      12,847
30-Nov-94                                   $      12,354           $      12,750
31-Dec-94                                   $      12,552           $      12,866
31-Jan-95                                   $      12,830           $      13,001
28-Feb-95                                   $      13,208           $      13,195
31-Mar-95                                   $      13,356           $      13,323
30-Apr-95                                   $      13,382           $      13,356
31-May-95                                   $      13,745           $      13,646
30-Jun-95                                   $      13,652           $      13,665
31-Jul-95                                   $      13,771           $      13,856
31-Aug-95                                   $      13,920           $      13,979
30-Sep-95                                   $      13,978           $      14,023
31-Oct-95                                   $      14,165           $      14,081
30-Nov-95                                   $      14,313           $      14,204
31-Dec-95                                   $      14,421           $      14,285
31-Jan-96                                   $      14,583           $      14,464
29-Feb-96                                   $      14,519           $      14,412
31-Mar-96                                   $      14,326           $      14,326
30-Apr-96                                   $      14,330           $      14,299
31-May-96                                   $      14,313           $      14,280
30-Jun-96                                   $      14,394           $      14,366
31-Jul-96                                   $      14,575           $      14,470
31-Aug-96                                   $      14,557           $      14,489
30-Sep-96                                   $      14,665           $      14,589
31-Oct-96                                   $      14,820           $      14,732
30-Nov-96                                   $      15,044           $      14,941
31-Dec-96                                   $      15,005           $      14,906
31-Jan-97                                   $      15,013           $      14,944
28-Feb-97                                   $      15,110           $      15,050
31-Mar-97                                   $      14,973           $      14,879
30-Apr-97                                   $      15,046           $      14,938
31-May-97                                   $      15,279           $      15,119
30-Jun-97                                   $      15,408           $      15,245
31-Jul-97                                   $      15,738           $      15,498
31-Aug-97                                   $      15,616           $      15,422
30-Sep-97                                   $      15,787           $      15,568
31-Oct-97                                   $      15,820           $      15,662
30-Nov-97                                   $      15,894           $      15,706
31-Dec-97                                   $      16,096           $      15,853
31-Jan-98                                   $      16,231           $      15,993
28-Feb-98                                   $      16,258           $      16,005
31-Mar-98                                   $      16,246           $      16,033
30-Apr-98                                   $      16,160           $      15,951
31-May-98                                   $      16,371           $      16,139
30-Jun-98                                   $      16,417           $      16,184
31-Jul-98                                   $      16,484           $      16,243
31-Aug-98                                   $      16,721           $      16,462
30-Sep-98                                   $      16,978           $      16,630
31-Oct-98                                   $      16,953           $      16,658
30-Nov-98                                   $      17,014           $      16,681
31-Dec-98                                   $      17,014           $      16,755
31-Jan-99                                   $      17,225           $      16,923
28-Feb-99                                   $      17,147           $      16,903
31-Mar-99                                   $      17,166           $      16,927
30-Apr-99                                   $      17,183           $      16,976
31-May-99                                   $      17,095           $      16,919
30-Jun-99                                   $      16,881           $      16,731
31-Jul-99                                   $      16,965           $      16,820
31-Aug-99                                   $      16,920           $      16,820
30-Sep-99                                   $      16,971           $      16,878
31-Oct-99                                   $      16,838           $      16,841
30-Nov-99                                   $      16,999           $      16,929
31-Dec-99                                   $      16,852           $      16,874
31-Jan-00                                   $      16,884           $      16,867
29-Feb-00                                   $      17,044           $      16,919
31-Mar-00                                   $      17,310           $      17,069
30-Apr-00                                   $      17,179           $      17,035
31-May-00                                   $      17,185           $      17,028
30-Jun-00                                   $      17,548           $      17,343
31-Jul-00                                   $      17,728           $      17,532
31-Aug-00                                   $      17,942           $      17,717
30-Sep-00                                   $      17,879           $      17,686
31-Oct-00                                   $      17,979           $      17,812
30-Nov-00                                   $      18,075           $      17,881
31-Dec-00                                   $      18,330           $      18,169
31-Jan-01                                   $      18,516           $      18,484
28-Feb-01                                   $      18,546           $      18,528
31-Mar-01                                   $      18,602           $      18,676
30-Apr-01                                   $      18,382           $      18,577
31-May-01                                   $      18,589           $      18,761
30-Jun-01                                   $      18,695           $      18,844
31-Jul-01                                   $      18,850           $      19,055
31-Aug-01                                   $      19,203           $      19,310
30-Sep-01                                   $      19,162           $      19,358
31-Oct-01                                   $      19,314           $      19,502
30-Nov-01                                   $      19,265           $      19,357
31-Dec-01                                   $      19,197           $      19,257
31-Jan-02                                   $      19,407           $      19,565
28-Feb-02                                   $      19,561           $      19,782
31-Mar-02                                   $      19,318           $      19,384
30-Apr-02                                   $      19,528           $      19,819



AVERAGE ANNUAL RETURNS FOR PERIODS ENDED  4/30/02

1  Year           5 Years       10 Years     Since Inception (11/16/90)
6.24%             5.35%         5.65              6.02%


*Unannualized. (1)Assumes initial investment of $10,000 on inception date, November 16, 1990. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT MONEY MARKET FUND

[SIDENOTE]
PORTFOLIO CO-MANAGERS

NORMAN GEE AND MICHELLE ROMANO
FREMONT INVESTMENT ADVISORS, INC.
[PHOTO NORMAN GEE AND MICHELLE ROMANO]
NORMAN GEE AND MICHELLE ROMANO

FUND PROFILE

THE FREMONT MONEY MARKET FUND INVESTS PRIMARILY IN HIGH QUALITY SHORT-TERM DEBT SECURITIES (COMMERCIAL PAPER) ISSUED BY U.S. CORPORATIONS AND U.S. SUBSIDIARIES OF FOREIGN CORPORATIONS. THE FUND WILL ALSO TAKE SMALL POSITIONS IN OTHER INVESTMENT-GRADE SHORT-TERM DEBT INSTRUMENTS SUCH AS YANKEE CDS (DOLLAR DENOMINATED CERTIFICATES OF DEPOSIT IN FOREIGN BANKS).

PORTFOLIO CO-MANAGERS NORMAN GEE AND MICHELLE ROMANO STRIVE TO ADD VALUE THROUGH PRICE-SENSITIVE TRADING AND BY IDENTIFYING UNDERVALUED HIGH QUALITY MONEY MARKET SECURITIES. THEY WILL ALSO MAKE CONSERVATIVE ADJUSTMENTS TO THE PORTFOLIO'S AVERAGE MATURITY TO THE MARKET IN ATTEMPTING TO ENHANCE TOTAL PORTFOLIO YIELD.

TO OUR SHAREHOLDERS,

For the six-month period ended April 30, 2002, the Fremont Money Market Fund returned 0.99% compared to the Money Fund Report/First Tier Taxable Average's 0.72% gain. Three Federal Reserve rate cuts in the aftermath of the 9/11 tragedy pushed money market yields lower in November and December. Yields leveled off in January as the Fed moved to a neutral bias. Although yield remained modest by historical money market fund standards,the Fund's return trailed that of the S&P 500 by just 1.33% over this reporting period. More importantly, it continued to fulfill its dual mandates of providing liquidity and preserving shareholder capital during a period of extreme volatility in the financial markets.

Throughout first half fiscal 2002, the Fund maintained an average maturity in the 75-80 day range compared to a 50-59 day range for the money market universe. The Fund's longer average maturity enhanced returns, particularly in the November/December period when short-term interest rates were declining. With the steep yield curve, (materially higher yields for longer-term commercial paper), the portfolio remained "bar- belled" with the heaviest weightings on the long and short end of the yield curve.

With modestly positive Gross Domestic Product (GDP) growth in calendar fourth quarter 2001 and an impressive 5.8% GDP growth rate in first quarter 2002, the economy has clearly emerged from recession. However, we expect GDP growth to slow considerably over the next three quarters and finish the year somewhere in the 2.5%-3% range.

Generally, strong economic recoveries are driven by a surge in consumer spending followed by a rebound in capital spending to increase capacity and meet rising demand. However, consumers spent freely throughout last year's mild and short-lived recession. So, we don't see the kind of pent-up consumer demand that will lead to a substantial increase in consumer spending going forward. We still have a lot of excess capacity in many industries, a result of the capital spending boom in the "Roaring 90s." Until this excess capacity is worked off, capital spending will remain restrained. Also, following the Enron scandal, we believe many corpo- rate managements will focus on restructuring to help clean up balance sheets before investing more in their businesses.

Despite the big first quarter GDP number, we see little indication of any serious inflationary pressure on the economy. With the exception of oil and natural gas, where pricing is often a function of politics and/or temporary glitches in distribution systems rather than supply and demand, commodities prices have been relatively flat. Higher unemployment has diminished wage pressures. No one we know is banging on the boss' door demanding a raise in this kind of environment. By and large, there is still very limited pricing flexibility in most industries. So, even if costs do increase somewhat as the economy gradually expands, it will be difficult to pass them on to the consumer.

Presently, the fixed income markets seem to be anticipating Federal Reserve rate hikes in the late summer. If eco- nomic growth slows substantially in the second quarter, we suspect Chairman Greenspan and his colleagues at the Federal Reserve will postpone any rate hikes until the economy is on more solid footing. When the Fed does pump the monetary brakes-our best guess is not until 2003 - we suspect it will be a few light taps moving the Fed Funds rate no more than 125 basis points (1.25%). Consequently, we will likely maintain a 75-80 day average maturity in the portfolio to lock in the higher yields provided by longer-term commercial paper. We will also continue to "barbell" the portfolio. If the economy proves stronger than we anticipate and we sense the Fed is likely to tighten more aggressively, we will reduce the Fund's average maturity.

In closing, today's low money market fund yields aren't very exciting. However, the alternatives - a still highly volatile stock market and a bond market that could prove quite vulnerable to rising interest rates - aren't very appetizing either. Money market funds provide two valuable services for the investment public - liquidity and a safe harbor for their savings during financial market storms. The Fund has sheltered its shareholders through a recession and one of the most terrifying and painful episodes in American history. We will continue to protect your capital during good times and bad.

Sincerely,

/s/Norman Gee and Michelle Romano

Norman Gee and Michelle Romano
Portfolio Co-Managers


FREMONT MONEY MARKET FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 4/30/02
[CHART]

United States                (55.1%)
Switzerland                  (10.0%)
United Kingdom                (6.4%)
Canada                        (5.7%)
Germany                       (5.7%)
Australia                     (5.0%)
Japan                         (3.6%)
Netherland                    (3.6%)
Luxembourg                    (3.5%)
Sweden                        (1.4%)


ANNUAL RETURNS
[CHART]

11/18/88-           +8.52%
10/31/89*

11/01/89-           +7.99%
10/31/90

11/01/90-           +6.51%
10/31/91

11/01/91-           +3.73%
10/31/92

11/01/92-           +2.66%
10/31/93

11/01/93-           +3.49%
10/31/94

11/01/94-           +5.84%
10/31/95

11/01/95-           +5.34%
10/31/96

11/01/96-           +5.39%
10/31/97

11/01/97-           +5.45%
10/31/98

11/01/98-           +4.89%
10/31/99

11/01/99-           +5.99%
10/31/00-

11/01/00-           +4.67%
10/31/01

11/01/01            +0.99%
4/30/02*

TOP TEN HOLDINGS

Alcoa Inc., CP                                           2.7%
Bayerische HYPO-UND Vereinsbank AG, YCD                  1.4%
Stanford University, CP                                  1.4%
FHLB, AN                                                 1.4%
FNMA, AN                                                 1.4%
Banque ET Caisse D'Epargne De L'Etat, CP                 1.4%
AWB Finance LTD., CP                                     1.4%
FFCB, AN                                                 1.4%
Prudential Funding Corp., CP                             1.4%
Harvard University, CP                                   1.4%
TOTAL                                                   15.3%


[CHART]
GROWTH OF $10,000(1)

                     FREMONT MONEY MARKET FUND    90-DAY US T-BILLS     PRIME AVERAGE
18-Nov-88            $      10,000                $      10,000         $      10,000
30-Nov-88            $      10,027                $      10,026         $      10,025
31-Dec-88            $      10,096                $      10,093         $      10,090
31-Jan-89            $      10,170                $      10,163         $      10,159
28-Feb-89            $      10,237                $      10,236         $      10,228
31-Mar-89            $      10,315                $      10,311         $      10,300
30-Apr-89            $      10,389                $      10,383         $      10,377
31-May-89            $      10,475                $      10,457         $      10,452
30-Jun-89            $      10,552                $      10,526         $      10,528
31-Jul-89            $      10,630                $      10,592         $      10,600
31-Aug-89            $      10,705                $      10,661         $      10,670
30-Sep-89            $      10,775                $      10,731         $      10,741
31-Oct-89            $      10,852                $      10,813         $      10,812
30-Nov-89            $      10,924                $      10,887         $      10,881
31-Dec-89            $      10,993                $      10,955         $      10,949
31-Jan-90            $      11,067                $      11,027         $      11,017
28-Feb-90            $      11,132                $      11,093         $      11,084
31-Mar-90            $      11,202                $      11,168         $      11,152
30-Apr-90            $      11,276                $      11,240         $      11,221
31-May-90            $      11,350                $      11,317         $      11,291
30-Jun-90            $      11,420                $      11,390         $      11,360
31-Jul-90            $      11,498                $      11,465         $      11,429
31-Aug-90            $      11,573                $      11,540         $      11,498
30-Sep-90            $      11,640                $      11,610         $      11,567
31-Oct-90            $      11,719                $      11,682         $      11,636
30-Nov-90            $      11,792                $      11,751         $      11,704
31-Dec-90            $      11,867                $      11,821         $      11,773
31-Jan-91            $      11,941                $      11,888         $      11,839
28-Feb-91            $      12,005                $      11,946         $      11,901
31-Mar-91            $      12,065                $      12,008         $      11,959
30-Apr-91            $      12,134                $      12,066         $      12,015
31-May-91            $      12,195                $      12,124         $      12,068
30-Jun-91            $      12,249                $      12,180         $      12,121
31-Jul-91            $      12,312                $      12,238         $      12,174
31-Aug-91            $      12,369                $      12,296         $      12,227
30-Sep-91            $      12,427                $      12,350         $      12,278
31-Oct-91            $      12,482                $      12,404         $      12,328
30-Nov-91            $      12,531                $      12,454         $      12,375
31-Dec-91            $      12,584                $      12,500         $      12,422
31-Jan-92            $      12,630                $      12,543         $      12,464
29-Feb-92            $      12,668                $      12,582         $      12,502
31-Mar-92            $      12,708                $      12,625         $      12,540
30-Apr-92            $      12,744                $      12,666         $      12,576
31-May-92            $      12,779                $      12,707         $      12,612
30-Jun-92            $      12,817                $      12,745         $      12,647
31-Jul-92            $      12,852                $      12,784         $      12,680
31-Aug-92            $      12,885                $      12,819         $      12,711
30-Sep-92            $      12,917                $      12,852         $      12,741
31-Oct-92            $      12,947                $      12,884         $      12,769
30-Nov-92            $      12,978                $      12,916         $      12,798
31-Dec-92            $      13,008                $      12,951         $      12,828
31-Jan-93            $      13,036                $      12,986         $      12,857
28-Feb-93            $      13,062                $      13,016         $      12,885
31-Mar-93            $      13,093                $      13,048         $      12,912
30-Apr-93            $      13,122                $      13,080         $      12,939
31-May-93            $      13,148                $      13,113         $      12,967
30-Jun-93            $      13,178                $      13,147         $      12,994
31-Jul-93            $      13,208                $      13,181         $      13,021
31-Aug-93            $      13,235                $      13,215         $      13,049
30-Sep-93            $      13,263                $      13,248         $      13,076
31-Oct-93            $      13,291                $      13,282         $      13,104
30-Nov-93            $      13,320                $      13,315         $      13,132
31-Dec-93            $      13,351                $      13,351         $      13,161
31-Jan-94            $      13,379                $      13,385         $      13,189
28-Feb-94            $      13,406                $      13,418         $      13,218
31-Mar-94            $      13,437                $      13,455         $      13,248
30-Apr-94            $      13,470                $      13,496         $      13,281
31-May-94            $      13,512                $      13,540         $      13,317
30-Jun-94            $      13,556                $      13,586         $      13,356
31-Jul-94            $      13,603                $      13,636         $      13,397
31-Aug-94            $      13,651                $      13,687         $      13,439
30-Sep-94            $      13,701                $      13,737         $      13,485
31-Oct-94            $      13,755                $      13,794         $      13,532
30-Nov-94            $      13,812                $      13,852         $      13,582
31-Dec-94            $      13,880                $      13,915         $      13,636
31-Jan-95            $      13,943                $      13,979         $      13,694
28-Feb-95            $      14,006                $      14,041         $      13,754
31-Mar-95            $      14,081                $      14,110         $      13,816
30-Apr-95            $      14,145                $      14,177         $      13,877
31-May-95            $      14,216                $      14,247         $      13,939
30-Jun-95            $      14,289                $      14,314         $      14,000
31-Jul-95            $      14,355                $      14,384         $      14,060
31-Aug-95            $      14,423                $      14,452         $      14,120
30-Sep-95            $      14,492                $      14,517         $      14,180
31-Oct-95            $      14,558                $      14,583         $      14,239
30-Nov-95            $      14,624                $      14,652         $      14,299
31-Dec-95            $      14,695                $      14,732         $      14,359
31-Jan-96            $      14,760                $      14,800         $      14,418
29-Feb-96            $      14,821                $      14,859         $      14,474
31-Mar-96            $      14,885                $      14,913         $      14,529
30-Apr-96            $      14,947                $      14,977         $      14,584
31-May-96            $      15,015                $      15,043         $      14,640
30-Jun-96            $      15,073                $      15,105         $      14,695
31-Jul-96            $      15,139                $      15,173         $      14,752
31-Aug-96            $      15,209                $      15,242         $      14,809
30-Sep-96            $      15,269                $      15,313         $      14,867
31-Oct-96            $      15,336                $      15,379         $      14,929
30-Nov-96            $      15,403                $      15,444         $      14,987
31-Dec-96            $      15,470                $      15,513         $      15,045
31-Jan-97            $      15,540                $      15,584         $      15,104
28-Feb-97            $      15,602                $      15,644         $      15,162
31-Mar-97            $      15,666                $      15,710         $      15,221
30-Apr-97            $      15,734                $      15,785         $      15,286
31-May-97            $      15,808                $      15,866         $      15,347
30-Jun-97            $      15,875                $      15,925         $      15,409
31-Jul-97            $      15,948                $      15,996         $      15,471
31-Aug-97            $      16,022                $      16,064         $      15,533
30-Sep-97            $      16,089                $      16,138         $      15,595
31-Oct-97            $      16,162                $      16,207         $      15,658
30-Nov-97            $      16,233                $      16,270         $      15,721
31-Dec-97            $      16,311                $      16,340         $      15,786
31-Jan-98            $      16,386                $      16,416         $      15,850
28-Feb-98            $      16,453                $      16,474         $      15,919
31-Mar-98            $      16,525                $      16,552         $      15,983
30-Apr-98            $      16,596                $      16,627         $      16,047
31-May-98            $      16,670                $      16,696         $      16,111
30-Jun-98            $      16,743                $      16,766         $      16,176
31-Jul-98            $      16,823                $      16,840         $      16,240
31-Aug-98            $      16,894                $      16,917         $      16,305
30-Sep-98            $      16,968                $      17,003         $      16,371
31-Oct-98            $      17,043                $      17,070         $      16,434
30-Nov-98            $      17,114                $      17,127         $      16,500
31-Dec-98            $      17,193                $      17,195         $      16,561
31-Jan-99            $      17,258                $      17,256         $      16,621
28-Feb-99            $      17,321                $      17,305         $      16,679
31-Mar-99            $      17,388                $      17,376         $      16,736
30-Apr-99            $      17,453                $      17,439         $      16,794
31-May-99            $      17,520                $      17,507         $      16,852
30-Jun-99            $      17,586                $      17,580         $      16,910
31-Jul-99            $      17,658                $      17,652         $      16,970
31-Aug-99            $      17,727                $      17,723         $      17,032
30-Sep-99            $      17,799                $      17,806         $      17,096
31-Oct-99            $      17,877                $      17,876         $      17,162
30-Nov-99            $      17,954                $      17,948         $      17,231
31-Dec-99            $      18,043                $      18,028         $      17,302
31-Jan-00            $      18,122                $      18,106         $      17,374
29-Feb-00            $      18,203                $      18,185         $      17,447
31-Mar-00            $      18,295                $      18,280         $      17,521
30-Apr-00            $      18,374                $      18,365         $      17,598
31-May-00            $      18,465                $      18,477         $      17,677
30-Jun-00            $      18,564                $      18,557         $      17,760
31-Jul-00            $      18,655                $      18,641         $      17,845
31-Aug-00            $      18,754                $      18,738         $      17,931
30-Sep-00            $      18,853                $      18,836         $      18,017
31-Oct-00            $      18,948                $      18,934         $      18,103
30-Nov-00            $      19,045                $      19,038         $      18,189
31-Dec-00            $      19,149                $      19,143         $      18,276
31-Jan-01            $      19,243                $      19,269         $      18,360
28-Feb-01            $      19,325                $      19,342         $      18,437
31-Mar-01            $      19,413                $      19,431         $      18,508
30-Apr-01            $      19,486                $      19,516         $      18,574
31-May-01            $      19,557                $      19,592         $      18,634
30-Jun-01            $      19,623                $      19,649         $      18,688
31-Jul-01            $      19,681                $      19,714         $      18,738
31-Aug-01            $      19,744                $      19,778         $      18,785
30-Sep-01            $      19,790                $      19,862         $      18,828
31-Oct-01            $      19,833                $      19,914         $      18,863
30-Nov-01            $      19,873                $      19,958         $      18,891
31-Dec-01            $      19,907                $      19,989         $      18,916
31-Jan-02            $      19,940                $      20,018         $      18,937
28-Feb-02            $      19,969                $      20,045         $      18,956
31-Mar-02            $      20,000                $      20,075         $      18,977
30-Apr-02            $      20,030                $      20,106         $      18,998



AVERAGE ANNUAL RETURNS FOR PERIODS ENDED  4/30/02

1  Year    5 Years    10 Years        Since Inception (11/18/88)
2.79%      4.95%      4.63%                 5.30%

*Unannualized. (1)Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. 90-Day T-Bills. An investment in Fremont Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund. The performance table and graph do not reflect the deduction of taxes that a share- holder would pay on fund distributions or the redemption of fund shares.

                              FREMONT GLOBAL FUND
                           April 30, 2002 (Unaudited)


SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                   COUNTRY      VALUE (000S)
         SHARES  SECURITY DESCRIPTION               CODE          (NOTE 1)
----------------------------------------------------------------------------
COMMON STOCKS 65.2%

BUSINESS EQUIPMENT & SERVICES 4.4%

        215,600  Amcor Ltd.                           AU          $    859
          9,300  Pfeiffer Vacuum Technology AG        DE               335
         13,800  Vaisala Oyj                          FI               367
         34,234  Alcatel                              FR               428
         13,700  Bouygues SA                          FR               413
          5,693  Cie de St. Gobain                    FR               974
        115,600  Lectra Systems                       FR               582
         16,600  Neopost SA                           FR               628
          8,600  Vivendi Universal SA                 FR               274
        209,400  ASM Pacific Technology Ltd.          HK               556
      1,111,600  Hung Hing Printing Group Ltd.        HK               613
        161,400  Interpump Group                      IT               658
        395,250  Intesa SBCI                          IT             1,278
          6,000  USHIO, Inc.                          JP                80
         13,200  Boskalis Westminster                 NL               410
         14,650  Draka Holdings NV                    NL               524
          5,500  BOC Group PLC                        UK                83
        127,300  Brambles Industries PLC              UK               630
         12,000  Compass Group PLC                    UK                75
          4,400  Hays PLC                             UK                11
         13,800  Alliance Gaming Corp.                US               205
          7,100  Automatic Data Processing, Inc.      US               361
          3,400  Avaya, Inc.*                         US                21
            600  Ball Corp.                           US                29
            600  Bemis Co.                            US                32
         12,500  BHA Group
                   Holdings, Inc. (Class A)           US               233
          8,600  Bright Horizons
                   Family Solutions, Inc.*            US               258
          8,400  Ceridian Corp.*                      US               187
          2,100  Cintas Corp.                         US               109
          6,900  Clear Channel
                   Communications, Inc.*              US               324
          2,100  Computer Sciences Corp.*             US                94
          9,900  Convergys Corp.*                     US               274
          7,000  Coors Tek, Inc.*                     US               275
          5,600  Corporate Executive
                   Board Co.*                         US               213
         15,000  CoStar Group, Inc.*                  US               357
         73,100  Crown Cork & Seal Co., Inc.*         US               823
          1,800  Dana Corp.                           US                36
          6,200  Danaher Corp.                        US               444
         17,000  Dendrite International, Inc.*        US               225
          1,500  Donnelley (R.R.) & Sons Co.          US                48
            900  Dow Jones & Co., Inc.                US                49
          1,400  Ecolab, Inc.                         US                61
         72,300  Electronic Data Systems Corp.        US             3,923
          1,700  Equifax, Inc.                        US                46
         23,350  Fiserv, Inc.*                        US             1,038
          1,100  Fluor Corp.                          US                45
          1,100  Grainger (W.W.), Inc.                US                62
          7,900  Infocrossing, Inc.*                  US                45
          9,100  International Game
                   Technology*                        US               573
         14,400  Interpublic Group of
                   Companies, Inc.                    US               445
         56,500  Kroll, Inc.                          US             1,048
         10,000  Lamar Advertising Co. (Class A)      US          $    429
            700  McDermott International, Inc.        US                11
          4,800  Mettler-Toledo International*        US               185
          5,800  NCR Corp.                            US               225
         36,700  Nortel Networks Corp.                US               125
          3,600  Omnicom Group, Inc.                  US               314
         38,600  Owens-Illinois, Inc.*                US               618
          1,900  Pactiv Corp.*                        US                39
          1,500  Pall Corp.                           US                31
          4,500  Paychex, Inc.                        US               168
          1,200  PerkinElmer, Inc.                    US                15
         20,900  Perma-Fix Environmental
                   Services, Inc.*                    US                67
          2,800  Pitney Bowes, Inc.                   US               118
          2,200  Robert Half
                   International, Inc.*               US                58
          2,200  Rockwell International Corp.         US                47
          1,500  Sapient Corp.*                       US                 7
         88,400  SBA Communications, Corp.*           US               255
          6,600  Schlumberger Ltd.                    US               361
          1,000  Sealed Air Corp.*                    US                45
            700  Snap-on, Inc.                        US                22
          1,400  SPX Corp.*                           US               189
          3,900  Tech Data Corp.*                     US               185
          1,200  Tektronix, Inc.                      US                26
         36,600  Tele Tech Holdings, Inc.*            US               448
         11,400  Tier Technologies, Inc.              US               172
          1,300  TMP Worldwide, Inc.*                 US                39
          1,500  TRW, Inc.                            US                83
          3,800  Unisys Corp.*                        US                51
          1,600  Visteon Corp.                        US                25
          7,600  Waters Corp.*                        US               205
         19,400  Yahoo!, Inc.*                        US               286
                                                                  --------
                                                                    26,510
                                                                  --------
CAPITAL GOODS 2.7%

         14,800  Bombardier, Inc. - Class B           CA               127
          2,100  Schneider Electric SA                FR               101
         90,000  Johnson Electric Holdings            HK               137
         14,490  CRH PLC                              IE               249
         35,000  Mitsubishi Heavy Industries Ltd.     JP               111
         18,700  Murata Manufacturing Co. Ltd.        JP             1,184
         27,100  AGCO Corp.*                          US               616
          1,100  B.F. Goodrich Co. (The)              US                35
         18,900  Boeing Co.                           US               843
          4,100  Caterpillar, Inc.                    US               224
          1,100  Cooper Industries, Inc.              US                48
            900  Cooper Tire & Rubber                 US                22
            500  Cummins Engine Co.                   US                21
          2,700  Deere & Co.                          US               121
          6,800  Delphi Automotive Systems Corp.      US               106
          2,500  Dover Corp.                          US                93
          4,900  Emerson Electric Co.                 US               262
          2,300  General Dynamics Corp.               US               223
        254,350  General Electric Co.                 US             8,025
          1,900  Goodyear Tire & Rubber Co.
                   (The)                              US                42
         24,400  Honeywell International, Inc.        US               895
          3,500  Illinois Tool Works, Inc.            US               252


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   COUNTRY      VALUE (000S)
         SHARES  SECURITY DESCRIPTION               CODE          (NOTE 1)
----------------------------------------------------------------------------
          2,000  Ingersoll-Rand Co.                   US          $    100
          4,700  ITT Industries, Inc.                 US               328
          7,300  Johnson Controls, Inc.               US               630
          5,200  Lockheed Martin Corp.                US               327
          1,300  Northrop Grumman Corp.               US               157
          7,000  Oshkosh Truck Corp.                  US               398
          4,600  Raytheon Company                     US               195
          5,000  Rockwell Collins                     US               119
          9,500  Shaw Group, Inc. (The)*              US               290
            900  Worthington Industries, Inc.         US                13
                                                                  --------
                                                                    16,294
                                                                  --------
CONSUMER DURABLES 1.5%

          1,600  Magna International, Inc.            CA               119
          4,700  Bayerische
                   Motoren Werke (BMW) AG             DE               186
          9,800  DaimlerChrysler AG                   DE               454
          2,800  Epcos AG                             DE               114
          3,700  Renault SA                           FR               171
        261,300  Ducati Motor Holding SPA             IT               466
         59,000  Matsushita Electric
                   Industrial Co. Ltd.                JP               790
         50,000  Mitsubishi Motors Corp.              JP               148
          3,500  Nintendo Co. Ltd.                    JP               490
         63,000  Nissan Motor Co. Ltd.                JP               485
          2,200  Rohm Co. Ltd.                        JP               328
          7,100  Sony Corp.                           JP               381
         15,000  Suzuki Motor Corp.                   JP               180
         96,800  GKN PLC                              UK               453
         31,000  TI Automotive Ltd.                   UK                 0
          7,000  American Axle &
                   Manufacturing Holdings, Inc.       US               231
         10,500  Applica, Inc.                        US               108
          5,800  ArvinMeritor, Inc.                   US               184
            700  Centex Corp.                         US                39
          4,800  Direct Focus, Inc.                   US               215
         62,700  Ford Motor Co.                       US             1,003
         24,200  General Motors Corp.                 US             1,552
         10,400  Harley-Davidson, Inc.                US               551
            500  KB Home                              US                25
          2,400  Leggett & Platt, Inc.                US                63
            900  Maytag Corp.                         US                42
            700  Navistar International Corp.         US                28
            900  PACCAR, Inc.                         US                64
            700  Pulte Corp.                          US                37
            800  Whirlpool Corp.                      US                60
                                                                  --------
                                                                     8,967
                                                                  --------
CONSUMER NON-DURABLES 5.0%

        492,543  Foster's Group Ltd.                  AU             1,252
         40,300  Danier Leather, Inc.                 CA               467
          1,765  Nestle SA                            CH               417
         25,900  Zapf Creation AG                     DE               582
          5,000  Altadis SA                           FR               106
            700  Groupe Danone                        FR                93
         86,000  Li & Fung Ltd.                       HK               138
         56,000  Toray Industries, Inc.               JP               162
         14,575  Heineken NV                          NL               656
         18,100  Hunter Douglas NV                    NL               603
          2,500  Vereenigde NV                        NL          $     75
         13,300  Assa Abloy AB                        SE               172
        994,200  McBride PLC                          UK               796
         19,400  Pearson PLC                          UK               233
          6,600  Unilever NV - ADR                    UK               427
         40,500  Unilever PLC                         UK               370
         55,153  Vitec Group (The) PLC                UK               419
          9,200  Action Performance
                   Companies, Inc.*                   US               433
            700  Alberto-Culver Co. (Class B)         US                38
            800  American Greetings Corp.             US                14
         10,200  Anheuser-Busch Companies, Inc.       US               541
          8,085  Archer-Daniels-Midland Co.           US               107
          1,300  Avery Dennison Corp.                 US                83
          2,700  Avon Products, Inc.                  US               151
          1,000  Black & Decker Corp.                 US                49
            700  Brown Forman Corp. (Class B)         US                55
          1,200  Brunswick Corp.                      US                34
          4,600  Campbell Soup Company                US               127
          6,700  Carnival Corp. (Class A)             US               223
          4,600  Coach, Inc.*                         US               258
         65,500  Coca-Cola Co.                        US             3,636
          5,000  Coca-Cola Enterprises, Inc.          US                98
          6,500  Colgate Palmolive Co.                US               345
         14,400  Columbia Sportswear Co.*             US               544
         31,400  ConAgra, Inc.                        US               769
            400  Coors (Adolph) Co.                   US                27
          3,300  Eastman Kodak Co.                    US               106
         46,500  Estee Lauder Cos., Inc.              US             1,681
          1,600  Fortune Brands, Inc.                 US                84
          8,500  Gaiam, Inc. (Class A)                US               135
         14,000  Galaxy Nutritional Foods, Inc.       US                68
          4,200  General Mills, Inc.                  US               185
         14,700  Georgia-Pacific Corp.                US               426
         12,100  Gillette Company (The)               US               429
          6,800  Hain Celestial Group, Inc.*          US               125
          2,100  Hasbro, Inc.                         US                34
          4,000  Heinz (H.J.) & Co.                   US               168
          1,500  Hershey Foods Corp.                  US               102
          1,200  International Flavors &
                   Fragrances, Inc.                   US                39
         33,200  JAKKS Pacific, Inc.                  US               640
          1,100  Jones Apparel Group, Inc.*           US                43
          4,600  Kellogg Co.                          US               165
          6,100  Kimberly Clark Corp.                 US               397
          1,200  Liz Claiborne, Inc.                  US                38
          5,200  Mattel, Inc.                         US               107
         14,800  McDonald's Corp.                     US               420
         41,800  Midway Games, Inc.                   US               571
         19,600  Monterey Pasta Co.                   US               181
          3,200  Newell Rubbermaid, Inc.              US               100
          3,100  NIKE, Inc. (Class B)                 US               165
         10,800  Pennzoil-Quaker State Co.            US               233
          9,700  Pepsi Bottling Group, Inc.           US               278
         31,210  PepsiCo, Inc.                        US             1,620
         28,200  Philip Morris Cos., Inc.             US             1,535
         38,600  Procter & Gamble Co.                 US             3,484
            700  Reebok International Ltd.*           US                19
          8,900  Sara Lee Corp.                       US               189
          2,000  Sherwin-Williams Co.                 US                61


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   COUNTRY      VALUE (000S)
         SHARES  SECURITY DESCRIPTION               CODE          (NOTE 1)
----------------------------------------------------------------------------
         18,000  Smithfield Foods, Inc.               US          $    380
          5,600  Standard Commercial Corp.            US               116
          1,000  Stanley Works (The)                  US                46
          7,600  Sysco Corp.                          US               220
         21,900  Take-Two Interactive
                   Software, Inc.*                    US               550
          2,600  The Clorox Co.                       US               115
            700  Tupperware Corp.                     US                16
          2,000  UST, Inc.                            US                80
          1,400  VF Corp.                             US                61
          2,600  Wrigley (WM.) JR. Co.                US               143
                                                                  --------
                                                                    30,055
                                                                  --------
CONSUMER SERVICES 2.6%

          2,600  News Corp. Ltd.                      AU                17
          3,800  News Corp. Ltd., ADR                 AU               100
          8,000  Thomson Corp.                        CA               272
          1,200  Preussag AG                          DE                33
          3,500  Accor SA                             FR               141
             15  Fuji Television Network, Inc.        JP                86
         29,600  SBS Broadcasting SA*                 LU               580
         10,500  Societe Europeenne des Satellites    LU               106
        240,599  Corporacion Interamericana
                   de Entretenimiento
                   de DV (Series B)                   MX               655
         62,143  Reed Elsevier NV                     NL               862
         14,500  Reuters Group PLC                    UK               101
        104,896  Six Continents PLC                   UK             1,160
         26,700  Taylor & Francis Group PLC           UK               240
         18,400  4Kids Entertainment, Inc.*           US               316
         15,000  Adelphia Communications
                   Corp. (Class A)*                   US                90
        106,900  AOL Time Warner, Inc.*               US             2,033
          6,750  Apollo Group, Inc. (Class A)*        US               259
         53,900  Cash America International, Inc.     US               537
         42,300  Cendant Corp.*                       US               761
         25,800  Championship Auto
                   Racing Teams, Inc.*                US               355
          1,400  Harrah's Entertainment, Inc.         US                69
          4,500  Hilton Hotels Corp.                  US                74
         23,600  Isle of Capri Casinos, Inc.*         US               495
         34,700  LoJack Corp.*                        US               191
          2,700  Marriott International,
                   Inc. (Class A)                     US               119
          9,100  Sabre Holdings Corp.*                US               423
          9,300  Shuffle Master, Inc.*                US               213
         23,000  Sirius Satellite Radio, Inc.         US               103
          2,400  Starwood Hotels &
                   Resorts Worldwide, Inc.            US                91
         13,300  Tribune Co.                          US               587
          2,500  Univision
                   Communications, Inc.*              US               100
         35,900  Viacom, Inc. (Class B)*              US             1,691
        130,100  Walt Disney Co. (The)                US             3,016
                                                                  --------
                                                                    15,876
                                                                  --------
ENERGY 3.4%

          1,300  Suncor Energy, Inc.                  CA                45
         22,995  RWE AG                               DE               870
         19,000  ENI-Ente Nazionale
                   Idrocarburi SPA                    IT          $    292
         28,571  Royal Dutch Petroleum Co.            NL             1,513
         24,800  Royal Dutch Petroleum Co., ADR       NL             1,296
         30,100  Statoil ASA                          NO               256
          1,800  Lukoil-Holding, ADR                  RU               130
        250,230  BG Group PLC                         UK             1,117
         28,500  Centrica PLC                         UK                88
          1,500  Allegheny Energy, Inc.               US                63
          1,100  Amerada Hess Corp.                   US                85
          8,600  Anadarko Petroleum Corp.             US               463
          4,050  Apache Corp.                         US               236
          3,800  Baker Hughes, Inc.                   US               143
          9,700  BJ Services Co.*                     US               356
          2,200  Burlington Resources, Inc.           US                98
         12,313  ChevronTexaco Corp.                  US             1,068
          7,100  Conoco Inc.                          US               199
          5,200  CONSOL Energy, Inc.                  US               120
         13,700  Devon Energy Corp.                   US               676
         25,100  Dynegy, Inc. (Class A)               US               452
         12,000  El Paso Corp.                        US               480
          2,500  Entergy Corp.                        US               116
          1,400  EOG Resources, Inc.                  US                60
        184,880  Exxon Mobil Corp.                    US             7,427
          5,300  Halliburton Co.                      US                90
         18,500  Horizon Offshore, Inc.               US               183
          1,200  Kerr-McGee Corp.                     US                72
          1,400  Kinder Morgan, Inc.                  US                68
          3,800  Marathon Oil Corp.                   US               110
          1,800  Nabors Industries, Inc.*             US                82
          5,800  Noble Drilling Corp.*                US               251
          4,500  Occidental Petroleum Corp.           US               129
            400  Peoples Energy Corp.                 US                16
          4,400  Phillips Petroleum Co.               US               263
          3,300  Reliant Energy, Inc.                 US                84
          1,100  Rowan Companies, Inc.*               US                28
          2,500  Sempra Energy                        US                64
          1,000  Sunoco, Inc.                         US                34
          1,700  Teco Energy, Inc.                    US                47
          5,800  The Williams Companies, Inc.         US               111
          3,550  Transocean Sedco Forex, Inc.         US               126
          3,000  Unocal Corp.                         US               112
         17,600  Valero Energy Corp.                  US               760
          6,400  Weatherford
                   International, Inc.*               US               319
                                                                  --------
                                                                    20,598
                                                                  --------
FINANCIAL SERVICES (BANKS) 5.2%

         15,500  Australia and New Zealand
                   Banking Group Ltd.                 AU               158
         70,100  National Australia Bank Ltd.         AU             1,309
     13,000,000  UFJ International
                   Finance (Bermuda)                  BM                55
          3,761  Credit Suisse
                   Group (Registered Shares)          CH               134
          2,975  UBS AG                               CH               143
         28,000  Banco Bilbao Vizcaya
                   Argentaria SA                      ES               326
         95,692  BCO Sant Cent Hisp.                  ES               886


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   COUNTRY      VALUE (000S)
         SHARES  SECURITY DESCRIPTION               CODE          (NOTE 1)
----------------------------------------------------------------------------
         11,800  Hang Seng Bank Ltd.                  HK             $ 135
         28,600  Allied Irish Banks PLC               IE               378
             31  UFJ Holdings, Inc.                   JP                77
          8,417  ABN Amro Holdings NV                 NL               167
         19,450  ForeningsSparbanken AB               SE               243
         13,000  DBS Group Holdings Ltd.              SG               100
         70,000  Oversea-Chinese Banking
                   Corp. Ltd. (Local Shares)          SG               502
         19,000  United Overseas Bank Ltd.            SG               151
         97,624  HBOS PLC                             UK             1,183
        113,795  Lloyds TSB Group PLC                 UK             1,308
         26,400  Royal Bank of Scotland
                   Group PLC                          UK               757
          2,900  Standard Chartered PLC               UK                36
          4,100  Amsouth Bancorporation               US                93
          6,700  Anchor BanCorp Wisconsin, Inc.       US               147
         36,800  Bank of America Corp.                US             2,667
          8,500  Bank of New York Co., Inc.           US               311
         22,400  Bank One Corp.                       US               915
         25,500  Bay View Capital Corp.               US               178
          5,400  BB&T Corp.                           US               206
         13,500  Capital One Financial Corp.          US               809
          2,625  Charter One Financial, Inc.          US                93
         80,853  Citigroup, Inc.                      US             3,501
          2,000  Comerica, Inc.                       US               126
          6,658  Fifth Third Bancorp.                 US               457
         13,100  FleetBoston Financial Corp.          US               462
          3,100  Huntington Bancshares, Inc.          US                63
         22,800  JP Morgan Chase & Co.                US               800
          4,800  KeyCorp                              US               135
          1,200  Marshall & Ilsley Corp.              US                76
         28,800  MBNA Corp.                           US             1,021
         37,200  Mellon Bank Corp.                    US             1,405
          7,200  National City Corp.                  US               225
          2,500  Northern Trust Corp.                 US               133
          3,400  PNC Bank Corp.                       US               188
          2,800  Regions Financial Corp.              US                98
          4,200  SouthTrust Corp.                     US               112
          3,700  State Street Corp.                   US               189
          3,300  Suntrust Banks, Inc                  US               224
         10,500  Synovus Financial Corp.              US               284
         11,800  TCF Financial Corp.                  US               614
         10,460  Turkiye Is Bankasi                   US                59
          1,500  Union Planters Corp.                 US                75
         22,500  US Bancorp                           US               533
         15,700  Wachovia Corp.                       US               597
         66,350  Washington Mutual, Inc.              US             2,503
         78,400  Wells Fargo & Co.                    US             4,010
          1,100  Zions Bancorporation                 US                59
                                                                  --------
                                                                    31,416
                                                                  --------
FINANCIAL SERVICES (OTHER) 5.6%

     12,000,000  Sanwa International Finance          BM                39
          6,756  Swiss Re                             CH               681
         25,000  Bayerische Hypo-und
                   Vereinsbank AG                     DE               877
         18,395  Societe Generale                     FR             1,259
         37,000  Cheung Kong Holdings Ltd.            HK               352
        271,000  Wharf Holdings Ltd.                  HK               726
         16,100  Irish Life & Permanent PLC           IE          $    219
          9,500  Assicurazioni Generali SPA           IT               229
          3,200  Acom Co Ltd.                         JP               244
          1,750  Aiful Corp.                          JP               121
         22,000  Daiwa Securities Group, Inc.         JP               151
             37  Millea Holdings, Inc.                JP               290
         27,000  Mitsubishi Estate Co. Ltd.           JP               195
         32,000  Mitsui Fudosan Co. Ltd.              JP               251
         57,000  Mitsui Sumitomo Insurance
                   Co. Ltd.                           JP               280
         24,000  Nikko Cordial Corp.                  JP               108
         19,000  Nomura Holdings, Inc.                JP               265
          2,700  Promise Co. Ltd.                     JP               142
         27,395  Aegon NV                             NL               629
          1,132  Aegon NV, ADR                        NL                26
         31,186  ING Groep NV, ADR                    NL               821
         23,500  Prudential Corp. PLC                 UK               250
         12,600  ACE Ltd.                             US               548
          6,200  Aflac, Inc.                          US               185
          8,200  Allstate Corp.                       US               326
          1,300  AMBAC Financial Group, Inc.          US                82
         15,400  American Express Co.                 US               632
          4,600  American Financial Group, Inc        US               137
         43,872  American International
                   Group, Inc.                        US             3,032
          3,300  Aon Corp.                            US               118
          1,100  Bear Stearns Companies,
                   Inc. (The)                         US                68
          1,900  Chubb Corp. (The)                    US               146
          1,700  Cigna Corp.                          US               185
          2,000  Cincinnati Financial Corp.           US                94
         35,300  CNA Financial Corp.*                 US             1,061
         19,900  Concord EFS, Inc.*                   US               629
          4,000  Conseco, Inc.                        US                15
          1,400  Countrywide Credit
                   Industries, Inc.                   US                65
            900  Deluxe Corp.                         US                39
         21,300  FHLMC                                US             1,392
         10,300  Fidelity National Financial, Inc.    US               318
         46,800  FNMA                                 US             3,694
          3,100  Franklin Resources, Inc.             US               130
          1,800  Golden West Financial Corp.          US               123
         15,500  GreenPoint Financial Corp.           US               766
         26,600  H&R Block, Inc.                      US             1,067
          2,800  Hartford Financial
                   Services Group, Inc.               US               194
         12,300  Household International, Inc.        US               717
          1,650  Jefferson-Pilot Corp.                US                83
          3,400  John Hancock Financial Services      US               131
          6,500  Legg Mason, Inc.                     US               327
          6,400  Lehman Brothers Holdings, Inc.       US               378
          2,100  Lincoln National Corp.               US               101
         19,900  Loews Corp.                          US             1,193
         25,100  Marsh & McLennan Cos., Inc.          US             2,537
          1,800  MBIA, Inc.                           US                97
         15,500  Merrill Lynch & Co.                  US               650
          8,300  Metlife, Inc.                        US               283
          1,300  MGIC Investment Corp.                US                93
          1,700  Moody's Corp.                        US                74


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   COUNTRY      VALUE (000S)
         SHARES  SECURITY DESCRIPTION               CODE          (NOTE 1)
----------------------------------------------------------------------------
         20,500  Morgan Stanley Dean
                   Witter & Co.                       US             $ 978
         25,100  New Century Financial Corp.          US               600
          2,700  Progressive Corp.                    US               155
          3,500  Providian Financial Corp.            US                25
          1,600  Safeco Corp.                         US                53
         15,600  Schwab (Charles) Corp.               US               178
          2,300  St. Paul Companies, Inc. (the)       US               115
          2,700  Stilwell Financial, Inc.             US                58
          1,500  T Rowe Price Group, Inc.             US                53
          1,500  Torchmark Corp.                      US                61
          2,900  UnumProvident Corp.                  US                82
          7,800  USA Education, Inc.                  US               748
          1,600  Xl Capital Ltd.                      US               151
        389,748  Sanlam Ltd.                          ZA               326
                                                                  --------
                                                                    33,448
                                                                  --------
HEALTH CARE 9.6%

         12,783  Novartis AG                          CH               536
          3,020  Roche Holding AG                     CH               229
            300  Novo-Nordisk AS                      DK                 9
          2,300  Essilor Intl                         FR                94
         10,600  Sanofi-Synthelabo SA                 FR               678
         18,000  Elan Corp. PLC, ADR*                 IE               214
         11,400  Taro Pharmaceuticals Industries      IL               250
          9,000  Chugai Pharmaceutical Co. Ltd.       JP               107
         33,000  Eisai Co. Ltd.                       JP               848
         17,000  Shionogi & Co. Ltd.                  JP               249
          2,000  Takeda Chemical Industries, Inc.     JP                88
         33,800  Elekta AB                            SE               296
         28,900  Getinge Industrier AB                SE               538
         19,400  AstraZeneca Group
                   PLC (Swedish Exchange)             UK               909
          9,500  AstraZeneca PLC                      UK               445
         54,923  GlaxoSmithKline PLC                  UK             1,328
          7,300  Shire Pharmaceuticals
                   Group PLC                          UK                54
         25,000  Abbott Laboratories                  US             1,349
          1,700  Aetna, Inc.                          US                81
          3,200  Alcon, Inc.*                         US               111
          5,100  Allergan, Inc.*                      US               336
          8,400  American Healthcorp, Inc.            US               226
          5,400  AmerisourceBergen Corp.              US               418
         64,450  Amgen, Inc.*                         US             3,408
          2,600  Applied Biosystems Group             US                45
          9,700  Apria Healthcare Group, Inc.*        US               252
         40,400  ArthroCare Corp.*                    US               647
            700  Bausch & Lomb, Inc.                  US                25
          6,800  Baxter International, Inc.           US               387
          3,100  Becton Dickinson & Co.               US               115
         14,800  Biogen, Inc.*                        US               643
         21,800  Biomet, Inc.                         US               615
         13,900  Biosite, Inc.                        US               434
          4,900  Boston Scientific Corp.*             US               122
         97,000  Bristol-Myers Squibb Co.             US             2,794
            600  C R Bard, Inc.                       US                33
         11,700  Cardinal Health, Inc.                US               810
         39,500  Caremark Rx, Inc.                    US               849
         32,500  Chiron Corp.*                        US             1,315
          7,500  Conmed Corp.*                        US          $    202
         11,500  DaVita, Inc.                         US               298
         52,900  eBenX, Inc.*                         US               201
         26,200  Eclipsys Corp.*                      US               419
         60,500  Endocare, Inc.*                      US             1,161
         21,900  Exact Sciences Corp.                 US               259
          2,800  Express Scripts, Inc. (Class A)*     US               177
         41,100  First Consulting Group, Inc.         US               370
          4,100  Forest Laboratories,
                   Inc. (Class A)*                    US               316
         80,800  Gene Logic, Inc.*                    US             1,255
         19,850  Genentech, Inc.*                     US               705
         13,700  Genzyme Corp.*                       US               561
         13,200  Gilead Sciences, Inc.*               US               411
         21,200  Guidant Corp.                        US               797
         73,800  Harvard Bioscience, Inc.             US               575
          5,900  HCA - The Healthcare Co.             US               282
         13,400  Health Management
                   Associates, Inc. (Class A)*        US               286
          4,700  Healthsouth Corp.*                   US                71
          2,100  Humana, Inc.                         US                34
         13,300  ICON PLC*                            US               404
          8,200  IDEC Pharmaceuticals Corp.*          US               451
          6,200  Immunex Corp.*                       US               168
          3,600  IMS Health, Inc.                     US                74
          6,000  Inamed Corp.*                        US               221
            900  Intuitive Surgical, Inc.*            US                 9
          7,250  IVAX Corp.*                          US                86
         49,542  Johnson & Johnson                    US             3,164
          9,466  King Pharmaceuticals, Inc.*          US               297
          1,800  Laboratory Corp. of
                   America Holdings*                  US               179
          7,900  Ligand Pharmaceuticals, Inc.*        US               123
         13,000  Lilly (Eli) & Co.                    US               859
         58,800  Lumenis Ltd.                         US               502
          1,200  Manor Care, Inc.*                    US                31
          7,500  Mckesson HBOC, Inc.                  US               303
          5,600  Mediimmune, Inc.*                    US               187
         22,500  Medtronic, Inc.                      US             1,006
         78,770  Merck & Co.                          US             4,280
         11,200  Millennium
                   Pharmaceuticals, Inc.*             US               224
         53,950  NeoPharm, Inc.*                      US               809
          7,000  Oxford Health Plans, Inc.*           US               323
        129,850  Pfizer, Inc.                         US             4,720
         25,100  Pharmacia Corp.                      US             1,035
          4,400  Quest Diagnostics, Inc.*             US               404
         15,000  Quidel Corp.                         US               101
          1,400  Quintiles Transnational Corp.*       US                20
         16,900  Schering-Plough Corp.                US               461
          8,000  Sepracor, Inc.*                      US               101
          5,400  St. Jude Medical, Inc.*              US               449
          7,400  Stryker Corp.                        US               396
         17,100  Tenet Healthcare Corp.*              US             1,255
          3,600  UnitedHealth Group, Inc.             US               316
          1,300  Watson Pharmaceuticals, Inc.*        US                32
          8,600  Wellpoint Health
                   Networks, Inc.*                    US               646


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   COUNTRY      VALUE (000S)
         SHARES  SECURITY DESCRIPTION               CODE          (NOTE 1)
----------------------------------------------------------------------------
HEALTH CARE (CONT.)
         50,610  Wyeth                                US          $  2,885
         25,240  Zimmer Holdings, Inc.                US               876
                                                                  --------
                                                                    57,664
                                                                  --------
MULTI-INDUSTRY 0.5%

          3,100  Siemens AG                           DE               188
         32,700  Hutchison Whampoa Ltd.               HK               286
         37,000  Swire Pacific Ltd.                   HK               222
         69,600  Jardine Matheson Holdings Ltd.       SG               418
        185,000  Singapore Technologies
                   Engineering Ltd.                   SG               214
         20,460  Smiths Group PLC                     UK               242
            700  Crane Co.                            US                19
            800  Eaton Corp.                          US                68
          6,000  Minnesota Mining &
                   Manufacturing Co.                  US               755
          1,400  Parker-Hannifin Corp.                US                70
          1,600  Textron, Inc.                        US                79
         23,010  Tyco International Ltd.              US               425
                                                                  --------
                                                                     2,986
                                                                  --------
RAW MATERIALS 2.0%

         36,627  BHP Biliton Ltd.,
                   Sponsored ADR                      AU               423
        100,223  CSR Ltd.                             AU               329
         13,800  WMC Ltd.                             AU                68
          1,000  Companhiavale do Rio Doce            BR                27
          1,430  Holcim Ltd.                          CH               331
         27,274  Bayer AG                             DE               893
          6,200  ThyssenKrupp AG                      DE                94
          9,000  Outokumpu Oyj                        FI               103
         17,100  UPM-Kymmene Oyj                      FI               597
          1,500  L'Air Liquide SA                     FR               232
          6,199  Total Fina Elf SA                    FR               939
          2,407  Total Fina Elf SA                    FR               363
          2,600  Hoya Corp.                           JP               193
          4,100  Shin-Etsu Chemical Co. Ltd.          JP               169
         32,000  Sumitomo Forestry Co. Ltd.           JP               167
         24,615  POSCO                                KR               602
         41,300  Prosafe ASA                          NO               681
        277,900  Carter Holt Harvey Ltd.              NZ               224
         23,500  Hoganas AG                           SE               484
         34,200  Rio Tinto                            UK               635
        128,400  Victrex PLC                          UK               588
          2,600  Air Products & Chemicals, Inc.       US               125
          3,900  Alcan Aluminium Ltd.                 US               143
          9,800  Alcoa, Inc.                          US               333
          1,000  Allegheny Technologies, Inc.         US                17
            900  Ashland Inc.                         US                37
          6,496  Barrick Gold Corp.                   US               130
            700  Boise Cascade Corp.                  US                24
         10,400  Dow Chemical Co.                     US               331
         11,800  E. I. du Pont de Nemours and Co.     US               525
            900  Eastman Chemical Co.                 US                40
          1,600  Engelhard Corp.                      US                49
          1,800  Freeport-McMoRan
                   Copper & Gold, Inc.                US                32
            600  Great Lakes Chemical Corp.           US                15
          1,300  Hercules, Inc.                       US                16
          2,200  Inco Ltd.                            US          $     44
          5,500  International Paper Co.              US               228
          1,300  Louisiana Pacific Corp.*             US                15
         12,400  Masco Corp.                          US               348
          2,364  MeadWestvaco Corp.                   US                69
          4,600  Newmont Mining Corp.                 US               131
         13,150  Northern Technologies
                   International Corp.                US                55
            900  Nucor Corp.                          US                53
          5,200  Peabody Energy Corp.                 US               141
          1,000  Phelps Dodge Corp.                   US                36
          4,000  Placer Dome, Inc.                    US                47
          2,000  Plum Creek Timber Co., Inc.          US                61
          1,900  PPG Industries, Inc.                 US                99
          1,800  Praxair, Inc.                        US               103
          2,700  Rohm and Haas Co.                    US               100
            900  Sigma-Aldrich Corp.                  US                43
            500  Temple-Inland, Inc.                  US                26
          1,100  United States Steel Corp.            US                20
          1,200  Vulcan Materials Co.                 US                55
          2,500  Weyerhaeuser Co.                     US               149
         40,858  Sasol Ltd.                           ZA               434
                                                                  --------
                                                                    12,216
                                                                  --------
REAL ESTATE INVESTMENT TRUSTS 0.3%

         51,700  Annaly Mortgage
                   Management, Inc.                   US               941
         27,200  Anthracite Capital, Inc.             US               312
          8,300  Chateau Communities, Inc.            US               254
          5,000  Equity Office Properties Trust       US               143
          3,300  Equity Residential Properties
                   Trust                              US                93
                                                                  --------
                                                                     1,743
                                                                  --------
RETAIL 5.1%

         17,900  Woolworths Ltd.                      AU               126
         15,626  Compagnie Financiere
                   Richemont AG                       CH               354
          4,900  Metro AG                             DE               157
         77,000  Cortefiel SA                         ES               456
         10,300  Industria de Diseno Textil, SA       ES               212
         10,000  Aeon Co Ltd.                         JP               258
          7,200  Hagemeyer NV                         NL               142
        117,794  Boots Co.                            UK             1,219
        124,822  GUS PLC                              UK             1,135
         33,190  Marks & Spencer Group PLC            UK               192
          3,000  A.C. Moore Arts & Crafts, Inc.*      US               138
         11,300  AFC Enterprises, Inc.                US               380
          4,600  Albertson's, Inc.                    US               154
         14,500  Amazon.Com, Inc.*                    US               242
         17,000  Autozone, Inc.*                      US             1,292
         10,500  Barnes & Noble, Inc.*                US               317
         14,500  Bed Bath & Beyond, Inc.*             US               539
         21,900  Benihana, Inc. (Class A)*            US               426
         19,400  Best Buy Co., Inc.*                  US             1,442
          1,400  Big Lots, Inc.                       US                22
         11,100  BOB Evans Farms                      US               337
         18,200  Buca, Inc.*                          US               309
          2,500  Circuit City Stores, Inc.            US                54


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   COUNTRY      VALUE (000S)
         SHARES  SECURITY DESCRIPTION               CODE          (NOTE 1)
----------------------------------------------------------------------------
          5,200  Costco Wholesale Corp.*              US          $    209
          4,400  CVS Corp.                            US               147
          1,300  Darden Restaurants, Inc.             US                52
         32,500  dELiA*s Corp. (Class A)              US               214
          1,100  Dillard's, Inc.                      US                27
          4,000  Dollar General Corp.                 US                63
         10,500  Electronics Boutique
                   Holdings Corp.*                    US               299
          2,100  Family Dollar Stores, Inc.           US                73
          2,200  Federated Department Stores*         US                87
          6,300  Finish Line, Inc. (Class A)*         US               128
          9,800  Gap, Inc.                            US               138
         97,350  Home Depot, Inc.                     US             4,514
          3,200  J.C. Penney Co., Inc.                US                70
         12,500  Kohls Corp.*                         US               921
         24,200  Kroger Co. (The)                     US               551
        100,000  Limited, Inc.                        US             1,916
         22,900  Lowe's Cos., Inc.                    US               968
          3,600  May Department Stores Co.            US               125
          1,600  Nordstrom, Inc.                      US                38
         20,000  O'Charley's, Inc.                    US               505
          3,600  Office Depot, Inc.*                  US                69
          2,000  Radioshack Corp.                     US                62
         28,500  Safeway, Inc.*                       US             1,196
         18,500  Sears, Roebuck & Co.                 US               976
         19,500  Staples, Inc.*                       US               389
          4,600  Starbucks Corp.*                     US               105
          1,600  SUPERVALU, Inc.                      US                48
         16,400  Target Corp.                         US               716
          8,000  Tiffany & Co.                        US               318
         22,100  TJX Cos., Inc.                       US               963
          2,500  Toys R US, Inc.*                     US                43
          2,600  Tractor Supply Co.*                  US               143
         31,900  Trans World Entertainment
                 Corp.*                               US               258
          1,800  Tricon Global
                   Restaurants, Inc.*                 US               114
         69,600  Wal-Mart Stores, Inc.                US             3,888
         11,900  Walgreen Co.                         US               449
          1,400  Wendy's International, Inc.          US                52
          1,700  Winn-Dixie Stores, Inc.              US                29
                                                                  --------
                                                                    30,766
                                                                  --------
TECHNOLOGY (COMPONENTS) 5.1%

          2,700  STMicroelectronics NV                CH                84
          3,200  STMicroelectronics NV
                   (New York Shares)                  CH                99
         43,800  ELMOS Semiconductor AG               DE               582
          4,300  Infineon Technologies AG             DE                78
          5,600  Advantest Corp.                      JP               403
          1,900  Hirose Electric Co. Ltd.             JP               149
         47,000  NEC Corp.                            JP               362
         12,000  Nikon Corp.                          JP               157
          3,300  TDK Corp.                            JP               180
          8,600  Tokyo Electron Ltd.                  JP               619
            320  Samsung Electronics                  KR                95
          4,580  Samsung Electronics GDR              KR               673
         22,396  Taiwan Semiconductor
                   Manufacturing Co.
                   Ltd. ADR*                          TW          $    396
         44,700  Renishaw PLC                         UK               303
         47,200  ADC Telecommunications, Inc.*        US               184
         49,400  Advanced Micro Devices, Inc.*        US               552
         22,300  Advanced Technical
                   Products, Inc.                     US               643
         51,600  Agere Systems, Inc.                  US               219
         15,300  Altera Corp.*                        US               315
         27,000  Ametek, Inc.                         US             1,046
         13,300  Analog Devices, Inc.*                US               492
         52,400  Anaren Microwave, Inc.*              US               662
         20,600  Applied Micro Circuits Corp.*        US               139
         14,100  Broadcom Corp. (Class A)*            US               486
         13,900  Brocade Communications
                   Systems, Inc.*                     US               356
         42,200  California Micro Devices Corp.*      US               200
         15,200  CIENA Corp.*                         US               114
        421,400  Cisco Systems, Inc.*                 US             6,174
          8,700  Cohu, Inc.                           US               244
          3,000  Conexant Systems, Inc.*              US                31
         11,600  Corning, Inc.*                       US                78
        155,200  EMC Corp.*                           US             1,419
          6,400  ESS Technology, Inc.*                US               102
          2,100  Genuine Parts Co.                    US                72
        189,200  Hytek Microsystems, Inc.             US               238
         19,700  Identix, Inc.                        US               149
         13,400  II-VI, Inc.                          US               201
          7,400  Integrated Device
                   Technology, Inc.*                  US               207
        156,100  Intel Corp.                          US             4,466
          8,600  Intersil Corp. (Class A)             US               231
         90,800  Isomet Corp.                         US               271
         40,800  IXYS Corp.                           US               344
         16,300  Jabil Circuit, Inc.*                 US               333
         16,300  JDS Uniphase Corp.*                  US                71
          3,600  Linear Technology Corp.              US               140
         19,900  LSI Logic Corp.*                     US               256
        320,350  Lucent Technologies, Inc.            US             1,474
          3,700  Maxim Integrated
                   Products, Inc.*                    US               184
         32,200  Micron Technology, Inc.              US               763
          2,400  Molex, Inc.                          US                81
          5,200  National Semiconductor Corp.*        US               164
          3,900  Network Appliance, Inc.*             US                68
         10,000  NVIDIA Corp.*                        US               348
          4,250  Opticnet, Inc.(c)                    US                 0
         40,300  Pemstar, Inc.                        US               290
          2,000  PMC-Sierra, Inc.*                    US                31
          1,100  QLogic Corp.*                        US                50
          8,800  Qualcomm, Inc.*                      US               265
          6,500  Sanmina Corp.*                       US                68
          4,000  Semtech Corp.*                       US               128
        174,900  Solectron Corp.*                     US             1,277
        152,000  Stratos Lightwave, Inc.*             US               420
            700  Thomas & Betts Corp.                 US                16


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   COUNTRY      VALUE (000S)
         SHARES  SECURITY DESCRIPTION               CODE          (NOTE 1)
----------------------------------------------------------------------------
          2,500  Vitesse Semiconductor Corp.*         US          $     15
         12,800  Xilinx, Inc.*                        US               483
                                                                  --------
                                                                    30,740
                                                                  --------
TECHNOLOGY (EQUIPMENT) 4.6%

          3,400  Aixtron AG                           DE                54
         48,900  Nokia OYJ                            FI               791
          7,900  Orbotech, Ltd.                       IL               205
         38,000  Canon, Inc.                          JP             1,455
        125,000  Hitachi Ltd.                         JP               925
         48,800  Yamaichi Electronics                 JP               634
          5,500  ASM Lithography Holding NV           NL               125
          8,000  ASM Lithography Holding NV
                   (New York Registered)              NL               179
         23,000  ASMI International, NV               NL               529
         11,100  Koninklijke (Royal) Philips
                   Electronics NV                     NL               343
         12,800  Ericsson (L.M.) Telephone
                   Co., ADR                           SE                32
         27,000  Telefonaktiebolaget LM Ericsson      SE                68
         13,681  BAE Systems PLC                      UK                70
          1,800  Affiliated Computer
                   Services, Inc. (Class A)*          US                97
          5,400  Agilent Technologies, Inc.*          US               162
          2,400  American Power Conversion*           US                31
          5,200  American Science &
                   Engineering, Inc.*                 US               100
          1,000  Andrew Corp.*                        US                17
          3,900  Apple Computer, Inc.                 US                95
         18,800  Applied Materials, Inc.*             US               457
         24,200  ATMI, Inc.*                          US               738
         10,500  August Technology Corp.              US               152
         52,200  Axsys Technologies, Inc.*            US               446
         32,500  BEI Technologies, Inc.               US               637
         34,750  COMARCO, Inc.*                       US               323
         43,600  Compaq Computer Corp.                US               443
          2,100  Comverse Technology, Inc.*           US                25
          7,000  Cytyc Corp.                          US               110
         48,200  Dell Computer Corp.*                 US             1,270
          4,200  Emulex Corp.*                        US               122
          8,400  Fisher Scientific
                   International, Inc.                US               239
          3,900  Gateway, Inc.*                       US                21
         60,100  GSI Lumonics Inc.                    US               582
          5,200  Harris Corp.                         US               188
        118,740  Hewlett-Packard Co.                  US             2,030
         29,000  International Business
                   Machines Corp.                     US             2,429
          9,800  KLA-Tencor Corp.*                    US               578
          1,400  KVH Industries, Inc.                 US                11
          1,800  L-3 Communications
                   Holdings, Inc.*                    US               230
          5,300  Lexmark International
                   Group, Inc.*                       US               317
         27,100  Micro Component
                   Technology, Inc.*                  US                92
          2,600  Millipore Corp.                      US               104
         63,650  Motorola, Inc.                       US               980
          3,713  Mykrolis Corp.*                      US          $     55
         23,000  Netopia, Inc.*                       US                95
          5,500  Novellus Systems, Inc.*              US               261
         17,200  ONI Systems Corp.                    US                90
         80,800  Palm, Inc.*                          US               256
         13,900  Powell Industries, Inc.              US               327
         18,200  RF Micro Devices, Inc.*              US               317
         33,800  Rimage Corp.*                        US               291
         39,800  RIT Technologies Ltd.*               US                73
        211,100  Riverstone Networks, Inc.*           US               992
         37,900  SafeNet, Inc.                        US               532
        108,800  Scientific-Atlanta, Inc.             US             2,176
         38,200  Sonus Networks, Inc.                 US               105
         37,300  Sun Microsystems, Inc.*              US               305
         11,200  Sungard Data Systems, Inc.*          US               333
          2,700  Symbol Technologies, Inc.            US                23
          5,200  Tellabs, Inc.*                       US                44
          7,500  Teradyne, Inc.*                      US               247
         31,000  Texas Instruments, Inc.              US               959
          2,200  Thermo Electron Corp.                US                42
         16,500  Trikon Technologies, Inc.*           US               232
         10,028  United Technologies Corp.            US               704
         23,900  Visionics Corp.*                     US               242
          8,100  Xerox Corp.                          US                72
         28,800  Zygo Corp.*                          US               493
                                                                  --------
                                                                    27,702
                                                                  --------
TECHNOLOGY (SOFTWARE) 3.3%

         88,465  Orica Ltd.                           AU               390
            500  SAP AG                               DE                65
         78,650  Adobe Systems, Inc.                  US             3,143
          1,400  Autodesk, Inc.                       US                26
         15,500  Avant! Corp.                         US               258
          3,000  BMC Software, Inc.*                  US                43
          9,000  Cadence Design Systems, Inc.*        US               184
         53,400  Centra Software, Inc.*               US               166
         10,500  Check Point Software
                   Technologies Ltd.*                 US               191
         25,500  CheckFree Corp.*                     US               519
          5,600  ChoicePoint, Inc.                    US               310
          2,300  Citrix Systems, Inc.*                US                27
          6,600  Computer Associates
                   International, Inc.                US               123
          4,500  Compuware Corp.*                     US                35
         13,000  Electronic Arts, Inc.*               US               768
         53,700  F5 Networks, Inc.*                   US               699
         85,700  FalconStor Software, Inc.*           US               531
         12,000  First Data Corp.                     US               954
          7,500  Intuit, Inc.*                        US               294
          1,000  Mercury Interactive Corp.*           US                37
        141,100  Microsoft Corp.*                     US             7,374
          9,700  Network Associates, Inc.*            US               172
         34,200  Novadigm, Inc.*                      US               231
          4,000  Novell, Inc.*                        US                15
        163,500  Oracle Corp.*                        US             1,642
          3,300  Parametric Technology Corp.*         US                13
         12,500  Peoplesoft, Inc.*                    US               290
         29,900  PLATO Learning, Inc.                 US               401


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                   COUNTRY      VALUE (000S)
         SHARES  SECURITY DESCRIPTION               CODE          (NOTE 1)
----------------------------------------------------------------------------
         16,300  Primus Knowledge
                   Solutions, Inc.*                   US          $     19
          8,800  PumaTech, Inc.*                      US                 9
          2,300  Rational Software Corp.*             US                34
         18,200  Saba Software, Inc.                  US                53
         11,900  Siebel Systems, Inc.*                US               288
         11,850  VERITAS Software Corp.*              US               336
          6,900  Websense, Inc.*                      US               184
                                                                  --------
                                                                    19,824
                                                                  --------
TRANSPORTATION 0.5%

         27,000  Japan Airlines Co. Ltd.              JP                75
         19,000  Tokyu Corp.                          JP                63
            113  West Japan Railway Co.               JP               437
         16,000  Singapore Airlines Ltd.              SG               124
        174,000  British Airways PLC                  UK               599
          6,900  AMR Corp.*                           US               148
          3,600  Amtran, Inc.                         US                45
          4,400  Burlington Northern
                   Santa Fe Corp.                     US               121
          5,700  Continental Airlines, Inc.
                   (Class B)*                         US               148
          3,600  CSX Corp.                            US               130
          1,500  Delta Air Lines, Inc.                US                42
            900  Expeditors International of
                   Washington, Inc.                   US                52
          3,400  FedEx Corp.*                         US               176
          4,700  Norfolk Southern Corp.               US               101
         13,000  Northwest Airlines Corp.*            US               240
            700  Ryder System, Inc.                   US                20
          8,700  Southwest Airlines Co.               US               158
          2,800  Union Pacific Corp.                  US               159
            800  US Airways Group, Inc.*              US                 4
                                                                  --------
                                                                     2,842
                                                                  --------
SHELTER 0.0%

         17,000  Sekisui House Ltd.                   JP               117
                                                                  --------
                                                                       117
                                                                  --------
UTILITIES 3.8%

        212,873  Telestra Corp.                       AU               582
          2,469  Electrabel SA                        BE               547
          1,135  Swisscom AG                          CH               338
         56,257  Iberdrola SA                         ES               771
        109,339  Telefonica SA                        ES             1,170
          1,222  Telefonica SA, ADR                   ES                39
          3,000  Societe Television Francaise 1       FR                85
          4,600  Hellenic Telecommunications
                   Organization SA                    GR                71
         39,000  China Mobile Ltd./HK                 HK               128
        178,500  Hong Kong Electric Holding Ltd.      HK               677
          5,100  Chubu Electric Power Co., Inc.       JP                77
             24  Nippon Telegraph &
                   Telephone Corp.                    JP                94
             31  NTT DoCoMo, Inc.                     JP                78
            124  NTT DoCoMo, Inc. W/I                 JP               316
          3,400  Tokyo Electric Power Co.             JP                62
          9,800  America Movil SA de CV               MX               183
          9,800  Telefonos de Mexico SA
                   (Class L), ADR                     MX          $    371
        269,700  Telecom Corp. of New Zealand         NZ               582
        657,080  Singapore
                   Telecommunications Ltd.            SG               555
        175,200  Cable & Wireless PLC                 UK               462
         16,900  National Grid Group PLC              UK               121
        633,987  Vodafone Group PLC                   UK             1,023
          6,600  AES Corp.*                           US                53
          2,400  Allied Waste Industries, Inc.        US                29
          3,500  Alltel Corp.                         US               173
          1,700  Ameren Corp.                         US                71
          3,700  American Electric Power              US               169
         40,900  AT&T Corp.                           US               537
         31,555  AT&T Wireless Services, Inc.*        US               282
         30,900  BellSouth Corp.                      US               938
         39,800  Cadiz, Inc.*                         US               438
         19,700  Calpine Corp.*                       US               217
          1,700  CenturyTel, Inc.                     US                47
          1,900  Cinergy Corp.                        US                68
          3,800  Citizens Communications Co.          US                35
          1,600  CMS Energy Corp.                     US                31
         10,900  Comcast Corp.
                   (Special Class A)*                 US               292
          2,600  Consolidated Edison, Inc.            US               113
          1,800  Constellation Energy
                   Group, Inc.                        US                57
          3,100  Dominion Resources, Inc.             US               206
          1,800  DTE Energy Co.                       US                82
          9,600  Duke Energy Corp.                    US               368
          4,000  Edison International                 US                73
          3,800  Exelon Corp.                         US               206
          3,495  FirstEnergy Corp.                    US               116
          2,000  FPL Group, Inc.                      US               127
          3,100  Gannett Co., Inc.                    US               227
          1,800  KeySpan Corp.                        US                64
            900  Knight Ridder, Inc.                  US                60
          7,200  McGraw-Hill Cos., Inc.               US               461
            600  Meredith Corp.                       US                26
          4,160  Mirant Corp.                         US                50
          1,700  New York Times Co. (Class A)         US                79
          9,300  Nextel Communications, Inc.*         US                51
            600  NICOR, Inc.                          US                28
          2,500  NiSource, Inc.                       US                55
          4,700  PG&E Corp.                           US               110
          1,000  Pinnacle West Capital Corp.          US                44
          1,000  Power-One, Inc.*                     US                 8
          1,800  PPL Corp.                            US                69
          2,500  Progress Energy, Inc.                US               130
          2,300  Public Service Enterprise
                   Group, Inc.                        US               107
         97,850  Qwest Communications
                   International, Inc.                US               492
         64,900  SBC Communications, Inc.             US             2,016
          7,900  Southern Co. (The)                   US               224
         10,100  Sprint Corp.                         US               160
         11,300  Sprint Corp. (PCS Group)*            US               127
          3,000  TXU Corp.                            US               163


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

      SHARES/                                      COUNTRY      VALUE (000S)
    FACE AMOUNT  SECURITY DESCRIPTION               CODE          (NOTE 1)
----------------------------------------------------------------------------
        109,070  Verizon Communications               US          $  4,375
          7,500  Waste Management, Inc.               US               198
         33,900  WorldCom, Inc.*                      US                84
          4,200  Xcel Energy, Inc.                    US               107
                                                                  --------
                                                                    22,575
                                                                  --------
TOTAL COMMON STOCKS (COST $442,595)                                392,339
                                                                  --------

BONDS 32.5%

COLLATERALIZED MORTGAGE OBLIGATIONS 0.9%

EURO     19,026  RAMS -7E PTN, 3.651%, 09/26/32                         17
        393,248  Haus 2000-1A A2, 3.646%, 12/10/37                     354
$        73,903  AMRES - 1999-1 A,
                   2.370%, 06/25/29                                     74
        200,000  BOAMS - 1999-5 A4,
                   6.500%, 05/25/29                                    200
        400,000  Conseco 2001-A A FRN,
                   2.140%, 12/15/08                                    401
        174,570  Crusade Global Trust 1999-1 A2,
                   2.230%, 02/15/30                                    175
        135,810  EQCC Home Equity Loan Trust,
                   2.060%, 10/15/27                                    136
        250,000  GLT 1999-CIA-B2, 4.000%, 05/18/11                     209
         35,820  Greenwich Captial Acceptance, Inc.,
                   7.513%, 06/25/24                                     36
        759,295  HPSC 2000-1 A 1-month LIBOR,
                   2.200%, 10/22/07                                    760
        111,975  Medallion Trust 2000-1G-A1,
                   2.210%, 07/12/31                                    112
        152,857  Norwest Asset Securities Corp.,
                   6.250%, 08/25/28                                    154
      1,709,000  Strategic Hotel Capital, Inc.,
                   2.710%, 09/10/09                                  1,701
        801,330  Torrens Trust 2000-1GA A,
                   2.785%, 07/15/31                                    802
                                                                  --------
                                                                     5,131
                                                                  --------
FOREIGN COPORATE BONDS 3.9%

EURO     90,000  DePfa Pfandbriefbank AG,
                   5.750%, 03/04/09                                     83
      4,000,000  Deutsche Bahn Finance,
                   5.000%, 06/10/08                                  1,818
      2,000,000  Deutsche Hypo, 5.750%, 07/19/10                     1,841
      2,000,000  Hypothekenbk In Essen,
                   5.250%, 07/05/05                                  1,832
        400,000  Hypothekenbk In Essen,
                   5.500%, 02/20/07                                    368
      2,000,000  Alcatel, 4.375%, 02/17/09                           1,468
         33,100  AXA SA, 3.750%, 01/01/17                               30
      3,000,000  Caisse D'Amort Dette,
                   5.125%, 10/25/08                                  2,712
         42,000  Hellenic Exchangeable Finance SCA,
                   2.000%, 08/02/05                                     41
      1,500,000  Deutsche Telekom,
                   6.125%, 07/06/05                                  1,370
      3,000,000  Philips Electronics NV,
                   5.750%, 05/16/08                                  2,716


                                                                VALUE (000S)
    FACE AMOUNT  SECURITY DESCRIPTION                             (NOTE 1)
----------------------------------------------------------------------------
EURO    170,000  Lloyds TSB Group PLC,
                   5.625%, 07/15/49                               $    150
      1,000,000  Powergen PLC, 5.000%, 07/08/09                        869
L     1,000,000  BK Nederlandse Gemeeten,
                   5.625%, 02/08/11                                  1,460
         80,000  Abbey National Treasury Service,
                   7.625%, 12/30/02                                    119
         90,000  BG Transcontinental Holdings,
                   4.980%, 12/14/09                                    131
Y   100,000,000  Deutsche Telekom,
                   1.500%, 06/15/05                                    793
    200,000,000  Petroliam Nasional BHD,
                   3.600%, 06/12/06                                  1,689
    200,000,000  Banque Central de Tunisie,
                   3.300%, 08/02/10                                  1,566
     28,000,000  Korea Development Bank,
                   2.700%, 08/16/02                                    219
     17,000,000  KFW International Finance, Inc.,
                   1.750%, 03/23/10                                    141
        561,090  SHL Corp. Ltd., 0.470%, 12/25/24                        4
      5,000,000  SHL Corp. Ltd., 0.853%, 12/25/24                       39
SK    3,000,000  Eurofima, 4.750%, 07/07/04                            287
$       100,000  Cie Fin de CIC & de Lun,
                   4.470%, 10/29/49                                    100
         40,000  BCO Nacional de Co., 8.000%, 08/05/03                  42
        140,000  Petroleos Mexicanos, 8.850%, 09/15/07                 153
        150,000  Petroleos Mexicanos, 9.375%, 12/02/08                 166
      2,000,000  Sanilus Corp., 8.875%, 03/18/08                       520
      1,000,000  British Telecom PLC Global FRN,
                   3.295%, 12/15/03                                  1,002
                                                                  --------
                                                                    23,729
                                                                  --------
FOREIGN GOVERNMENT BONDS 12.9%

AU$   2,000,000  Government of Australia,
                   6.500%, 05/15/13                                  1,099
        100,000  Government of Australia,
                   8.750%, 08/15/08                                     62
CN$   2,000,000  Canada Government,
                   5.500%, 06/01/10                                  1,269
      2,000,000  Canada Government,
                   6.000%, 06/01/08                                  1,317
        500,000  Canada Government,
                   8.000%, 06/01/27                                    403
DK    2,300,000  Kingdom of Denmark,
                   7.000%, 11/15/07                                    304
        500,000  Kingdom of Denmark,
                   7.000%, 11/10/24                                     71
EURO  3,000,000  Belgium Government,
                   3.750%, 03/28/09                                  2,502
      1,700,000  Belgium Government,
                   6.250%, 03/28/07                                  1,620
      1,500,000  Belgium Government,
                   8.000%, 03/28/15                                  1,664
        720,000  Deutschland Republic,
                   6.000%, 07/04/07                                    685
      2,000,000  Deutschland Republic,
                   6.500%, 10/14/05                                  1,913


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                VALUE (000S)
    FACE AMOUNT  SECURITY DESCRIPTION                             (NOTE 1)
----------------------------------------------------------------------------
EURO    560,000  Government of Spain,
                   4.950%, 07/30/05                               $    509
        630,000  Government of Spain,
                   5.150%, 07/30/09                                    567
      3,208,096  Government of Spain,
                   6.000%, 01/31/08                                  3,032
      3,000,000  Government of Finland,
                   5.750%, 02/23/11                                  2,790
      3,300,000  Government of France,
                   3.500%, 07/12/04                                  2,930
        260,000  Government of France,
                   4.000%, 10/25/09                                    219
      3,000,000  Government of France,
                   4.500%, 07/12/06                                  2,683
        120,000  Government of France,
                   5.500%, 04/25/07                                    111
      2,687,470  Government of France,
                   8.500%, 10/25/19                                  3,232
        180,000  Buoni Poliennali Del Tesoro,
                   4.250%, 11/01/09                                    153
      1,220,000  Buoni Poliennali Del Tesoro,
                   4.500%, 05/01/09                                  1,062
      1,350,000  Buoni Poliennali Del Tesoro,
                   4.750%, 07/01/05                                  1,223
      3,000,000  Buoni Poliennali Del Tesoro,
                   5.250%, 08/01/11                                  2,698
      4,680,000  Buoni Poliennali Del Tesoro,
                   5.500%, 11/01/10                                  4,300
        560,000  Buoni Poliennali Del Tesoro,
                   6.000%, 05/01/31                                    525
      1,500,000  Buoni Poliennali Del Tesoro,
                   6.750%, 07/01/07                                  1,466
      2,000,000  Buoni Poliennali Del Tesoro,
                   7.750%, 11/01/06                                  2,013
        150,000  KBC Funding Trust,
                   8.220%, 11/29/49                                    145
        546,000  Government of Netherlands,
                   3.750%, 07/15/09                                    454
      2,000,000  Government of Netherlands,
                   5.500%, 07/15/10                                  1,844
      6,750,000  Government of Netherlands,
                   5.750%, 02/15/07                                  6,323
      2,000,000  Government of Netherlands,
                   7.250%, 10/01/04                                  1,919
      2,500,000  Government of Netherlands,
                   7.500%, 01/15/23                                  2,772
L       500,000  U.K. Gilt, 7.500%, 12/07/06                           796
        750,000  U.K. Gilt, 8.000%, 06/07/21                         1,468
Y   200,000,000  Quebec, Province of,
                   1.600%, 05/09/13                                  1,557
     12,000,000  Government of Mexico,
                   5.000%, 09/30/02                                     95
        666,680  International Credit Recovery,
                   0.396%, 08/25/05                                      5
    350,000,000  Japan Government,
                   0.400%, 06/20/03                                  2,736
    500,000,000  Japan Government,
                   0.500%, 03/20/06                                  3,919
Y   360,000,000  Japan Government,
                   0.900%, 12/22/08                               $  2,816
    152,400,000  Japan Government,
                   1.500%, 03/20/19                                  1,105
NZ$   3,000,000  Canada Government,
                   6.625%, 10/03/07                                  1,318
        100,000  New Zealand Government Bond,
                   4.500%, 02/15/16                                     49
        800,000  New Zealand Government Bond,
                   5.500%, 04/15/03                                    357
      3,000,000  New Zealand Government Bond,
                   8.000%, 11/15/06                                  1,416
SK    2,000,000  Swedish Government, 5.000%, 01/28/09                  189
$     1,000,000  Republic of Brazil, 11.625%, 04/15/04               1,035
        600,000  United Mexican States, 8.300%, 08/15/31               613
      1,000,000  Kazkommerts International BV,
                   10.125%, 05/08/07                                   994
      1,000,000  Quebec, Province of, 7.220%, 07/22/36               1,154
         88,388  SMLG 1AA2, 3.410%, 06/15/26                            89
                                                                  --------
                                                                    77,590
                                                                  --------
MORTGAGE BACKED OBLIGATIONS 5.9%

EURO  1,500,000  FHLMC, 5.125%, 01/15/12                             1,316
L     1,400,000  FHLB, 5.625%, 06/10/03                              2,054
Y   200,000,000  FNMA, 1.750%, 03/26/08                              1,661
$       693,939  ETrade 2001-01 A, 7.095%,
                   09/25/31                                            709
      5,220,819  FHLMC, 6.500%, 08/15/31                             4,899
        937,582  FHLMC Gold Guarantee
                   20-year D9-4691, 6.500%,
                   06/01/21                                            956
      1,202,060  FHLMC Gold Guarantee 20-year
                   D9-4717, 6.500%, 06/01/21                         1,226
        527,510  FHLMC Gold Guarantee 20-year
                   D9-4718, 6.500%, 07/01/21                           538
      2,124,950  FHLMC Gold Guarantee 20-year
                   D9-4738, 6.500%, 06/01/21                         2,167
      2,513,620  FNARM, 4.578%, 05/01/36                             2,563
        341,391  FNMA, 2.310%, 10/18/30                                343
      3,000,000  FNMA, 5.000%, 01/15/07                              3,028
         80,424  FNMA, 7.998%, 06/01/30                                 79
      6,000,000  FNMA TBA, 6.000%, 06/08/17                          6,054
      2,000,000  FNMA TBA, 6.000%, 05/13/32                          1,976
      2,700,000  GNMA I TBA, 6.000%, 05/21/32                        2,670
      1,993,079  GNMA II, 6.000%, 02/20/32                           1,965
        136,863  GNMA II, 6.375%, 06/20/26                             140
      1,036,452  GNMA II, 6.500%, 10/20/28                           1,051
        103,699  GNMA II, 6.750%, 09/20/26                             107
                                                                  --------
                                                                    35,502
                                                                  --------
MUNICIPAL BONDS 0.3%

EURO  1,500,000  Pemex Project Funding
                   Master Trust, 7.750%, 08/02/07                    1,383
$       200,000  Houston Texas Apartment System
                   Revenue, 5.700%, 07/01/28                           206
                                                                  --------
                                                                     1,589
                                                                  --------
U.S. CORPORATE BONDS 4.0%

EURO     93,602  OCWEN Mortgage and Loans,
                   3.881%, 12/15/31                                     85


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                VALUE (000S)
    FACE AMOUNT  SECURITY DESCRIPTION                             (NOTE 1)
----------------------------------------------------------------------------
L     2,000,000  Ford Motor Credit Co.,
                   7.250%, 02/22/05                               $  2,940
        520,000  General Motors Corp.,
                   6.875%, 09/09/04                                    761
Y   200,000,000  Ford Motor Credit Co.,
                   1.000%, 12/22/03                                  1,529
     28,000,000  Ford Motor Credit Co.,
                   1.200%, 02/07/05                                    211
    200,000,000  Pfizer, Inc., 0.800%, 03/18/08                      1,566
    200,000,000  Proctor & Gamble Co.,
                   2.000%, 06/21/10                                  1,623
$       800,000  DaimlerChrysler NA Holding,
                   7.300%, 01/15/12                                    831
        300,000  AOL Time Warner, Inc.,
                   6.875%, 05/01/12                                    285
        120,000  Bear Stearns Co., Inc. (The),
                   2.395%, 03/28/03                                    120
         13,000  Beckman Instruments, Inc.,
                   7.100%, 03/04/03                                     13
        955,000  Burlington Northern
                   Santa Fe Corp, 7.290%, 06/01/36                   1,012
      1,090,780  Capital Asset Research Funding LP,
                   5.905%, 12/15/05                                  1,087
        212,516  Citicorp Mortgage Securities, Inc.,
                   6.500%, 07/25/28                                    214
      1,000,000  Citigroup, Inc., 6.000%, 02/21/12                     988
         15,000  CMS Energy Corp., 8.125%, 05/15/02                     15
      1,000,000  Cross Country Master
                   Credit Card Trust, 2.400%, 06/15/06               1,006
        600,000  EL Paso Corp., 7.750%, 01/15/32                       599
        300,000  Ford Motor Credit Co., 2.860%, 07/18/05               287
        600,000  Ford Motor Credit Co.,
                   7.375%, 02/01/11                                    604
        500,000  General Motors Acceptance Corp.
                   MTN, 4.450%, 05/04/04                               498
        303,852  GMACCM Mortgage Trust,
                   Series 1999-C, 2.638%, 07/20/03                     304
        200,000  HCA-The Healthcare Co.,
                   3.510%, 09/19/02                                    200
         15,000  Jones Intercable, Inc., 8.875%, 04/01/07               16
         50,000  JP Morgan Chase & Co.,
                   3.124%, 02/15/12                                     48
      1,000,000  Morgan Stanley Dean
                   Witter & Co., 7.250%, 04/01/32                    1,003
        500,000  National Rural Utilities
                   Cooperative Finance Corp.,
                   7.250%, 03/01/12                                    518
        100,000  Potomac Edison Co., 2.660%, 05/01/02                  100
        300,000  Qwest Capital Funding, Inc.,
                   0.000%, 07/08/02                                    294
        300,000  Qwest Capital Funding, Inc.,
                   0.000%, 08/03/09                                    218
         65,929  Salomon Brothers Mortgage
                   Securities VII, 2.720%, 06/25/29                     66
      1,250,000  Security Capital Group, Inc.,
                   7.700%, 06/15/28                                  1,292


       SHARES/                                                  VALUE (000S)
    FACE AMOUNT  SECURITY DESCRIPTION                             (NOTE 1)
----------------------------------------------------------------------------
$       200,000  Sierra Pacific Resources,
                   3.449%, 04/20/03                               $    170
        300,000  South Point Energy Center LLC,
                   0.000%, 05/30/12                                    272
         30,000  Sprint Capital Corp.,
                   5.875%, 05/01/04                                     28
        500,000  Sprint Capital Corp.,
                   6.000%, 01/15/07                                    471
        600,000  Suncor Energy, Inc.,
                   0.000%, 02/01/32                                    608
      1,000,000  Tennessee Gas Pipeline Co.,
                   7.000%, 03/15/27                                  1,013
      1,385,000    Ultramar Diamond, 6.750%, 10/15/37                1,378
                                                                  --------
                                                                    24,273
                                                                  --------
U.S. GOVERNMENT & AGENCIES 4.6%

      3,800,000  RFCSP Strip Principal,
                   0.000%, 10/15/20                                  1,193
        900,000  U.S. Treasury Bond,
                   0.000%, 02/15/27                                  1,003
      2,000,000  U.S. Treasury Bond,
                   5.625%, 05/15/08+                                 2,092
      3,750,000  U.S. Treasury Bond, 6.125%, 11/15/27                3,939
      7,558,298  U.S. Treasury Inflation Indexed Bond,
                   3.875%, 04/15/29                                  8,231
      3,059,634  U.S. Treasury Inflation Indexed Bond,
                   3.500%, 01/15/11                                  3,154
      2,217,728  U.S. Treasury Note, 3.625%, 07/15/02+               2,251
      1,800,000  U.S. Treasury Note, 5.000%, 08/15/11                1,786
      4,000,000  U.S. Treasury Note, 7.250%, 05/15/04                4,312
                                                                  --------
                                                                    27,961
                                                                  --------
TOTAL BONDS (COST $201,248)                                       $195,775
                                                                  --------

OPTIONS 0.0%

CALL OPTIONS 0.0%

             44  German Federal Republic 10-year
                   Bond Futures, Strike @ 96.00,
                   Exp. 06/03/02                                         0
             29  German Federal Republic Bond
                   Futures, Strike @ 98.45, Exp. 06/03/02                0
                                                                  --------
                                                                         0
                                                                  --------
PUT OPTIONS 0.0%

             96  Eurodollar Futures, Strike @ 92.25,
                   Exp. 06/17/02                                         0
                                                                  --------
            135  Eurodollar Futures, Strike @ 92.75,
                   Exp. 06/17/02                                         2
                                                                  --------
                                                                         2
                                                                  --------
TOTAL OPTIONS (COST $4)                                                  2
                                                                  --------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                VALUE (000S)
    FACE AMOUNT  SECURITY DESCRIPTION                             (NOTE 1)
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 7.0%

$     4,064,260  AMR Select Cash Reserve Fund,
                   0.000%, 6/16/2025                              $ 10,126
      2,200,000  Nestle Capital Corp., CP,
                   2.100%(a), 1/3/2002**                             2,200
      2,000,000  FHLMC DN, 1.820%, 7/11/2002                         1,993
     20,000,000  Alcoa, Inc., CP, 1.850%(a), 5/1/2002**             20,000
        125,000  FNMA DN, 1.750%, 5/8/2002                             125
        800,000  U.S. Treasury Bill, 0.000%, 6/6/2002                  796
         60,000  U.S. Treasury Bill, 1.680%, 5/2/2002                   60
        160,000  U.S. Treasury Bill, 1.720%, 5/2/2002                  160
         50,000  U.S. Treasury Bill, 1.730%, 5/2/2002                   50
      3,873,221  Repurchased Agreement, State Street
                   Bank, 1.36%, 05/1/02 (Maturity Value $6,412)
                   (Cost $6,412) Collateral: FHLB, 5.000%
                   02/14/03; FNMA, 7.625%, 05/15/07; FHLB,
                   2.200%, 11/14/03; FNMA, 5.250%, 02/13/04;
                   FNMA, 0.000%, 04/15/04; FNMA, 3.500%,
                   01/16/04; FNMA, 0.000%, 11/26/04, FNMA,
                   0.000%, 11/26/03, FNMA, 0.000%, 10/04/02;
                   FHLB, 5.000%, 02/14/03; SLMA, 3.150%,
                   10/24/03; FNMA, 5.875%, 3/21/11; FNMA,
                   0.000%, 02/15/06; FHLMC, 0.000%, 08/28/02
                   (Collateral Value $7,515)                         6,412
                                                                  --------

TOTAL SHORT-TERM INVESTMENTS (COST $41,922)                         41,922
                                                                  --------

TOTAL INVESTMENTS (COST $685,770), 104.7%                          630,038
                                                                  --------

OTHER ASSETS AND LIABILITIES, NET, (4.7)%                         (28,577)
                                                                  --------

NET ASSETS, 100.0%                                                $601,461
                                                                  ========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                       FREMONT INTERNATIONAL GROWTH FUND

                      April 30, 2002 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                    COUNTRY        VALUE (000S)
SHARES          SECURITY DESCRIPTION                 CODE           (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCKS  107.1%
BUSINESS EQUIPMENT & SERVICES  5.0%

        11,200  Bouygues SA                           FR            $  338
        11,800  Carbone Lorraine SA                   FR               409
         9,400  Vivendi Universal SA                  FR               300
         6,000  USHIO, Inc.                           JP                80
         7,500  BOC Group PLC                         UK               114
        33,900  Brambles Industries PLC               UK               168
        13,400  Compass Group PLC                     UK                83
         4,000  Hays PLC                              UK                10
         2,666  Reuters Group PLC, ADR                UK               112
                                                                     ------
                                                                     1,614
                                                                     ------
CAPITAL GOODS  3.1%

        21,600  Bombardier, Inc. (Class B)            CA               186
         2,100  Schneider Electric SA                 FR               101
        98,500  Johnson Electric Holdings             HK               150
        15,400  CRH PLC                               IE               267
        34,000  Mitsubishi Heavy Industries Ltd.      JP               108
         2,900  Murata Manufacturing Co. Ltd.         JP               184
                                                                     ------
                                                                       996
                                                                     ------
CONSUMER DURABLES  9.2%

         1,000  Magna International, Inc.             CA                74
         4,200  Bayerische Motoren
                  Werke (BMW) AG                      DE               166
         9,500  DaimlerChrysler AG                    DE               440
         2,100  Epcos AG                              DE                85
         2,600  Michelin (Class B)                    FR               101
         4,000  Renault SA                            FR               185
        47,000  Mitsubishi Motors Corp.               JP               139
         3,900  Nintendo Co. Ltd.                     JP               547
        60,000  Nissan Motor Co. Ltd.                 JP               462
         1,200  Rohm Co. Ltd.                         JP               179
         6,400  Sony Corp.                            JP               344
        20,000  Suzuki Motor Corp.                    JP               240
                                                                     ------
                                                                     2,962
                                                                     ------
CONSUMER NON-DURABLES  7.6%

        55,240  Foster's Group Ltd.                   AU               140
         1,645  Nestle SA                             CH               389
         3,400  Altadis SA                            FR                72
         1,300  Groupe Danone                         FR               172
        84,000  Li & Fung Ltd.                        HK               135
        43,000  Toray Industries, Inc.                JP               124
         3,875  Heineken Holding NV (Class A)         NL               131
        10,625  Heineken NV                           NL               478
         4,100  Vereenigde NV                         NL               124
        14,700  Assa Abloy AB                         SE               190
        18,200  Pearson PLC                           UK               219
        30,800  Unilever PLC                          UK               282
                                                                     ------
                                                                     2,456
                                                                     ------
CONSUMER SERVICES  2.6%

        18,232  News Corp. Ltd.                       AU               119
           300  News Corp. Ltd., ADR                  AU                 8
         8,000  Thomson Corp.                         CA               272
         2,800  Preussag AG                           DE                77
         3,700  Accor SA                              FR               149
        14,000  Societe Europeenne des Satellites     LU               141
         6,000  Singapore Press Holdings Ltd.         SG            $   75
                                                                     ------
                                                                       841
                                                                     ------
ENERGY  4.8%

         4,500  Suncor Energy, Inc.                   CA               156
        14,300  ENI-Ente Nazionale
                  Idrocarburi SPA                     IT               220
         8,100  Royal Dutch Petroleum Co.             NL               429
         2,700  Royal Dutch Petroleum Co. ADR         NL               141
        25,200  Statoil ASA                           NO               214
         1,300  Lukoil-Holding, ADR                   RU                94
        33,500  BG Group PLC                          UK               150
        47,200  Centrica PLC                          UK               145
                                                                     ------
                                                                     1,549
                                                                     ------
FINANCIAL SERVICES (BANKS)  9.5%

        14,189  Australia and New Zealand
                  Banking Group Ltd.                  AU               145
         3,700  National Australia Bank Ltd.          AU                69
    12,000,000  UFJ International Finance
                  (Bermuda)                           BM                51
         4,600  National Bank of Canada
                  Montreal Que                        CA                98
         3,747  Credit Suisse Group
                  (Registered Shares)                 CH               133
         2,598  UBS AG                                CH               125
        25,600  Banco Bilbao Vizcaya
                  Argentaria SA                       ES               298
        15,800  Hang Seng Bank Ltd.                   HK               180
        19,200  Allied Irish Banks PLC                IE               253
             2  UFJ Holdings, Inc.                    JP                 5
        10,006  ABN Amro Holdings NV                  NL               198
        17,700  ForeningsSparbanken AB                SE               221
        23,000  DBS Group Holdings Ltd.               SG               178
        13,000  United Overseas Bank Ltd.             SG               103
        10,000  Barclays                              UK                88
        13,802  Lloyds TSB Group PLC                  UK               159
        23,300  Royal Bank of Scotland
                  Group PLC                           UK               668
         7,300  Standard Chartered PLC                UK                90
                                                                     ------
                                                                     3,062
                                                                     ------
FINANCIAL SERVICES (OTHER)  12.7%

        26,040  QBE Insurance Group Ltd.              AU               102
         7,807  Swiss Re                              CH               787
           400  Allianz AG                            DE                94
        37,000  Cheung Kong Holdings Ltd.             HK               352
         9,000  Irish Life & Permanent PLC            IE               122
        10,200  Assicurazioni Generali SPA            IT               246
         3,600  Acom Co Ltd.                          JP               275
        25,000  Daiwa Securities Group, Inc.          JP               171
        24,000  Mitsubishi Estate Co. Ltd.            JP               174
        30,000  Mitsui Fudosan Co. Ltd.               JP               235
        45,000  Mitsui Sumitomo
                  Insurance Co. Ltd.                  JP               221
        26,000  Nikko Cordial Corp.                   JP               117
        17,000  Nomura Holdings, Inc.                 JP               237
         3,600  Promise Co. Ltd.                      JP               190
        24,600  Aegon NV                              NL               565

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                       FREMONT INTERNATIONAL GROWTH FUND
                           April 30, 2002 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                    COUNTRY      VALUE (000S)
SHARES          SECURITY DESCRIPTION                 CODE          (NOTE 1)
------------------------------------------------------------------------------
FINANCIAL SERVICES (OTHER)  (CONT.)
        21,100  Prudential Corp. PLC                  UK            $  224
                                                                    -------
                                                                     4,112
                                                                    -------
HEALTH CARE  10.6%

        11,682  Novartis AG                           CH               490
         2,287  Roche Holding AG                      CH               173
           600  Novo-Nordisk AS                       DK                18
         2,600  Essilor Intl                          FR               106
        10,980  Sanofi-Synthelabo SA                  FR               702
         9,000  Chugai Pharmaceutical Co. Ltd.        JP               107
        13,000  Shionogi & Co. Ltd.                   JP               190
         2,000  Takeda Chemical Industries, Inc.      JP                88
        13,167  AstraZeneca Group PLC
                  (Swedish Exchange)                  SE               617
         3,161  AstraZeneca Group PLC, ADR            UK               147
        13,800  AstraZeneca PLC                       UK               646
         3,485  GlaxoSmithKline PLC                   UK                84
         8,400  Shire Pharmaceuticals
                   Group PLC                          UK                62
                                                                    -------
                                                                     3,430
                                                                    -------
MULTI-INDUSTRY  3.1%

         3,200  Siemens AG                            DE               195
        30,300  Hutchison Whampoa Ltd.                HK               265
        37,000  Swire Pacific Ltd.                    HK               222
        79,000  Singapore Technologies
                  Engineering Ltd.                    SG                92
        18,948  Smiths Group PLC                      UK               224
                                                                    -------
                                                                       998
                                                                    -------
RAW MATERIALS  5.7%

        17,226  BHP Biliton Ltd.,
                  Sponsored ADR                       AU               199
         5,546  BHP Billiton Ltd.                     AU                32
        32,300  BHP Billiton PLC                      AU               173
         1,000  Companhiavale do Rio Doce             BR                27
           700  Alcan Aluminium Ltd.                  CA                26
           386  Holcim Ltd.                           CH                89
         4,240  Holcim Ltd. Namen                     CH               196
         8,451  ThyssenKrupp AG                       DE               128
         9,400  UPM-Kymmene Oyj                       FI               328
         1,400  L'Air Liquide SA                      FR               217
         2,700  Hoya Corp.                            JP               201
         3,500  Shin-Etsu Chemical Co. Ltd.           JP               144
        15,000  Sumitomo Forestry Co. Ltd.            JP                78
                                                                    -------
                                                                     1,838
                                                                    -------
RETAIL  4.5%

        25,600  Woolworths Ltd.                       AU               181
        14,599  Compagnie Financiere
                  Richemont AG                        CH               331
         3,600  Metro AG                              DE               115
         8,900  Industria de Diseno Textil, SA        ES               183
        14,000  Aeon Co Ltd.                          JP               362
         7,700  Hagemeyer NV                          NL               152
        21,490  Marks & Spencer Group PLC             UK               124
                                                                    -------
                                                                     1,448
                                                                    -------
TECHNOLOGY (COMPONENTS)  10.2%

         3,700  STMicroelectronics NV                 CH               115
TECHNOLOGY (COMPONENTS)  (CONT.)

         4,200  STMicroelectronics NV
                  (New York Shares)                   CH            $  129
         6,110  Advantest Corp.                       JP               440
         1,600  Hirose Electric Co. Ltd.              JP               125
        53,000  NEC Corp.                             JP               408
        15,000  Nikon Corp.                           JP               196
         3,700  TDK Corp.                             JP               202
         7,100  Tokyo Electron Ltd.                   JP               511
         2,250  Samsung Electronics                   KR               667
           610  Samsung Electronics GDR 144A          KR                90
        19,683  Taiwan Semiconductor
                  Manufacturing Co. Ltd. ADR*         TW               348
        20,000  ARM Holdings PLC                      UK                64
                                                                    -------
                                                                     3,295
                                                                    -------
TECHNOLOGY (EQUIPMENT)  5.4%

         4,200  Aixtron AG                            DE                66
        47,000  Nokia OYJ                             FI               760
        22,000  Hitachi Ltd.                          JP               163
         3,600  ASM Lithography Holding NV            NL                82
         8,100  ASM Lithography Holding NV
                  (New York Registered)               NL               181
         9,500  Koninklijke (Royal)
                  Philips Electronics NV              NL               293
        38,800  Telefonaktiebolaget LM Ericsson       SE                97
        19,428  BAE Systems PLC                       UK                99
                                                                    -------
                                                                     1,741
                                                                    -------
TECHNOLOGY (SOFTWARE)  0.2%

           600  SAP AG                                DE                78
                                                                    -------
                                                                        78
                                                                    -------
TRANSPORTATION  0.7%

        31,000  Japan Airlines Co. Ltd.               JP                86
        28,000  Tokyu Corp.                           JP                93
         9,000  Singapore Airlines Ltd.               SG                70
                                                                    -------
                                                                       249
                                                                    -------
SHELTER  0.7%

        50,000  Hong Kong Holdings                    BM                87
        19,000  Sekisui House Ltd.                    JP               131
                                                                    -------
                                                                       218
                                                                    -------
UTILITIES  11.5%

         1,320  Swisscom AG                           CH               394
        17,121  Telefonica SA                         ES               183
         4,000  Societe Television Francaise 1        FR               114
         8,700  Hellenic Telecommunications
                  Organization SA                     GR               134
        27,500  China Mobile Ltd./HK                  HK                90
         7,500  Chubu Electric Power Co., Inc.        JP               113
            22  Nippon Telegraph &
                  Telephone Corp.                     JP                87
            21  NTT DoCoMo, Inc.                      JP                53
           144  NTT DoCoMo, Inc. W/I                  JP               367
         3,900  Tokyo Electric Power Co.              JP                71
         9,500  America Movil SA de CV                MX               177
        10,000  Telefonos de Mexico SA
                  (Class L), ADR                      MX               378

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHARES/                                             COUNTRY      VALUE (000S)
FACE AMOUNT     SECURITY DESCRIPTION                 CODE         (NOTE 1)
------------------------------------------------------------------------------
UTILITIES  (CONT.)
       410,000  Singapore Telecommunications
                  Ltd.                                SG            $  346
        17,600  National Grid Group PLC               UK               126
       665,323  Vodafone Group PLC                    UK             1,073
                                                                    -------
                                                                     3,706
                                                                    -------
TOTAL COMMON STOCKS (COST $38,115)                                  34,593
                                                                    -------
BONDS  0.1%

FOREIGN CORPORATE BONDS  0.1%

EURO    49,000  Hellenic Exchangeable Finance
                   SCA, 2.000%, 08/02/05              GR                47
                                                                    -------
TOTAL BONDS (COST $46)                                                  47
                                                                    -------
SHORT-TERM INVESTMENT  0.0%

$          446  Repurchase Agreement, State
                   Street Bank, 1.360%, 05/01/02
                   (Maturity Value $1) (Cost $--)
                   Collateral: FHLMC,
                   7.000% 03/15/10 (Collateral
                   Value $5)                                            --
                                                                    -------
TOTAL SHORT-TERM INVESTMENT (COST $--)                                  --
                                                                    -------
TOTAL INVESTMENTS (COST $38,161), 107.2%                            34,640
                                                                    -------
OTHER ASSETS AND LIABILITIES, NET, (7.2)%                          (2,326)
                                                                    -------
NET ASSETS, 100.0%                                                 $32,314
                                                                    =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          FREMONT NEW ERA VALUE FUND
                          April 30, 2002 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                     VALUE (000S)
SHARES           SECURITY DESCRIPTION                  (NOTE 1)
------------------------------------------------------------------------------
COMMON STOCKS 95.1%

BUSINESS EQUIPMENT & SERVICES 5.2%

        34,890  Electronic Data Systems Corp.                      $ 1,893
                                                                    -------
                                                                     1,893
                                                                    -------
CAPITAL GOODS 5.0%

        57,630  General Electric Co.                                 1,818
                                                                    -------
                                                                     1,818
                                                                    -------
CONSUMER NON-DURABLES 6.4%

        21,930  Coca-Cola Co.                                        1,217
        30,600  Estee Lauder Cos., Inc. (Class A)                    1,106
                                                                    -------
                                                                     2,323
                                                                    -------
CONSUMER SERVICES 4.4%

        69,300  Walt Disney Co. (The)                                1,606
                                                                    -------
                                                                     1,606
                                                                    -------
ENERGY 4.5%

         3,800  ChevronTexaco Corp.                                    330
        32,500  Exxon Mobil Corp.                                    1,306
                                                                    -------
                                                                     1,636
                                                                    -------
FINANCIAL SERVICES (BANKS) 6.8%

        19,440  Mellon Bank Corp.                                      734
        33,830  Wells Fargo & Co.                                    1,730
                                                                    -------
                                                                     2,464
                                                                    -------
FINANCIAL SERVICES (OTHER) 4.0%

        14,250  Marsh & McLennan Cos., Inc.                          1,440
                                                                    -------
                                                                     1,440
                                                                    -------
HEALTH CARE 17.3%

        28,135  Amgen, Inc.*                                         1,488
        42,735  Bristol-Myers Squibb Co.                             1,231
        16,665  Chiron Corp.*                                          674
        12,300  Genentech, Inc.*                                       437
        26,235  Merck & Co., Inc.                                    1,426
        17,805  Wyeth                                                1,015
                                                                    -------
                                                                     6,271
                                                                    -------
RETAIL 7.0%

        31,320  Home Depot, Inc.                                     1,452
        56,700  Limited, Inc.                                        1,086
                                                                    -------
                                                                     2,538
                                                                    -------
TECHNOLOGY (COMPONENTS) 13.3%

       135,760  Cisco Systems, Inc.*                                 1,989
        83,500  EMC Corp.*                                             763
        19,560  Intel Corp.                                            560
       169,305  Lucent Technologies, Inc.                              779
        99,820  Solectron Corp.*                                       729
                                                                    -------
                                                                     4,820
                                                                    -------
TECHNOLOGY (EQUIPMENT) 6.8%

        43,560  Hewlett-Packard Co.                                    745
        23,410  Motorola, Inc.                                         361
        67,440  Scientific-Atlanta, Inc.                             1,349
                                                                    -------
                                                                     2,455
                                                                    -------


SHARES/                                                     VALUE (000S)
FACE AMOUNT   SECURITY DESCRIPTION                            (NOTE 1)
------------------------------------------------------------------------------
TECHNOLOGY (SOFTWARE) 9.7%
        37,350  Adobe Systems, Inc.                                $ 1,493
        32,590  Microsoft Corp.*                                     1,702
        33,980  Oracle Corp.*                                          341
                                                                    -------
                                                                     3,536
                                                                    -------
UTILITIES 4.7%

        42,400  Qwest Communications International, Inc.               213
        37,505  Verizon Communications                               1,504
                                                                    -------
                                                                     1,717
                                                                    -------
TOTAL COMMON STOCKS (COST $40,094)                                  34,518
                                                                    -------
SHORT-TERM INVESTMENTS 7.3%

$    1,700,000  Nestle Capital Corp.,
                  CP, 2.100%(a), 05/01/02                            1,700
       929,683  Repurchase Agreement,
                  State Street Bank, 1.360%,
                  05/01/02 (Maturity Value $930)
                  (Cost $930) Collateral:
                  FHLB, 5.000%, 02/14/03
                  (Collateral Value $949)                              930
                                                                    -------
TOTAL SHORT-TERM INVESTMENTS
  (COST $2,630)                                                      2,630
                                                                    -------
TOTAL INVESTMENTS (COST $42,724), 102.4%                            37,148
                                                                    -------
OTHER ASSETS AND LIABILITIES, NET, (2.4)%                            (859)
                                                                    -------
NET ASSETS, 100.0%                                                 $36,289
                                                                   ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          FREMONT NEW ERA GROWTH FUND
                          April 30, 2002 (Unaudited)



                                                     VALUE (000S)
SHARES           SECURITY DESCRIPTION                  (NOTE 1)
------------------------------------------------------------------------------
COMMON STOCKS  92.7%

BUSINESS EQUIPMENT & SERVICES  3.8%

         1,400  Affiliated Computer Services,
                  Inc. (Class A)*                                    $  76
                                                                    -------
                                                                        76
                                                                    -------
CAPITAL GOODS  5.9%

           650  General Dynamics Corp.                                  63
         1,700  General Electric Co.                                    54
                                                                    -------
                                                                       117
                                                                    -------
CONSUMER DURABLES  3.1%

         1,150  Harley-Davidson, Inc.                                   61
                                                                    -------
                                                                        61
                                                                    -------
CONSUMER NON-DURABLES  7.2%

         1,200  PepsiCo, Inc.                                           62
           900  Procter & Gamble Co.                                    81
                                                                    -------
                                                                       143
                                                                    -------
CONSUMER SERVICES  4.3%

         2,250  Apollo Group, Inc. (Class A)*                           86
                                                                    -------
                                                                        86
                                                                    -------
FINANCIAL SERVICES (BANKS)  7.3%

         1,300  Citigroup, Inc.                                         56
         1,300  Fifth Third Bancorp.                                    89
                                                                    -------
                                                                       145
                                                                    -------
FINANCIAL SERVICES (OTHER)  9.0%

         1,900  Concord EFS, Inc.*                                      60
         1,400  H&R Block, Inc.                                         56
           900  MGIC Investment Corp.                                   64
                                                                    -------
                                                                       180
                                                                    -------
HEALTH CARE  19.5%

         1,000  Amgen, Inc.*                                            53
           800  Forest Laboratories, Inc.
                  (Class A)*                                            62
           950  Johnson & Johnson                                       61
         1,400  Medtronic, Inc.                                         63
         1,550  Pfizer, Inc.                                            56
         1,000  Quest Diagnostics, Inc.*                                92
                                                                    -------
                                                                       387
                                                                    -------
RETAIL  25.2%

         1,100  Autozone, Inc.*                                         84
         1,900  Bed Bath & Beyond, Inc.*                                71
         1,600  Darden Restaurants, Inc.                                64
         1,200  Kohls Corp.*                                            89
         1,400  Lowe's Cos., Inc.                                       59
         1,300  Wal-Mart Stores, Inc.                                   73
         1,600  Walgreen Co.                                            60
                                                                    -------
                                                                       500
                                                                    -------
TECHNOLOGY (COMPONENTS)  2.7%

         1,900  Intel Corp.                                             54
                                                                    -------
                                                                        54
                                                                    -------

SHARES/                                                     VALUE (000S)
FACE AMOUNT   SECURITY DESCRIPTION                            (NOTE 1)
------------------------------------------------------------------------------
TECHNOLOGY (EQUIPMENT)  1.9%

           300  L-3 Communications
                  Holdings, Inc.*                                 $     38
                                                                    -------
                                                                        38
                                                                    -------
TECHNOLOGY (SOFTWARE)  2.8%

         1,050  Microsoft Corp.*                                        55
                                                                    -------
                                                                        55
                                                                    -------
TOTAL COMMON STOCKS (COST $1,805)                                    1,842
                                                                    -------
SHORT-TERM INVESTMENT  6.8%

$      135,432  Repurchase Agreement, State Street
                  Bank, 1.360%, 05/01/02 (Maturity
                  Value $135) (Cost $135) Collateral:
                  FHLB, 6.105%, 05/15/03 (Collateral
                  Value $138)                                          135
                                                                    -------
TOTAL SHORT-TERM INVESTMENT
  (COST $135)                                                          135
                                                                    -------
TOTAL INVESTMENTS (COST $1,940), 99.5%                               1,977
                                                                    -------
OTHER ASSETS AND LIABILITIES, NET, 0.5%                                 10
                                                                    -------
NET ASSETS, 100.0%                                                  $1,987
                                                                    =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          FREMONT STRUCTURED CORE FUND
                           April 30, 2002 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

SHARES                                                      VALUE (000S)
                SECURITY DESCRIPTION                          (NOTE 1)
------------------------------------------------------------------------------
COMMON STOCKS  96.3%

BUSINESS EQUIPMENT & SERVICES  2.6%

        45,000  Alliance Gaming Corp.                               $  670
        12,000  Electronic Data Systems Corp.                          651
        50,500  ICON Office Solutions, Inc.                            657
        17,500  Owens-Illinois, Inc.*                                  280
                                                                    -------
                                                                     2,258
                                                                    -------
CAPITAL GOODS  6.7%

        45,700  AGCO Corp.*                                          1,038
        23,000  Delphi Automotive Systems Corp.                        358
        73,400  General Electric Co.                                 2,316
        18,500  Honeywell International, Inc.                          679
         9,800  Johnson Controls, Inc.                                 845
        15,300  Shaw Group, Inc. (The)*                                467
                                                                    -------
                                                                     5,703
                                                                    -------
CONSUMER DURABLES  1.9%

        42,000  Ford Motor Co.                                         672
        14,800  General Motors Corp.                                   949
                                                                    -------
                                                                     1,621
                                                                    -------
CONSUMER NON-DURABLES  10.0%

         5,400  Carnival Corp. (Class A)                               180
        15,800  Coca-Cola Co.                                          877
        21,300  Collins & Aikman Corp.                                 168
        25,300  Georgia-Pacific Corp.                                  733
         8,700  Liz Claiborne, Inc.                                    272
        21,100  PepsiCo, Inc.                                        1,095
        33,400  Philip Morris Cos., Inc.                             1,818
        30,000  Procter & Gamble Co.                                 2,708
        26,400  Take-Two Interactive Software, Inc.*                   663
                                                                    -------
                                                                     8,514
                                                                    -------
CONSUMER SERVICES  3.2%

        55,000  AOL Time Warner, Inc.*                               1,046
        53,300  Cendant Corp.*                                         959
        16,400  Viacom, Inc. (Class B)*                                772
                                                                    -------
                                                                     2,777
                                                                    -------
ENERGY  3.8%

        14,900  Anadarko Petroleum Corp.                               802
           100  CONSOL Energy, Inc.                                      2
         9,400  Devon Energy Corp.                                     464
        11,400  Dynegy, Inc. (Class A)                                 205
        18,400  Exxon Mobil Corp.                                      739
           900  Marathon Oil Corp.                                      26
        15,900  Reliant Energy, Inc.                                   404
        19,000  Reliant Resources, Inc.                                293
         6,600  Valero Energy Corp.                                    285
                                                                    -------
                                                                     3,220
                                                                    -------
FINANCIAL SERVICES (BANKS)  11.6%

        42,700  Bank of America Corp.                                3,095
        11,000  Capital One Financial Corp.                            659
        38,933  Citigroup, Inc.                                      1,686
        31,300  MBNA Corp.                                           1,110
        74,600  US Bancorp                                           1,768
        42,900  Washington Mutual, Inc.                              1,619
                                                                    -------
                                                                     9,937
                                                                    -------
FINANCIAL SERVICES (OTHER)  12.4%

        21,875  American International Group, Inc.                 $ 1,512
        19,300  FNMA                                                 1,523
        16,800  Fidelity National Financial, Inc.                      518
        19,700  FHLMC                                                1,287
        11,500  GreenPoint Financial Corp.                             569
        11,000  Household International, Inc.                          641
        19,800  Loews Corp.                                          1,187
        13,400  Morgan Stanley Dean Witter & Co.                       639
        38,500  Radian Group, Inc.                                   1,998
         5,900  RenaissanceRe Holdings Ltd.                            691
                                                                    -------
                                                                    10,565
                                                                    -------
HEALTH CARE  10.9%

        11,800  Abbott Laboratories                                    637
        11,000  Amgen, Inc.*                                           582
        17,700  Bristol-Myers Squibb Co.                               510
        26,200  Johnson & Johnson                                    1,673
         3,800  Lilly (Eli) & Co.                                      251
        19,000  Merck & Co.                                          1,032
        76,325  Pfizer, Inc.                                         2,774
         3,200  Pharmacia Corp.                                        132
        12,400  UnitedHealth Group, Inc.                             1,089
        12,000  Wyeth                                                  684
                                                                    -------
                                                                     9,364
                                                                    -------
RAW MATERIALS  2.3%

        16,200  Peabody Energy Corp.                                   438
         8,000  Quanex Corp.                                           288
        59,300  RPM, Inc./Ohio                                       1,005
        25,000  Solutia, Inc.                                          209
                                                                    -------
                                                                     1,940
                                                                    -------
REAL ESTATE INVESTMENT TRUSTS  0.6%

        30,200  Annaly Mortgage Management, Inc.                       550
                                                                    -------
                                                                       550
                                                                    -------
RETAIL  9.8%

         7,500  AFC Enterprises, Inc.                                  252
        11,300  Best Buy Co., Inc.*                                    840
        29,750  Home Depot, Inc.                                     1,380
        25,000  Kroger Co. (The)                                       569
        26,200  Lowe's Cos., Inc.                                    1,108
        17,100  Papa John's International, Inc.*                       532
        12,000  Safeway, Inc.*                                         503
        13,100  Sears, Roebuck & Co.                                   691
        11,400  Target Corp.                                           498
        35,700  Wal-Mart Stores, Inc.                                1,994
                                                                    -------
                                                                     8,367
                                                                    -------
TECHNOLOGY (COMPONENTS)  5.9%

        42,800  Advanced Micro Devices, Inc.*                          479
        14,300  Ametek, Inc.                                           554
        93,900  Cisco Systems, Inc.*                                 1,376
        60,000  Intel Corp.                                          1,717
         2,400  Intersil Corp. (Class A)                                64
        28,500  Micron Technology, Inc.                                675
         4,000  Xilinx, Inc.*                                          151
                                                                    -------
                                                                     5,016
                                                                    -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                               VALUE (000S)
SHARES      SECURITY DESCRIPTION                                 (NOTE 1)
------------------------------------------------------------------------------
TECHNOLOGY (EQUIPMENT)  5.0%

        27,800  Dell Computer Corp.*                                $  732
        23,000  Global Power Equipment
                  Group, Inc.                                          266
        43,700  Hewlett-Packard Co.                                    747
        15,700  International Business
                  Machines Corp.                                     1,315
       157,700  Palm, Inc.*                                            500
         6,800  Texas Instruments, Inc.                                210
         7,800  United Technologies Corp.                              547
                                                                    -------
                                                                     4,317
                                                                    -------
TECHNOLOGY (SOFTWARE)  3.7%

        19,900  Avant! Corp.                                           331
        14,200  CheckFree Corp.*                                       289
        45,700  Microsoft Corp.*                                     2,388
        14,900  Oracle Corp.*                                          150
                                                                    -------
                                                                     3,158
                                                                    -------
TRANSPORTATION  1.3%

        16,400  Northwest Airlines Corp.*                              302
        14,500  Union Pacific Corp.                                    824
                                                                    -------
                                                                     1,126
                                                                    -------
SHELTER  0.9%

        13,300  Lennar Corp.                                           739
                                                                    -------
                                                                       739
                                                                    -------
UTILITIES  3.7%

        16,100  BellSouth Corp.                                        489
        25,000  Calpine Corp.*                                         275
         5,000  Edison International                                    91
        42,500  SBC Communications, Inc.                             1,320
        19,000  TXU Corp.                                            1,034
                                                                    -------
                                                                     3,209
                                                                    -------
TOTAL COMMON STOCKS (COST $71,572)                                  82,381
                                                                    -------
                                                               VALUE (000S)
FACE AMOUNT      SECURITY DESCRIPTION                            (NOTE 1)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.7%

$    2,900,000  Nestle Capital Corp., CP, 2.100%(a),
                  05/01/02**                                       $ 2,900
       116,488  Repurchase Agreement,
                  State Street Bank, 1.360%
                  05/01/02 (Maturity Value $116)
                  (Cost $116) Collateral: FHLB,
                  0.000%, 11/14/03
                  (Collateral Value $122)                              116
       150,000  U.S. Treasury Bill, 1.770%, 06/20/02+                  150
                                                                    -------
TOTAL SHORT-TERM INVESTMENTS (COST $3,166)                           3,166
                                                                    -------
TOTAL INVESTMENTS (COST $74,738), 100.0%                            85,547
                                                                    -------
OTHER ASSETS AND LIABILITIES, NET, (0.0)%                             (24)
                                                                    -------
NET ASSETS, 100.0%                                                 $85,523
                                                                   ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                           FREMONT U.S. SMALL CAP FUND
                           April 30, 2002 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS


                                                             VALUE (000S)
SHARES SECURITY DESCRIPTION                                    (NOTE 1)
------------------------------------------------------------------------------

COMMON STOCKS  81.9%

BUSINESS EQUIPMENT & SERVICES 14.6%

        35,900  Alliance Gaming Corp.                               $  534
         9,400  Corporate Executive Board Co.*                         357
        48,200  CoStar Group, Inc.*                                  1,148
       139,300  Crown Castle International Corp.*                    1,017
        50,300  Getty Images, Inc.*                                  1,751
       221,500  SBA Communications, Corp.*                             640
        88,800  Tele Tech Holdings, Inc.*                            1,088
        16,800  WMS Industries, Inc.                                   271
                                                                    -------
                                                                     6,806
                                                                    -------
CAPITAL GOODS  2.3%

        36,400  Ionics, Inc.                                         1,092
                                                                    -------
                                                                     1,092
                                                                    -------
CONSUMER NON-DURABLES  6.2%

         9,800  Hain Celestial Group, Inc.*                            180
        63,500  Midway Games, Inc.                                     867
        38,800  Oakley, Inc.                                           773
        18,000  Take-Two Interactive Software, Inc.*                   452
        17,400  THQ, Inc.*                                             610
                                                                    -------
                                                                     2,882
                                                                    -------
CONSUMER SERVICES 4.3%

        16,000  Corinthian Colleges, Inc.                              942
        28,900  Crown Media Holdings, Inc. (Class A)* 292
        28,700  Sylvan Learning Systems, Inc.*                         792
                                                                    -------
                                                                     2,026
                                                                    -------
HEALTH CARE  20.6%

        59,900  Arena Pharmaceuticals, Inc.                            488
        86,700  ArthroCare Corp.*                                    1,389
        20,900  Biosite, Inc.                                          653
         9,200  Cerner Corp.*                                          489
        91,400  Eclipsys Corp.*                                      1,463
        52,600  Exelixis, Inc.                                         521
       109,500  Gene Logic, Inc.*                                    1,700
        49,200  Pharmaceutical Product Development, Inc.*            1,239
        66,500  Therasense, Inc.                                     1,662
                                                                    -------
                                                                     9,604
                                                                    -------
RETAIL  5.2%

        22,600  CEC Entertainment, Inc.*                             1,044
        21,800  Electronics Boutique Holdings Corp.*                   620
        22,200  The Children's Place Retail Stores, Inc.*              769
                                                                    -------
                                                                     2,433
                                                                    -------
TECHNOLOGY (COMPONENTS)  4.8%

       101,800  Anaren Microwave, Inc.*                              1,286
       132,600  Pemstar, Inc.                                          955
                                                                    -------
                                                                     2,241
                                                                    -------
TECHNOLOGY (EQUIPMENT)  17.3%

        29,900  ASMI International, NV                                 688
        33,900  ATMI, Inc.*                                          1,034
       104,200  Ixia                                                   896
        80,200  Netopia, Inc.*                                         333
       390,300  New Focus, Inc.                                      1,151
        39,300  Powerwave Technologies, Inc.*                          469
       135,900  Presstek, Inc.                                       1,019


SHARES/                                                      VALUE (000S)
FACE AMOUNT  SECURITY DESCRIPTION                               (NOTE 1)
------------------------------------------------------------------------------
TECHNOLOGY (EQUIPMENT) (CONT.)

       324,901  Riverstone Networks, Inc.*                         $ 1,527
        62,800  Seachange International, Inc.                          699
        14,800  Zygo Corp.*                                            253
                                                                    -------
                                                                     8,069
                                                                    -------
TECHNOLOGY (SOFTWARE)  6.6%

        26,100  ManTech International Corp.                            618
        12,900  Network Associates, Inc.*                              229
        74,900  Peregrine Systems, Inc.*                               513
        47,233  PLATO Learning, Inc.                                   634
        34,800  Primus Knowledge Solutions, Inc.*                       41
        24,000  PumaTech, Inc.*                                         24
        92,100  Sanchez Computer Associates, Inc.*                     568
        17,800  Websense, Inc.*                                        475
                                                                    -------
                                                                     3,102
                                                                    -------
TOTAL COMMON STOCKS (COST $45,236)                                  38,255
                                                                    -------
SHORT-TERM INVESTMENTS  21.4%

$    2,000,000  Nestle Capital Corp., CP,
                  2.100%(a), 05/01/02**                              2,000
    7,999,987   Repurchase Agreement,
                  State Street Bank,
                  1.360%, 05/01/02
                  (Maturity Value $8,000)
                  (Cost $8,000) Collateral: FNMA,
                  5.250%, 01/15/03
                  (Collateral Value $8,160)                          8,000
                                                                    -------
TOTAL SHORT-TERM INVESTMENTS (COST $10,000)                         10,000
                                                                    -------
TOTAL INVESTMENTS (COST $55,236), 103.3%                            48,255
                                                                    -------
OTHER ASSETS AND LIABILITIES, NET, (3.3)%                          (1,556)
                                                                    -------
NET ASSETS, 100.0%                                                 $46,699
                                                                   =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 2002 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                             VALUE (000S)
SHARES SECURITY DESCRIPTION                                    (NOTE 1)
------------------------------------------------------------------------------
COMMON STOCKS  84.1%

BUSINESS EQUIPMENT & SERVICES  10.9%

       226,500  BHA Group Holdings, Inc. (Class A)                 $ 4,224
       245,900  Bright Horizons Family Solutions, Inc.*              7,370
       125,200  Coors Tek, Inc.*                                     4,919
       168,000  Corporate Executive Board Co.*                       6,384
       360,000  CoStar Group, Inc.*                                  8,572
       151,500  Infocrossing, Inc.*                                    856
       999,200  Kroll, Inc.                                         18,525
       368,600  Perma-Fix Environmental Services, Inc.*              1,180
     1,546,300  SBA Communications Corp.*                            4,467
       703,400  Tele Tech Holdings, Inc.*                            8,617
       247,100  Tier Technologies, Inc. (Class B)                    3,719
                                                                    -------
                                                                    68,833
                                                                    -------
CAPITAL GOODS  2.0%

       182,400  Aaon, Inc.*                                          5,745
       125,300  Oshkosh Truck Corp.                                  7,132
                                                                    -------
                                                                    12,877
                                                                    -------
CONSUMER NON-DURABLES  6.2%

       176,900  Gaiam, Inc. (Class A)                                2,814
       346,400  Galaxy Nutritional Foods, Inc.                       1,680
       137,500  Hain Celestial Group, Inc.*                          2,520
       582,700  JAKKS Pacific, Inc.                                 11,229
       732,100  Midway Games, Inc.                                   9,993
       530,000  Monterey Pasta Co.                                   4,887
       243,000  Take-Two Interactive Software, Inc.*                 6,099
                                                                    -------
                                                                    39,222
                                                                    -------
CONSUMER SERVICES  4.7%

       322,900  4Kids Entertainment, Inc.*                           5,554
       951,500  Cash America International, Inc.                     9,486
       525,600  Championship Auto Racing Teams, Inc.*                7,227
       602,200  LoJack Corp.*                                        3,312
       170,800  Shuffle Master, Inc.*                                3,911
                                                                    -------
                                                                    29,490
                                                                    -------
HEALTH CARE  19.5%

       155,500  American Healthcorp, Inc.                            4,191
       751,700  ArthroCare Corp.*                                   12,042
       263,500  Biosite, Inc.                                        8,234
     1,283,700  eBenX, Inc.*(a)                                      4,878
       584,900  Eclipsys Corp.*                                      9,365
     1,064,700  Endocare, Inc.*                                     20,432
       371,900  Exact Sciences Corp.                                 4,392
       730,200  First Consulting Group, Inc.                         6,572
     1,251,700  Gene Logic, Inc.*                                   19,439
     1,310,800  Harvard Bioscience, Inc.                            10,211
       233,800  ICON PLC*                                            7,101
        15,500  Intuitive Surgical, Inc.*                              157
       943,400  NeoPharm, Inc.*(a)                                  14,142
       291,000  Quidel Corp.                                         1,958
                                                                    -------
                                                                   123,114
                                                                    -------
RAW MATERIALS  0.2%

       328,950  Northern Technologies International

                Corp.(a)                                             1,365
                                                                    -------
                                                                     1,365
                                                                    -------
RETAIL  6.5%

        51,800  A.C. Moore Arts & Crafts, Inc.*                    $ 2,386
       376,300  Benihana, Inc. (Class A)*(a)(b)                      7,312
       343,200  Buca, Inc.*                                          5,834
       613,000  dELiA*s Corp. (Class A)                              4,040
       181,400  Electronics Boutique Holdings Corp.* 5,159
       343,900  O'Charley's, Inc.                                    8,687
        43,200  Tractor Supply Co.*                                  2,382
       636,500  Trans World Entertainment Corp.*                     5,156
                                                                    -------
                                                                    40,956
                                                                    -------
TECHNOLOGY (COMPONENTS)  8.5%

       382,900  Advanced Technical Products, Inc.(a)                11,047
       911,600  Anaren Microwave, Inc.*                             11,514
       382,500  APA Optics, Inc.*                                      842
     1,089,500  California Micro Devices Corp.*(a)                   5,175
       365,900  Identix, Inc.                                        2,763
       242,200  II-VI, Inc.                                          3,628
       717,700  IXYS Corp.                                           6,057
       130,700  Opticnet, Inc.(c)                                       10
       749,500  Pemstar, Inc.                                        5,396
     2,673,700  Stratos Lightwave, Inc.*                             7,379
                                                                    -------
                                                                    53,811
                                                                    -------
TECHNOLOGY (EQUIPMENT)  17.2%

        91,200  American Science &
                Engineering, Inc.*                                   1,756
       412,000  ASMI International, NV                               9,476
       429,100  ATMI, Inc.*                                         13,088
       291,000  August Technology Corp.                              4,220
       560,900  BEI Technologies, Inc.                              10,999
       630,500  COMARCO, Inc.*(a)(b)                                 5,864
        24,100  KVH Industries, Inc.                                   187
       865,200  Micro Component Technology, Inc.*(a)                 2,942
       652,350  Netopia, Inc.*                                       2,707
       233,300  Powell Industries, Inc.                              5,483
       852,600  Rimage Corp.*(a)                                     7,332
       876,900  RIT Technologies Ltd.*(a)                            1,613
     3,329,900  Riverstone Networks, Inc.*                          15,651
       676,100  SafeNet, Inc.(a)                                     9,499
       305,400  Trikon Technologies, Inc.*                           4,288
       438,500  Visionics Corp.*                                     4,438
       526,900  Zygo Corp.*                                          9,015
                                                                    -------
                                                                   108,558
                                                                    -------
TECHNOLOGY (SOFTWARE)  6.9%

       934,800  Centra Software, Inc.*                               2,898
       960,000  F5 Networks, Inc.*                                  12,499
     1,508,300  FalconStor Software, Inc.*                           9,351
       414,700  MDSI Mobile Data Solutions, Inc.*                    1,530
       770,400  Novadigm, Inc.*                                      5,200
       525,900  PLATO Learning, Inc.                                 7,058
       500,900  Primus Knowledge Solutions, Inc.*                      591
       256,200  PumaTech, Inc.*                                        256
       387,200  Saba Software, Inc.                                  1,134
       120,800  Websense, Inc.*                                      3,227
                                                                    -------
                                                                    43,744
                                                                    -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SHARES/                                                        VALUE (000S)
FACE AMOUNT SECURITY DESCRIPTION                                 (NOTE 1)
------------------------------------------------------------------------------
UTILITIES 1.5%

       889,200  Cadiz, Inc.*                                       $ 9,780
                                                                   -------
                                                                     9,780
                                                                   -------
TOTAL COMMON STOCKS (COST $580,250)                                531,750
                                                                   -------

SHORT-TERM INVESTMENT 16.8%

$106,312,286    Repurchase Agreement, State Street
                Bank, 1.360%, 05/01/02 (Maturity Value
                $106,316) (Cost $106,312) Collateral:
                FHLMC, 3.000%, 01/30/04; FNMA,
                4.625%, 08/13/04; FNMA, 6.000%,
                05/15/11 (Collateral Value $108,445)               106,312
                                                                   -------
TOTAL SHORT-TERM INVESTMENT
  (COST $106,312)                                                  106,312
                                                                   -------
TOTAL INVESTMENTS (COST $686,562), 100.9%                          638,062
                                                                   -------
OTHER ASSETS AND LIABILITIES, NET, (0.9)%                          (5,578)
                                                                   -------
NET ASSETS, 100.0%                                               $632,484
                                                                 =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                      FREMONT REAL ESTATE SECURITIES FUND
                           April 30, 2002 (Unaudited)


SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                 VALUE (000S)
SHARES  SECURITY DESCRIPTION                                        (NOTE 1)
-----------------------------------------------------------------------------
COMMON STOCKS 97.2%

REITS (APARTMENTS) 31.6%

        74,863  Archstone-Smith Trust                              $ 2,018
        42,920  Avalonbay Communities, Inc.                          2,046
        26,200  BRE Properties, Inc.                                   855
        32,600  Camden Property Trust                                1,297
        82,600  Equity Residential Properties Trust                  2,329
        12,230  Essex Property Trust, Inc.                             636
         8,960  Gables Residential Trust                               278
        22,900  Home Properties of New York, Inc.                      825
         9,500  Post Properties, Inc.                                  323
                                                                   --------
                                                                    10,607
                                                                   --------
REITS (DIVERSIFIED) 9.8%

        46,900  Catellus Development Corp.                             957
        52,980  Vornado Realty Trust                                 2,336
                                                                   --------
                                                                     3,293
                                                                   --------
REITS (INDUSTRIAL) 9.7%

        54,100  AMB Property Corp.                                   1,517
        40,250  Liberty Property Trust                               1,286
        20,000  Prologis Trust                                         444
                                                                   --------
                                                                     3,247
                                                                   --------
REITS (OFFICE) 30.1%

        59,240  Arden Realty, Inc.                                   1,668
        35,660  Boston Properties, Inc.                              1,390
        28,110  Brandywine Realty Trust                                672
         9,300  Corporate Office Properties Trust                      125
        95,565  Equity Office Properties Trust                       2,736
        22,450  Mack-Cali Realty Corp.                                 736
        28,310  Prentiss Properties Trust                              871
        28,300  Reckson Associates Realty Corp.                        691
        34,150  SL Green Realty Corp.                                1,199
                                                                   --------
                                                                    10,088
                                                                   --------
REITS (REGIONAL MALLS) 12.5%

         4,600  CBL & Associates Properties, Inc.                      168
        72,800  Simon Property Group, Inc.                           2,457
        42,900  Taubman Centers, Inc.                                  641
        31,930  The Macerich Co.                                       937
                                                                   --------
                                                                     4,203
                                                                   --------
REITS (SHOPPING CENTERS) 3.5%

         1,400  Heritage Property Investment Trust                      35
        36,150  Pan Pacific Retail Properties, Inc.                  1,146
                                                                   --------
                                                                     1,181
                                                                   --------
TOTAL COMMON STOCKS (COST $29,541)                                  32,619
                                                                   --------



                                                                 VALUE (000S)
FACE AMOUNT  SECURITY DESCRIPTION                                   (NOTE 1)
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENT 3.1%

$    1,060,163  Repurchase Agreement, State Street
                Bank, 1.360% 05/01/02 (Maturity
                Value $1,060) (Cost $1,060)
                Collateral: FNMA, 5.250%,
                06/04/04 (Collateral Value $1,085)                 $ 1,060
                                                                   --------
TOTAL SHORT-TERM INVESTMENT (COST $1,060)                            1,060
                                                                   --------
TOTAL INVESTMENTS (COST $30,601), 100.3%                            33,679
                                                                   --------
OTHER ASSETS AND LIABILITIES, NET, (0.3)%                             (112)
                                                                   --------
NET ASSETS, 100.0%                                                 $33,567
                                                                   ========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                               FREMONT BOND FUND
                           April 30, 2002 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                               INTEREST        MATURITY            VALUE (000S)
FACE AMOUNT        ISSUER                                        RATE            DATE                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
BONDS 97.1%

COLLATERALIZED MORTGAGE OBLIGATIONS 19.7%


$          51,605  BOAMS 2001-1 A3                               7.500%              02/25/31                $   52
        2,083,910  CDMC 1999-A A2 144A                           3.070%              08/25/30                 2,089
          500,000  CHASE 1998-S6 A17                             6.750%              10/25/28                   512
       17,549,294  CSFB 2001-S18-A-2                             2.250%              08/25/31                17,487
       12,708,675  EMC MLT 2001-A 144A**                         3.950%              05/25/40                12,726
          761,405  FHR 2210 F                                    2.210%              07/15/28                   763
        5,663,539  FHR 2247 Z                                    7.500%              08/15/30                 5,960
        1,971,000  FHR 2248 FB                                   2.360%              09/15/30                 1,977
          676,289  FHR 2284 PR                                   6.000%              09/15/25                   688
       16,706,621  FHR 2351 AZ                                   6.500%              08/15/31                15,339
        4,886,673  FNR 1992-131 KA                               8.000%              01/25/22                 4,956
          200,000  FNR 1993-11 J                                 7.500%              02/25/08                   216
       10,349,941  FNR G93-21 Z                                  7.200%              05/25/23                10,748
       14,273,061  FNT 2001-04-4A1                               2.400%              09/25/31                14,300
        8,399,420  FNT 2001-4 3A5                                2.360%              09/25/31                 8,425
        5,301,000  FSPC T-11 A5                                  6.500%              01/25/15                 5,539
        8,000,000  FSPC T-11 A6                                  6.500%              09/25/18                 8,318
        7,746,393  GNR 2001-16Z                                  6.750%              10/16/40                 7,582
        3,393,336  JPMC 2000-FL1 A 144A                          2.805%              04/15/10                 3,391
                0  LBMLT 2001-3 A2                               2.358%              09/25/31                     0
          151,753  MSMT 40 8                                     7.000%              07/20/21                   154
          500,000  NFLC 1999-SL A4                               6.654%              02/10/06                   526
        1,944,749  NSCOR 1999-25 A4                              6.500%              10/25/29                 1,951
        4,900,000  PNCMS 1999-4 1A8                              6.200%              06/25/29                 5,033
        6,700,000  PNCMS 1999-5-1A7                              6.300%              06/25/29                 6,906
        8,886,420  RFMSI 1997-S17 A5                             7.000%              11/25/27                 9,137
            4,074  RFMSI 2000-S14 A1                             7.500%              11/25/30                     4
        3,110,423  RMT 2000-A A8                                 6.500%              04/19/29                 3,207
        4,165,250  Sasco 2001-21A 1A1                            6.250%              01/25/32                 4,283
        2,084,178  Sasco 2001-1 A1                               6.500%              10/25/31                 2,112
          773,429  Sasco 2001-1 A1                               7.000%              02/25/16                   795
          677,273  SASI 1993-2 A9                                6.200%              07/25/08                   688
        1,919,203  SBM7 1999-NC4 A                               2.300%              09/25/29                 1,924
           92,112  SBM7 2000-BOA 1A                              7.601%              08/25/30                    93
        7,000,000  SPARC                                         5.086%              06/20/04                 6,965
        1,479,920  UMSC 1993-1 AA                                6.480%              09/25/33                 1,506
          502,028  WAMU 2001-1 A                                 4.570%              01/25/41                   505
          761,251  WFMBS 2001-2 A1                               7.000%              02/25/16                   786
                                                                                                            -------
                                                                                                            167,643
                                                                                                            -------
FOREIGN CORPORATE BONDS 4.6%

          500,000  Abbey National Capital Trust                  8.963%              12/29/49                   576
          300,000  Bank One NA Illinois Float                    2.100%              05/10/04                   300
          600,000  British Telecom PLC Global FRN                4.445%              12/15/03                   601
          500,000  British Telecom PLC Global Note               8.125%              12/15/10                   547
        1,700,000  DaimlerChrysler NA Holdings                   4.200%              08/01/03                 1,694
        4,300,000  DaimlerChrysler NA Holdings                   6.590%              06/18/02                 4,321
        9,000,000  DaimlerChrysler NA Holdings FRN               3.920%              12/16/02                 9,013
          500,000  Deutsche Telekom International Finance        7.750%              06/15/05                   527
        3,700,000  France Telecom 144A**                         8.250%              03/01/11                 3,759
        1,100,000  France Telecom 144A**                         9.000%              03/01/31                 1,153
       12,300,000  France Telecom 144A FRN**                     3.613%              03/14/03                12,333
E       2,400,000  Lloyds TSB Capital 1 Call                     7.375%              12/29/49                 2,326
$       1,600,000  Royal Bank of Scotland                        9.118%              03/31/49                 1,845
                                                                                                            -------
                                                                                                             38,995
                                                                                                            -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                               INTEREST        MATURITY            VALUE (000S)
FACE AMOUNT        ISSUER                                        RATE            DATE                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS 3.4%

$       7,000,000  Egypt (Arab Republic of) 144A NT**            8.750%              07/11/11            $    6,825
        1,300,000  Inter-American Development Bank               5.375%              01/18/06                 1,331
           82,353  Republic of Brazil                            3.250%              04/15/09                    68
        1,376,000  Republic of Brazil                            5.625%              04/15/06                 1,233
        2,093,397  Republic of Brazil                            8.000%              04/15/14                 1,651
        4,100,000  Republic of Brazil                           11.000%              01/11/12                 3,567
        5,800,000  Republic of Brazil                           11.000%              08/17/40                 4,495
          700,000  Republic of Brazil                           12.250%              03/06/30                   614
          300,000  Republic of Peru                              9.125%              02/21/12                   289
          800,000  Repulic of Pananma                            8.250%              04/22/08                   804
        2,300,000  United Mexican States                         6.250%              12/31/19                 2,188
        1,300,000  United Mexican States                         7.500%              01/14/12                 1,320
        2,400,000  United Mexican States                         8.300%              08/15/31                 2,452
          800,000  United Mexican States                         8.375%              01/14/11                   856
          500,000  United Mexican States                         8.500%              02/01/06                   541
          300,000  United Mexican States                         9.875%              02/01/10                   346
          100,000  United Mexican States                        11.375%              09/15/16                   129
                                                                                                            -------
                                                                                                             28,709
                                                                                                            -------
MORTGAGE BACKED OBLIGATIONS 37.1%

          500,000  Allete, Inc.                                  2.790%              10/20/03                   498
        5,000,000  BA Mortgage Securities, Inc.                  6.600%              08/25/28                 5,108
          517,821  Bear Stearns ARM Trust                        5.440%              11/25/30                   533
        4,311,701  Bear Stearns ARM Trust, Ser. 2000-1           7.465%              12/25/30                 4,368
          215,865  Bear Stearns ARM Trust, Ser. 2000-1           7.491%              12/25/30                   219
          184,340  FH ARM                                        7.810%              07/01/30                   193
          927,626  FHLMC                                         6.500%   01/01/26 - 05/01/26                   943
          343,635  FHLMC                                         7.000%              11/15/20                   353
          101,437  FHLMC                                         8.250%              08/01/17                   110
          995,495  FNMA                                          5.500%              01/01/17                   989
       39,294,056  FNMA                                          6.000%   04/01/16 - 04/01/17                39,834
        8,900,000  FNMA                                          7.125%              06/15/10                 9,786
        6,535,413  FNMA ARM                                      4.578%              05/01/36                 6,660
       11,504,084  FNMA ARM                                      4.590%              05/01/36                11,724
          144,259  FNMA ARM                                      6.360%              11/01/23                   147
        2,000,000  FNMA TBA                                      5.500%              05/16/17                 1,986
       73,000,000  FNMA TBA                                      6.000%   05/16/17 - 06/08/17                73,844
        5,257,418  GNMA                                          6.000%   01/15/24 - 07/15/31                 5,261
       53,008,804  GNMA                                          6.500%   02/15/24 - 01/15/32                53,742
       76,500,000  GNMA I TBA                                    6.000%              05/21/32                75,663
          385,471  GNMA II ARM                                   5.375%              03/20/24                   394
        4,721,158  GNMA II ARM                                   6.000%              11/20/29                 4,834
           76,420  GNMA II ARM                                   6.375%              04/20/21                    78
        2,225,484  GNMA II ARM                                   6.625%   11/20/24 - 10/20/27                 2,301
          404,179  GNMA II ARM                                   6.750%              08/20/25                   418
        3,400,000  GNMA II TBA                                   6.500%              06/20/32                 3,425
       10,889,098  GNSF                                          6.000%   11/15/28 - 07/15/29                10,840
                                                                                                            -------
                                                                                                            314,251
                                                                                                            -------
MUNICIPAL BONDS 2.0%

        4,150,000  Indianapolis Residual                         0.000%              07/01/22                 4,035
        1,000,000  National Rural Utilities MTN                  2.940%              04/26/04                   999
        1,200,000  New Jersey Transportation Trust Fund          5.000%              12/15/21                 1,197
        8,400,000  Pemex Project Funding Master Trust            8.000%              11/15/11                 8,631
        2,500,000  Washington DC Convention Center Authority
                    Dedicated Tax Revenue                        7.540%              10/01/28                 2,033
                                                                                                            -------
                                                                                                             16,895
                                                                                                            -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                               INTEREST        MATURITY            VALUE (000S)
FACE AMOUNT        ISSUER                                        RATE            DATE                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
U.S. CORPORATE BONDS 28.9%

$       9,000,000  AOL Time Warner, Inc.                          7.625%              04/15/31               $ 8,401
        5,000,000  Associates Corp., NA                           5.750%              11/01/03                 5,177
        8,900,000  AT&T Corp.                                     8.000%              11/15/31                 7,823
          300,000  AT&T Wireless Services, Inc.                   7.875%              03/01/11                   293
          844,743  Bear Stearns Asset Backed Securities, Inc.     2.180%              02/15/31                   846
        6,700,000  Bear Stearns Co., Inc.                         2.200%              12/01/03                 6,706
          500,000  Bear Stearns Co., Inc.                         2.395%              03/28/03                   500
        1,100,000  Beckman Instruments, Inc.                      7.100%              03/04/03                 1,122
        7,500,000  Chrysler Financial Co. FRN                     3.760%              06/18/03                 7,448
        4,400,000  CIT Group, Inc. FRN                            2.460%              04/07/03                 4,356
        7,500,000  Conagra Foods, Inc.                            2.621%              09/10/03                 7,507
        4,000,000  Conseco 2001-A A FRN                           2.140%              12/15/08                 4,008
        1,600,000  Credit Suisse First Boston USA, Inc.           6.500%              01/15/12                 1,584
          569,000  Delta Air Lines, Inc. (Sinking Fund Bond)      9.450%              02/14/06                   566
        1,140,000  Delta Air Lines, Inc. (Sinking Fund Bond)      9.450%              02/26/06                 1,133
        1,900,000  First Union Corp.                              2.360%              03/31/05                 1,904
       19,500,000  Ford Motor Credit Co.                          3.303%              06/23/03                19,313
        1,800,000  Ford Motor Credit Co.                          4.077%              06/20/03                 1,778
        3,600,000  Ford Motor Credit Co.                          7.450%              07/16/31                 3,392
        4,700,000  General Motors Acceptance Corp.                3.986%              08/04/03                 4,665
       10,100,000  General Motors Acceptance Corp.                8.000%              11/01/31                10,588
        2,500,000  General Motors Acceptance Corp. FRN            3.661%              08/18/03                 2,473
       10,000,000  General Motors Acceptance Corp. FRN            5.750%              11/10/03                10,203
        9,000,000  General Motors Acceptance Corp. MTN            4.450%              05/04/04                 8,956
        1,000,000  General Motors Acceptance Corp. MTN FRN        4.105%              07/30/04                   986
        7,000,000  GMACC 2001-WTC-A2 144A ARM                     3.970%              09/09/15                 6,300
        8,200,000  Goldman Sachs Group LP                         2.280%              04/08/05                 8,178
        1,800,000  Household Finance Corp. FRN MTN                2.250%              05/28/04                 1,785
E       2,600,000  KBC Bank Funding Trust                         6.875%              06/29/49                 2,332
$      13,700,000  Lehman Brothers Holdings, Inc., MTN            6.375%              05/07/02                13,707
        3,955,000  Morgan Stanley & Co., Inc.                     7.187%              09/15/11                 3,970
        3,362,517  Morgan Stanley Dean Witter Capital             3.973%              07/11/11                 3,336
        5,000,000  Noram Energy Corp.                             6.375%              11/01/03                 5,049
        4,000,000  NPF XII, Inc. 144A                             1.000%              06/01/04                 4,000
          300,000  Providian Gateway Master Trust CMO             3.920%              03/16/09                   294
        3,500,000  Public Service El & Gas                        8.875%              06/01/03                 3,682
        6,400,000  Qwest Capital Funding                          7.250%              02/15/11                 4,644
        5,000,000  Sprint Capital Corp.                           2.340%              06/24/02                 5,001
        5,000,000  Sprint Capital Corp.                           7.625%              01/30/11                 4,708
       13,300,000  Sprint Capital Corp.                           8.750%              03/15/32                12,685
       11,600,000  Sprint Capital Corp. FON Float                 2.270%              06/10/02                11,601
        8,000,000  Texas Utilities FRN 144A                       3.750%              06/15/03                 8,009
          225,000  Time Warner, Inc.                              7.975%              08/15/04                   237
          300,000  Washington Mutual Bank                         2.210%              05/14/04                   299
          600,000  Washington Mutual Bank                         2.210%              05/17/04                   600
        5,275,000  Waste Management, Inc.                         7.000%              07/15/28                 4,982
        2,495,000  Waste Management, Inc.                         7.375%              08/01/10                 2,565
       15,000,000  Weyerhauser Co.                                6.750%              03/15/12                15,140
                                                                                                             -------
                                                                                                             244,832
                                                                                                             -------
U.S. GOVERNMENT & AGENCIES 1.4%

        8,127,958  Small Business Administration                  6.344%              08/10/11                 8,306
          584,265  Small Business Administration                  7.449%              08/01/10                   635
          785,453  U.S. Treasury Inflation Indexed Bond           3.375%              01/15/07                   815
        1,998,054  U.S. Treasury Note                             3.625%              07/15/02                 2,028
                                                                                                             -------
                                                                                                              11,784
                                                                                                             -------
                   TOTAL BONDS (COST $821,099)                                                               823,109
                                                                                                             -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

    SHARES/                                                    INTEREST        MATURITY            VALUE (000S)
FACE AMOUNT       SECURITY DESCRIPTION                           RATE            DATE                 (NOTE 1)
--------------------------------------------------------------------------------------------------------------------
OPTIONS 0.0%

CALL OPTIONS 0.0%

$              91  Eurodollar Futures, Strike @ 95.75, Exp. 06/17/02                                     $        1
                                                                                                            -------
                                                                                                                  1
                                                                                                            -------
PUT OPTIONS 0.0%

              777  Eurodollar 1-year Midcurve Futures, Strike @ 93.50, Exp. 06/14/02                              5
              115  Eurodollar Futures, Strike @ 92.75, Exp. 06/14/02                                              1
                                                                                                            -------
                                                                                                                  6
                                                                                                            -------
TOTAL OPTIONS (COST $12)                                                                                          7
                                                                                                            -------

SHORT-TERM INVESTMENTS 16.2%

        5,300,000  FHLMC DN                                       1.820%             07/11/02                 5,281
       17,700,000  FHLMC DN                                       1.760%             05/06/02                17,696
       20,000,000  FHLMC DN                                       1.870%             08/15/02                19,890
          235,000  FNMA DN                                        1.750%             05/08/02                   235
           45,000  FNMA DN                                        1.750%             05/08/02                    45
          300,000  FNMA DN                                        1.750%             05/08/02                   300
       11,000,000  FNMA DN                                        1.780%             05/01/02                11,000
       37,500,000  Procter & Gamble Co., CP                       1.750%             05/16/02                37,472
        1,585,000  U.S. Treasury Bill+                            1.690% - 1.760%    05/02/02                 1,585
       43,637,863  Repurchase Agreement, State Street Bank, 1.360%, 05/01/02
                     (Maturity Value $43,640) (Cost $43,638) Collateral: FNMA,
                     4.625%, 08/13/04 (Collateral Value $44,511)                                            43,638
                                                                                                            -------
           TOTAL SHORT-TERM INVESTMENTS (COST $137,142)                                                     137,142
                                                                                                            -------
           TOTAL INVESTMENTS (COST $958,253), 113.3%                                                        960,258
                                                                                                            -------
           OTHER ASSETS AND LIABILITIES, NET, (13.3)%                                                      (112,857)
                                                                                                            -------
           NET ASSETS, 100.0%                                                                            $  847,401
                                                                                                         ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                 FREEMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                           April 30, 2002 (Unaudited)

                                                                                        INTEREST        MATURITY      VALUE (000s)
FACE AMOUNT     ISSUER                                                                    RATE            DATE          (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 95.1%

$   1,000,000  Big Bear Area Regional Wastewater Agency, California Revenue                5.000%       04/01/10       $   1,072
      235,000  California Health Facilities Financial Authority Revenue,
                 Kaiser Permanente Series B                                                5.250%       10/01/13             242
      500,000  California State                                                            5.250%       06/01/18             508
    1,000,000  California State Public Works Board, Lease Revenue
                 Dept. of Corrections, Prison D                                            5.100%       06/01/06           1,046
    1,000,000  California State Public Works Board, Lease Revenue Refunding,
                 Trustees of The California State University                               5.600%       04/01/06           1,086
      500,000  California State Public Works Board, Lease Revenue Various
                 University of California Project A                                        5.400%       12/01/16             528
      430,000  California Statewide Communities Development Authority
                 Certificates of Participation Kaiser Permanente                           5.300%       12/01/15             454
    1,000,000  City and County of San Francisco International Airport,
                 Revenue Second Series Issue 1 (AMBAC Insured)                             6.100%       05/01/03           1,020
    1,000,000  City and County of San Francisco RDA, Tax Allocation 1997 Series B          5.700%       08/01/14           1,047
    1,000,000  City and County of San Francisco Sewer, Revenue Refunding
                 Series 1992 (AMBAC Insured)                                               5.800%       10/01/05           1,035
    1,000,000  City of Anaheim, Public Finance Authority Revenue Bond,
                 Anaheim Electric Utility Projects                                         5.600%       10/01/16           1,035
      400,000  City of Anaheim, Public Finance Authority Revenue Bond,
                 Electric System Generation Series B                                       5.250%       10/01/18             414
    1,000,000  City of Fairfield, Water Revenue (AMBAC Insured)                            5.250%       04/01/14           1,042
    1,225,000  City of Industry, Urban Development Agency Tax Allocation
                 (MBIA Insured)                                                            5.250%       05/01/12           1,240
    1,500,000  City of Los Angeles, Wastewater System Revenue Series A (MBIA Insured)      5.000%       12/01/11           1,602
      500,000  City of Pasadena, GO Refunding Police and Jail Building 1993                5.000%       06/01/07             525
    1,000,000  City of Riverside, Electric Revenue Refunding 1993                          5.000%       10/01/06           1,048
    1,000,000  City of Riverside, Electric Revenue Refunding 1993 (AMBAC Insured)          5.000%       10/01/13           1,025
    1,000,000  City of Whittier, Solid Waste Revenue Series A (AMBAC Insured)              5.375%       08/01/14           1,045
      615,000  Contra Costa California Water District                                      5.250%       10/01/16             629
    1,000,000  Contra Costa Water Authority, Water Treatment Revenue Refunding 1993
                 Series A (FGIC Insured)                                                   5.300%       10/01/05           1,033
      200,000  East Bay CA MUD, Water System Revenue Series 2001                           5.250%       06/01/17             209
    1,500,000  East Bay CA MUD, Water System Subordinated Revenue Series 1998              5.250%       06/01/14           1,580
      350,000  El Paso De Robles CA Series C (MBIA Insured)                                5.250%       08/01/17             364
    1,000,000  Fresno CA Sewer Revenue Series A-1                                          5.250%       09/01/19           1,043
      500,000  Industry CA                                                                 5.500%       07/01/16             520
    1,050,000  Kings River Conservation District CA Pine Flat Power Revenue                5.125%       01/01/17           1,081
      450,000  Larkspur School District                                                    5.125%       08/01/18             460
    1,000,000  Los Angeles CA Convention & Exhibition Center Authority Lease Revenue       5.200%       08/15/09           1,042
      340,000  Los Angeles CA Municipal Improvement Corp. Lease Revenue                    5.000%       09/01/12             356
    1,000,000  Los Angeles Convention & Exhibition Center Authority Lease Revenue          5.375%       08/15/18           1,039
      500,000  Los Angeles County CA Public Works Finance Authority Lease Revenue          5.500%       10/01/11             541
    1,000,000  Los Angeles County Public Works Finance Authority, Lease Revenue
                 Series B (MBIA Insured)                                                   5.250%       09/01/09           1,083
    1,000,000  Los Angeles County Public Works Finance Authority, Regional Park
                 and Open Space District Series A                                          5.000%       10/01/16           1,026
      750,000  Los Angeles County Sanitation District Finance Authority, 1993 Series A     5.250%       10/01/06             794
    1,000,000  Los Angeles County Transportation Authority, Sales Tax Revenue              5.000%       07/01/15           1,039
       85,000  Los Angeles Dept. of Water & Power, Electric Plant Revenue
                 Cash Defeasance to Maturity                                               5.500%       09/01/07              90
       80,000  Los Angeles Dept. of Water & Power, Electric Plant Revenue
                 Prerefunded 9/1/2003                                                      5.500%       09/01/07              85
      835,000  Los Angeles Dept. of Water & Power, Electric Plant Revenue
                 Unrefunded Balance                                                        5.500%       09/01/07             880
    1,000,000  Los Angeles Dept. of Water & Power, Waterworks Revenue Refunding            5.625%       04/15/08           1,045
    1,000,000  Los Angeles Municipal Improvement Corporation Lease Revenue                 5.375%       06/01/15           1,042
    1,000,000  M-S-R Public Power Agency, San Juan Project Revenue Series F                5.650%       07/01/03           1,043

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
STATEMENTS.

                                                                                        INTEREST        MATURITY      VALUE (000s)
FACE AMOUNT    ISSUER/SECURITY DESCRIPTION                                               RATE            DATE          (NOTE 1)
MUNICIPAL BONDS (CONT.)

$   1,000,000  Metropolitan Water District of Southern California, Waterworks GO
                 Refunding 1993 Series A                                                   5.250%          03/01/05    $   1,045
    1,000,000  Modesto High School District, 1993 GO Refunding (FGIC Insured)              5.300%          08/01/04        1,058
    1,000,000  Modesto Irrigation District Finance Authority, Domestic Water Project
                 Revenue 1992 Series A (AMBAC Insured)                                     5.650%          09/01/03        1,034
      500,000  Northern California Power Agency, Geothermal Project #3 Series A            5.600%          07/01/06          541
      500,000  Northern California Power Agency, Geothermal Project #3,
                 Escrowed to Maturity Series A                                             5.600%          07/01/06          553
    1,000,000  Orange County Transportation Authority, Measure M Sales Tax Revenue
                 First Series 1992                                                         6.000%          02/15/06        1,102
    1,000,000  Orange County Transportation Authority, Measure M Sales Tax Revenue
                 Second Senior Series 1994 (FGIC Insured)                                  5.000%          02/15/08        1,078
      500,000  Peralta California Community College District                               5.350%          08/01/17          524
    1,000,000  Rancho Cucamonga RDA, 1994 Tax Allocation Refunding (MBIA Insured)          5.000%          09/01/07        1,052
    1,000,000  Sacramento County Sanitation District Finance Authority,
                 Revenue Bond (MBIA Insured)                                               5.000%          12/01/08        1,052
    1,000,000  Sacramento County Sanitation District Finance Authority, Revenue Bond
                 (MBIA Insured)                                                            5.125%          12/01/13        1,052
    2,000,000  Sacramento MUD, Electric Revenue 1997 Series L                              5.125%          07/01/15        2,078
    1,000,000  San Bernardino County Transportation Authority, Sales Tax Revenue 1992
                 Series A (FGIC Insured)                                                   6.000%          03/01/03        1,023
      550,000  San Francisco City & County Redevelopment Financing Authority               5.125%          08/01/18          552
      500,000  Santa Clara County, Fremont California Union High School District Series B  5.250%          09/01/19          511
    1,000,000  Santa Margarita/Dana Point Authority Orange County,
                 Revenue Bond Series A                                                     5.375%          08/01/04        1,066
    1,000,000  Santa Monica-Malibu Unified School District, Public School Facilities
                 Reconstruction Projects                                                   5.500%          08/01/18        1,065
    1,000,000  Southern California Public Power Authority, Palo Verde Power Projects
                 Revenue 1993 Series A                                                     5.100%          07/01/06        1,051
    1,000,000  University of California, Housing System Revenue 1993 Series A
                 (MBIA Insured)                                                            5.500%          11/01/08        1,061
    1,000,000  West & Central Basin Finance Authority, West Basin Water Revenue
                 Refunding Project (AMBAC Insured)                                         5.125%          08/01/06        1,049
    1,500,000  Yucaipa School Facilities Finance Authority, 1995 Sweetwater Refunding
                 (MBIA Insured)                                                            6.000%          09/01/10        1,548
                                                                                                                        --------
               TOTAL MUNICIPAL BONDS (COST $53,131)                                                                       56,133
                                                                                                                        --------
SHORT-TERM INVESTMENT 4.6%

$   2,755,072  Provident Institutional Fund: Municipal Fund for California Investors, Inc.                                  2,755
                                                                                                                        --------

           TOTAL SHORT-TERM INVESTMENT (COST $2,755)                                                                       2,755
                                                                                                                        --------
           TOTAL INVESTMENTS (COST $55,886), 99.7%                                                                        58,888
                                                                                                                        --------
           OTHER ASSETS AND LIABILITIES, NET, 0.3%                                                                           156
                                                                                                                        --------
           NET ASSETS, 100.0%                                                                                          $  59,044
                                                                                                                       =========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                         FREMONT MONEY MARKET FUND
                           April 30, 2002 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS


                                                                          INTEREST          MATURITY          VALUE (000S)
FACE AMOUNT       ISSUER                                                    RATE              DATE              (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 100.1%

CAPITAL GOODS 3.6%

$       5,000,000  General Electric Capital Corp.                           1.800%          06/26/02               $ 4,986
       10,000,000  General Electric Capital Corp.                           2.020%          10/21/02                 9,903
       10,000,000  General Electric Capital Corp.                           2.260%          07/02/02                 9,961
                                                                                                                  --------
                                                                                                                    24,850
                                                                                                                  --------
CONSUMER DURABLES 7.2%

       10,000,000  American Honda Finance Corp.                             1.770%          06/12/02                 9,979
       10,000,000  American Honda Finance Corp.                             1.810%          05/20/02                 9,990
       10,000,000  Coca Cola Enterprises**                                  1.820%          05/24/02                 9,988
       10,000,000  Coca Cola Enterprises**                                  1.830%          05/23/02                 9,989
        5,000,000  International Lease Finance Corp.                        1.820%          05/28/02                 4,993
        5,000,000  Toyota Motor Credit Corp.**                              1.780%          05/16/02                 4,996
                                                                                                                  --------
                                                                                                                    49,935
                                                                                                                  --------
CONSUMER NON-DURABLES 9.7%

        8,000,000  Brown-Forman Corp.**                                     1.880%          05/01/02                 8,000
       10,000,000  Cadbury Schweppes                                        1.900%          05/29/02                 9,985
       10,000,000  Gannett Co., Inc.                                        1.770%          07/02/02                 9,970
       10,000,000  Gannett Co., Inc.                                        1.780%          06/06/02                 9,982
        5,000,000  Golden Peanut Co.                                        1.770%          07/02/02                 4,998
        5,000,000  Nestle Capital Corp.**                                   1.760%          09/23/02                 4,965
       10,000,000  Nestle Capital Corp.**                                   1.930%          08/27/02                 9,937
       10,000,000  Nestle Capital Corp.**                                   2.100%          07/19/02                 9,954
                                                                                                                  --------
                                                                                                                    67,791
                                                                                                                  --------
CONSUMER SERVICES 5.0%

       10,000,000  Harvard University                                       1.750%          05/08/02                 9,997
       10,000,000  New York Times                                           1.770%          05/09/02                 9,996
        5,000,000  New York Times                                           1.840%          07/08/02                 4,983
       10,000,000  Stanford University                                      1.780%          05/02/02                10,000
                                                                                                                  --------
                                                                                                                    34,976
                                                                                                                  --------
ENERGY 2.1%

        5,000,000  Chevron UK Investment PLC                                1.750%          05/09/02                 4,998
       10,000,000  ChevronTexaco Corp.                                      1.770%          06/25/02                 9,973
                                                                                                                  --------
                                                                                                                    14,971
                                                                                                                  --------
FINANCIAL SERVICES (BANKS) 13.6%

       10,000,000  Banque ET Caisse D'Espargne De L'Etat                    1.780%          05/06/02                 9,998
        5,000,000  Banque ET Caisse D'Espargne De L'Etat                    1.820%          07/18/02                 4,980
       10,000,000  Banque ET Caisse D'Espargne De L'Etat                    2.080%          11/12/02                 9,887
       10,000,000  Bayerische Hypo-Und Vereinsbank Yankee CD                3.770%          06/24/02                10,000
       10,000,000  Halifax PLC                                              1.810%          07/16/02                 9,962
        5,000,000  Rabobank Nederland                                       1.750%          06/14/02                 4,989
       10,000,000  Rabobank Nederland                                       1.800%          06/13/02                 9,979
       10,000,000  Royal Bank of Canada                                     2.050%          08/23/02                 9,935
       10,000,000  Svenska Handelsbanken                                    1.800%          06/18/02                 9,976
       10,000,000  UBS Finance, Inc.                                        1.830%          06/13/02                 9,978
        5,000,000  Wells Fargo Financial, Inc.                              1.820%          05/15/02                 4,996
                                                                                                                  --------
                                                                                                                    94,680
                                                                                                                  --------
FINANCIAL SERVICES (OTHER) 34.2%

       10,000,000  Abbey National North America                             1.720%          06/21/02                 9,976
        5,000,000  Abbey National North America                             1.750%          06/14/02                 4,989
       10,000,000  Abbey National North America                             1.830%          07/03/02                 9,968
       10,000,000  AIG Funding, Inc.                                        1.750%          08/08/02                 9,952
       10,000,000  AIG Funding, Inc.                                        2.030%          09/09/02                 9,926
        5,000,000  American Express Credit**                                1.770%          06/17/02                 4,988


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                          INTEREST          MATURITY          VALUE (000S)
FACE AMOUNT        ISSUER                                                   RATE              DATE               (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------

$      10,000,000  American Express Credit                                  1.780%          07/12/02               $ 9,964
       10,000,000  American Express Credit                                  1.790%          05/22/02                 9,990
        5,000,000  AWB Finance Ltd.**                                       1.790%          06/19/02                 4,988
       10,000,000  AWB Finance Ltd.**                                       1.800%          05/06/02                 9,998
        5,000,000  AWB Finance Ltd.**                                       1.810%          06/04/02                 4,991
        5,000,000  AWB Finance Ltd.**                                       1.870%          07/09/02                 4,982
       10,000,000  Canadian Wheat Board                                     2.140%          09/30/02                 9,910
       10,000,000  CBA Del Financial, Inc.                                  1.800%          07/26/02                 9,957
       10,000,000  Dresdner U.S. Finance, Inc.                              2.150%          10/04/02                 9,907
       10,000,000  Goldman Sachs Group LP                                   1.940%          08/29/02                 9,935
       10,000,000  Goldman Sachs Group LP                                   2.150%          10/01/02                 9,909
       10,000,000  KFW International Finance                                1.700%          07/10/02                 9,967
        5,000,000  Marsh & McLennan Cos., Inc.**                            1.760%          05/30/02                 4,993
       10,000,000  Prudential Funding                                       1.780%          05/07/02                 9,997
       10,000,000  Prudential Funding                                       1.780%          06/28/02                 9,971
       10,000,000  Swiss Re Financial Products**                            1.790%          06/07/02                 9,982
       10,000,000  Swiss Re Financial Products**                            1.920%          08/21/02                 9,940
        5,000,000  Swiss Re Financial Products**                            2.140%          05/13/02                 4,996
       10,000,000  Toronto Dominion Holdings USA, Inc.                      2.120%          09/11/02                 9,922
       10,000,000  Transamerica Finance Corp                                1.798%          05/13/02                 9,994
        5,000,000  Transamerica Finance Corp                                1.810%          05/21/02                 4,995
       10,000,000  Transamerica Finance Corp                                1.930%          08/22/02                 9,939
                                                                                                                  --------
                                                                                                                   239,026
                                                                                                                  --------
FOREIGN GOVERNMENT BONDS 1.4%

       10,000,000  British Columbia, Province of                            1.950%          06/05/02                 9,981
                                                                                                                  --------
                                                                                                                     9,981
                                                                                                                  --------
RAW MATERIALS 4.1%

       18,800,000  Alcoa, Inc                                               1.850%          05/01/02                18,800
       10,000,000  BASF Aktiengesellschaft                                  1.770%          06/27/02                 9,972
                                                                                                                  --------
                                                                                                                    28,772
                                                                                                                  --------
U.S. GOVERNMENT & AGENCIES 14.2%

       10,000,000  FFCB                                                     3.450%          09/04/02                 9,997
       10,000,000  FHLB, AN                                                 2.340%          10/07/02                 9,897
        5,000,000  FHLB, AN                                                 2.630%          03/14/03                 4,884
        5,000,000  FHLB, AN                                                 2.630%          03/14/03                 4,884
       10,000,000  FHLB, AN                                                 2.680%          03/24/03                 9,757
       10,000,000  FHLB, AN                                                 3.500%          08/20/02                10,000
       10,000,000  FHLMC, AN                                                3.570%          07/18/02                 9,923
       10,000,000  FHLMC, AN                                                3.600%          06/20/02                 9,950
       10,000,000  FHLMC, AN                                                3.750%          06/03/02                 9,966
       10,000,000  FNMA, AN                                                 3.730%          05/17/02                 9,983
       10,000,000  FNMA, AN                                                 3.915%          05/03/02                 9,998
                                                                                                                  --------
                                                                                                                    99,239
                                                                                                                  --------
UTILITIES 5.0%

       10,000,000  ABB Treasury Center**                                    1.930%          05/14/02                 9,993
        5,000,000  National Rural Utilities Co-op Finance                   1.720%          06/11/02                 4,989
       10,000,000  National Rural Utilities Co-op Finance                   1.830%          06/11/02                 9,979
       10,000,000  National Rural Utilities Co-op Finance                   1.850%          06/10/02                 9,979
                                                                                                                  --------
                                                                                                                    34,940
                                                                                                                  --------
TOTAL COMMERCIAL PAPER (COST $699,161)                                                                             699,161
                                                                                                                  --------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                              VALUE (000S)
FACE AMOUNT        SECURITY DESCRIPTION                                                                         (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 0.0%

$          93,276  Repurchase Agreement, State Street Bank, 1.360%,
                     05/01/02 (Maturity Value $93) (Cost $93) Collateral: FHLMC,
                     0.000%, 08/28/02 (Collateral Value $99)                                                        $  93
                                                                                                               ----------
           TOTAL SHORT-TERM INVESTMENT (COST $93)                                                                      93
                                                                                                               ----------
           TOTAL INVESTMENTS (COST $699,254), 100.1%                                                              699,254
                                                                                                               ----------
           OTHER ASSETS AND LIABILITIES, NET, (0.1)%                                                                 (520)
                                                                                                               ----------
           NET ASSETS, 100.0%                                                                                  $  698,734
                                                                                                               ==========



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                FREMONT MUTUAL FUNDS, INC.

              Notes to Schedules of Investments in Securities and Net Assets -
                                  April 30, 2002 (Unaudited)

The following footnotes and abbreviations relate to the Schedules of Investments in Securities and Net Assets on pages 24 through 56.

 *   Non-income producing security.
** Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.
(a)  Represents discount rate or yield to maturity at the date of acquisition.
(b)  As of April 30, 2002, these securities represent ownership of at least
     5% of the voting securities of the issuer and are, therefore, affiliates as defined in the Investment Company Act of 1940; See Note 2 of "Notes to Financial Statements."
(c)  Board priced security.
+    On deposit with broker for initial margin on futures contracts (notes 1).

     PORTFOLIO ABBREVIATIONS

     ADR        American Depository Receipt
     AMBAC      American Municipal Bond Assurance Corp.
     AN         Agency Note
     ARM        Adjustable Rate Mortgage
     CMO        Collateralized Mortgage Obligation
     CP         Commercial Paper
     DN         Discount Note
     FFCB       Federal Farm Credit Bank
     FGIC       Financial Guaranty Insurance Corp.
     FHLB       Federal Home Loan Bank
     FHLMC      Federal Home Loan Mortgage Corp.
     FNMA       Federal National Mortgage Association
     FRN        Floating Rate Note
     GDR        Global Depository Receipt
     GNMA       Government National Mortgage Association
     GO         General Obligation
     MBIA       Municipal Bond Investor Assurance Corp.
     MTN        Medium Term Note
     MUD        Municipal Utility District
     RDA        Redevelopment Agency
     REIT       Real Estate Investment Trust
     TBA        To Be Announced

CURRENCY ABBREVIATIONS
     AU$        Australian Dollar
     L          British Pound
     CN$        Canadian Dollar
     DK         Danish Kroner
     E          Euro
     Y          Japanese Yen
     NZ$        New Zealand Dollar
     SK         Swedish Krona
     $          U.S. Dollar

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

COUNTRY DIVERSIFICATION TABLE


COUNTRY          COUNTRY                                                            INTERNATIONAL
 CODE             NAME                                      GLOBAL FUND              GROWTH FUND              BOND FUND
------------------------------------------------------------------------------------------------------------------------------
    AU        Australia                                        1.1%                      3.6%                     -
    BE        Belgium                                          1.0%                      -                        -
    BM        Bermuda                                          -                         0.4%                     -
    BR        Brazil                                           0.2%                      0.1%                     -
    CA        Canada                                           1.1%                      2.5%                     -
    CY        Cyprus                                           0.1%                      -                        -
    DK        Denmark                                          0.1%                      0.1%                     -
    EG        Egypt                                            -                         -                        0.7%
    FI        Finland                                          0.8%                      3.4%                     -
    FR        France                                           3.5%                      9.2%                     1.5%
    DE        Germany                                          2.5%                      4.5%                     2.9%
    GR        Greece                                           -                         0.6%                     -
    HK        Hong Kong                                        0.7%                      4.3%                     -
    IE        Ireland                                          0.1%                      2.0%                     -
    IL        Israel                                           0.1%                      -                        -
    IT        Italy                                            2.7%                      1.4%                     -
    JP        Japan                                            4.8%                     25.5%                     -
    LU        Luxembourg                                       0.7%                      0.4%                     -
    MY        Malaysia                                         0.3%                      -                        -
    MX        Mexico                                           0.6%                      1.7%                     0.1%
    NL        Netherlands                                      -                         8.6%                     -
    NZ        New Zealand                                      0.4%                      -                        -
    NO        Norway                                           0.2%                      0.7%                     -
    RU        Russian Federation                               -                         0.3%                     -
    SG        Singapore                                        0.3%                      2.7%                     -
    ZA        South Africa                                     0.1%                      -                        -
    KR        South Korea                                      0.2%                      2.3%                     -
    ES        Spain                                            1.1%                      2.1%                     -
    SE        Sweden                                           0.5%                      3.5%                     -
    CH        Switzerland                                      0.6%                     10.4%                     -
    TW        Taiwan                                           0.1%                      1.1%                     -
    UK        United Kingdom                                   3.9%                     15.8%                     0.6%
    US        United States                                   76.9%                      -                      107.5%
                                                             ---------------------------------------------------------
                                                             104.7%                    107.2%                   113.3%
              Other assets and liabilities, net               (4.7%)                    (7.2%)                  (13.3%)
                                                             ---------------------------------------------------------
                                                             100.0%                    100.0%                   100.0%
                                                             =========================================================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          FREMONT MUTUAL FUNDS, INC.
                          April 30, 2002 (Unaudited)


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                                       59

                          FREMONT MUTUAL FUNDS, INC.
                          April 30, 2002 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)


                                                                           INTERNATIONAL      NEW ERA
                                                                  GLOBAL       GROWTH          VALUE
                                                                   FUND         FUND            FUND
                                                              -----------------------------------------
ASSETS:
  Investments in securities at cost                              $ 679,358    $  38,161    $  41,794
  Repurchase agreements at cost                                      6,412           --          930
                                                                ----------   ----------   ----------
     TOTAL INVESTMENTS AT COST                                   $ 685,770    $  38,161    $  42,724
                                                                ==========   ==========   ==========
  Investments in securities at value                             $ 623,626    $  34,640    $  36,218
  Repurchase agreements at value                                     6,412           --          930
  Cash                                                               1,474           --           --
  Dividends and interest receivable                                  3,810          167           32
  Receivable for securities sold                                     7,469        1,520           --
  Receivable from sale of fund shares                                   10           10           --
  Receivable from management                                            --           15           --
  Variation margin receivable                                           31           --           --
  Unrealized appreciation on foreign currency contracts              1,593           79           --
  Unamortized organization costs                                        --           --           --
  Prepaid expenses                                                      30           15            9
  Other assets                                                          --           --           --
                                                                ----------   ----------   ----------
     TOTAL ASSETS                                                  644,455       36,446       37,189
                                                                ----------   ----------   ----------
 LIABILITIES:
  Demand loan payable to bank                                           --        3,544           --
  Liabilities for options written                                       90           --           --
  Income dividend payable                                               --           15           --
  Payable for securities purchased                                  38,480           42          828
  Payable for fund shares redeemed                                       7          405           --
  Unrealized depreciation on foreign currency contracts              3,327           55           --
  Unrealized depreciation on swaps                                     516           --           --
  Accrued expenses:
     Investment advisory, administrative and distribution fees         376           34           27
     Other                                                             198           37           45
                                                                ----------   ----------   ----------
     TOTAL LIABILITIES                                              42,994        4,132          900
                                                                ----------   ----------   ----------
NET ASSETS                                                       $ 601,461    $  32,314    $  36,289
                                                                ==========   ==========   ==========
Net assets consist of:
  Paid in capital                                                $ 732,000    $  45,771    $  43,073
  Undistributed net investment income (loss)                           313         (244)          (6)
  Unrealized appreciation (depreciation) on investments,
   options, swaps and futures                                      (56,212)      (3,521)      (5,576)
  Unrealized appreciation on foreign currency
   contracts and other assets and liabilities                       (2,584)          24           --
  Accumulated net realized (loss)                                  (72,056)      (9,716)      (1,202)
                                                                ----------   ----------   ----------
NET ASSETS                                                       $ 601,461    $  32,314    $  36,289
                                                                ==========   ==========   ==========
SHARES OF CAPITAL STOCK OUTSTANDING                                 55,868        4,165        4,768
                                                                ==========   ==========   ==========
NET ASSET VALUE PER SHARE                                        $   10.77    $    7.76    $    7.61
                                                                ==========   ==========   ==========


The Global Fund received premiums of $95 on options written and outstanding at April 30, 2002.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                    NEW ERA     STRUCTURED       U.S.       U.S.     REAL ESTATE
                                                                     GROWTH        CORE       SMALL CAP   MICRO-CAP   SECURITIES
                                                                      FUND         FUND          FUND       FUND         FUND
                                                                 -----------------------------------------------------------------
ASSETS:
  Investments in securities at cost                                $   1,805    $  74,622    $  47,236    $ 580,250    $  29,541
  Repurchase agreements at cost                                          135          116        8,000      106,312        1,060
                                                                   ---------    ---------    ---------    ---------    ---------
     TOTAL INVESTMENTS AT COST                                     $   1,940    $  74,738    $  55,236    $ 686,562    $  30,601
                                                                   =========    =========    =========    =========    =========
  Investments in securities at value                               $   1,842    $  85,431    $  40,255    $ 531,750    $  32,619
  Repurchase agreements at value                                         135          116        8,000      106,312        1,060
  Cash                                                                    --           --           61           --           --
  Dividends and interest receivable                                        1           57           --            4           --
  Receivable for securities sold                                          41           --           --          482           --
  Receivable from sale of fund shares                                     --           --            5          470           16
  Receivable from management                                              --           --            8           --           --
  Variation margin receivable                                             --           28           --           --           --
  Unrealized appreciation on foreign currency contracts                   --           --           --           --           --
  Unamortized organization costs                                          --           --            1           --            1
  Prepaid expenses                                                        10            7           10           --           10
  Other assets                                                            --           --           --           --           --
                                                                   ---------    ---------    ---------    ---------    ---------
     TOTAL ASSETS                                                      2,029       85,639       48,340      639,018       33,706
                                                                   ---------    ---------    ---------    ---------    ---------
LIABILITIES:
  Demand loan payable to bank                                             --           --           --           --           --
  Liabilities for options written                                         --           --           --           --           --
  Income dividend payable                                                 --           --           --           --           --
  Payable for securities purchased                                        --           --        1,549        5,306           50
  Payable for fund shares redeemed                                        --           18            1          586           11
  Unrealized depreciation on foreign currency contracts                   --           --           --           --           --
  Unrealized depreciation on swaps                                        --           --           --           --           --
  Accrued expenses:
     Investment advisory, administrative and distribution fees            11           47           45          642           39
     Other                                                                31           51           46           --           39
                                                                   ---------    ---------    ---------    ---------    ---------
     TOTAL LIABILITIES                                                    42          116        1,641        6,534          139
                                                                   ---------    ---------    ---------    ---------    ---------
NET ASSETS                                                         $   1,987    $  85,523    $  46,699    $ 632,484    $  33,567
                                                                   =========    =========    =========    =========    =========
Net assets consist of:
  Paid in capital                                                  $   2,036    $  87,104    $  69,692    $ 751,361    $  35,630
  Undistributed net investment income (loss)                              (4)         141         (301)      (4,156)         137
  Unrealized appreciation (depreciation) on investments,
   options, swaps and futures                                             37       10,645       (6,981)     (48,500)       3,078
  Unrealized appreciation on foreign currency                             --           --           --           --           --
   contracts and other assets and liabilities
  Accumulated net realized (loss)                                        (82)     (12,367)     (15,711)     (66,221)      (5,278)
                                                                   ---------    ---------    ---------    ---------    ---------
NET ASSETS                                                         $   1,987    $  85,523    $  46,699    $ 632,484    $  33,567
                                                                   =========    =========    =========    =========    =========
SHARES OF CAPITAL STOCK OUTSTANDING                                      215        7,629        4,186       24,364        3,624
                                                                   =========    =========    =========    =========    =========
NET ASSET VALUE PER SHARE                                          $    9.25    $   11.21    $   11.16    $   25.96    $    9.26
                                                                   =========    =========    =========    =========    =========


                                                                                           CALIFORNIA
                                                                            BOND           INTERMEDIATE  MONEY MARKET
                                                                            FUND          TAX-FREE FUND      FUND
                                                                      -------------------------------------------------
ASSETS:
  Investments in securities at cost                                    $   914,615    $    55,886    $   699,161
  Repurchase agreements at cost                                             43,638             --             93
                                                                       -----------    -----------    -----------
     TOTAL INVESTMENTS AT COST                                         $   958,253    $    55,886    $   699,254
                                                                       ===========    ===========    ===========
  Investments in securities at value                                   $   916,620    $    58,888    $   699,161
  Repurchase agreements at value                                            43,638             --             93
  Cash                                                                          --             94             --
  Dividends and interest receivable                                          7,084            705            481
  Receivable for securities sold                                            81,388             --             --
  Receivable from sale of fund shares                                          414             --            250
  Receivable from management                                                    34             --             --
  Unrealized appreciation on foreign currency contracts                        531             --             --
  Unrealized appreciation on swaps                                           2,756             --             --
  Prepaid expenses                                                              25              2              4
  Other assets                                                                  --             --              1
                                                                       -----------    -----------    -----------
     TOTAL ASSETS                                                        1,052,490         59,689        699,990
                                                                       -----------    -----------    -----------
LIABILITIES:
  Demand loan payable to bank                                                  163             --             --
  Liabilities for options written                                            2,252             --             --
  Income dividend payable                                                    2,921            208          1,012
  Payable for securities purchased                                         199,127            364             --
  Payable for fund shares redeemed                                              62             --             --
  Unrealized depreciatin on foreign currency contracts                         126             --             --
  Variation Margin Payable                                                      59             --             --
  Accrued expenses:
     Investment advisory, administrative and distribution fees                 371             41            206
     Other                                                                       8             32             38
                                                                       -----------    -----------    -----------
     TOTAL LIABILITIES                                                     205,089            645          1,256
                                                                       -----------    -----------    -----------
NET ASSETS                                                             $   847,401    $    59,044    $   698,734
                                                                       ===========    ===========    ===========
  Net assets consist of:
  Paid in capital                                                      $   849,028    $    56,180    $   698,755
  Undistributed net investment income (loss)                                (6,543)             5             --
  Unrealized appreciation on investments, options, swaps and futures         2,659          3,002             --
  Unrealized appreciation on foreign currency
   contracts and other assets and liabilities                                1,929             --             --
  Accumulated net realized gain (loss)                                         328           (143)           (21)
                                                                       -----------    -----------    -----------
NET ASSETS                                                             $   847,401    $    59,044    $   698,734
                                                                       ===========    ===========    ===========
SHARES OF CAPITAL STOCK OUTSTANDING                                         83,212          5,350        698,734
                                                                       ===========    ===========    ===========
NET ASSET VALUE PER SHARE                                              $     10.18    $     11.04    $      1.00
                                                                       ===========    ===========    ===========



The Bond Fund received premiums of $4,123 on options written and outstanding at April 30, 2002.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

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                                       63

                           FREMONT MUTUAL FUNDS, INC.
                   Six Months Ended April 30, 2002 (Unaudited)

STATEMENTS OF OPERATIONS
(ALL NUMBERS IN THOUSANDS)

                                                                                   INTERNATIONAL   NEW ERA
                                                                         GLOBAL        GROWTH       VALUE
                                                                          FUND          FUND        FUND
                                                                -------------------------------------------------
INVESTMENT INCOME:

      Interest                                                          $  4,133   $          21   $    15
      Dividends                                                            2,454             244       180
                                                                        --------   -------------   -------
           TOTAL INCOME*                                                   6,587             265       195
                                                                        --------   -------------   -------

EXPENSES:

      Investment advisory and administrative fees                          2,301             245       151
      Shareholder servicing fees                                             121              54        40
      Custody fees                                                           119              18         3
      Accounting fees                                                        221              12         9
      Audit and legal fees                                                    46              12         7
      Directors' fees                                                         16               5         5
      Registration fees                                                       19              12         7
      Reports to shareholders                                                 25              11         5
      Interest expense                                                         2              14        --
      Other                                                                    9               4         3
                                                                        --------   -------------   -------
           TOTAL EXPENSES BEFORE REDUCTIONS                                2,879             387       230
      Earned custody credits                                                  --              --        --
      Expenses waived and/or reimbursed by Advisor                            --             (68)      (28)
                                                                        --------   -------------   -------
           TOTAL NET EXPENSES                                              2,879             319       202
                                                                        --------   -------------   -------
                NET INVESTMENT INCOME (LOSS)                               3,708             (54)       (7)
                                                                        --------   -------------   -------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
           Investments                                                   (18,486)         (3,231)   (1,131)
           Futures                                                           926              --        --
           Swaps                                                             436              --        --
           Options                                                            20              --        --
           Foreign currency transactions                                     303          (2,268)       --
      Net unrealized appreciation (depreciation) on:
           Investments, options and futures                               27,861           9,258      (867)
           Translation of assets and liabilities in foreign currencies    (1,564)           (118)       --
                                                                        --------   -------------   -------
           Net realized and unrealized gain (loss) from investments
            and foreign currency                                           9,496           3,641    (1,998)
                                                                        --------   -------------   -------
                NET INCREASE (DECREASE) IN NET ASSETS RESULTING
                  FROM OPERATIONS                                       $ 13,204   $       3,587   $(2,005)
                                                                        ========   =============   =======

* NET OF FOREIGN TAXES WITHHELD OF $87 FOR THE GLOBAL FUND AND $35 FOR THE INTERNATIONAL GROWTH FUND.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                        NEW ERA   STRUCTURED     U.S.        U.S.      REAL ESTATE
                                                                        GROWTH       CORE      SMALL CAP   MICRO-CAP   SECURITIES
                                                                         FUND        FUND        FUND     .  FUND         FUND
                                                                        ------------------------------------------------------------
INVESTMENT INCOME:

      Interest                                                          $     1   $       42   $      79   $     909   $        11
      Dividends                                                               3          595          --          72           698
                                                                        -------   ----------   ---------   ---------   -----------
           TOTAL INCOME*                                                      4          637          79         981           709
                                                                        -------   ----------   ---------   ---------   -----------

EXPENSES:

      Investment advisory and administrative fees                             6          283         285       5,137           129
      Shareholder servicing fees                                              9           85          81          --            39
      Custody fees                                                            1           10          10          --             4
      Accounting fees                                                         6           12           9          --             6
      Audit and legal fees                                                   11           15          14          --            13
      Directors' fees                                                         3            6           5          --             4
      Registration fees                                                       9           10           9          --             6
      Reports to shareholders                                                 7           13          17          --             7
      Interest expense                                                       --           --          --          --            --
      Other                                                                   2            5           6          --             7
                                                                        -------   ----------   ---------   ---------   -----------
           TOTAL EXPENSES BEFORE REDUCTIONS                                  54          439         436       5,137           215
      Earned custody credits                                                 --           --          --          --            --
      Expenses waived and/or reimbursed by Advisor                          (46)          --         (56)         --           (21)
                                                                        -------   ----------   ---------   ---------   -----------
           TOTAL NET EXPENSES                                                 8          439         380       5,137           194
                                                                        -------   ----------   ---------   ---------   -----------
                NET INVESTMENT INCOME (LOSS)                                 (4)         198        (301)     (4,156)          515
                                                                        -------   ----------   ---------   ---------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:

           Investments                                                      (81)        (832)     (4,416)    (31,419)          291
           Futures                                                           --          302          --          --            --
           Swaps                                                             --           --          --          --            --
           Options                                                           --           --          --          --            --
           Foreign currency transactions                                     --           --          --          --            --
      Net unrealized appreciation (depreciation) on:
           Investments, options and futures                                  40        3,511       4,623      51,439         2,837
           Translation of assets and liabilities in foreign currencies       --           --          --          --            --
                                                                        -------   ----------   ---------   ---------   -----------
           Net realized and unrealized gain (loss) from investments
            and foreign currency                                            (41)       2,981         207      20,020         3,128
                                                                        -------   ----------   ---------   ---------   -----------
                NET INCREASE (DECREASE) IN NET ASSETS RESULTING
                  FROM OPERATIONS                                       $   (45)  $    3,179   $     (94)  $  15,864   $     3,643
                                                                        =======   ==========   =========   =========   ===========

* Net of foreign taxes withheld of $87 for the Global Fund and $35 for the International Growth Fund.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                    CALIFORNIA
                                                                          BOND     INTERMEDIATE    MONEY MARKET
                                                                          FUND     TAX-FREE FUND       FUND
                                                                      -------------------------------------------
INVESTMENT INCOME:

      Interest                                                          $ 19,306   $       1,430   $      8,765
                                                                        --------   -------------   ------------
           TOTAL INCOME                                                   19,306           1,430          8,765
                                                                        --------   -------------   ------------

EXPENSES:

      Investment advisory and administrative fees                          2,247             147          1,305
      Shareholder servicing fees                                              82              11             86
      Custody fees                                                            46               4             27
      Accounting fees                                                         78              11             49
      Audit and legal fees                                                    35              14             13
      Directors' fees                                                         14               5             12
      Registration fees                                                      131              --             36
      Reports to shareholders                                                 22               4              9
      Other                                                                    5               4             17
                                                                        --------   -------------   ------------
           TOTAL EXPENSES BEFORE REDUCTIONS                                2,660             200          1,554
      Earned custody credits                                                  (4)             (2)            --
      Expenses waived and/or reimbursed by Advisor                          (204)            (48)            --
                                                                        --------   -------------   ------------
           TOTAL NET EXPENSES                                              2,452             150          1,554
                                                                        --------   -------------   ------------
                NET INVESTMENT INCOME                                     16,854           1,280          7,211
                                                                        --------   -------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:

           Investments                                                    (1,334)            175              1
           Futures                                                        (1,144)             --             --
           Swaps                                                           6,498              --             --
           Options                                                         1,101              --             --
           Foreign currency transactions                                   2,271              --             --
      Net unrealized appreciation (depreciation) on:
           Investments, options and futures                              (24,682)           (858)            --
           Translation of assets and liabilities in foreign currencies       499              --             --
                                                                        --------   -------------   ------------
           Net realized and unrealized gain (loss) from investments
            and foreign currency                                         (16,791)           (683)             1
                                                                        --------   -------------   ------------
                NET INCREASE IN NET ASSETS RESULTING
                  FROM OPERATIONS                                       $     63   $         597   $      7,212
                                                                        ========   =============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                           FREMONT MUTUAL FUNDS, INC.
                           APRIL 30, 2002 (UNAUDITED)

                       This page left blank intentionally

                           FREMONT MUTUAL FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2001
(ALL NUMBERS IN THOUSANDS)

                                                                                                     INTERNATIONAL
                                                                                GLOBAL                  GROWTH
                                                                                 FUND                    FUND
                                                                         ---------------------   ---------------------
                                                                         04/30/02    10/31/01    04/30/02    10/31/01
                                                                         ---------   ---------   ---------   ---------
INCREASE (DECREASE) IN NET ASSETS:
      From operations:
           Net investment income (loss)                                  $   3,708   $  13,698   $     (54)  $      43
           Net realized (loss) from investments
             and transactions in written options and futures               (17,104)    (66,418)     (3,231)     (4,175)
           Net realized gain (loss) from foreign currency transactions         303       7,901      (2,268)        618
           Net unrealized appreciation (depreciation) on investments        27,861     (84,063)      9,258     (16,694)
           Net unrealized appreciation (depreciation) on translation of
             assets and liabilities in foreign currencies                   (1,564)     (8,103)       (118)        257
                                                                         ---------   ---------   ---------   ---------
                Net increase (decrease) in net assets from operations       13,204    (136,985)      3,587     (19,951)
                                                                         ---------   ---------   ---------   ---------
      Distributions to shareholders from:
           Net investment income                                            (6,242)     (9,076)        (21)       (885)
           Net realized gains                                                   --     (20,538)         --      (4,851)
           Paid in capital                                                      --      (1,607)         --          --
                                                                         ---------   ---------   ---------   ---------
                Total distributions to shareholders                         (6,242)    (31,221)        (21)     (5,736)
                                                                         ---------   ---------   ---------   ---------
      From capital share transactions:
           Proceeds from shares sold                                       103,236     668,867     206,445     354,617
           Reinvested dividends                                              6,193      30,959          14       3,147
           Payments for shares redeemed                                   (117,061)   (728,979)   (223,128)   (373,177)
                                                                         ---------   ---------   ---------   ---------
                Net increase (decrease) in net assets
                  from capital share transactions                           (7,632)    (29,153)    (16,669)    (15,413)
                                                                         ---------   ---------   ---------   ---------
           Net increase (decrease) in net assets                              (670)   (197,359)    (13,103)    (41,100)
Net assets at beginning of period                                          602,131     799,490      45,417      86,517
                                                                         ---------   ---------   ---------   ---------
NET ASSETS AT END OF PERIOD                                              $ 601,461   $ 602,131   $  32,314   $  45,417
                                                                         =========   =========   =========   =========
Undistrubuted net investment income (loss)                               $     313   $   3,280   $    (244)  $    (169)
                                                                         =========   =========   =========   =========
CAPITAL TRANSACTIONS IN SHARES:
      Sold                                                                   9,408      56,588      26,799      37,423
      Reinvested dividends                                                     563       2,493           2         307
      Redeemed                                                             (10,659)    (61,641)    (28,690)    (38,810)
                                                                         ---------   ---------   ---------   ---------
           Net increase (decrease) from capital share transactions            (688)     (2,560)     (1,889)     (1,080)
                                                                         =========   =========   =========   =========

* Period from 12/29/00 (date of inception) to 10/31/01.
+ Period from 09/28/01 (date of inception) to 10/31/01.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                               NEW ERA                NEW ERA
                                                                                VALUE                 GROWTH
                                                                                FUND                   FUND
                                                                         --------------------  --------------------
                                                                         04/30/02   10/31/01*  04/30/02   10/31/01+
                                                                         --------   ---------  --------   ---------
INCREASE (DECREASE) IN NET ASSETS:
      From operations:
           Net investment income (loss)                                  $     (7)  $      8   $     (4)  $     --
           Net realized (loss) from investments
             and transactions in written options and futures               (1,131)       (71)       (81)        (1)
           Net realized gain (loss) from foreign currency transactions         --         --         --         --
           Net unrealized appreciation (depreciation) on investments         (867)    (4,709)        40         (3)
           Net unrealized appreciation (depreciation) on translation of
             assets and liabilities in foreign currencies                      --         --         --         --
                                                                         --------   --------   --------   --------
                Net increase (decrease) in net assets from operations      (2,005)    (4,772)       (45)        (4)
                                                                         --------   --------   --------   --------
      Distributions to shareholders from:
           Net investment income                                               (7)        --         --         --
           Net realized gains                                                  --         --         --         --
           Paid in capital                                                     --         --         --         --
                                                                         --------   --------   --------   --------
                Total distributions to shareholders                            (7)        --         --         --
                                                                         --------   --------   --------   --------
      From capital share transactions:
           Proceeds from shares sold                                       18,526     34,016      1,542        500
           Reinvested dividends                                                 7         --         --         --
           Payments for shares redeemed                                    (7,423)    (2,053)        (6)        --
                                                                         --------   --------   --------   --------
                Net increase (decrease) in net assets
                  from capital share transactions                          11,110     31,963      1,536        500
                                                                         --------   --------   --------   --------
           Net increase (decrease) in net assets                            9,098     27,191      1,491        496
Net assets at beginning of period                                          27,191         --        496         --
                                                                         --------   --------   --------   --------
NET ASSETS AT END OF PERIOD                                              $ 36,289   $ 27,191   $  1,987   $    496
                                                                         ========   ========   ========   ========
Undistrubuted net investment income (loss)                               $     (6)  $      8   $     (4)  $     --
                                                                         ========   ========   ========   ========
CAPITAL TRANSACTIONS IN SHARES:
      Sold                                                                  2,214      3,661        166         50
      Reinvested dividends                                                      1         --         --         --
      Redeemed                                                               (884)      (224)        (1)        --
                                                                         --------   --------   --------   --------
           Net increase (decrease) from capital share transactions          1,331      3,437        165         50
                                                                         ========   ========   ========   ========

* Period from 12/29/00 (date of inception) to 10/31/01.
+ Period from 09/28/01 (date of inception) to 10/31/01.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                           STRUCTURED                U.S.
                                                                              CORE                 SMALL CAP
                                                                              FUND                   FUND
                                                                       --------------------   -------------------
                                                                       04/30/02   10/31/01    04/30/02   10/31/01
                                                                       --------   ---------   --------   --------
INCREASE (DECREASE) IN NET ASSETS:
      From operations:
           Net investment income (loss)                                $    198   $     641   $   (301)  $   (306)
           Net realized gain (loss) from investments
             and transactions in written options and futures               (530)    (10,832)    (4,416)    (9,372)
           Net unrealized appreciation (depreciation) on investments      3,511     (21,924)     4,623    (14,766)
                                                                       --------   ---------   --------   --------
                Net increase (decrease) in net assets from operations     3,179     (32,115)       (94)   (24,444)
                                                                       --------   ---------   --------   --------
      Distributions to shareholders from:
           Net investment income                                           (523)       (166)        --         --
           Net realized gains                                                --      (5,975)        --     (6,324)
           Paid in capital                                                   --          --         --         --
                                                                       --------   ---------   --------   --------
                Total distributions to shareholders                        (523)     (6,141)        --     (6,324)
                                                                       --------   ---------   --------   --------
      From capital share transactions:
           Proceeds from shares sold                                      9,123      25,408     25,790     81,821
           Reinvested dividends                                             517       5,750         --      6,094
           Payments for shares redeemed                                 (13,319)    (30,386)   (25,057)   (83,154)
                                                                       --------   ---------   --------   --------
                Net increase (decrease) in net assets
                  from capital share transactions                        (3,679)        772        733      4,761
                                                                       --------   ---------   --------   --------
           Net increase (decrease) in net assets                         (1,023)    (37,484)       639    (26,007)
Net assets at beginning of period                                        86,546     124,030     46,060     72,067
                                                                       --------   ---------   --------   --------
NET ASSETS AT END OF PERIOD                                            $ 85,523   $  86,546   $ 46,699   $ 46,060
                                                                       ========   =========   ========   ========
Undistributed net investment income (loss)                             $    141   $     467   $   (301)  $     --
                                                                       ========   =========   ========   ========
CAPITAL TRANSACTIONS IN SHARES:
      Sold                                                                  796       1,960      2,202      6,057
      Reinvested dividends                                                   45         428         --        417
      Redeemed                                                           (1,150)     (2,406)    (2,163)    (6,181)
                                                                       --------   ---------   --------   --------
           Net increase (decrease) from capital share transactions         (309)        (18)        39        293
                                                                       ========   =========   ========   ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                U.S.               REAL ESTATE
                                                                              MICRO-CAP            SECURITIES
                                                                                FUND                  FUND
                                                                        --------------------   -------------------
                                                                       04/30/02    10/31/01    04/30/02   10/31/01
                                                                       ---------   ---------   --------   --------
INCREASE (DECREASE) IN NET ASSETS:
      From operations:
           Net investment income (loss)                                $  (4,156)  $  (3,034)  $    515   $    880
           Net realized gain (loss) from investments
             and transactions in written options and futures             (31,419)    (31,170)       291        301
           Net unrealized appreciation (depreciation) on investments      51,439    (139,595)     2,837      1,160
                                                                       ---------   ---------   --------   --------
                Net increase (decrease) in net assets from operations     15,864    (173,799)     3,643      2,341
                                                                       ---------   ---------   --------   --------
      Distributions to shareholders from:
           Net investment income                                              --          --       (378)      (881)
           Net realized gains                                                 --     (65,293)        --         --
           Paid in capital                                                    --          --         --       (119)
                                                                       ---------   ---------   --------   --------
                Total distributions to shareholders                           --     (65,293)      (378)    (1,000)
                                                                       ---------   ---------   --------   --------
      From capital share transactions:
           Proceeds from shares sold                                     410,315     762,655     18,761      8,585
           Reinvested dividends                                               --      63,270        368        977
           Payments for shares redeemed                                 (393,954)   (812,547)    (7,270)   (18,289)
                                                                       ---------   ---------   --------   --------
                Net increase (decrease) in net assets
                  from capital share transactions                         16,361      13,378     11,859     (8,727)
                                                                       ---------   ---------   --------   --------
           Net increase (decrease) in net assets                          32,225    (225,714)    15,124     (7,386)
Net assets at beginning of period                                        600,259     825,973     18,443     25,829
                                                                       ---------   ---------   --------   --------
NET ASSETS AT END OF PERIOD                                            $ 632,484   $ 600,259   $ 33,567   $ 18,443
                                                                       =========   =========   ========   ========
Undistributed net investment income (loss)                             $  (4,156)  $      --   $    137   $     --
                                                                       =========   =========   ========   ========
CAPITAL TRANSACTIONS IN SHARES:
      Sold                                                                15,313      28,051      2,143      1,007
      Reinvested dividends                                                    --       2,342         41        119
      Redeemed                                                           (14,754)    (30,197)      (803)    (2,197)
                                                                       ---------   ---------   --------   --------
           Net increase (decrease) from capital share transactions           559         196      1,381     (1,071)
                                                                       =========   =========   ========   ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                     CALIFORNIA
                                                                                 BOND               INTERMEDIATE
                                                                                 FUND               TAX-FREE FUND
                                                                         -------------------------------------------
                                                                         04/30/02    10/31/01    04/30/02   10/31/01
                                                                         ---------   ---------   --------   --------
INCREASE (DECREASE) IN NET ASSETS:
      From operations:
           Net investment income                                         $  16,854   $  24,317   $  1,280   $  2,886
           Net realized gain (loss) from investments
             and transactions in written options and futures                 5,121      17,583        175         54
           Net realized gain from foreign currency transactions              2,271         816         --         --
           Net unrealized appreciation (depreciation) on investments       (24,682)     27,261       (858)     1,690
           Net unrealized appreciation on translation of
             assets and liabilities in foreign currencies                      499       6,390         --         --
                                                                         ---------   ---------   --------   --------
                Net increase in net assets from operations                      63      76,367        597      4,630
                                                                         ---------   ---------   --------   --------
      Distributions to shareholders from:
           Net investment income                                           (23,484)    (24,317)    (1,275)    (2,923)
           Net realized gains                                              (10,197)    (10,370)        --         --
                                                                         ---------   ---------   --------   --------
                Total distributions to shareholders                        (33,681)    (34,687)    (1,275)    (2,923)
                                                                         ---------   ---------   --------   --------
      From capital share transactions:
           Proceeds from shares sold                                       314,386     932,236      4,271      4,035
           Reinvested dividends                                             29,538      23,189        361        853
           Payments for shares redeemed                                   (384,228)   (303,232)   (10,063)    (4,242)
                                                                         ---------   ---------   --------   --------
                Net increase (decrease) in net assets
                  from capital share transactions                          (40,304)    652,193     (5,431)       646
                                                                         ---------   ---------   --------   --------
           Net increase (decrease) in net assets                           (73,922)    693,873     (6,109)     2,353
Net assets at beginning of period                                          921,323     227,450     65,153     62,800
                                                                         ---------   ---------   --------   --------
NET ASSETS AT END OF PERIOD                                              $ 847,401   $ 921,323   $ 59,044   $ 65,153
                                                                         =========   =========   ========   ========
Undistributed net investment income (loss)                               $  (6,543)  $     (87)  $      5   $      1
                                                                         =========   =========   ========   ========
CAPITAL TRANSACTIONS IN SHARES:
           Sold                                                             30,753      91,363        388        366
           Reinvested dividends                                              2,917       2,275         33         77
           Redeemed                                                        (37,623)    (29,838)      (908)      (386)
                                                                         ---------   ---------   --------   --------
                Net increase (decrease) from capital share transactions     (3,953)     63,800       (487)        57
                                                                         =========   =========   ========   ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                              MONEY MARKET
                                                                                  FUND
                                                                         -----------------------
                                                                         04/30/02     10/31/01
                                                                         ---------   -----------
INCREASE (DECREASE) IN NET ASSETS:
      From operations:
           Net investment income                                         $   7,211   $    33,827
           Net realized gain (loss) from investments
             and transactions in written options and futures                     1           (22)
           Net realized gain from foreign currency transactions                 --            --
           Net unrealized appreciation (depreciation) on investments            --            --
           Net unrealized appreciation on translation of
             assets and liabilities in foreign currencies                       --            --
                                                                         ---------   -----------
                Net increase in net assets from operations                   7,212        33,805
                                                                         ---------   -----------
      Distributions to shareholders from:
           Net investment income                                            (7,211)      (33,827)
           Net realized gains                                                   --            --
                                                                         ---------   -----------
                Total distributions to shareholders                         (7,211)      (33,827)
                                                                         ---------   -----------
      From capital share transactions:
           Proceeds from shares sold                                       434,807     1,577,870
           Reinvested dividends                                              6,113        33,153
           Payments for shares redeemed                                   (519,710)   (1,541,470)
                                                                         ---------   -----------
                Net increase (decrease) in net assets
                  from capital share transactions                          (78,790)       69,553
                                                                         ---------   -----------
           Net increase (decrease) in net assets                           (78,789)       69,531
Net assets at beginning of period                                          777,523       707,992
                                                                         ---------   -----------
NET ASSETS AT END OF PERIOD                                              $ 698,734   $   777,523
                                                                         =========   ===========
Undistributed net investment income (loss)                               $      --   $        --
                                                                         =========   ===========
CAPITAL TRANSACTIONS IN SHARES:
           Sold                                                            434,807     1,577,870
           Reinvested dividends                                              6,113        33,153
           Redeemed                                                       (519,710)   (1,541,470)
                                                                         ---------   -----------
                Net increase (decrease) from capital share transactions    (78,790)       69,553
                                                                         =========   ===========

                           FREMONT MUTUAL FUNDS, INC.
                      FINANCIAL HIGHLIGHTS - APRIL 30, 2002

                                                      (UNAUDITED)
FREMONT GLOBAL FUND                                   SIX MONTHS                        YEAR ENDED OCTOBER 31
-------------------                                     ENDED          --------------------------------------------------------
                                                    APRIL 30, 2002       2001        2000        1999        1998        1997
                                                    --------------     --------    --------    --------    --------    --------
SELECTED PER SHARE DATA
      FOR ONE SHARE OUTSTANDING DURING THE PERIOD
      NET ASSET VALUE, BEGINNING OF PERIOD          $        10.65     $  13.52    $  14.75    $  14.13    $  14.16    $  15.11
                                                    --------------     --------    --------    --------    --------    --------

      INCOME FROM INVESTMENT OPERATIONS
           Net investment income                               .07          .24         .39         .41         .34         .45
           Net realized and unrealized gain (loss)             .16        (2.56)        .89        1.89         .17        1.31
                                                    --------------     --------    --------    --------    --------    --------
                Total investment operations                    .23        (2.32)       1.28        2.30         .51        1.76
                                                    --------------     --------    --------    --------    --------    --------

      LESS DISTRIBUTIONS
           From net investment income                         (.11)        (.16)       (.54)       (.50)       (.25)       (.52)
           From net realized gains                              --         (.36)      (1.97)      (1.18)       (.29)      (2.19)
           Return of capital distribution                       --         (.03)         --          --          --          --
                                                    --------------     --------    --------    --------    --------    --------
                Total distributions                           (.11)        (.55)      (2.51)      (1.68)       (.54)      (2.71)
                                                    --------------     --------    --------    --------    --------    --------
      NET ASSET VALUE, END OF PERIOD                $        10.77     $  10.65    $  13.52    $  14.75    $  14.13    $  14.16
                                                    ==============     ========    ========    ========    ========    ========

TOTAL RETURN                                                  2.14%      (17.77)%      8.86%      17.37%       3.62%      13.01%
      Net assets, end of period (000s omitted)      $      601,461     $602,131    $799,490    $686,808    $631,165    $665,747
      Ratio of expenses to average net assets                  .94%*        .93%        .90%        .86%        .85%        .85%
      Ratio of net investment income to
       average net assets                                     1.21%*       1.97%       2.54%       2.85%       2.80%       2.66%
      Portfolio turnover rate                                   56%         173%        112%        113%         75%         48%

                                               (UNAUDITED)
FREMONT INTERNATIONAL GROWTH FUND              SIX MONTHS                               YEAR ENDED OCTOBER 31
---------------------------------                ENDED           -----------------------------------------------------------------
                                             APRIL 30, 2002        2001           2000          1999           1998          1997
                                            --------------       -------        -------        -------       -------       -------
SELECTED PER SHARE DATA
      FOR ONE SHARE OUTSTANDING DURING
        THE PERIOD

      NET ASSET VALUE, BEGINNING OF
        PERIOD                              $         7.50       $ 12.13        $ 13.01        $ 10.34       $ 10.37       $ 10.40
                                            --------------       -------        -------        -------       -------       -------

      INCOME FROM INVESTMENT OPERATIONS
           Net investment income (loss)               (.03)          .16             --(4)          --(4)        .05           .02
           Net realized and unrealized
             gain (loss)                               .29         (3.81)          (.28)          3.69           .03          (.02)
                                            --------------       -------        -------        -------       -------       -------
                Total investment operations            .26         (3.65)          (.28)          3.69           .08            --
                                            --------------       -------        -------        -------       -------       -------

      LESS DISTRIBUTIONS
           From net investment income                   --(4)       (.15)          (.02)          (.01)           --            --
           From net realized gains                      --          (.83)          (.58)         (1.01)         (.11)         (.03)
                                            --------------       -------        -------        -------       -------       -------
                Total distributions                     --(4)       (.98)          (.60)         (1.02)         (.11)         (.03)
                                            --------------       -------        -------        -------       -------       -------
      NET ASSET VALUE, END OF PERIOD        $         7.76       $  7.50        $ 12.13        $ 13.01       $ 10.34       $ 10.37
                                            ==============       =======        =======        =======       =======       =======

TOTAL RETURN                                          3.51%(1)    (32.21)%(1)     (2.54)%(1)     38.70%(1)       .80%(1)      (.01)%
      Net assets, end of period (000s
        omitted)                            $       32,314       $45,417        $86,517        $59,974       $41,623       $38,643
      Ratio of net expenses to average
        net assets(2)                                 1.50%*        1.50%          1.50%          1.50%         1.50%         1.50%
      Ratio of gross expenses to average
        net assets(2)                                 1.82%*        1.88%          1.70%          1.74%         1.65%         1.50%
      Ratio of net investment income
        (loss) to average net assets                  (.25)%*        .07%          (.04)%          .04%          .53%          .34%
      Portfolio turnover rate                           28%           50%            43%            76%          106%           95%

For footnote references, see "Notes to Financial Highlights" on page 80.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                     (UNAUDITED)
FREMONT NEW ERA VALUE FUND                                           SIX MONTHS       PERIOD FROM
--------------------------                                              ENDED         12/29/00 TO
                                                                   APRIL 30, 2002       10/31/01
                                                                   --------------     -----------
SELECTED PER SHARE DATA
      FOR ONE SHARE OUTSTANDING DURING THE PERIOD

      NET ASSET VALUE, BEGINNING OF PERIOD                         $         7.91     $     10.00
                                                                   --------------     -----------

      INCOME FROM INVESTMENT OPERATIONS
           Net realized and unrealized loss                                  (.30)          (2.09)
                                                                   --------------     -----------
                Total investment operations                                  (.30)          (2.09)
                                                                   --------------     -----------

      LESS DISTRIBUTIONS
           From net investment income                                          --(4)           --
                                                                   --------------     -----------
                Total distributions                                            --(4)           --
                                                                   --------------     -----------

      NET ASSET VALUE, END OF PERIOD                               $         7.61     $      7.91
                                                                   ==============     ===========

TOTAL RETURN(1)                                                             (3.77)%        (20.90)%
      Net assets, end of period (000s omitted)                     $       36,289     $    27,191
      Ratio of net expenses to average net assets(2)                         1.20%*          1.20%*
      Ratio of gross expenses to average net assets(2)                       1.36%*          2.09%*
      Ratio of net investment income (loss) to average net assets            (.04)%*          .06%*
      Portfolio turnover rate                                                  11%              5%

                                                            (UNAUDITED)
FREMONT NEW ERA GROWTH FUND                                 SIX MONTHS        PERIOD FROM
---------------------------                                    ENDED          9/28/01 TO
                                                          APRIL 30, 2002+      10/31/01+
                                                          ---------------     -----------
SELECTED PER SHARE DATA
      FOR ONE SHARE OUTSTANDING DURING THE PERIOD

      NET ASSET VALUE, BEGINNING OF PERIOD                $         9.91      $     10.00
                                                          ---------------     -----------

      LOSS FROM INVESTMENT OPERATIONS
           Net investment loss                                      (.02)(4)           --(4)
           Net realized and unrealized loss                         (.64)            (.09)
                                                          ---------------     -----------
                Total investment operations                         (.66)            (.09)
                                                          ---------------     -----------
      NET ASSET VALUE, END OF PERIOD                      $         9.25      $      9.91
                                                          ==============      ===========

TOTAL RETURN                                                       (7.50)%           (.90)%(2)
      Net assets, end of period (000s omitted)            $        1,987      $       496
      Ratio of net expenses to average net assets                   1.40%*            .15%
      Ratio of gross expenses to average net assets                 9.78%*           4.02%
      Ratio of net investment loss to average net assets            (.72)%*          (.04)%
      Portfolio turnover rate                                         48%               2%

+ The Fund commenced operations on September 28, 2001 with an initial investment of $500,000 by the Adviser in order to test certain investment strategies intended to achieve the Fund's objective. The Fund was closed to the public and the Advisor was the Fund's only shareholder for the period September 28, 2001 to December 31, 2001. On December 31, 2001, the Fund underwent a 1.082:1 stock split to adjust the net asset value per share of the Fund from $10.82 to $10.00, and commenced public operations in accordance with its investment objectives. The Financial Highlights have been adjusted to reflect the December 31, 2001 stock split.

For footnote references, see "Notes to Financial Highlights" on page 80.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                              (UNAUDITED)
FREMONT STRUCTURED CORE FUND                  SIX MONTHS                            YEAR ENDED OCTOBER 31
----------------------------                    ENDED           ----------------------------------------------------------
                                            APRIL 30, 2002        2001        2000        1999        1998          1997
                                            --------------      --------    --------    --------    --------      --------
SELECTED PER SHARE DATA
      FOR ONE SHARE OUTSTANDING DURING
        THE PERIOD

      NET ASSET VALUE, BEGINNING OF
        PERIOD                              $        10.90      $  15.59    $  15.70    $  15.56    $  14.96      $  15.02
                                            --------------      --------    --------    --------    --------      --------

      INCOME FROM INVESTMENT OPERATIONS
           Net investment income                       .03           .08         .10         .14         .20           .20
           Net realized and unrealized
             gain (loss)                               .35         (4.00)        .98        3.20         .87          3.43
                                            --------------      --------    --------    --------    --------      --------
                Total investment
                  operations                           .38         (3.92)       1.08        3.34        1.07          3.63
                                            --------------      --------    --------    --------    --------      --------

      LESS DISTRIBUTIONS
           From net investment income                 (.07)         (.02)       (.11)       (.16)       (.17)         (.22)
           From net realized gains                      --          (.75)      (1.08)      (3.04)       (.30)        (3.47)
                                            --------------      --------    --------    --------    --------      --------
                Total distributions                   (.07)         (.77)      (1.19)      (3.20)       (.47)        (3.69)
                                            --------------      --------    --------    --------    --------      --------
      NET ASSET VALUE, END OF PERIOD        $        11.21      $  10.90    $  15.59    $  15.70    $  15.56      $  14.96
                                            ==============      ========    ========    ========    ========      ========

TOTAL RETURN                                          3.47%       (26.07)%      7.18%      24.24%       7.30%        29.26%
      Net assets, end of period (000s
        omitted)                            $       85,523      $ 86,546    $124,030    $142,759    $159,375      $147,641
      Ratio of net expenses to average net
        assets                                        1.01%*         .93%        .87%        .82%        .82%          .85%
      Ratio of gross expenses to average
        net assets                                    1.01%*         .93%         --%         --%         --%           --%
      Ratio of net investment income to
        average net assets                             .45%*         .61%        .58%        .82%       1.25%         1.44%
      Portfolio turnover rate                           41%           69%         68%         80%        111%           48%

                                               (UNAUDITED)
FREMONT U.S. SMALL CAP FUND                    SIX MONTHS                 YEAR ENDED OCTOBER 31            PERIOD FROM
---------------------------                      ENDED          ---------------------------------------    09/24/97 TO
                                             APRIL 30, 2002       2001       2000       1999      1998       10/31/97
                                             --------------     -------    -------    -------    ------    -----------
SELECTED PER SHARE DATA
      FOR ONE SHARE OUTSTANDING DURING
        THE PERIOD

      NET ASSET VALUE, BEGINNING OF
        PERIOD                               $        11.11     $ 18.70    $ 15.74    $  8.87    $ 9.57    $     10.00
                                             --------------     -------    -------    -------    ------    -----------

      INCOME FROM INVESTMENT OPERATIONS
           Net investment income (loss)                (.07)       (.07)      (.08)      (.02)     (.04)           .02
           Net realized and unrealized
             gain (loss)                                .12       (5.84)      4.42       7.49      (.66)          (.42)
                                             --------------     -------    -------    -------    ------    -----------
                Total investment operations             .05       (5.91)      4.34       7.47      (.70)          (.40)
                                             --------------     -------    -------    -------    ------    -----------

      LESS DISTRIBUTIONS
           From net investment income                    --          --         --         --        --(4)        (.02)
           From net realized gains                       --       (1.68)     (1.38)      (.60)       --(4)        (.01)
                                             --------------     -------    -------    -------    ------    -----------
                Total distributions                      --       (1.68)     (1.38)      (.60)       --(4)        (.03)
                                             --------------     -------    -------    -------    ------    -----------
      NET ASSET VALUE, END OF PERIOD         $        11.16     $ 11.11    $ 18.70    $ 15.74    $ 8.87    $      9.57
                                             ==============     =======    =======    =======    ======    ===========

TOTAL RETURN(1)                                         .45%     (33.73)%    27.75%     84.60%    (7.29)%        (4.06)%
      Net assets, end of period (000s
        omitted)                             $       46,699     $46,060    $72,067    $29,579    $7,367    $     5,350
      Ratio of net expenses to average
        net assets(2)                                  1.53%*      1.50%      1.50%      1.50%     1.50%          1.50%*
      Ratio of gross expenses to average
        net assets(2)                                  1.76%*      1.89%      1.83%      2.15%     2.85%          3.32%*
      Ratio of net investment income (loss)
        to average net assets                         (1.21)%*     (.52)%     (.45)%     (.75)%    (.52)%         1.81%*
      Portfolio turnover rate                            61%        134%       148%       161%      273%             8%

For footnote references, see "Notes to Financial Highlights" on page 80.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                 (UNAUDITED)
FREMONT U.S. MICRO-CAP FUND                       SIX MONTHS                         YEAR ENDED OCTOBER 31
---------------------------                         ENDED          --------------------------------------------------------
                                                APRIL 30, 2002       2001        2000        1999        1998        1997
                                                --------------     --------    --------    --------    --------    --------
SELECTED PER SHARE DATA
      FOR ONE SHARE OUTSTANDING DURING THE
        PERIOD

      NET ASSET VALUE, BEGINNING OF PERIOD      $        25.22     $  34.99    $  28.36    $  16.34    $  22.69    $  19.63
                                                --------------     --------    --------    --------    --------    --------

      INCOME FROM INVESTMENT OPERATIONS
           Net investment income (loss)                   (.17)        (.13)        .02        (.18)       (.25)       (.10)
           Net realized and unrealized
             gain (loss)                                   .91        (6.69)      13.03       17.94       (4.86)       5.60
                                                --------------     --------    --------    --------    --------    --------
                Total investment operations                .74        (6.82)      13.05       17.76       (5.11)       5.50
                                                --------------     --------    --------    --------    --------    --------

      LESS DISTRIBUTIONS
           From net investment income                       --           --        (.02)         --          --          --
           From net realized gains                          --        (2.95)      (6.40)      (5.74)      (1.24)      (2.44)
                                                --------------     --------    --------    --------    --------    --------
                Total distributions                       --          (2.95)      (6.42)      (5.74)      (1.24)      (2.44)
                                                --------------     --------    --------    --------    --------    --------
      NET ASSET VALUE, END OF PERIOD            $        25.96     $  25.22    $  34.99    $  28.36    $  16.34    $  22.69
                                                ==============     ========    ========    ========    ========    ========

TOTAL RETURN                                              2.93%      (20.05)%     46.07%     110.46%     (23.45)%     28.80%(1)
      Net assets, end of period (000s omitted)  $      632,484     $600,259    $825,973    $300,503    $120,016    $171,507
      Ratio of net expenses to average net
        assets(2,3)                                       1.57%*       1.60%       1.57%       1.82%       1.94%       1.88%
      Ratio of gross expenses to average net
        assets(2,3)                                       1.57%*       1.60%       1.57%       1.82%       1.94%       1.90%
      Ratio of net investment income (loss)
        to average net assets                            (1.27)%*      (.47)%       .06%       (.97)%     (1.22)%      (.67)%
      Portfolio turnover rate                               29%          93%        117%        164%        170%        125%

                                                             (UNAUDITED)
FREMONT REAL ESTATE SECURITIES FUND                          SIX MONTHS            YEAR ENDED OCTOBER 31       PERIOD FROM
-----------------------------------                             ENDED         -----------------------------    12/31/97 TO
                                                           APRIL 30, 2002       2001       2000       1999       10/31/98
                                                           --------------     -------    -------    -------    -----------
SELECTED PER SHARE DATA
      FOR ONE SHARE OUTSTANDING DURING THE PERIOD

      NET ASSET VALUE, BEGINNING OF PERIOD                 $         8.22     $  7.79    $  7.51    $  7.98    $     10.00
                                                           --------------     -------    -------    -------    -----------

      INCOME FROM INVESTMENT OPERATIONS
           Net investment income                                      .18         .21        .43        .35            .19
           Net realized and unrealized gain (loss)                   1.00         .61        .35       (.34)         (2.07)
                                                           --------------     -------    -------    -------    -----------
                Total investment operations                          1.18         .82        .78        .01          (1.88)
                                                           --------------     -------    -------    -------    -----------

      LESS DISTRIBUTIONS
           From net investment income                                (.14)       (.36)      (.43)      (.39)          (.14)
           From net realized gains                                     --          --         --         --             --
           Return of capital distribution                              --        (.03)      (.07)      (.09)            --
                                                           --------------     -------    -------    -------    -----------
                Total distributions                                  (.14)       (.39)      (.50)      (.48)          (.14)
                                                           --------------     -------    -------    -------    -----------
      NET ASSET VALUE, END OF PERIOD                       $         9.26     $  8.22    $  7.79    $  7.51    $      7.98
                                                           ==============     =======    =======    =======    ===========

TOTAL RETURN(1)                                                     14.38%      10.43%     10.59%      (.07)%       (18.78)%
      Net assets, end of period (000s omitted)             $       33,567     $18,443    $25,829    $31,499    $    33,482
      Ratio of net expenses to average net assets(2,6)               1.50%*      1.50%      1.50%      1.50%          1.09%*
      Ratio of gross expenses to average net assets(2,6)             1.67%*      2.06%      2.10%      1.88%          1.80%*
      Ratio of net investment income
       to average net assets                                         4.00%*      4.14%      5.51%      4.32%          4.10%*
      Portfolio turnover rate                                          16%        122%        91%       198%           196%

For footnote references, see "Notes to Financial Highlights" on page 80.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                          (UNAUDITED)
BOND FUND                                                 SIX MONTHS                        YEAR ENDED OCTOBER 31
---------                                                   ENDED          -------------------------------------------------------
                                                        APRIL 30, 2002       2001        2000        1999        1998        1997
                                                        --------------     --------    --------    --------    --------    -------
SELECTED PER SHARE DATA
      FOR ONE SHARE OUTSTANDING DURING THE PERIOD

      NET ASSET VALUE, BEGINNING OF PERIOD              $        10.57     $   9.73    $   9.66    $  10.44    $  10.23    $  9.99
                                                        --------------     --------    --------    --------    --------    -------

      INCOME FROM INVESTMENT OPERATIONS
           Net investment income                                   .21          .54         .61         .60         .60        .67
           Net realized and unrealized gain (loss)                (.18)         .95         .15        (.60)        .41        .25
                                                        --------------     --------    --------    --------    --------    -------
                Total investment operations                        .03         1.49         .76        --          1.01        .92
                                                        --------------     --------    --------    --------    --------    -------

      LESS DISTRIBUTIONS
           From net investment income                             (.29)        (.53)       (.69)       (.60)       (.62)      (.66)
           From net realized gains                                (.13)        (.12)       --          (.18)       (.18)      (.02)
                                                        --------------     --------    --------    --------    --------    -------
                Total distributions                               (.42)        (.65)       (.69)       (.78)       (.80)      (.68)
                                                        --------------     --------    --------    --------    --------    -------
      NET ASSET VALUE, END OF PERIOD                    $        10.18     $  10.57    $   9.73    $   9.66    $  10.44    $ 10.23
                                                        ==============     ========    ========    ========    ========    =======

TOTAL RETURN(1)                                                    .35%       15.79%       8.33%        .01%      10.31%      9.54%
      Net assets, end of period (000s omitted)          $      847,401     $921,323    $227,450    $184,435    $228,001    $90,302
      Ratio of net expenses to average net assets(2,7)             .60%*        .57%       1.83%        .60%        .60%       .61%
      Ratio of gross expenses to average net assets(2,7)           .65%*        .63%       1.90%        .67%        .72%       .76%
      Ratio of net investment income
       to average net assets                                      4.13%*       4.90%       6.44%       6.01%       5.92%      6.40%
      Portfolio turnover rate                                      172%         160%        176%        298%        256%       191%

FREMONT CALIFORNIA                                        (UNAUDITED)
INTERMEDIATE TAX-FREE FUND                                SIX MONTHS                       YEAR ENDED OCTOBER 31
--------------------------                                   ENDED          ---------------------------------------------------
                                                         APRIL 30, 2002       2001       2000       1999       1998       1997
                                                         --------------     -------    -------    -------    -------    -------
SELECTED PER SHARE DATA
      FOR ONE SHARE OUTSTANDING DURING THE PERIOD

      NET ASSET VALUE, BEGINNING OF PERIOD               $        11.16     $ 10.87    $ 10.67    $ 11.25    $ 10.99    $ 10.80
                                                         --------------     -------    -------    -------    -------    -------

      INCOME FROM INVESTMENT OPERATIONS
           Net investment income                                    .24         .51        .50        .51        .51        .51
           Net realized and unrealized gain (loss)                 (.12)        .29        .21       (.58)       .26        .20
                                                         --------------     -------    -------    -------    -------    -------
                Total investment operations                         .12         .80        .71       (.07)       .77        .71
                                                         --------------     -------    -------    -------    -------    -------

      LESS DISTRIBUTIONS
           From net investment income                              (.24)       (.51)      (.51)      (.51)      (.51)      (.51)
           From net realized gains                                   --          --         --         --         --       (.01)
                                                         --------------     -------    -------    -------    -------    -------
                Total distributions                                (.24)       (.51)      (.51)      (.51)      (.51)      (.52)
                                                         --------------     -------    -------    -------    -------    -------
      NET ASSET VALUE, END OF PERIOD                     $        11.04     $ 11.16    $ 10.87    $ 10.67    $ 11.25    $ 10.99
                                                         ==============     =======    =======    =======    =======    =======

TOTAL RETURN(1)                                                    1.11%       7.49%      6.78%      (.68)%     7.16%      6.75%
      Net assets, end of period (000s omitted)           $       59,044     $65,153    $62,800    $63,919    $64,011    $64,309
      Ratio of net expenses to average net assets(2)                .51%*       .49%       .49%       .45%       .47%       .49%
      Ratio of gross expenses to average net assets(2)              .68%*       .69%       .70%       .64%       .67%       .69%
      Ratio of net investment income
        to average net assets                                      4.42%*      4.57%      4.70%      4.59%      4.55%      4.72%
      Portfolio turnover rate                                         2%          6%        13%         6%         9%         6%

For footnote references, see "Notes to Financial Highlights" on page 80.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                              (UNAUDITED)
FREMONT MONEY MARKET FUND                     SIX MONTHS                             YEAR ENDED OCTOBER 31
-------------------------                       ENDED          --------------------------------------------------------------
                                            APRIL 30, 2002       2001        2000        1999           1998           1997
                                            --------------     --------    --------    --------       --------       --------
SELECTED PER SHARE DATA
      FOR ONE SHARE OUTSTANDING DURING
        THE PERIOD

      NET ASSET VALUE, BEGINNING OF
        PERIOD                              $         1.00     $   1.00    $   1.00    $   1.00       $   1.00       $   1.00
                                            --------------     --------    --------    --------       --------       --------

      INCOME FROM INVESTMENT OPERATIONS
           Net investment income                       .01          .05         .06         .05            .05            .05
                                            --------------     --------    --------    --------       --------       --------
                Total investment
                  operations                           .01          .05         .06         .05            .05            .05
                                            --------------     --------    --------    --------       --------       --------

      LESS DISTRIBUTIONS
           From net investment income                 (.01)        (.05)       (.06)       (.05)          (.05)          (.05)
           From net realized gains                    --           --          --          --             --             --
                                            --------------     --------    --------    --------       --------       --------
                Total distributions                   (.01)        (.05)       (.06)       (.05)          (.05)          (.05)
                                            --------------     --------    --------    --------       --------       --------

      NET ASSET VALUE, END OF PERIOD        $         1.00     $   1.00    $   1.00    $   1.00       $   1.00       $   1.00
                                            ==============     ========    ========    ========       ========       ========

TOTAL RETURN                                           .99%        4.67%       5.99%       4.89%(1)       5.45%(1)       5.39%(1)
      Net assets, end of period (000s
        omitted)                            $      698,734     $777,523    $707,992    $760,950       $717,291       $433,152
      Ratio of net expenses to average net
        assets(2,5)                                    .43%*        .42%        .42%        .37%           .29%           .30%
      Ratio of gross expenses to
       average net assets(2,5)                         .43%*        .42%        .42%        .42%           .44%           .45%
      Ratio of net investment income to
        average net assets                            1.99%*       4.54%       5.80%       4.83%          5.33%          5.26%

For footnote references, see "Notes to Financial Highlights" on page 80.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Highlights - April 30, 2002 (Unaudited)

The following notes relate to the Financial Highlights of the Funds presented on pages 74 through 79:

          (1) Total return would have been lower had the advisor not waived and/or reimbursed expenses. Total return is not annualized in periods less than one year.

          (2) See Note 4 of "Notes to Financial Statements."

          (3) Management fees were voluntarily waived from February 1, 1995 to January 8, 1997.

          (4) Less than $0.01 per share.

          (5) Administrative fees were voluntarily waived in their entirety prior to March 1, 1999.

          (6) Operating expenses were voluntarily limited to 0.50% prior to July 1, 1998.

          (7) Administrative fees were voluntarily waived in their entirety prior to March 1, 1998.

          * Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2002 (Unaudited)
            (All dollars in thousands except par and exercise prices)

1.    SIGNIFICANT ACCOUNTING POLICIES

           Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in thirteen series, ten of which (the "Funds") are covered by this report. Each of the Funds has its own investment objective and maintains a totally separate investment portfolio.

           The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States for investment companies.

      A.   SECURITY VALUATION

           Investments, including futures and options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value.

           As permitted under Rule 2a-7 of the Investment Company Act of 1940, securities in the Money Market Fund are valued at amortized cost, which approximates value.

      B.   SECURITY TRANSACTIONS

           Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and Federal income tax purposes.

      C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

           Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. The Investment Company allocates its general expenses to each Fund based upon their relative net assets or the nature of the services performed and their applicability to each Fund.

           Dividends received by the Real Estate Securities Fund may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

      D.   INCOME TAXES

           No provision for federal income taxes is required since each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains, if any, to shareholders.

           Distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for foreign currency transactions, losses deferred due to wash sale rules, the classification of gains/losses related to paydowns and certain futures and options transactions.

           Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and will remain in undistributed net investment income or loss or accumulated realized gains or losses. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

           For Federal income tax purposes, the following Funds have capital loss carryforwards at October 31, 2001 that may reduce distributions of realized gains in future years.

                                                                                             REAL   CALIFORNIA
                                     NEW ERA    NEW ERA                                     ESTATE  INTERMEDIATE  MONEY
              GLOBAL  INTERNATIONAL   VALUE     GROWTH  STRUCTURED  U.S. SMALL U.S. MICRO SECURITIES  TAX-FREE    MARKET
EXPIRING IN    FUND    GROWTH FUND    FUND       FUND    CORE FUND   CAP FUND   CAP FUND     FUND      FUND       FUND
------------------------------------------------------------------------------------------------------------------------
2006          $    --    $    --    $    --    $    --    $    --    $    --    $    --    $ 1,235    $    --    $    --
2007               --         --         --         --         --         --         --      1,169         --         --
2008               --         --         --         --         --         --         --         --        319         --
2009           53,105      3,663         62        826     10,494     10,063     30,054      3,069         --         22
              ----------------------------------------------------------------------------------------------------------
              $53,105    $ 3,663    $    62    $   826    $10,494    $10,063    $30,054    $ 5,473    $   319    $    22
              ==========================================================================================================

      E.   ACCOUNTING ESTIMATES

           The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

      F.   FOREIGN CURRENCY TRANSLATION

           The market values of foreign securities, currency holdings, and other assets and liabilities are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Realized gain (loss) related to foreign currency futures and options on foreign currency is also reported under this heading. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain
           (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments.

2.    REPURCHASE AGREEMENTS

           Each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. The seller must maintain collateral with the Funds' custodian equal to at least 100% of the repurchase price, including accrued interest. At April 30, 2002, all outstanding repurchase agreements held by the Funds had been entered into on that day.

3.    DERIVATIVE FINANCIAL INSTRUMENTS

           Consistent with their investment objectives, certain Funds have the following practices to manage exposure to certain risks or enhance performance. The investment objectives, policies, program, and risk factors of the Funds are described more fully in the Funds' prospectus and statement of additional information.

                  Purchase or sell interest rate, stock index and foreign currency futures in order to obtain market exposure, increase liquidity, hedge against changes in the prevailing levels of stock values, interest rates, or currency exchange rates to establish more definitely the effective return on securities or currencies held or intended to be acquired.

                  Invest in index and currency exchange rate swap agreements for purposes of attempting to obtain a particularly desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

                  Write covered put and call options in an attempt to generate additional premium income, and in the case of put options to acquire the underlying security at a price lower than the current market price.

                  Purchase put options on an underlying security, interest rate or currency as a defensive technique to protect against an anticipated decline in the value of the security or currency.

                  Purchase call options for purposes of obtaining exposure to the underlying securities or currencies, or to increase its current return or avoid tax consequences which could reduce its current return. Call options may also be purchased for purposes of acquiring the underlying security.

               Engage in forward currency transactions in anticipation of, or to protect the Fund against fluctuations in exchange rates.

           In the case of swap agreements and foreign currency contracts, the Funds are subjected to the risk that the counter party might not meet the terms of the agreement. This risk is mitigated by dealing only with well-established security dealers or banks that are members of the Federal Reserve System.

      A.   FUTURES

           A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Risks exist due to the possible illiquidity of the futures market and from the possibility of adverse movements in security and currency values.

           At April 30, 2002, the open futures contracts were as follows:

                                                                      NET UNREALIZED
                               CONTRACTS  EXPIRATION     NOTIONAL      APPRECIATION
                                 TO BUY     DATE          AMOUNT      (DEPRECIATION)
                              ------------------------------------------------------
GLOBAL FUND
UK Gilt                              4    Sep '02    L            500     $      6
UK Gilt                              4    Dec '02    L            500            4
Japanese 10 Year
   Government Bond                  70    Jun '02    Y         70,000           53
Australian 3 Year
   Treasury Bond                     2    Jun '02    AUD           --            1
Canadian 10 Year
   Government Bond                  29    Jun '02    CAD        2,900          (12)
German 10 Year
   Government Euro Bond             69    Jun '02    EURO      69,000          (11)
                                                                          ----------
                                                                          $     41
                                                                          ==========
STRUCTURED CORE
June S&P 500 Index                   9    Jun '02    $          2,588     $   (165)
                                                                          ----------
                                                                          $   (165)
                                                                          ==========
BOND FUND
30 Year U.S. Treasury Bond       1,450    Jun '02    $         14,500          254
                                                                          ----------
                                                                          $    254
                                                                          ==========
                                                                       NET UNREALIZED
                               CONTRACTS EXPIRATION      NOTIONAL       APPRECIATION
                                TO SELL     DATE          AMOUNT       (DEPRECIATION)
                              -------------------------------------------------------
GLOBAL FUND
German 2 Year Government
   Euro Bond                         4    Jun '02    EURO       4,000           --
UK 10 Year Gilt                     43    Jun '02    L            500            8
German 5 Year Government
   Euro Bond                         2    Jun '02    EURO         200           --
Australian 10 Year
   Treasury Bond                    24    Jun '02    AUD           --          (18)
                                                                          ----------
                                                                          $    (10)
                                                                          ==========
BOND FUND
June 10 Year U.S.
   Treasury Note                   790    Jun '02    $          7,900     $   (217)
                                                                          ----------
                                                                          $   (217)
                                                                          ==========

           Various U.S. Treasury securities, as footnoted on the Schedule of Investments in Securities and Net Assets, were held by brokers to satisfy the initial margin requirements related to these contracts.

      B.   SWAP AGREEMENTS

           In a swap transaction, two parties agree to exchange the returns earned or realized on particular predetermined investments.

           At April 30, 2002, the Funds had the following open swap agreements:

                                                                              UNREALIZED
                                              MATURITY                       APPRECIATION/
         PAY                RECEIVE             DATE       NOTIONAL AMOUNT  (DEPRECIATION)
-------------------------------------------------------------------------------------------
GLOBAL FUND
   Fixed Rate 0.200%     6 Month LIBOR        03/17/03    Y   1,300,000,000     $    (8)
   Fixed Rate 2.035%     6 Month LIBOR        05/18/10    Y      65,000,000         (39)
   Fixed Rate 1.310%     6 Month LIBOR        07/14/05    Y      78,000,000         (21)
   Fixed Rate 6.069%     6 Month LIBOR        08/25/30    EURO      400,000         (22)
   Fixed Rate 5.906%     3 Month HIBOR        07/11/06    HK$     8,000,000         (44)
   3 Month LIBOR         Fixed Rate 5.710%    07/11/06    $       1,000,000          38
   3 Month LIBOR         Fixed Rate 5.440%    03/19/06    $       1,600,000          48
   Fixed Rate 5.550%     3 Month HIBOR        03/16/06    HK$    12,800,000         (52)
   Fixed Rate 6.000%     3 Month LIBOR        06/15/11    $       4,600,000          38
   Fixed Rate 5.250%     6 Month LIBOR        09/15/02    L       3,700,000         (17)
   Fixed Rate 5.250%     6 Month LIBOR        09/19/02    L      10,000,000         (48)
   6 Month LIBOR         Fixed Rate 5.250%    03/19/06    L       3,500,000         (43)
   Fixed Rate 0.2125%    6 Month LIBOR        05/17/04    Y     430,000,000          (6)
   Fixed Rate 5.500%     6 Month LIBOR        03/15/16    L         700,000           1
   3 Month LIBOR         Fixed Rate 4.500%    12/18/03    $       1,400,000           6
   Fixed Rate 6.000%     3 Month LIBOR        06/17/07    $       3,700,000        (153)
   Fixed Rate 6.000%     3 Month LIBOR        06/17/12    $       8,900,000        (187)
   Fixed Rate 6.000%     3 Month LIBOR        06/17/22    $       2,700,000          34
   Fixed Rate 6.000%     3 Month LIBOR        06/17/12    $       8,600,000        (180)
   Fixed Rate 5.000%     6 Month LIBOR        06/17/12    EURO    3,800,000         106
   Fixed Rate 5.000%     6 Month LIBOR        03/15/17    L       3,000,000          57
   6 Month LIBOR         Fixed Rate 6.000%    06/15/17    EURO    5,000,000         (23)
                                                                                -------
                                                                                $  (516)
                                                                                =======
BOND FUND
   3 Month LIBOR         Fixed Rate 6.000%    12/18/03    $         300,000     $     6
   3 Month LIBOR         Fixed Rate 6.000%    06/17/07    $      48,600,000       2,678
   3 Month LIBOR         Fixed Rate 6.000%    06/17/07    $         300,000          12
   6 Month LIBOR         Fixed Rate 5.000%    03/15/17    L       1,200,000          23
   6 Month LIBOR         Fixed Rate 5.000%    03/15/17    L         600,000          11
   6 Month LIBOR         Fixed Rate 5.000%    03/15/07    L       3,200,000          60
   6 Month LIBOR         Fixed Rate 5.000%    03/15/32    L       1,800,000         (26)
   6 Month LIBOR         Fixed Rate 6.000%    03/15/17    EURO      900,000          (4)
   6 Month LIBOR         Fixed Rate 6.000%    03/15/32    EURO   33,000,000          29
   6 Month LIBOR         Fixed Rate 6.000%    03/15/17    EURO    7,100,000         (33)
                                                                                -------
                                                                                $ 2,756
                                                                                =======

      C.   OPTIONS

           Certain Funds may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options purchased are recorded as investments, whereas options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss it the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized gain as gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. The risks include unfavorable change in the price of the security or currency underlying the security.

           Transactions in written put and call options for the six months ended April 30, 2002 for the Global Fund and the Bond Fund were as follows:

                                                  GLOBAL FUND                  BOND FUND
                                                  -----------                  ---------
                                            AMOUNT OF      NUMBER OF    AMOUNT OF     NUMBER OF
                                            PREMIUMS       CONTRACTS    PREMIUMS      CONTRACTS
                                         ---------------------------------------------------------
Options outstanding at October 31, 2001      $    48        10,028       $ 1,437         2,457
Options sold                                      95         1,823         4,123        66,856
Options cancelled in closing purchase
   transactions                                   --            --            --            --
Options expired prior to exercise                (48)      (10,028)       (1,437)       (2,457)
Options exercised                                 --            --            --            --
                                         ---------------------------------------------------------
Options outstanding at April 30, 2002        $    95         1,823       $ 4,123        66,856
                                         =========================================================

           The following written options were outstanding at April 30, 2002:

                                                                 NUMBER
                                                                   OF           EXERCISE    EXPIRATION
                      NAME OF ISSUER                            CONTRACTS        PRICE         DATE         VALUE
                   -----------------------------------------------------------------------------------------------

GLOBAL FUND

Call Options:      U.S.10 Years Treasury Note Futures                  23                     Aug '18
                   3 Month LIBOR                                      900          5.5%       Jan '05           31
Put Options:       3 Month LIBOR                                      900          7.0%       Jan '05           41
                                                                                                            ------
                                                                                                            $   90
                                                                                                            ======
BOND FUND

Call Options:      June 2002 U.S. Treasury Note Futures               221           107       May '02          $55
                   3 Month LIBOR                                   18,600          6.0%       Jun '05          530
                   3 Month LIBOR                                   17,000          5.5%       Jan '05          307
Put Options        June 2002 U.S. Treasury Note Futures               616           100       May '02           10
                   June 2002 90 Day Euro Dollar Futures               673         95.50       Jun '02            4
                   June 2002 90 Day Euro Dollar Futures               671         96.00       Jun '02            4
                   June 2002 90 Day Euro Dollar Futures                79         97.00       Jun '02            1
                   September 2002 90 Day Euro Dollar Futures           79         96.50      Sep. '02            3
                   September 2002 90 Day Euro Dollar Futures          170         97.25      Sep. '02           53
                   September 2002 90 Day Euro Dollar Futures           56         96.75      Sep. '02            4
                   December 2001 90 Day Euro Dollar Futures           891         96.50       Dec '02          418
                   3 Month LIBOR                                   10,800          6.7%       Jun '05          387
                   3 Month LIBOR                                   17,000          7.0%       Jan '05          476
                                                                                                            ------
                                                                                                            $2,252
                                                                                                            ======

           The Global Fund and the Bond Fund received premiums of $95 and $4,123 on these contracts and an unrealized gain of $5 and $1,871, respectively.

      D.   FORWARD FOREIGN CURRENCY CONTRACTS

           A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges.

           At April 30, 2002, the underlying values for open foreign currency contracts were as follows:

                                                                                                            NET UNREALIZED
                  TO RECEIVE          FOREIGN               SETTLEMENT         INITIAL                       APPRECIATION/
                 (TO DELIVER)        CURRENCY                 DATES             VALUE        CURRENT VALUE  (DEPRECIATION)
                 ---------------------------------------------------------------------------------------------------------
GLOBAL FUND          10,456      Australian Dollar      06/19/02-07/16/02     $    5,468      $    5,598      $      130
                     (1,546)     Australian Dollar      6/19/02                     (522)           (541)            (19)
                      3,760      British Pound          05/15/02-06/19/02          5,344           5,462             118
                     (9,303)     British Pound          05/16/02-10/28/02        (13,204)        (13,529)           (325)
                     14,660      Canadian Dollar        05/15/02-06/19/02          9,258           9,343              85
                     (1,130)     Canadian Dollar        05/21/02-06/07/02           (906)           (921)            (15)
                         10      Danish Krone           05/15/02                       1               1              --
                     (1,631)     Danish Krone           05/15/02-06/12/02           (189)           (197)             (8)
                     41,696      Euro                   05/15/02-10/28/02         36,506          37,471             965
                    (74,948)     Euro                   05/16/02-07/11/02        (65,425)        (67,421)         (1,996)
                    552,000      Japanese Yen           05/20/02-06/19/02          4,242           4,308              66
                 (3,983,912)     Japanese Yen           05/16/02-07/09/02        (30,291)        (31,063)           (772)
                      6,090      New Zealand Dollar     06/19/02                   2,582           2,710             128
                     (2,369)     New Zealand Dollar     06/1902-06/25/02          (1,045)         (1,054)             (9)
                      3,000      Swedish Krona          05/22/02                     287             291               4
                     (8,170)     Swedish Krona          05/15/02-05/22/02           (775)           (793)            (18)
                      4,232      Swiss Franc            06/20/02                   2,516           2,610              94
                     (7,962)     Swiss Franc            06/12/02-06/20/02         (4,750)         (4,912)           (162)
                                                                                                               ----------
                                                                                                              $   (1,734)
                                                                                                               ==========

INTERNATIONAL
GROWTH FUND             564      Australian Dollar      07/03/02-07/16/02            300             301      $        1
                       (479)     Canadian Dollar        05/21/02-06/07/02           (302)           (306)             (4)
                       (308)     British Pound          09/26/02-10/28/02           (444)           (444)             --
                      4,626      Euro                   05/20/02-10/28/02          4,073           4,150              77
                       (213)     Euro                   05/08/02                    (191)           (191)             --
                       (710)     Hong Kong Dollar       06/20/02                     (91)            (91)             --
                        974      Japanese Yen           05/01/02                       8               8              --
                   (418,279)     Japanese Yen           05/20/02-09/30/02         (3,222)         (3,273)            (51)
                        149      Swiss Franc            05/20/02                      91              92               1
                                                                                                               ----------
                                                                                                              $       24
                                                                                                               ==========

BOND FUND              (351)     British Pound          05/21/02                    (511)           (511)     $       --
                     23,645      Euro                   7/11/02                   20,782          21,227             445
                    529,306      Japanese Yen           07/09/02                   4,049           4,135              86
                   (533,729)     Japanese Yen           07/09/02                   4,043           4,169            (126)
                                                                                                               ----------
                                                                                                              $      405
                                                                                                               ==========

4.    TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

           INVESTMENT ADVISOR

           Each of the Funds have entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                   ADVISORY FEE                                                         ADVISORY FEE
---------------------------------------------------------------------------------------------------------------------------------
Global Fund                    0.60%                            Real Estate Securities Fund*         1.00%

International Growth Fund*     1.00%                            Bond Fund*                           0.40%

New Era Value Fund*            0.75%                            California Intermediate
                                                                   Tax-Free Fund*                    0.40% on first $25 million

New Era Growth*                0.75%                                                                 0.35% on next $25 million

Structured Core Fund           0.50%                                                                 0.30% on next $50 million

U.S. Small Cap Fund*           1.00%                                                                 0.25% on next $50 million

U.S. Micro-Cap Fund**          2.50% on first $30 million                                            0.20% on balance over
                                                                                                     $150 million

                               2.00% on next $70 million
                               1.50% on balance                 Money Market Fund                    0.30% on first $50 million
                               over $100 million                                                     0.20% on balance over
                                                                                                           $50 million

           * The Advisor has contractually waived and/or reimbursed some of its fees for these Funds. The waivers may be changed in the future.

           ** The Advisor is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

           For administrative services received, each Fund, except for the U.S. Micro-Cap Fund and the Real Estate Securities Fund, pays the Advisor an administrative fee of 0.15% of average daily net assets. For the Bond Fund, the Advisor has contractually waived 0.05% out of the 0.15% administrative fee. All fees waived in the past cannot be recouped in the future.

           Each of the Funds has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such cash balances could have been employed by the Fund to produce income.

           For the International Growth Fund, the New Era Value Fund, the New Era Growth Fund, the U.S. Small Cap Fund, the Real Estate Securities Fund and the California Intermediate Tax-Free Fund, to the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund.

           For the International Growth Fund and the Real Estate Securities Fund, the Advisor has contractually limited the total operating expenses to 1.50% of average net assets. For the New Era Value Fund, the Advisor has contractually limited the total operating expenses to 1.20% of average net assets. For the New Era Growth Fund, the Advisor has contractually limited the total operating expenses to 1.40% of average net assets. Prior to March 1, 2002, the Advisor has contractually limited the total operating expenses of the U.S. Small Cap Fund and the California Intermediate Tax-Free Fund to 1.50% and 0.49%, respectively. Effective March 1, 2002, the total operating expense limits for the U.S. Small Cap Fund and the California Intermediate Tax-Free Fund were changed to 1.60% and 0.55%, respectively. The Advisor has not recouped waivers and reimbursements of $585, $139, $66, $610, $449 and $415, respectively, from the
           International Growth Fund, the New Era Value Fund, the New Era Growth Fund, the U.S. Small Cap Fund, the Real Estate Securities Fund and the California Intermediate Tax-Free Fund as of April 30, 2002.

           AFFILIATED COMPANY TRANSACTIONS

           Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as "affiliated" companies. The U.S. Micro-Cap Fund had investments in such affiliated companies. A summary of transactions for each issuer who was an affiliate during the six months ended April 30, 2002, follows:

                              SHARE                                                                 SHARE
                             BALANCE,     AGGREGATE      AGGREGATE       NET                       BALANCE,         VALUE
                            OCTOBER 31,   PURCHASE         SALES      REALIZED                     APRIL 30,      APRIL 30,
ISSUER                         2001         COST           COST      GAIN (LOSS)      INCOME         2002           2002
                           --------------------------------------------------------------------------------------------------
Advanced Technical
  Products, Inc.                   --    $    4,551    $    2,333     $      356     $       --       382,900    $   11,047
Benihana, Inc.
  (Class A)                        --         5,744            --             --             --       376,300         7,312
California Micro
  Devices Corp.             1,089,500            --            --             --             --     1,089,500         5,175
Cash America
International, Inc.         1,275,000           663         4,139           (976)            --           --*           --*
COMARCO, Inc.                 373,600         3,106            --             --             --       630,500         5,864
eBenX Inc.                  1,358,000                       2,307         (1,912)            --     1,283,700         4,878
Fusion Medical
  Technologies, Inc.          791,100            93        10,091         (2,277)            --           --*           --*
LightPath
  Technologies Inc.
  (Class A)                 1,355,500            --        10,466         (7,121)            --           --*           --*
Lojack Corp.                1,305,800            --         5,674         (1,721)            --           --*           --*
MDSI Mobile Data
  Solutions                   414,700            --            --             --             --           --*           --*
Micro Component
  Technology, Inc.            958,100            --           759           (415)            --       865,200         2,942
NeoPharm, Inc.                     --         9,172         1,618           (258)            --       943,400        14,142
Northern Technologies
  International Corp.         328,950            --            --             --             --       328,950         1,365
Powell Industries, Inc.       658,600            --        12,367         (2,231)            --           --*           --*
RIT Technologies Ltd.         876,900            --            --             --             --       876,900         1,613
Rimage Corp.                  852,600            --            --             --             --       852,600         7,332
SafeNet, Inc.                 699,100         3,844         3,280          2,744             --       676,100         9,499
Zygo Corp.                    929,800            --         3,702         (1,166)            --           --*           --*
                                                                                     ----------                  ----------
                                                                                     $       --                  $   71,169
                                                                                     ==========                  ==========

           * Issuer is not an affiliated company at April 30, 2002.

           OTHER RELATED PARTIES

           At April 30, 2002, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly the following approximate percentages of the various Funds:

                                      % OF SHARES OUTSTANDING                                             % OF SHARES OUTSTANDING
                                      -----------------------                                             -----------------------
 Global Fund                                   60%                U.S. Micro-Cap Fund                                --%
 International Growth Fund                     47%                Real Estate Securities Fund                        41%
 New Era Value Fund                             5%                Bond Fund                                          35%
 New Era Growth Fund                           25%                Structured Core Fund                               17%
 California Intermediate Tax-Free Fund         62%                U.S. Small Cap Fund                                19%
 Money Market Fund                             79%

           Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds.

5.    PURCHASES AND SALES / MATURITIES OF INVESTMENT SECURITIES

           Aggregate purchases and aggregate proceeds from sales and maturities of securities for the six months ended April 30, 2002 were as follows:

                                                     PURCHASES                     PROCEEDS
                                                     ---------                     --------
Long-term securities excluding U.S. Government securities:
   Global Fund                                       $  306,002                   $  308,453
   International Growth Fund                             11,416                       29,087
   New Era Value Fund                                    14,706                        3,587
   New Era Growth Fund                                    3,052                          489
   Structured Core Fund                                  34,306                       37,353
   U.S. Small Cap Fund                                   28,584                       23,253
   U.S Micro-Cap Fund                                   192,204                      151,065
   Real Estate Securities Fund                           15,821                        3,998
   Bond Fund                                            235,424                      196,102
   California Intermediate Tax-Free Fund                  1,084                        7,481
Long-term U.S. Government securities:
   Global Fund                                           24,287                       29,890
   Bond Fund                                             15,345                       54,611

6.    PORTFOLIO CONCENTRATIONS

           There are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.

7.    DISTRIBUTIONS TO SHAREHOLDERS

           As of April 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                           GLOBAL    INTERNATIONAL    NEW ERA       NEW ERA     STRUCTURED    U.S. SMALL
                                            FUND      GROWTH FUND    VALUE FUND   GROWTH FUND    CORE FUND     CAP FUND
                                         -------------------------------------------------------------------------------
COST OF INVESTMENTS FOR TAX PURPOSES     $ 685,770     $  38,161     $  42,724     $   1,940     $  74,738     $  55,236
                                         ---------     ---------     ---------     ---------     ---------     ---------
Gross tax unrealized appreciation           33,084         2,349         1,132            91        15,969         4,153
Gross tax unrealized depreciation          (89,296)       (5,870)       (6,708)          (54)       (5,324)      (11,134)
Net tax unrealized appreciation
  (depreciation) on investments            (56,212)       (3,521)       (5,576)           37        10,645        (6,981)
Net tax appreciation (depreciation)
  on derivatives and foreign-currency
  denominated assets and liabilities        (2,584)           24            --            --            --            --
                                         ---------     ---------     ---------     ---------     ---------     ---------
Net tax unrealized appreciation
  (depreciation)                           (58,796)       (3,497)       (5,576)           37        10,645        (6,981)
                                         =========     =========     =========     =========     =========     =========
UNDISTRIBUTED ORDINARY INCOME                  313            --            --            --           141            --
                                         ---------     ---------     ---------     ---------     ---------     ---------
UNDISTRIBUTED LONG-TERM GAINS
  (CAPITAL LOSS CARRYFORWARD)              (72,056)       (9,716)       (1,202)          (82)      (12,367)      (15,711)
                                         ---------     ---------     ---------     ---------     ---------     ---------

                                                             REAL                       CALIFORNIA
                                              U.S.          ESTATE                     INTERMEDIATE       MONEY
                                            MICRO CAP     SECURITIES         BOND        TAX-FREE        MARKET
                                              FUND           FUND            FUND          FUND           FUND
                                            ---------------------------------------------------------------------
COST OF INVESTMENTS FOR TAX PURPOSES        $ 686,562      $  30,601      $ 958,253      $  55,886      $ 699,254
                                            ---------      ---------      ---------      ---------      ---------
Gross tax unrealized appreciation              81,715          3,125          9,322          3,002             --
Gross tax unrealized depreciation            (130,215)           (47)        (6,663)            --             --
Net tax unrealized appreciation
  (depreciation) on investments               (48,500)         3,078          2,659          3,002             --
Net tax appreciation on derivatives and
  foreign-currency denominated assets
  and liabilities                                  --             --          1,929             --             --
                                            ---------      ---------      ---------      ---------      ---------
Net tax unrealized appreciation
  (depreciation)                              (48,500)         3,078          4,588          3,002             --
                                            =========      =========      =========      =========      =========
UNDISTRIBUTED ORDINARY INCOME                      --            137             --              5             --
                                            ---------      ---------      ---------      ---------      ---------
UNDISTRIBUTED LONG-TERM GAINS
  (CAPITAL LOSS CARRYFORWARD)                 (66,221)        (5,278)           328           (143)           (21)
                                            ---------      ---------      ---------      ---------      ---------

           The tax composition of dividends (other than return of capital dividends for the six months ended April 30, 2002) was as follows:

                                                                                                             LONG-TERM
                                               ORDINARY         ORDINARY INCOME         LONG-TERM          CAPITAL GAINS
                                                INCOME             PER SHARE          CAPITAL GAINS          PER SHARE
                                         ---------------------------------------------------------------------------------
Global Fund                                    $ 6,242                $ .11           $   --                   $ --
International Growth Fund                           21                  --*               --                     --
New Era Value Fund                                   7                  --*               --                     --
Structured Core Fund                               523                  .07               --                     --
Real Estate Securities Fund                        378                  .12               --                     --
Bond Fund                                       24,729                  .31            8,952                    .11
California Intermediate Tax-Free Fund            1,275                  .24               --                     --
Money Market Fund                                7,211                  .01               --                     --

           * Less than $0.01.

8.    LINE OF CREDIT

           The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company. Under the terms of the LOC, each Fund's borrowings cannot exceed 20% of each Fund's net assets and the combined borrowings of all Funds cannot exceed the $40 million cap on the total line of credit. The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Funds pay a commitment fee of 0.09% of the unused balance of the LOC.

           Borrowing activity under the line of credit for the six months ended April 30, 2002 was as follows:

                                                                                                       AMOUNT
                                   AVERAGE AMOUNT       MAXIMUM AMOUNT                             OUTSTANDING AT
FUND                                OUTSTANDING          OUTSTANDING      INTEREST EXPENSE         APRIL 30, 2002
-----------------------------------------------------------------------------------------------------------------
Global Fund                             $  297               $5,031               $    2               $   --
International Growth Fund                1,720                9,859                   14                3,286
California Intermediate
  Tax-Free Fund                              8                  377                   --                   --
                                                                                  ------               ------
                                                                                  $   16               $3,286
                                                                                  ======               ======

                       This page left blank intentionally

FREMONT FUNDS

50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com




Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202


BR001a-0206

"AT FREMONT, WE ARE IN THE BUSINESS OF TRYING TO SEE THE FOREST THROUGH ALL THE TREES."

-NANCY TENGLER




[GRAPHIC]

[GRAPHIC]

[GRAPHIC]




FREMONT MUTUAL FUNDS, INC.

U.S. MICRO-CAP SEMI-ANNUAL REPORT  |  APRIL 30, 2002






FREMONT
FREMONT INVESTMENT ADVISORS

A MESSAGE FROM NANCY TENGLER,
PRESIDENT OF FREMONT MUTUAL FUNDS, INC.

Dear Fremont Fund Shareholders,

In a market outlook piece published in mid-March of this year, reflecting on the stock market's sensitivity to any whiff of bad news I wrote, "It doesn't really matter so much what the pundits say, but `how' they say it. The market reacts to the tone, but not the substance. So, in the short term, we continue to suffer incredible levels of daily volatility, which masks the underlying economic trends that are emerging and is expected to drive the market upward over time."

As I write now, about six weeks later, the stock market remains skittish, with investors quick to react to any hint of bad news. There is a lot for investors to worry about--tensions in the Middle East, accounting questions, and attacks on Wall Street's credibility. Investors are being spooked by the generally negative "daily news flow."

At Fremont, we are in the business of trying to see the forest through all the trees. Our focus is on an economy that is recovering, albeit at a slower rate than investors might like. We believe this foreshadows a broad-based corporate earnings recovery and firmer stock market later this year. In the interim, we will probably have to continue to cope with daily volatility and a disconnect between market activity and gradually improving economic and equities fundamentals. However, we think investors will eventually recognize that things are getting better, not worse, and that there are lots of attractive long-term opportunities in today's depressed stock market.

As you will learn from reading this semi-annual report, not all our fund managers agree on where the best opportunities lie. Our value-oriented portfolio managers generally favor different sectors and stocks than the stewards of our growth-oriented funds. Our international equities managers see great opportunities overseas, while our domestic stock fund managers believe the U.S. is still the place to be. Our specialty fund managers offer their perspectives in the sectors they are investing in. Over the short term, some will be right and others wrong. More importantly, however, over the longer term, we expect our experienced and talented team of in- and out-of-house advisors to add value to the investment process.

At Fremont Investment Advisors, we believe in diversification. Today, the value of a diversified strategy has never been more relevant. That's precisely why we have developed a diversified family of funds managed by the most experienced and talented advisors in the investment industry. We remain committed to this goal.

Sincerely,

/s/ Nancy Tengler
------------------------
Nancy Tengler, President
Fremont Funds


[SIDENOTE]

[PHOTO OF NANCY TENGLER]

"AT FREMONT, WE ARE IN THE BUSINESS OF TRYING TO SEE THE FOREST THROUGH ALL THE TREES."

TABLE OF CONTENTS


FUND PROFILE AND LETTER TO SHAREHOLDERS                                   2

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS                      4

COMBINED FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES                                       6
STATEMENT OF OPERATIONS                                                   7
STATEMENT OF CHANGES IN NET ASSETS                                        8

FINANCIAL HIGHLIGHTS                                                      9

NOTES TO FINANCIAL STATEMENTS                                            10

FREMONT U.S. MICRO-CAP FUND


[SIDENOTE]

Portfolio Manager
Robert E. Kern, Jr.
Kern Capital Management LLC

[PHOTO OF ROBERT E. KERN, JR.]
Robert E. Kern, Jr.

FUND PROFILE

THE U.S. MICRO-CAP STOCK MARKET IS A BREEDING GROUND FOR
ENTREPRENEURIALLY-MANAGED COMPANIES WITH EXCEPTIONAL GROWTH PROSPECTS. WITH MINIMAL WALL STREET RESEARCH COVERAGE AND LOW INSTITUTIONAL OWNERSHIP, MICRO-CAP STOCKS REPRESENT THE LEAST EFFICIENT SECTOR OF THE DOMESTIC EQUITIES MARKET. THIS INEFFICIENCY CREATES ATTRACTIVE INVESTMENT OPPORTUNITIES FOR THE RESEARCH-DRIVEN STOCK PICKERS MANAGING THE FREMONT U.S. MICRO-CAP FUND.

SINCE THE INVESTMENT POTENTIAL OF MICRO-CAP STOCKS IS LARGELY DETERMINED BY THE BUSINESS PROSPECTS FOR INDIVIDUAL COMPANIES RATHER THAN MACRO-ECONOMIC TRENDS, THE FUND'S FOCUS IS ON BOTTOM-UP STOCK SELECTION. FUND MANAGEMENT ANALYZES FINANCIAL STATEMENTS, THE COMPANY'S COMPETITIVE POSITION, AND MEETS WITH KEY CORPORATE DECISION MAKERS TO DISCUSS THEIR STRATEGIES FOR FUTURE GROWTH.

ROBERT E. KERN, JR. IS NATIONALLY RECOGNIZED AS A PIONEER AND LEADING PRACTITIONER OF MICRO-CAP RESEARCH AND PORTFOLIO MANAGEMENT.


TO OUR SHAREHOLDERS,

For the six months ended April 30, 2002, the Fremont U.S. Micro-Cap Fund returned 2.93%. During this same period, the Russell 2000 Index gained 20.03% and the Russell 2000 Growth, smaller growth company benchmark, returned 10.41%. Although the Fund underperformed the Russell 2000 indices, it provided investors with a positive rate of return during a period that has been especially challenging for many growth stock investors.

     Investments are focused primarily within the four sectors of the U.S. economy which are characterized by a high level of innovation--technology, health care, consumer and services. The Fund enjoyed strong positive returns in the consumer and health care sectors. However, these gains were largely offset by substantial losses in technology-related investments.

     At the end of this reporting period, 33% of Fund assets were in technology, 20% in health care, 17% in consumer, 11% in services, and 3% in special situations. The remaining 16% was in cash. This compares to 40% in tech, 16% in health care, 12% in consumer, 7% in services, 3% in special situations, and 22% in cash at the beginning of first half fiscal 2002. These relatively modest changes in portfolio weightings were largely a function of performance rather than asset allocation decisions.

     Sir Isaac Newton's Third Law of physics states, "For every action, there is an equal and opposite reaction." This scientific principle can also be applied to the economy and stock market as well. Those economic and market sectors that performed exceptionally well from the second quarter of 1998 through the first quarter of 2000, most notably technology, have gone bust over the last 25 months. Considering the magnitude of the boom, the duration of the bust may be longer than some investors anticipate. We don't expect to see technology capital spending increase significantly before a broad-based profit recovery. Corporate managements are still in a cost-saving mode. This is not likely to change until they gain confidence their own companies' profit picture has improved significantly. However, in our opinion, this is no reason to abandon tech--the most innovative sector of the economy with the best long-term growth dynamics. In fact, we think it's time to selectively invest in "best of breed" companies in a variety of tech sub-sectors including communications.

     Rather than focusing on short-term data points such as sequential quarterly revenue growth or trying to identify the next "hot" tech sub-sector, we are targeting those companies that are the best positioned in their respective niches. Put another way, we want to own companies that will be able to make it through these tough times and have the products and services that will be in the greatest demand when the economic climate improves. In this environment, we are also valuation sensitive, believing that if we buy at the right price, we will be adequately rewarded over the longer-term. This has always been our strategy across all sectors, and as the Fund's performance track record indicates, over the long-term it has worked exceptionally well.

     Over the short term, we expect our investments in other innovative sectors may have to continue to carry the ball. With low interest rates and lots of financial incentives in place to move product, we think the consumer will continue to spend, albeit not at a rate that will produce a vigorous economic recovery. We also believe that less economically sensitive sectors such as health care can continue to reward us. Health care niches showing special promise include: companies with medical equipment technologies that have multiple applications, value added service providers to the pharmaceutical and biotechnology industries, and health care information systems firms.

     In closing, growth stock investing is especially challenging in a soft economy, which makes growth hard to come by. During such trying times, our investment team focuses on companies that we believe will achieve high growth when the economy regains momentum. It is our experience that such companies ultimately attract the most favorable investor attention and provide the most generous returns in more buoyant markets.

Sincerely,

/s/ Robert E. Kern, Jr.
-----------------------
Robert E. Kern, Jr.
Portfolio Manager




FREMONT U.S. MICRO-CAP FUND
SECTOR DIVERSIFICATION
AS OF 4/30/02

[CHART]

Health Care                           (19.5%)
Technology (Equipment)                (17.2%)
Business Equipment & Services         (10.9%)
Technology (Components)                (8.5%)
Technology (Software)                  (6.9%)
Retail                                 (6.5%)
Consumer Non-Durables                  (6.2%)
Cash                                  (15.9%)
Other                                  (8.4%)

[CHART]

ANNUAL RETURNS

6/30/94 - 10/31/94*                 +3.60%

11/01/94 - 10/31/95                +38.68%

11/01/95 - 10/31/96                +41.46%

11/01/96 - 10/31/97                +28.80%

11/01/97 - 10/31/98                -23.45%

11/01/98 - 10/31/99               +110.46%

11/01/99 - 10/31/00                +46.07%

11/01/00 - 10/31/01                -20.05%

11/01/01 - 4/30/01*                 +2.93%


TOP TEN HOLDINGS

ENDOCARE, INC.                        3.2%
GENE LOGIC, INC                       3.1%
KROLL, INC                            2.9%
RIVERSTONE NETWORKS, INC              2.5%
NEOPHARM, INC                         2.2%
ATMI, INC                             2.1%
F5 NETWORKS, INC.                     2.0%
ARTHROCARE CORP.                      1.9%
ANAREN MICROWAVE, INC.                1.8%
JAKKS PACIFIC, INC.                   1.8%
                            TOTAL    23.5%


GROWTH OF $10,000(1)

[CHART]

                         FREMONT
                         U.S. MICRO-CAP
                         FUND                          RUSSELL 2000 INDEX
30-Jun-94                $10,000                       $10,000
31-Jul-94                $10,220                       $10,164
31-Aug-94                $10,320                       $10,730
30-Sep-94                $10,470                       $10,694
31-Oct-94                $10,360                       $10,651
30-Nov-94                $10,000                       $10,221
31-Dec-94                $10,150                       $10,494
31-Jan-95                $10,350                       $10,362
28-Feb-95                $10,671                       $10,793
31-Mar-95                $11,122                       $10,978
30-Apr-95                $11,392                       $11,222
31-May-95                $11,913                       $11,415
30-Jun-95                $12,495                       $12,007
31-Jul-95                $13,346                       $12,699
31-Aug-95                $14,188                       $12,961
30-Sep-95                $14,549                       $13,193
31-Oct-95                $14,368                       $12,602
30-Nov-95                $15,020                       $13,132
31-Dec-95                $15,635                       $13,479
31-Jan-96                $16,174                       $13,465
29-Feb-96                $17,250                       $13,884
31-Mar-96                $17,810                       $14,167
30-Apr-96                $19,839                       $14,925
31-May-96                $21,506                       $15,513
30-Jun-96                $20,699                       $14,876
31-Jul-96                $18,897                       $13,577
31-Aug-96                $20,057                       $14,365
30-Sep-96                $21,009                       $14,926
31-Oct-96                $20,326                       $14,696
30-Nov-96                $21,755                       $15,302
31-Dec-96                $23,250                       $15,701
31-Jan-97                $24,428                       $16,016
28-Feb-97                $23,012                       $15,627
31-Mar-97                $21,011                       $14,889
30-Apr-97                $20,438                       $14,931
31-May-97                $22,979                       $16,592
30-Jun-97                $24,547                       $17,304
31-Jul-97                $25,466                       $18,109
31-Aug-97                $26,451                       $18,523
30-Sep-97                $28,559                       $19,878
31-Oct-97                $26,180                       $19,005
30-Nov-97                $25,626                       $18,882
31-Dec-97                $24,874                       $19,212
31-Jan-98                $24,261                       $18,909
28-Feb-98                $25,966                       $20,307
31-Mar-98                $27,045                       $21,145
30-Apr-98                $27,425                       $21,262
31-May-98                $25,978                       $20,117
30-Jun-98                $25,021                       $20,159
31-Jul-98                $22,629                       $18,527
31-Aug-98                $17,331                       $14,929
30-Sep-98                $17,760                       $16,098
31-Oct-98                $20,041                       $16,754
30-Nov-98                $22,703                       $17,632
31-Dec-98                $25,585                       $18,723
31-Jan-99                $27,756                       $18,972
28-Feb-99                $26,064                       $17,435
31-Mar-99                $26,775                       $17,707
30-Apr-99                $29,302                       $19,294
31-May-99                $31,571                       $19,576
30-Jun-99                $35,103                       $20,461
31-Jul-99                $35,839                       $19,900
31-Aug-99                $35,913                       $19,164
30-Sep-99                $39,224                       $19,167
31-Oct-99                $42,179                       $19,246
30-Nov-99                $48,917                       $20,395
31-Dec-99                $58,719                       $22,704
31-Jan-00                $62,898                       $22,338
29-Feb-00                $79,118                       $26,026
31-Mar-00                $71,045                       $24,311
30-Apr-00                $62,092                       $22,848
31-May-00                $58,510                       $21,516
30-Jun-00                $72,672                       $23,392
31-Jul-00                $69,777                       $22,638
31-Aug-00                $73,299                       $24,366
30-Sep-00                $67,404                       $23,649
31-Oct-00                $61,630                       $22,595
30-Nov-00                $51,558                       $20,274
31-Dec-00                $52,481                       $22,016
31-Jan-01                $58,868                       $23,163
28-Feb-01                $49,610                       $21,643
31-Mar-01                $45,313                       $20,585
30-Apr-01                $50,606                       $22,195
31-May-01                $53,887                       $22,741
30-Jun-01                $56,719                       $23,525
31-Jul-01                $54,668                       $22,253
31-Aug-01                $52,110                       $21,534
30-Sep-01                $43,555                       $18,635
31-Oct-01                $49,258                       $19,725
30-Nov-01                $52,422                       $21,252
31-Dec-01                $55,254                       $22,563
31-Jan-02                $53,125                       $22,329
28-Feb-02                $48,516                       $21,717
31-Mar-02                $53,770                       $23,463
30-Apr-02                $50,703                       $23,677

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/02

1 YEAR          3 YEARS    5 YEARS     SINCE INCEPTION (6/30/94)
----------------------------------------------------------------
 0.19%           20.05%     19.93%              23.03%


*Unannualized. (1)Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. Past performance is no guarantee of future results. Returns were achieved during a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be consistently achieved. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 2002 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                   VALUE (000S)
    SHARES   SECURITY DESCRIPTION                                                    (NOTE 1)
-----------------------------------------------------------------------------------------------
COMMON STOCKS 84.1%

BUSINESS EQUIPMENT & SERVICES 10.9%

    226,500  BHA Group Holdings, Inc. (Class A)                                       $  4,224
    245,900  Bright Horizons Family Solutions, Inc.*                                     7,370
    125,200  Coors Tek, Inc.*                                                            4,919
    168,000  Corporate Executive Board Co.*                                              6,384
    360,000  CoStar Group, Inc.*                                                         8,572
    151,500  Infocrossing, Inc.*                                                           856
    999,200  Kroll, Inc.                                                                18,525
    368,600  Perma-Fix Environmental
               Services, Inc.*                                                           1,180
  1,546,300  SBA Communications, Corp.*                                                  4,467
    703,400  Tele Tech Holdings, Inc.*                                                   8,617
    247,100  Tier Technologies, Inc. (Class B)                                           3,719
                                                                                      --------
                                                                                        68,833
                                                                                      --------
CAPITAL GOODS 2.0%

    182,400  Aaon, Inc.*                                                                 5,745
    125,300  Oshkosh Truck Corp.                                                         7,132
                                                                                      --------
                                                                                        12,877
                                                                                      --------
CONSUMER NON-DURABLES 6.2%

    176,900  Gaiam, Inc. (Class A)                                                       2,814
    346,400  Galaxy Nutritional Foods, Inc.                                              1,680
    137,500  Hain Celestial Group, Inc.*                                                 2,520
    582,700  JAKKS Pacific, Inc.                                                        11,229
    732,100  Midway Games, Inc.                                                          9,993
    530,000  Monterey Pasta Co.                                                          4,887
    243,000  Take-Two Interactive Software, Inc.*                                        6,099
                                                                                      --------
                                                                                        39,222
                                                                                      --------
CONSUMER SERVICES 4.7%

    322,900  4Kids Entertainment, Inc.*                                                  5,554
    951,500  Cash America International, Inc.                                            9,486
    525,600  Championship Auto Racing
               Teams, Inc.*                                                              7,227
    602,200  LoJack Corp.*                                                               3,312
    170,800  Shuffle Master, Inc.*                                                       3,911
                                                                                      --------
                                                                                        29,490
                                                                                      --------
HEALTH CARE 19.5%

    155,500  American Healthcorp, Inc.                                                   4,191
    751,700  ArthroCare Corp.*                                                          12,042
    263,500  Biosite, Inc.                                                               8,234
  1,283,700  eBenX, Inc.*(a)                                                             4,878
    584,900  Eclipsys Corp.*                                                             9,365
  1,064,700  Endocare, Inc.*                                                            20,432
    371,900  Exact Sciences Corp.                                                        4,392
    730,200  First Consulting Group, Inc.                                                6,572
  1,251,700  Gene Logic, Inc.*                                                          19,439
  1,310,800  Harvard Bioscience, Inc.                                                   10,211
    233,800  ICON PLC*                                                                   7,101
     15,500  Intuitive Surgical, Inc.*                                                     157
    943,400  NeoPharm, Inc.*(a)                                                         14,142
    291,000  Quidel Corp.                                                                1,958
                                                                                      --------
                                                                                       123,114
                                                                                      --------
RAW MATERIALS 0.2%

    328,950  Northern Technologies
               International Corp.(a)                                                    1,365
                                                                                      --------
                                                                                         1,365
                                                                                      --------
RETAIL 6.5%

     51,800  A.C. Moore Arts & Crafts, Inc.*                                          $  2,386
    376,300  Benihana, Inc. (Class A)*(a)                                                7,312
    343,200  Buca, Inc.*                                                                 5,834
    613,000  dELiA*s Corp. (Class A)                                                     4,040
    181,400  Electronics Boutique Holdings Corp.*                                        5,159
    343,900  O'Charley's, Inc.                                                           8,687
     43,200  Tractor Supply Co.*                                                         2,382
    636,500  Trans World Entertainment Corp.*                                            5,156
                                                                                      --------
                                                                                        40,956
                                                                                      --------
TECHNOLOGY (COMPONENTS) 8.5%

    382,900  Advanced Technical Products, Inc.(a)                                       11,047
    911,600  Anaren Microwave, Inc.*                                                    11,514
    382,500  APA Optics, Inc.*                                                             842
  1,089,500  California Micro Devices Corp.*(a)                                          5,175
    365,900  Identix, Inc.                                                               2,763
    242,200  II-VI, Inc.                                                                 3,628
    717,700  IXYS Corp.                                                                  6,057
    130,700  Opticnet, Inc.(b)                                                              10
    749,500  Pemstar, Inc.                                                               5,396
  2,673,700  Stratos Lightwave, Inc.*                                                    7,379
                                                                                      --------
                                                                                        53,811
                                                                                      --------
TECHNOLOGY (EQUIPMENT) 17.2%

     91,200  American Science & Engineering, Inc.*                                       1,756
    412,000  ASMI International, NV                                                      9,476
    429,100  ATMI, Inc.*                                                                13,088
    291,000  August Technology Corp.                                                     4,220
    560,900  BEI Technologies, Inc.                                                     10,999
    630,500  COMARCO, Inc.*(a)                                                           5,864
     24,100  KVH Industries, Inc.                                                          187
    865,200  Micro Component Technology, Inc.*(a)                                        2,942
    652,350  Netopia, Inc.*                                                              2,707
    233,300  Powell Industries, Inc.                                                     5,483
    852,600  Rimage Corp.*(a)                                                            7,332
    876,900  RIT Technologies Ltd.*(a)                                                   1,613
  3,329,900  Riverstone Networks, Inc.*                                                 15,651
    676,100  SafeNet, Inc.(a)                                                            9,499
    305,400  Trikon Technologies, Inc.*                                                  4,288
    438,500  Visionics Corp.*                                                            4,438
    526,900  Zygo Corp.*                                                                 9,015
                                                                                      --------
                                                                                       108,558
                                                                                      --------
TECHNOLOGY (SOFTWARE) 6.9%

    934,800  Centra Software, Inc.*                                                      2,898
    960,000  F5 Networks, Inc.*                                                         12,499
  1,508,300  FalconStor Software, Inc.*                                                  9,351
    414,700  MDSI Mobile Data Solutions, Inc.*                                           1,530
    770,400  Novadigm, Inc.*                                                             5,200
    525,900  PLATO Learning, Inc.                                                        7,058
    500,900  Primus Knowledge Solutions, Inc.*                                             591
    256,200  PumaTech, Inc.*                                                               256
    387,200  Saba Software, Inc.                                                         1,134
    120,800  Websense, Inc.*                                                             3,227
                                                                                      --------
                                                                                        43,744
                                                                                      --------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES/                                                                          VALUE (000S)
FACE AMOUNT  SECURITY DESCRIPTION                                                    (NOTE 1)
-----------------------------------------------------------------------------------------------
UTILITIES 1.5%

    889,200  Cadiz, Inc.*                                                             $  9,780
                                                                                      --------
                                                                                         9,780
                                                                                      --------

TOTAL COMMON STOCKS (COST $580,250)                                                    531,750
                                                                                      --------

SHORT-TERM INVESTMENT 16.8%

$106,312,286  Repurchase Agreement,
                State Street Bank, 1.360%, 05/01/02
                (Maturity Value $106,316)
                (Cost $106,312) Collateral:
                FHLMC, 3.000%, 01/30/04;
                FNMA, 4.625%, 08/13/04;
                FNMA, 6.000%, 05/15/11
                (Collateral Value $108,445)                                            106,312
                                                                                      --------

TOTAL SHORT-TERM INVESTMENT
   (COST $106,312)                                                                     106,312
                                                                                      --------

TOTAL INVESTMENTS (COST $686,562), 100.9%                                              638,062
                                                                                      --------

OTHER ASSETS AND LIABILITIES, NET, (0.9)%                                               (5,578)
                                                                                      --------

NET ASSETS, 100.0%                                                                    $632,484
                                                                                      ========

 *  Non-income producing security.
(a) As of April 30, 2002, these securities represent ownership of at least 5% of the voting securities of the issuer and are, therefore, affiliates as defined in the Investment Company Act of 1940; see Note 2 of "Notes to Financial Statements".
(b) Board valued security.

PORTFOLIO ABBREVIATIONS

    FHLMC    Federal Home Loan Mortgage Corp.
    FNMA     Federal National Mortgage Association





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                     FREMONT U.S. MICRO-CAP FUND
                                                     April 30, 2002 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)

ASSETS:

        Investments in securities at cost                                                               $   580,250
        Repurchase agreements at cost                                                                       106,312
                                                                                                        -----------
               TOTAL INVESTMENTS AT COST                                                                $   686,562
                                                                                                        ===========
        Investments in securities at value                                                              $   531,750
        Repurchase agreements at value                                                                      106,312
        Dividends and interest receivable                                                                         4
        Receivable for securities sold                                                                          482
        Receivable from sale of fund shares                                                                     470
                                                                                                        -----------
               TOTAL ASSETS                                                                                 639,018
                                                                                                        -----------
LIABILITIES:

        Payable for securities purchased                                                                      5,306
        Payable for fund shares redeemed                                                                        586
        Accrued expenses:
               Investment advisory fee                                                                          642
                                                                                                        -----------
               TOTAL LIABILITIES                                                                              6,534
                                                                                                        -----------
NET ASSETS                                                                                              $   632,484
                                                                                                        ===========
Net assets consist of:
        Paid in capital                                                                                 $   751,361
        Undistributed net investment loss                                                                    (4,156)
        Unrealized depreciation on investments                                                              (48,500)
        Accumulated net realized loss                                                                       (66,221)
                                                                                                        -----------
NET ASSETS                                                                                              $   632,484
                                                                                                        ===========
SHARES OF CAPITAL STOCK OUTSTANDING                                                                          24,364
                                                                                                        ===========
NET ASSET VALUE PER SHARE                                                                               $     25.96
                                                                                                        ===========



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                          FREMONT U.S. MICRO-CAP FUND
                  Six Months Ended April 30, 2002 (Unaudited)


STATEMENT OF OPERATIONS
(ALL NUMBERS IN THOUSANDS)

INVESTMENT INCOME:

        Interest                                                                                        $       909
        Dividends                                                                                                72
                                                                                                        -----------
               TOTAL INCOME                                                                                     981
                                                                                                        -----------
EXPENSES:

        Investment advisory fee                                                                               5,137
                                                                                                        -----------
               TOTAL NET EXPENSES                                                                             5,137
                                                                                                        -----------
                      NET INVESTMENT LOSS                                                                    (4,156)
                                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:

        Net realized loss from:
               Investments                                                                                  (31,419)
        Net unrealized appreciation on:
               Investments                                                                                   51,439
                                                                                                        -----------
               Net realized and unrealized gain from investments                                             20,020
                                                                                                        -----------
                      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $    15,864
                                                                                                        ===========







THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2001
(ALL NUMBERS IN THOUSANDS)

                                                                                              APRIL 30,        OCTOBER 31,
                                                                                                 2002             2001
                                                                                              ---------        -----------
INCREASE (DECREASE) IN NET ASSETS:
    From operations:
        Net investment loss                                                                   $  (4,156)        $   (3,034)
        Net realized loss from investments                                                      (31,419)           (31,170)
        Net unrealized appreciation (depreciation) on investments                                51,439           (139,705)
                                                                                              ---------         ----------
          Net increase (decrease) in net assets from operations                                  15,864           (173,909)
                                                                                              ---------         ----------
    Distributions to shareholders from:
        Net realized gains                                                                           --            (65,293)
                                                                                              ---------         ----------
          Total distributions to shareholders                                                        --           (65,293)
                                                                                              ---------         ----------
    From capital share transactions:
        Proceeds from shares sold                                                               410,315            762,766
        Reinvested dividends                                                                         --             63,270
        Payments for shares redeemed                                                           (393,954)          (812,548)
                                                                                              ---------         ----------
          Net increase in net assets from capital share transactions                             16,361             13,488
                                                                                              ---------         ----------
        Net increase (decrease) in net assets                                                    32,225           (225,714)
Net assets at beginning of period                                                               600,259            825,973
                                                                                              ---------         ----------

NET ASSETS AT END OF PERIOD                                                                   $ 632,484         $  600,259
                                                                                              =========         ==========

Undistrubuted net investment loss                                                             $  (4,156)        $       --
                                                                                              =========         ==========

CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                                                         15,313             28,051
    Reinvested dividends                                                                                             2,342
    Redeemed                                                                                    (14,754)           (30,197)
                                                                                              ---------         ----------
        Net increase from capital share transactions                                                559                196
                                                                                              =========         ==========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS

                                                       (UNAUDITED)
                                                       SIX MONTHS                       YEAR ENDED OCTOBER 31
                                                          ENDED       ----------------------------------------------------------
                                                     APRIL 30, 2002     2001         2000        1999        1998         1997
                                                     --------------   --------     --------    --------    --------     --------
SELECTED PER SHARE DATA
    FOR ONE SHARE OUTSTANDING DURING THE PERIOD

    NET ASSET VALUE, BEGINNING OF PERIOD                $  25.22      $  34.99     $  28.36    $  16.34    $  22.69     $  19.63
                                                        --------      --------     --------    --------    --------     --------

    INCOME FROM INVESTMENT OPERATIONS
           Net investment income (loss)                     (.17)         (.13)         .02        (.18)       (.25)        (.10)
           Net realized and unrealized gain (loss)           .91         (6.69)       13.03       17.94       (4.86)        5.60
                                                        --------      --------     --------    --------    --------     --------

                   Total investment operations               .74         (6.82)       13.05       17.76       (5.11)        5.50
                                                        --------      --------     --------    --------    --------     --------

    LESS DISTRIBUTIONS
           From net investment income                         --            --         (.02)         --          --           --
           From net realized gains                            --         (2.95)       (6.40)      (5.74)      (1.24)       (2.44)
                                                        --------      --------     --------    --------    --------     --------

                   Total distributions                        --         (2.95)       (6.42)      (5.74)      (1.24)       (2.44)
                                                        --------      --------     --------    --------    --------     --------
    NET ASSET VALUE, END OF PERIOD                      $  25.96      $  25.22     $  34.99    $  28.36    $  16.34     $  22.69
                                                        ========      ========     ========    ========    ========     ========

TOTAL RETURN                                                2.93%       (20.05)%      46.07%     110.46%     (23.45)%      28.80%(1)
    Net assets, end of period (000s omitted)            $632,484      $600,259     $825,973    $300,503    $120,016     $171,507
    Ratio of net expenses to average net assets(2)          1.57%*        1.60%        1.57%       1.82%       1.94%        1.88%
    Ratio of gross expenses to average net assets(2)        1.57%*        1.60%        1.57%       1.82%       1.94%        1.90%
    Ratio of net investment income (loss)
      to average net assets                                (1.27)%*      (0.47)%        .06%      (0.97)%     (1.22)%      (0.67)%
    Portfolio turnover rate                                   29%           93%         117%        164%        170%         125%

    (1) Total return would have been lower had the advisor not waived and/or reimbursed expenses.
    (2) See Note 2 of "Notes to Financial Statements."
     *  Annualized.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

           Notes To Financial Statements - April 30, 2002 (Unaudited)
                   (All dollars in thousands except par value)


1. SIGNIFICANT ACCOUNTING POLICIES

      Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in thirteen series (the "Funds"), one of which, the U.S. Micro-Cap Fund (the "Fund"), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

      The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

   A. SECURITY VALUATION
      Investments are stated at value based on recorded closing prices on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value.

   B. SECURITY TRANSACTIONS
      Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and Federal income tax purposes.

   C. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
      Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

   D. INCOME TAXES
      No provision for federal income taxes is required since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders.

      Income and capital gain distributions are determined in accordance with income tax regulations which differ from accounting principles generally accepted in the United States of America and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for realized losses subject to wash sale rules.

      Permanent differences are reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and remain in undistributed net investment loss or accumulated realized loss. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

   E. ACCOUNTING ESTIMATES
      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

   F. REPURCHASE AGREEMENTS
      The Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date. The Fund's repurchase agreements generally have a term of less than one week. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest. At April 30, 2002, all outstanding repurchase agreements held by the Fund had been entered into on that day.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
   INVESTMENT ADVISOR
   The Fund has entered into an advisory agreement (the "Agreement") with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities. Under the terms of the Agreement, the Advisor receives a single management fee from the Fund, and is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of the Fund. For its advisory services, the Advisor receives a management fee based on the average daily net assets of the Fund as described below:

                      AVERAGE DAILY NET ASSETS                ADVISORY FEE
                      ----------------------------------------------------
                      First $30 million                           2.50%
                      Next $70 million                            2.00%
                      On balance over $100 million                1.50%

   AFFILIATED COMPANY TRANSACTIONS
   Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as "affiliated" companies. A summary of transactions for each issuer who was an affiliate during the six months ended April 30, 2002, follows:

                                     SHARE                                                                  SHARE
                                    BALANCE       AGGREGATE      AGGREGATE         NET                     BALANCE         VALUE
                                  OCTOBER 31,     PURCHASE         SALES        REALIZED                  APRIL 30,      APRIL 30,
      ISSUER                         2001           COST           COST        GAIN/(LOSS)     INCOME       2002           2002
                                  --------------------------------------------------------------------------------------------------
      Advanced Technical
         Products, Inc.                     --       $4,551         $ 2,333        $   356      $ --          382,900       $11,047
      Benihana, Inc. (Class A)              --        5,744              --             --        --          376,300         7,312
      California Micro
         Devices Corp.               1,089,500           --              --             --        --        1,089,500         5,175
      Cash America
         International, Inc.         1,275,500          663           4,139           (976)       --              --*           --*
      COMARCO, Inc.                    373,600        3,106              --             --        --          630,500         5,864
      eBenX Inc.                     1,358,000                        2,307         (1,912)       --        1,283,700         4,878
      Fusion Medical
         Technologies, Inc.            791,100           93          10,091         (2,277)       --              --*           --*
      LightPath Technologies
         Inc. (Class A)              1,355,500           --          10,466         (7,121)       --              --*           --*
      Lojack Corp.                   1,305,800           --           5,674         (1,721)       --              --*           --*
      MDSI Mobile Data
         Solutions                     414,700           --              --             --        --              --*           --*
      Micro Component
         Technology, Inc.              958,100           --             759           (415)       --          865,200         2,942
      NeoPharm, Inc.                        --        9,172           1,618           (258)       --          943,400        14,142
      Northern Technologies
         International Corp.           328,950           --              --             --        --          328,950         1,365
      Powell Industries, Inc.          658,600           --          12,367         (2,231)       --              --*           --*
      RIT Technologies Ltd.            876,900           --              --             --        --          876,900         1,613
      Rimage Corp.                     852,600           --              --             --        --          852,600         7,332
      SafeNet, Inc.                    699,100        3,844           3,280          2,744        --          676,100         9,499
      Zygo Corp.                       929,800           --           3,702         (1,166)       --              --*           --*
                                                                                                ----                        -------
                                                                                                $ --                        $71,169
                                                                                                ====                        =======

      * Issuer is not an affiliated company at April 30, 2002.

   OTHER RELATED PARTIES
   Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Fund.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES
   Aggregate purchases and aggregate proceeds from sales of securities for the six months ended April 30, 2002, were as follows:

                                              PURCHASES              PROCEEDS
                                              ---------              --------
       Long-term securities:                  $192,204               $151,065

4. PORTFOLIO CONCENTRATIONS
   Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

5. DISTRIBUTIONS TO SHAREHOLDERS
   As of April 30, 2002, the components of distributable earnings on a tax basis were as follows:

       Cost of investments for tax purposes               $ 686,562
                                                          ---------
          Gross tax unrealized appreciation               $  81,715
          Gross tax unrealized depreciation                (130,215)
                                                          ---------
             Net tax unrealized depreciation
               on investments                             $ (48,500)
                                                          =========
             Capital loss carryforward                    $  66,221
                                                          ---------

6. LINE OF CREDIT
   The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank. Under the terms of the LOC, the Fund's borrowings cannot exceed 20% of its net assets and the combined borrowings of all Funds cannot exceed $40 million. The Fund did not incur such borrowings during the six months ended April 30, 2002. The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Fund pays a commitment fee of 0.09% per annum of the unused balance of the Line of Credit.

FREMONT FUNDS

50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com







Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202


BR001c-0206

                                                                        [PHOTO]

     "AT FREMONT, WE ARE IN THE BUSINESS OF
      TRYING TO SEE THE FOREST THROUGH ALL THE TREES."

                                       -NANCY TENGLER
                                                                        [PHOTO]

                                                                        [PHOTO]

FREMONT MUTUAL FUNDS, INC.
                                            SEMI-ANNUAL REPORT | APRIL 30, 2002

-    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

-    FREMONT INSTITUTIONAL YIELD+ FUND

                                             [FREMONT INVESTMENT ADVISORS LOGO]

A MESSAGE FROM NANCY TENGLER,
PRESIDENT OF FREMONT MUTUAL FUNDS, INC.

Dear Fremont Fund Shareholders,

In a market outlook piece published in mid-March of this year, reflecting on the stock market's sensitivity to any whiff of bad news I wrote, "It doesn't really matter so much what the pundits say, but `how' they say it. The market reacts to the tone, but not the substance. So, in the short term, we continue to suffer incredible levels of daily volatility, which masks the underlying economic trends that are emerging and is expected to drive the market upward over time."

As I write now, about six weeks later, the stock market remains skittish, with investors quick to react to any hint of bad news. There is a lot for investors to worry about--tensions in the Middle East, accounting questions, and attacks on Wall Street's credibility. Investors are being spooked by the generally negative "daily news flow."

At Fremont, we are in the business of trying to see the forest through all the trees. Our focus is on an economy that is recovering, albeit at a slower rate than investors might like. We believe this foreshadows a broad-based corporate earnings recovery and firmer stock market later this year. In the interim, we will probably have to continue to cope with daily volatility and a disconnect between market activity and gradually improving economic and equities fundamentals. However, we think investors will eventually recognize that things are getting better, not worse, and that there are lots of attractive long-term opportunities in today's depressed stock market.

As you will learn from reading this semi-annual report, not all our fund managers agree on where the best opportunities lie. Our value-oriented portfolio managers generally favor different sectors and stocks than the stewards of our growth-oriented funds. Our international equities managers see great opportunities overseas, while our domestic stock fund managers believe the U.S. is still the place to be. Our specialty fund managers offer their perspectives in the sectors they are investing in. Over the short term, some will be right and others wrong. More importantly, however, over the longer term, we expect our experienced and talented team of in- and out-of-house advisors to add value to the investment process.

At Fremont Investment Advisors, we believe in diversification. Today, the value of a diversified strategy has never been more relevant. That's precisely why we have developed a diversified family of funds managed by the most experienced and talented advisors in the investment industry. We remain committed to this goal.

Sincerely,

/s/ Nancy Tengler

Nancy Tengler, President
Fremont Funds

[SIDENOTE]

[PHOTO OF NANCY TENGLER]

"AT FREMONT, WE ARE IN THE BUSINESS OF TRYING TO SEE THE FOREST THROUGH ALL THE TREES."

TABLE OF CONTENTS


FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Institutional U.S. Micro-Cap Fund                                     2
Fremont Institutional Yield+ Fund                                             4

SCHEDULES OF INVESTMENTS IN SECURITIES AND NET ASSETS

Fremont Institutional U.S. Micro-Cap Fund                                     6
Fremont Institutional Yield+ Fund                                             8

COMBINED FINANCIAL STATEMENTS

Statements of Assets and Liabilities                                         10
Statements of Operations                                                     11
Statements of Changes in Net Assets                                          12

FINANCIAL HIGHLIGHTS                                                         13

NOTES TO FINANCIAL STATEMENTS                                                15

FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

[SIDENOTE]

Portfolio Manager
Robert E. Kern, Jr.
Kern Capital Management LLC

[PHOTO OF ROBERT E. KERN, JR.]

Robert E. Kern, Jr.

FUND PROFILE

THE U.S. MICRO-CAP STOCK MARKET IS A BREEDING GROUND FOR ENTREPRENEURIALLY MANAGED COMPANIES WITH EXCEPTIONAL GROWTH PROSPECTS. WITH MINIMAL WALL STREET RESEARCH COVERAGE AND LOW INSTITUTIONAL OWNERSHIP, MICRO-CAP STOCKS REPRESENT THE LEAST EFFICIENT SECTOR OF THE DOMESTIC EQUITIES MARKET. THIS INEFFICIENCY CREATES ATTRACTIVE INVESTMENT OPPORTUNITIES FOR THE RESEARCH-DRIVEN STOCK PICKERS MANAGING THE FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND.

     SINCE THE INVESTMENT POTENTIAL OF MICRO-CAP STOCKS IS LARGELY DETERMINED BY THE BUSINESS PROSPECTS FOR INDIVIDUAL COMPANIES RATHER THAN MACRO-ECONOMIC TRENDS, THE FUND'S FOCUS IS ON BOTTOM-UP STOCK SELECTION. FUND MANAGEMENT ANALYZES FINANCIAL STATEMENTS, THE COMPANY'S COMPETITIVE POSITION, AND MEETS WITH KEY CORPORATE DECISION MAKERS TO DISCUSS THEIR STRATEGIES FOR FUTURE GROWTH.

     ROBERT E. KERN, JR. IS NATIONALLY RECOGNIZED AS A PIONEER AND LEADING PRACTITIONER OF MICRO-CAP RESEARCH AND PORTFOLIO MANAGEMENT.


TO OUR SHAREHOLDERS,

For the six months ended April 30, 2002, the Fremont Institutional U.S. Micro-Cap Fund returned 2.62%. During this same period, the Russell 2000 Index gained 20.03% and the Russell 2000 Growth, smaller growth company benchmark, returned 10.41%. Although the Fund under-performed the Russell 2000 indices, it provided investors with a positive rate of return during a period that has been especially challenging for many growth stock investors.

     Investments are focused primarily within the four sectors of the U.S. economy which are characterized by a high level of innovation--technology, health care, consumer and services. The Fund enjoyed strong positive returns in the consumer and health care sectors. However, these gains were largely offset by substantial losses in technology related investments.

     At the end of this reporting period, 33% of Fund assets were in technology, 19% in health care, 16% in consumer, 10% in services, and 4% in special situations. The remaining 18% was in cash. This compares to 40% in tech, 16% in health care, 11% in consumer, 6% in services, 4% in special situations, and 23% in cash at the beginning of first half fiscal 2002. These relatively modest changes in portfolio weightings were largely a function of performance rather than asset allocation decisions.

     Sir Isaac Newton's Third Law of physics states, "For every action, there is an equal and opposite reaction." This scientific principle can also be applied to the economy and stock market as well. Those economic and market sectors that performed exceptionally well from the second quarter of 1998 through the first quarter of 2000, most notably technology, have gone bust over the last 25 months. Considering the magnitude of the boom, the duration of the bust may be longer than some investors anticipate. We don't expect to see technology capital spending increase significantly before a broad-based profit recovery. Corporate managements are still in a cost-saving mode. This is not likely to change until they gain confidence their own companies' profit picture has improved signifi-cantly. However, in our opinion, this is no reason to abandon tech--the most innovative sector of the economy with the best long-term growth dynamics. In fact, we think it's time to selectively invest in "best of breed" companies in a variety of tech sub-sectors including communications.

     Rather than focusing on short-term data points such as sequential quarterly revenue growth or trying to identify the next "hot" tech sub-sector, we are targeting those companies that are the best positioned in their respective niches. Put another way, we want to own companies that will be able to make it through these tough times and have the products and services that will be in the greatest demand when the economic climate improves. In this environment, we are also valuation sensitive, believing that if we buy at the right price, we will be adequately rewarded over the longer-term. This has always been our strategy across all sectors, and as the Fund's performance track record indicates, over the long-term it has worked exceptionally well.

     Over the short term, we expect our investments in other innovative sectors may have to continue to carry the ball. With low interest rates and lots of financial incentives in place to move product, we think the consumer will continue to spend, albeit not at a rate that will produce a vigorous economic recovery. We also believe that less economically sensitive sectors such as health care can continue to reward us. Health care niches showing special promise include: companies with medical equipment technologies that have multiple applications, value added service providers to the pharmaceutical and biotechnology industries, and health care information systems firms.

     In closing, growth stock investing is especially challenging in a soft economy, which makes growth hard to come by. During such trying times, our investment team focuses on companies that we believe will achieve high growth when the economy regains momentum. It is our experience that such companies ultimately attract the most favorable investor attention and provide the most generous returns in more buoyant markets.

Sincerely,

/s/ Robert E. Kern, Jr.

Robert E. Kern, Jr.
Portfolio Manager

                                                  FREMONT INSTITUTIONAL
                                                  U.S. MICRO-CAP FUND SECTOR
                                                  DIVERSIFICATION AS OF 4/30/02

[CHART]

Health Care                      (18.9%)
Technology (Equipment)           (18.0%)
Technology (Components)           (8.6%)
Business Equipment & Services    (10.1%)
Technology (Software)             (6.6%)
Retail                            (6.1%)
Consumer Non-Durables             (5.6%)
Cash                             (18.3%)
Other                             (7.8%)

ANNUAL RETURNS

[CHART]

11/01/88-10/31/89     + 25.28%
11/01/89-10/31/90     - 10.25%
11/01/90-10/31/91     + 84.70%
11/01/91-10/31/92     -  0.65%
11/01/92-10/31/93     + 42.08%
11/01/93-10/31/94     - 10.62%
11/01/94-10/31/95     + 29.21%
11/01/95-10/31/96     + 41.99%
11/01/96-10/31/97     + 34.19%
11/01/97-10/31/98     - 21.03%
11/01/98-10/31/99     +118.10%
11/01/99-10/31/00     + 60.36%
11/01/00-10/31/01     - 18.13%
11/01/01-4/30/02*     +  2.62%

TOP TEN HOLDINGS

Riverstone Networks, Inc.           3.8%
Endocare, Inc.                      3.5%
Gene Logic, Inc.                    2.9%
Kroll, Inc.                         2.9%
NeoPharm, Inc.                      2.5%
BEI Technologies, Inc.              2.2%
F5 Networks, Inc.                   2.1%
ATMI, Inc.                          2.0%
Anaren Microwave, Inc.              1.9%
ArthroCare Corp.                    1.8%
                           TOTAL   25.6%


AVERAGE ANNUAL RETURNS
FOR PERIODS ENDED 4/30/02

1 YEAR    5 YEARS    10 YEARS
------    -------    --------
0.99%     24.56%      21.74%

GROWTH OF $10,000(1)

[CHART]

Fremont Institutional
U.S. Micro-Cap Fund
($154,157)

Russell 2000 Index
($42,816)

                 FREMONT INSTITUTIONAL
                  U.S. MICRO-CAP FUND      RUSSELL 2000 INDEX
      1-Nov-88      10000.00                    10000.00
     30-Nov-88       9326.00                     9667.00
     31-Dec-88      10202.64                    10045.95
     31-Jan-89      10302.63                    10494.00
     28-Feb-89      10228.45                    10571.65
     31-Mar-89      10596.68                    10820.08
     30-Apr-89      11387.19                    11291.84
     31-May-89      12217.31                    11777.39
     30-Jun-89      11591.79                    11508.87
     31-Jul-89      11895.49                    11956.56
     31-Aug-89      13127.86                    12247.10
     30-Sep-89      12990.02                    12286.30
     31-Oct-89      12527.58                    11557.72
     30-Nov-89      12614.02                    11631.69
     31-Dec-89      12610.23                    11678.21
     31-Jan-90      11655.89                    10658.71
     28-Feb-90      12223.58                    10989.13
     31-Mar-90      12750.73                    11419.90
     30-Apr-90      12574.19                    11046.47
     31-May-90      13808.55                    11828.56
     30-Jun-90      13955.49                    11859.31
     31-Jul-90      14230.17                    11339.88
     31-Aug-90      13044.93                     9822.60
     30-Sep-90      12007.40                     8949.37
     31-Oct-90      11240.25                     8402.56
     30-Nov-90      11872.55                     9043.68
     31-Dec-90      12547.95                     9399.46
     31-Jan-91      13528.41                    10246.35
     28-Feb-91      15242.13                    11395.99
     31-Mar-91      17138.68                    12194.85
     30-Apr-91      16731.36                    12163.75
     31-May-91      16677.39                    12742.75
     30-Jun-91      15095.98                    12005.71
     31-Jul-91      17128.30                    12425.91
     31-Aug-91      17912.78                    12884.42
     30-Sep-91      18555.49                    12984.40
     31-Oct-91      20790.49                    13327.71
     30-Nov-91      20037.19                    12711.17
     31-Dec-91      22388.64                    13728.07
     31-Jan-92      24547.58                    14841.41
     29-Feb-92      24135.41                    15274.78
     31-Mar-92      23332.86                    14757.88
     30-Apr-92      21560.44                    14239.88
     31-May-92      21429.87                    14429.27
     30-Jun-92      19160.35                    13751.10
     31-Jul-92      20474.23                    14229.63
     31-Aug-92      19737.98                    13826.94
     30-Sep-92      20616.13                    14145.09
     31-Oct-92      20817.35                    14592.08
     30-Nov-92      22926.74                    15709.69
     31-Dec-92      23855.76                    16255.91
     31-Jan-93      24545.79                    16805.69
     28-Feb-93      24082.27                    16418.15
     31-Mar-93      26371.85                    16950.26
     30-Apr-93      25476.33                    16484.81
     31-May-93      27099.17                    17213.43
     30-Jun-93      27386.54                    17320.50
     31-Jul-93      27682.35                    17560.22
     31-Aug-93      29658.30                    18318.47
     30-Sep-93      29775.51                    18835.05
     31-Oct-93      29872.38                    19319.49
     30-Nov-93      29224.37                    18690.64
     31-Dec-93      28889.08                    19329.30
     31-Jan-94      30731.64                    19934.30
     28-Feb-94      30713.88                    19862.94
     31-Mar-94      29029.57                    18816.16
     30-Apr-94      27855.68                    18927.18
     31-May-94      26948.26                    18715.19
     30-Jun-94      25803.24                    18084.49
     31-Jul-94      25593.85                    18381.08
     31-Aug-94      25771.37                    19404.72
     30-Sep-94      26922.12                    19338.74
     31-Oct-94      26693.43                    19260.81
     30-Nov-94      25040.20                    18482.67
     31-Dec-94      24125.59                    18978.00
     31-Jan-95      25091.22                    18738.69
     28-Feb-95      25702.83                    19518.22
     31-Mar-95      27056.42                    19852.76
     30-Apr-95      27603.70                    20293.89
     31-May-95      28405.43                    20642.54
     30-Jun-95      30207.34                    21713.89
     31-Jul-95      31772.05                    22964.39
     31-Aug-95      34215.20                    23439.76
     30-Sep-95      35299.60                    23858.39
     31-Oct-95      34715.54                    22790.25
     30-Nov-95      35448.32                    23749.26
     31-Dec-95      37134.61                    24376.24
     31-Jan-96      38713.43                    24350.16
     29-Feb-96      41214.52                    25109.16
     31-Mar-96      42507.68                    25620.13
     30-Apr-96      48291.75                    26989.52
     31-May-96      54174.33                    28051.83
     30-Jun-96      51035.86                    26898.90
     31-Jul-96      45602.14                    24550.63
     31-Aug-96      49047.76                    25977.02
     30-Sep-96      51296.56                    26991.42
     31-Oct-96      49417.63                    26574.43
     30-Nov-96      53103.65                    27669.56
     31-Dec-96      56688.38                    28392.84
     31-Jan-97      60789.17                    28962.09
     28-Feb-97      57031.57                    28258.31
     31-Mar-97      52669.98                    26924.52
     30-Apr-97      51407.86                    27000.18
     31-May-97      57397.56                    30004.22
     30-Jun-97      62177.93                    31291.10
     31-Jul-97      64323.39                    32747.07
     31-Aug-97      66628.92                    33496.33
     30-Sep-97      72422.74                    35946.75
     31-Oct-97      66431.38                    34367.61
     30-Nov-97      65548.34                    34145.25
     31-Dec-97      64393.05                    34742.79
     31-Jan-98      62927.99                    34194.55
     28-Feb-98      67462.71                    36722.90
     31-Mar-98      70253.31                    38237.35
     30-Apr-98      71230.02                    38448.80
     31-May-98      67462.71                    36377.95
     30-Jun-98      65090.70                    36454.34
     31-Jul-98      59090.92                    33503.37
     31-Aug-98      45486.75                    26997.68
     30-Sep-98      46533.22                    29110.52
     31-Oct-98      52463.24                    30297.65
     30-Nov-98      60067.62                    31884.94
     31-Dec-98      67951.06                    33857.98
     31-Jan-99      74508.97                    34308.29
     28-Feb-99      69904.48                    31529.32
     31-Mar-99      72206.73                    32021.18
     30-Apr-99      79392.52                    34890.28
     31-May-99      86020.19                    35399.67
     30-Jun-99      95926.81                    36999.74
     31-Jul-99      98089.52                    35985.95
     31-Aug-99      97810.46                    34654.47
     30-Sep-99     106670.61                    34661.40
     31-Oct-99     114423.88                    34803.51
     30-Nov-99     133076.32                    36881.28
     31-Dec-99     163261.06                    41056.24
     31-Jan-00     177644.19                    40395.23
     29-Feb-00     230718.75                    47064.49
     31-Mar-00     205905.76                    43962.94
     30-Apr-00     183868.46                    41316.37
     31-May-00     174784.38                    38907.62
     30-Jun-00     217260.86                    42300.37
     31-Jul-00     208513.23                    40938.30
     31-Aug-00     218017.87                    44061.89
     30-Sep-00     200438.49                    42766.47
     31-Oct-00     183491.68                    40859.08
     30-Nov-00     153702.01                    36662.86
     31-Dec-00     155545.57                    39812.20
     31-Jan-01     173947.16                    41886.41
     28-Feb-01     147212.77                    39138.66
     31-Mar-01     136102.37                    37224.78
     30-Apr-01     152652.23                    40135.76
     31-May-01     162142.37                    41123.10
     30-Jun-01     170243.70                    42541.85
     31-Jul-01     164572.77                    40240.33
     31-Aug-01     157050.10                    38940.57
     30-Sep-01     133556.24                    33699.17
     31-Oct-01     150221.84                    35670.57
     30-Nov-01     159133.30                    38431.44
     31-Dec-01     167234.63                    40802.66
     31-Jan-02     161100.77                    40378.31
     28-Feb-02     147559.97                    39271.94
     31-Mar-02     163531.17                    42429.41
     30-Apr-02     154156.77                    42815.52

* Unannualized. (1)Assumes initial investment of $10,000 on November 1, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Performance for the Fremont Institutional U.S. Micro-Cap Fund reflects the performance of the post-venture fund of Fund A of the Bechtel Trust & Thrift, whose asset1transferred into the Fremont Institutional U.S. Micro-Cap Fund on 8/6/97, net of actual fees and expenses. The post-venture fund imposed higher fees and expenses than that of the Fremont Institutional U.S. Micro-Cap Fund and was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed on registered mutual funds. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. The returns shown were achieved during a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be achieved consistently. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products.The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FREMONT INSTITUTIONAL YIELD+ FUND

[SIDENOTE]

Portfolio Co-Managers
Norman Gee and Michelle Romano
Fremont Investment Advisors, Inc.

[PHOTO OF NORMAN GEE]   [PHOTO OF MICHELLE ROMANO]

Norman Gee and Michelle Romano

FUND PROFILE

THE FREMONT INSTITUTIONAL YIELD+ FUND FOCUSES ITS INVESTMENTS ON SHORT-TERM DEBT SECURITIES SUCH AS COMMERCIAL PAPER, CORPORATE BONDS, CERTIFICATES OF DEPOSITS, AND GOVERNMENT NOTES AND BONDS WITH MATURITIES OF THREE YEARS OR LESS. THE FUND'S GOAL IS TO PROVIDE INSTITUTIONAL INVESTORS WITH HIGHER RETURNS THAN NORMALLY FOUND IN A TYPICAL TAXABLE MONEY MARKET FUND, WHILE ASSUMING ONLY SLIGHTLY MORE RISK.

PORTFOLIO CO-MANAGERS NORMAN GEE AND MICHELLE ROMANO INVEST PRIMARILY IN SECURITIES RATED INVESTMENT GRADE, OR BETTER, BY MOODY'S OR STANDARD & POOR'S, OR THOSE OF COMPARABLE QUALITY. TO IDENTIFY AND SELECT THE SHORT-TERM DEBT SECURITIES THAT PRESENT THE BEST INVESTMENT OPPORTUNITY, THE MANAGERS ANALYZE A VARIETY OF MACRO- AND MICROECONOMIC FACTORS, INCLUDING THE ISSUER'S BUSINESS CONDITIONS, COMPETITIVE POSITION, AND GENERAL FINANCIAL HEALTH.

TO OUR SHAREHOLDERS,

The Fremont Institutional Yield+ Fund commenced operations on November 1, 2001. Since inception, it returned -0.05% compared to the Money Fund Report/First Tier Taxable Prime Average's (plus 50 basis points or 0.5%) 0.97% gain. At the close of this reporting period, the Fund's 30-day SEC yield was 3.19%.

In its brief six months of operation, the Fund achieved one of its objectives, providing a yield at least 50 basis points (0.5%) higher than the average money market fund. In fact, at the end of fiscal first half 2002, the Fund's 30-day SEC yield was 139 basis points (1.39%) higher than the money market fund average. Unfortunately, we failed to meet our second objective--a stable Net Asset Value (NAV). The Fund's NAV declined by 1.30%, primarily due to the sharp decline in the price of one of our largest holdings (more on this later).

Since this is the first time we are reporting to shareholders, let's begin by reviewing our investment methodology and objectives. The Fund was created for institutional investors looking for a higher yielding alternative to conven-tional money market funds without sacrificing much safety of principal. We plan to accomplish these goals by operating in an air pocket in the fixed income market--a place money market funds aren't allowed to venture and most bond funds do not care to go.

Generally, one of the steepest sections of the yield curve is just past one year (the cut-off for money funds) and below three years (where yields aren't high enough to attract bond fund buying). You also usually see attractive credit spreads between the highest investment grade securities money fund managers are required to own and securities rated one notch lower (but still in the invest-ment grade category) that we are allowed to purchase. We believe the Fund can achieve its yield objective by owning securities maturing within three years while maintaining an average portfolio maturity up to one year versus the one-year maturity on individual securities and 90-day average portfolio maturity maximums for money funds. We can also boost yield by owning securities rated at least A2 by Standard & Poor's, P2 by Moody's and F2 by Fitch versus A1, P1, and F1 credit ratings required for money funds.

We cannot promise the absolute safety of principal offered by money market funds--longer maturity, lower credit quality securities present additional risks. We believe that if we do our homework and avoid unpleasant surprises, that this additional risk is minimal. However we have just experienced the kind of unpleasant surprise that can result in a decline in the Fund's NAV.

We did a lot of homework on telecom giant WorldCom. We were well aware of problems that could have a negative impact on WorldCom stock and longer maturity bonds. However, we were satisfied (and still are) that WorldCom's cash flow would be more than adequate to cover interest and principal payments on the May 2003 bonds we were buying. Unfortunately, the rating agencies didn't share our confidence and dropped their credit rating on this debt from Baa1 to Baa2 (Moody's), A-2 to A-3 (S&P), BBB+ to BBB- (Fitch). The news sent the bond's price skidding and resulted in a 1.3% decline in the Fund's NAV. Clearly, after the Enron debacle, (when all the leading credit agencies were late to recognize and acknowledge the company's severe liquidity problems), the agencies are taking the position that they would rather be early and wrong than late and wrong. That is another element of risk we will have to contend with going forward. However, we remain confident WorldCom will pay off the May 2003 bonds in the portfolio and that diligent fundamental research will help us avoid these potholes in the future.

Presently, the fixed income markets seem to be anticipating Federal Reserve rate hikes in the late summer. If, as we anticipate, economic growth slows substantially in the second quarter and inflation remains muted, we suspect Chairman Greenspan and his colleagues at the Fed will postpone any rate hikes until the economy is on more solid footing. When the Fed does pump the monetary brakes--our best guess is not until 2003-we suspect it will be a few light taps moving the Fed Funds rate no more than 125 basis points (1.25%). Consequently, we will likely maintain the portfolio's current 148-day average maturity to lock in the higher yields on the longer end of the short-term yield curve. With the economy now on more solid footing, we believe credit risk has also abated, and therefore plan to maintain the portfolio's BBB average credit rating.

Sincerely,

/s/ Norman Gee

/s/ Michelle Romano

Norman Gee and Michelle Romano
Portfolio Co-Managers

                                              FREMONT INSTITUTIONAL YIELD+ FUND
                                              SECTOR DIVERSIFICATION
                                              AS OF 4/30/02

[CHART]

Financial Services               (31.7%)
Energy                           (22.4%)
Utilities                        (11.1%)
Retail                           (9.3%)
Technology                       (7.8%)
Transportation                   (3.6%)
Consumer Durables                (5.2%)
Consumer Services                (2.0%)
Other                            (6.9%)

[CHART]

CUMULATIVE RETURN

11/01/01*-4/30/02       -0.05%

TOP TEN HOLDINGS

Federated Department Stores, Inc.,
  8.130%, 10/15/02                              5.1%
Tyco International Group SA,
  6.880%, 09/05/02                              4.1%
Coastal Corp., 8.130%, 09/15/02                 4.1%
Kinder Morgan Energy LP, DN,
  0.000%, 05/13/02                              4.0%
ABB Treasury Center (USA), Inc.,
  DN, 0.000%, 05/24/02                          4.0%
Reliant Energy, Inc.,DN, 0.000%,
  05/01/02                                      4.0%
Sun Microsystems, Inc., 7.000%, 08/15/02        3.8%
Norfolk Southern Corp., 6.950%, 05/01/02        3.6%
Cleveland Electric Illuminating Co., 7.630%,
  08/01/02                                      3.3%
Reliance Electric Co., 6.800%, 04/15/03         3.1%
                                   TOTAL       39.1%

GROWTH OF $10,000(1)

[CHART]

                                                       MONEY FUND REPORT/FIRST
                        FREMONT INSTITUTIONAL        TIER TAXABLE PRIME AVERAGE
                            YIELD & FUND               (PLUS 50 BASIS POINTS)
    1-Nov-01                    10,000                         10,000
   30-Nov-01                    10,021                         10,019
   31-Dec-01                    10,040                         10,036
   31-Jan-02                    10,050                         10,052
   28-Feb-02                    10,053                         10,066
   31-Mar-02                    10,054                         10,082
   30-Apr-02                     9,995                         10,097

* Inception Date. (1)Assumes initial investment of $10,000 on November 1, 2001. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                             April 30, 2002 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                             VALUE (000S)
         SHARES    SECURITY DESCRIPTION                                        (NOTE 1)
-----------------------------------------------------------------------------------------
COMMON STOCKS  81.7%

BUSINESS EQUIPMENT & SERVICES  10.1%

         117,300   BHA Group Holdings, Inc. (Class A)                         $  2,188
         108,600   Bright Horizons Family
                      Solutions, Inc.*                                           3,255
         102,800   Coors Tek, Inc.*                                              4,039
          68,600   Corporate Executive Board Co.*                                2,607
         190,000   CoStar Group, Inc.*                                           4,524
          35,700   Infocrossing, Inc.*                                             202
         542,200   Kroll, Inc.                                                  10,052
         208,400   Perma-Fix Environmental
                      Services, Inc.*                                              667
         825,800   SBA Communications, Corp.*                                    2,386
         328,800   Tele Tech Holdings, Inc.*                                     4,028
         104,800   Tier Technologies, Inc.                                       1,577
                                                                              --------
                                                                                35,525
                                                                              --------

CAPITAL GOODS  1.9%

          99,550   Aaon, Inc.*                                                   3,136
          65,500   Oshkosh Truck Corp.                                           3,728
                                                                              --------
                                                                                 6,864
                                                                              --------

CONSUMER NON-DURABLES  5.6%

          89,000   Gaiam, Inc. (Class A)                                         1,416
         142,400   Galaxy Nutritional Foods, Inc.                                  691
          63,700   Hain Celestial Group, Inc.*                                   1,168
         313,200   JAKKS Pacific, Inc.                                           6,035
         384,800   Midway Games, Inc.                                            5,253
         206,100   Monterey Pasta Co.                                            1,900
         134,700   Take-Two Interactive Software, Inc.*                          3,381
                                                                              --------
                                                                                19,844
                                                                              --------

CONSUMER SERVICES  4.3%

         169,900   4Kids Entertainment, Inc.*                                    2,922
         520,200   Cash America International, Inc.                              5,186
         235,700   Championship Auto Racing
                      Teams, Inc.*                                               3,241
         329,900   LoJack Corp.*                                                 1,814
          83,700   Shuffle Master, Inc.*                                         1,917
                                                                              --------
                                                                                15,080
                                                                              --------

HEALTH CARE  18.9%

          79,900   American Healthcorp, Inc.                                     2,153
         384,900   ArthroCare Corp.*                                             6,166
         129,800   Biosite, Inc.                                                 4,056
         618,200   eBenX, Inc.*                                                  2,349
         268,400   Eclipsys Corp.*                                               4,297
         641,600   Endocare, Inc.*                                              12,312
         201,200   Exact Sciences Corp.                                          2,376
         383,000   First Consulting Group, Inc.                                  3,447
         660,300   Gene Logic, Inc.*                                            10,254
         704,500   Harvard Bioscience, Inc.                                      5,488
         120,300   ICON PLC*                                                     3,653
           8,300   Intuitive Surgical, Inc.*                                        84
         594,210   NeoPharm, Inc.*                                               8,907
         152,900   Quidel Corp.                                                  1,029
                                                                              --------
                                                                                66,571
                                                                              --------

RAW MATERIALS  0.1%

         101,900   Northern Technologies
                      International Corp.                                          423
                                                                              --------
                                                                                   423
                                                                              --------

RETAIL  6.1%

          27,700   A.C. Moore Arts & Crafts, Inc.*                            $  1,276
         203,600   Benihana, Inc. (Class A)*                                     3,956
         170,700   Buca, Inc.*                                                   2,902
         308,700   dELiA*s Corp. (Class A)                                       2,034
          97,800   Electronics Boutique Holdings Corp.*                          2,781
         185,100   O'Charley's, Inc.                                             4,676
          24,000   Tractor Supply Co.*                                           1,324
         305,500   Trans World Entertainment Corp.*                              2,475
                                                                              --------
                                                                                21,424
                                                                              --------

TECHNOLOGY (COMPONENTS)  8.6%

         212,400   Advanced Technical Products, Inc.                             6,128
         541,000   Anaren Microwave, Inc.*                                       6,833
         172,600   APA Optics, Inc.*                                               380
         331,600   California Micro Devices Corp.*                               1,575
         176,900   Identix, Inc.                                                 1,336
         134,600   II-VI, Inc.                                                   2,016
         373,300   IXYS Corp.                                                    3,151
          40,500   Opticnet, Inc.(c)                                                 3
         708,700   Pemstar, Inc.                                                 5,103
       1,455,400   Stratos Lightwave, Inc.*                                      4,017
                                                                              --------
                                                                                30,542
                                                                              --------
TECHNOLOGY (EQUIPMENT)  18.0%

          50,200   American Science & Engineering, Inc.*                           966
         234,400   ASMI International, NV                                        5,391
         231,400   ATMI, Inc.*                                                   7,058
         111,400   August Technology Corp.                                       1,615
         117,800   Axsys Technologies, Inc.*                                     1,007
         395,100   BEI Technologies, Inc.                                        7,748
         329,600   COMARCO, Inc.*                                                3,065
          13,000   KVH Industries, Inc.                                            101
         252,300   Micro Component Technology, Inc.*                               858
         189,700   Netopia, Inc.*                                                  787
         129,300   Powell Industries, Inc.                                       3,039
         387,700   Rimage Corp.*                                                 3,334
         363,000   RIT Technologies Ltd.*                                          668
       2,863,000   Riverstone Networks, Inc.*                                   13,456
         374,500   SafeNet, Inc.                                                 5,262
         148,900   Trikon Technologies, Inc.*                                    2,091
         217,600   Visionics Corp.*                                              2,202
         273,600   Zygo Corp.*                                                   4,681
                                                                              --------
                                                                                63,329
                                                                              --------

TECHNOLOGY (SOFTWARE)  6.6%

         506,000   Centra Software, Inc.*                                        1,569
         573,800   F5 Networks, Inc.*                                            7,471
         815,100   FalconStor Software, Inc.*                                    5,054
         120,000   MDSI Mobile Data Solutions, Inc.*                               443
         343,900   Novadigm, Inc.*                                               2,321
         284,200   PLATO Learning, Inc.                                          3,814
         185,000   Primus Knowledge Solutions, Inc.*                               218
          89,400   PumaTech, Inc.*                                                  89
         166,300   Saba Software, Inc.                                             487
          63,300   Websense, Inc.*                                               1,691
                                                                              --------
                                                                                23,157
                                                                              --------

UTILITIES  1.5%

         471,400   Cadiz, Inc.*                                                  5,185
                                                                              --------
                                                                                 5,185
                                                                              --------

TOTAL COMMON STOCKS (COST $299,790)                                            287,944
                                                                              --------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                           VALUE (000S)
FACE AMOUNT        SECURITY DESCRIPTION                                      (NOTE 1)
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  21.0%

$     10,000,000   Nestle Capital Corp., CP,
                     2.100%(a), 5/1/02(b)                                  $    10,000
      63,865,914   Repurchase Agreement, State Street
                     Bank, 1.360%, 05/01/02 (Maturity
                     Value $63,868) (Cost $63,866)
                     Collateral: FNMA 3.060%,
                     01/28/04; FNMA, 6.000%, 05/15/11
                     (Collateral Value $65,144)                                 63,866
                                                                           -----------
TOTAL SHORT-TERM INVESTMENTS (COST $73,866)                                     73,866
                                                                           -----------
TOTAL INVESTMENTS (COST $373,656), 102.7%                                      361,810
                                                                           -----------
OTHER ASSETS AND LIABILITIES, NET, (2.7)%                                       (9,479)
                                                                           -----------
NET ASSETS, 100.0%                                                         $   352,331
                                                                           ===========

*    Non-income producing security.

(a)  Yield to maturity.

(b) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.

(c)  Board valued security.

     PORTFOLIO ABBREVIATIONS

     CP             Commercial paper

     FNMA           Federal National Mortgage Association

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                        FREMONT INSTITUTIONAL YIELD+ FUND
                           April 30, 2002 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                         INTEREST            MATURITY               VALUE (000S)
     FACE AMOUNT      SECURITY DESCRIPTION                                 RATE                DATE                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
BONDS  99.3%

CAPITAL GOODS  2.1%

   $      1,010,000   Ingersoll Rand Co.                                   5.750%             02/14/03                $  1,033
                                                                                                                      --------
                                                                                                                         1,033
                                                                                                                      --------
CONSUMER DURABLES  5.2%

          1,000,000   Maytag Corp.                                         7.610%             03/03/03                   1,036
          1,500,000   Reliance Electric Co.                                6.800%             04/15/03                   1,544
                                                                                                                      --------
                                                                                                                         2,580
                                                                                                                      --------
CONSUMER SERVICES  2.0%

          1,000,000   Cox Communications, Inc.                             6.500%             11/15/02                   1,012
                                                                                                                      --------
                                                                                                                         1,012
                                                                                                                      --------
ENERGY  22.4%

          1,600,000   Cleveland Electric Illum.                            7.625%             08/01/02                   1,616
          1,400,000   Dominion Resource, Inc.                              6.000%             01/31/03                   1,424
          2,000,000   El Paso CGP Co.                                      8.125%             09/15/02                   2,030
          2,000,000   Kinder Morgan Energy LP                              2.500%             05/13/02                   1,998
          1,000,000   Occidental Petroleum Corp.                           6.750%             11/15/02                   1,017
          1,996,000   Reliant Energy, Inc.(a)                              2.600%             05/01/02                   1,996
          1,000,000   Scana Corp.                                          6.250%             07/08/03                   1,031
                                                                                                                      --------
                                                                                                                        11,112
                                                                                                                      --------
FINANCIAL SERVICES (OTHER)  31.7%

          1,000,000   DaimlerChrysler NA Holding Corp.                     2.800%             06/20/02                     996
            815,000   Ford Motor Credit Co.                                6.125%             04/28/03                     832
          1,500,000   Ford Motor Credit Co.                                2.500%             05/30/02                   1,497
          1,000,000   General Motors Acceptance Corp.                      9.000%             10/15/02                   1,025
          1,000,000   General Motors Acceptance Corp.                      5.950%             03/14/03                   1,021
          1,000,000   Household Finance Corp.                              6.700%             06/15/02                   1,005
          1,000,000   Household Finance Corp.                              6.125%             07/15/02                   1,007
          1,000,000   John Deere Capital Corp.                             7.000%             10/15/02                   1,018
          1,250,000   National Rural Utilities Cooperative Finance Corp.   7.375%             02/10/03                   1,286
          1,000,000   PHH Corp.                                            2.500%             05/02/02                   1,000
          1,000,000   PHH Corp.                                            2.500%             05/22/02                     999
          1,000,000   Prudential Insurance Co.(a)                          6.875%             04/15/03                   1,027
          1,000,000   Textron Financial Corp.                              7.180%             10/15/02                   1,022
          1,000,000   UnumProvident Corp.(a)                               3.250%             06/28/02                     996
          1,000,000   UnumProvident Corp.(a)                               3.250%             06/26/02                     996
                                                                                                                      --------
                                                                                                                        15,727
                                                                                                                      --------
MULTI-INDUSTRY  4.1%

          2,100,000   Tyco International Group SA                          6.875%             09/05/02                   2,058
                                                                                                                      --------
                                                                                                                         2,058
                                                                                                                      --------
RETAIL  9.3%

          2,500,000   Federated Department Stores                          8.125%             10/15/02                   2,555
          1,000,000   Safeway, Inc.                                        7.000%             09/15/02                   1,016
          1,000,000   Sears Roebuck Acceptance Corp.                       6.410%             11/18/02                   1,021
                                                                                                                      --------
                                                                                                                         4,592
                                                                                                                      --------
TECHNOLOGY (COMPONENTS)  3.8%

          1,850,000   Sun Microsystems, Inc.                               7.000%             08/15/02                   1,866
                                                                                                                      --------
                                                                                                                         1,866
                                                                                                                      --------
TECHNOLOGY (EQUIPMENT)  4.0%

          1,000,000   Compaq Computer Corp.(a)                             3.050%             06/19/02                     997
          1,000,000   Compaq Computer Corp.(a)                             3.050%             06/24/02                     996
                                                                                                                      --------
                                                                                                                         1,993
                                                                                                                      --------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                         INTEREST            MATURITY               VALUE (000S)
     FACE AMOUNT      SECURITY DESCRIPTION                                 RATE                DATE                   (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION  3.6%

   $      1,800,000   Norfolk Southern Corp.(a)                            6.950%             05/01/02                $  1,800
                                                                                                                      --------
                                                                                                                         1,800
                                                                                                                      --------
UTILITIES  11.1%

          2,000,000   ABB Treasury Center(a)                               1.930%             05/24/02                   1,997
          1,000,000   AT&T Corp.                                           6.500%             09/15/02                   1,008
          1,000,000   TXU Corp.                                            8.000%             06/01/02                   1,003
          2,000,000   WorldCom, Inc.                                       7.875%             05/15/03                   1,500
                                                                                                                      --------
                                                                                                                         5,508
                                                                                                                      --------
                      TOTAL BONDS (COST $49,896)                                                                        49,281
                                                                                                                      --------


SHORT-TERM INVESTMENT  0.0%

                605   Repurchase Agreement, State Street Bank, 1.360%,
                        05/01/02 (Maturity Value $1) (Cost $1) Collateral: FNMA,
                        4.750%, 03/15/03 (Collateral Value $5)                                                               1
                                                                                                                      --------

            TOTAL SHORT-TERM INVESTMENT (COST $1)                                                                            1
                                                                                                                      --------

            TOTAL INVESTMENTS (COST $49,897), 99.3%                                                                     49,282
                                                                                                                      --------

            OTHER ASSETS AND LIABILITIES, NET, 0.7%                                                                        326
                                                                                                                      --------

            NET ASSETS, 100.0%                                                                                        $ 49,608
                                                                                                                      ========

(a) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, mat only be sold to qualified institutional investors.

PORTFOLIO ABBREVIATIONS

FNMA  Federal National Mortgage Association

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2002 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)

                                                                             INSTITUTIONAL      INSTITUTIONAL
                                                                            U.S. MICRO-CAP         YIELD+
                                                                                 FUND               FUND
                                                                            ---------------------------------
ASSETS:

     Investments in securities at cost                                      $    309,790         $     49,896
     Repurchase agreements at cost                                                63,866                    1
                                                                            ------------         ------------

          TOTAL INVESTMENTS AT COST                                         $    373,656         $     49,897
                                                                            ============         ============
     Investments in securities at value                                     $    297,944         $     49,281
     Repurchase agreements at value                                               63,866                    1
     Cash                                                                             19                   --
     Dividends and interest receivable                                                 2                  534
     Receivable for securities sold                                                  197                   --
     Receivable from sale of fund shares                                             117                   --
     Receivable from management                                                       13                   --
     Prepaid expenses                                                                 27                   12
     Other assets                                                                      2                   --
                                                                            ------------         ------------

          TOTAL ASSETS                                                           362,187               49,828
                                                                            ------------         ------------
LIABILITIES:

     Income dividend payable                                                          --                  110
     Payable for securities purchased                                              9,438                   --
     Payable for fund shares redeemed                                                 56                   --
     Accrued expenses:
          Investment advisory and administrative fees                                337                   75
          Other                                                                       25                   35
                                                                            ------------         ------------

          TOTAL LIABILITIES                                                        9,856                  220
                                                                            ------------         ------------
NET ASSETS                                                                  $    352,331         $     49,608
                                                                            ============         ============
Net assets consist of:
     Paid in capital                                                             384,297         $     50,225
     Undistributed net investment loss                                            (1,538)                  --
     Unrealized depreciation on investments                                      (11,846)                (615)
     Accumulated net realized loss                                               (18,582)                  (2)
                                                                            ------------         ------------
NET ASSETS                                                                  $    352,331         $     49,608
                                                                            ============         ============
SHARES OF CAPITAL STOCK OUTSTANDING                                               26,449                5,024
                                                                            ============         ============
NET ASSET VALUE PER SHARE                                                   $      13.32         $       9.87
                                                                            ============         ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                           FREMONT MUTUAL FUNDS, INC.
                  Six Months Ended April 30, 2002 (Unaudited)

STATEMENTS OF OPERATIONS
(ALL NUMBERS IN THOUSANDS)

                                                                                     INSTITUTIONAL              INSTITUTIONAL
                                                                                     U.S. MICRO-CAP                 YIELD+
                                                                                          FUND                      FUND
                                                                                     ----------------        ----------------
INVESTMENT INCOME:

      Interest                                                                       $            539        $            686
      Dividends                                                                                    40                      --
                                                                                     ----------------        ----------------
            TOTAL INCOME                                                                          579                     686
                                                                                     ----------------        ----------------

EXPENSES:

      Investment advisory and administrative fees                                               1,945                     137
      Shareholder servicing fees                                                                   42                       8
      Custody fees                                                                                 25                       9
      Accounting fees                                                                              24                       5
      Audit and legal fees                                                                         15                       9
      Directors' fees                                                                               8                       2
      Registration fees                                                                            32                      14
      Reports to shareholders                                                                      14                      12
      Other                                                                                        13                       6
                                                                                     ----------------        ----------------
            TOTAL EXPENSES BEFORE REDUCTIONS                                                    2,118                     202
      Earned custody credits                                                                       (1)                     --
      Expenses waived and/or reimbursed by Advisor                                                 --                     (55)
                                                                                     ----------------        ----------------
            TOTAL NET EXPENSES                                                                  2,117                     147
                                                                                     ----------------        ----------------
                  NET INVESTMENT INCOME (LOSS)                                                 (1,538)                    539
                                                                                     ----------------        ----------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
      Net realized loss from:
            Investments                                                                       (10,027)                     (2)
      Net unrealized appreciation (depreciation) on:
            Investments                                                                        16,244                    (615)
                                                                                     ----------------        ----------------
            Net realized and unrealized gain (loss) from investments                            6,217                    (617)
                                                                                     ----------------        ----------------
                  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $          4,679        $            (78)
                                                                                     ================        ================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               FREMONT MUTUAL FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2001
(ALL NUMBERS IN THOUSANDS)

                                                                              INSTITUTIONAL                     INSTITUTIONAL
                                                                             U.S. MICRO-CAP                         YIELD+
                                                                                  FUND                              FUND(1)
                                                                         -----------------------                   --------
                                                                         04/30/02       10/31/01                   04/30/02
                                                                         --------       --------                   --------

INCREASE (DECREASE) IN NET ASSETS:
     From operations:
         Net investment income (loss)                                   $  (1,538)     $    (146)                  $    539
         Net realized (loss) from investments                             (10,027)        (6,931)                        (2)
         Net unrealized appreciation (depreciation) on investments         16,244        (40,763)                      (615)
                                                                        ---------        -------                     ------

              Net increase (decrease) in net assets from operations         4,679        (47,840)                       (78)
                                                                        ---------        -------                     ------

     Distributions to shareholders from:
         Net investment income                                                 --             --                       (539)
         Net realized gains                                                    --        (18,058)                        --
                                                                        ---------        -------                     ------

              Total distributions to shareholders                              --        (18,058)                      (539)
                                                                        ---------        -------                     ------

     From capital share transactions:
         Proceeds from shares sold                                        107,655        164,084                     50,000
         Reinvested dividends                                                  --         17,138                        225
         Payments for shares redeemed                                     (46,411)       (70,570)                        --
                                                                        ---------        -------                     ------

           Net increase in net assets
              from capital share transactions                              61,244        110,652                     50,225
                                                                        ---------        -------                     ------

         Net increase in net assets                                        65,923         44,754                     49,608

Net assets at beginning of period                                         286,408        241,654                         --
                                                                        ---------        -------                     ------


NET ASSETS AT END OF PERIOD                                             $ 352,331      $ 286,408                   $ 49,608
                                                                        =========        =======                     ======

Undistrubuted net investment income (loss)                              $  (1,538)     $      --                   $     --
                                                                        =========        =======                     ======


CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                                   7,780         12,127                      5,002
     Reinvested dividends                                                      --          1,261                         22
     Redeemed                                                              (3,394)        (5,240)                        --
                                                                        ---------        -------                     ------

         Net increase from capital share transactions                       4,386          8,148                      5,024
                                                                        =========        =======                     ======


(1) Fund commenced operations on November 1, 2001.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                           FREMONT MUTUAL FUNDS, INC.
                              Financial Highlights

                                                       (UNAUDITED)
                                                       SIX MONTHS             YEAR ENDED OCTOBER 31
INSTITUTIONAL U.S. MICRO-CAP FUND                         ENDED       ---------------------------------------
                                                     APRIL 30, 2002   2001          2000        1999       1998
                                                     --------------   ----          ----        ----       ----
SELECTED PER SHARE DATA
     FOR ONE SHARE OUTSTANDING DURING THE PERIOD

     NET ASSET VALUE, BEGINNING OF PERIOD               $  12.98     $  17.37     $  13.68    $   7.52    $  9.78
                                                        --------     --------     --------    --------    -------

     INCOME FROM INVESTMENT OPERATIONS
         Net investment income (loss)                       (.06)        (.01)         .06        (.04)      (.04)
         Net realized and unrealized gain (loss)             .40        (3.08)        8.19        8.80      (1.98)
                                                        --------     --------     --------    --------    -------

              Total investment operations                    .34        (3.09)        8.25        8.76      (2.02)
                                                        --------     --------     --------    --------    -------

     LESS DISTRIBUTIONS
         From net investment income                           --           --         (.06)         --         --
         From net realized gains                              --        (1.30)       (4.50)      (2.60)      (.24)
         Return of capital distribution                       --           --           --          --         --
                                                        --------     --------     --------    --------    -------


              Total distributions                             --        (1.30)       (4.56)      (2.60)      (.24)
                                                        --------     --------     --------    --------    -------

     NET ASSET VALUE, END OF PERIOD                     $  13.32     $  12.98      $ 17.37    $  13.68    $  7.52
                                                        ========     ========     ========    ========    =======

TOTAL RETURN(2)                                             2.62%      (18.13)%      60.36%     118.10%    (21.03)%
     Net assets, end of period (000s omitted)           $352,331     $286,408     $241,654    $104,971    $37,347
     Ratio of net expenses to average net assets(3)         1.25%*       1.25%        1.25%       1.25%      1.25%
     Ratio of gross expenses to average net assets(3)       1.25%*       1.31%        1.24%       1.35%      1.38%
     Ratio of net investment income (loss)
      to average net assets                                (0.91)%*     (0.06)%        .30%      (0.53)%    (0.44)%
     Portfolio turnover rate                                  26%          85%         123%        155%       187%
                                                           PERIOD FROM
                                                      AUGUST 4, 1997(1) TO
                                                        OCTOBER 31, 1997
                                                      --------------------
SELECTED PER SHARE DATA
     FOR ONE SHARE OUTSTANDING DURING THE PERIOD

     NET ASSET VALUE, BEGINNING OF PERIOD                  $ 10.00
                                                           -------

     INCOME FROM INVESTMENT OPERATIONS
         Net investment income (loss)                           --
         Net realized and unrealized gain (loss)               .09
                                                           -------

              Total investment operations                      .09
                                                           -------

     LESS DISTRIBUTIONS
         From net investment income                             --
         From net realized gains                              (.31)
         Return of capital distribution                         --
                                                           -------


              Total distributions                             (.31)
                                                           -------

     NET ASSET VALUE, END OF PERIOD                        $  9.78
                                                           =======

TOTAL RETURN(2)                                                .90%
     Net assets, end of period (000s omitted)              $40,545
     Ratio of net expenses to average net assets(3)           1.25%*
     Ratio of gross expenses to average net assets(3)         1.49%*
     Ratio of net investment income (loss)
      to average net assets                                  (0.21)%*
     Portfolio turnover rate                                    28%

(1)  Fund's date of inception.

(2) Total return would have been lower had the advisor not waived and/or reimbursed expenses.

(3)  See note 2 of "Notes to Financial Statements".

*    Annualized.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                       (UNAUDITED)
                                                        SIX MONTHS
INSTITUTIONAL YIELD+ FUND                                  ENDED
-------------------------                           APRIL 30, 2002(1)
                                                    -----------------
SELECTED PER SHARE DATA
     FOR ONE SHARE OUTSTANDING DURING THE PERIOD

     NET ASSET VALUE, BEGINNING OF PERIOD              $ 10.00
                                                       -------

     INCOME FROM INVESTMENT OPERATIONS
         Net investment income                             .13
         Net realized and unrealized loss                 (.13)
                                                       -------

              Total investment operations                   --
                                                       -------

     LESS DISTRIBUTIONS
         From net investment income                       (.13)
         From net realized gains                            --
                                                       -------

              Total distributions                         (.13)
                                                       -------

     NET ASSET VALUE, END OF PERIOD                     $ 9.87
                                                       =======

TOTAL RETURN(2)                                          (0.58)%
     Net assets, end of period (000s omitted)          $49,608
     Ratio of net expenses to average net assets(3)        .70%*
     Ratio of gross expenses to average net assets(3)      .96%*
     Ratio of net investment income
      to average net assets                               2.55%*

(1)  Fund commenced operations on November 1, 2001.

(2) Total return would have been lower had the advisor not waived and/or reimbursed expenses.

(3)  See note 2 of "Notes to Financial Statements."

*    Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                        FREMONT INSTITUTIONAL YIELD+ FUND

           Notes To Financial Statements - April 30, 2002 (Unaudited)
                   (All dollars in thousands except par value)

1.   SIGNIFICANT ACCOUNTING POLICIES

         Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $0.0001 par value capital stock. These shares are currently offered in thirteen series (the "Funds"), two of which, the Institutional U.S. Micro-Cap Fund and the Institutional Yield+ Fund (the "Funds"), are covered by this report. Each of the Funds has its own investment objective and maintains a totally separate investment portfolio.

         The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

     A.  SECURITY VALUATION

         Investments are stated at value based on recorded closing prices on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value.

     B.  SECURITY TRANSACTIONS

         Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

     C.  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

         Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. The Investment Company allocates its general expenses to the Funds based upon the Funds' relative net assets or the nature of the services performed and their applicability to the Funds.

     D.  INCOME TAXES

         No provision for federal income taxes is required since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders.

         Distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for realized losses subject to wash sale rules.

         Permanent differences are reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and remain in undistributed net investment loss or accumulated realized loss. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E.  ACCOUNTING ESTIMATES


         The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

     F.  REPURCHASE AGREEMENTS


         Each Fund may enter into repurchase agreements through which the Fund acquires a security ("the underlying security") from the seller, a well-established securities dealer or bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date. The Fund's repurchase agreements generally have a term of less than one week. The seller must maintain collateral with the Fund's custodian equal to at least 100% of the repurchase price, including accrued interest. At April 30, 2002, all outstanding repurchase agreements held by the Funds had been entered into on that day.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

         INVESTMENT ADVISOR

         Each of the Funds have entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                Institutional U.S. Micro-Cap Fund        1.15%*
                Institutional Yield+ Fund                0.50%**

         * The Advisor has contractually agreed to limit the Fund's total operating expenses to 1.25% of average daily net assets through February 28, 2002. This limit was increased to 1.35% on March 1, 2002.

         ** The Advisor has contractually agreed to limit the Fund's total operating expenses to 0.70% of average daily net assets.

         Each Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. Because of these substantial contingencies, the potential reimbursements are accounted for as contingent liabilities that are not recordable by the Fund until payment is probable. For the six months ended April 30, 2002, the Advisor reimbursed the Institutional Yield+ Fund $55. The Advisor has not recouped waivers and reimbursements of $208 and $55, respectively, from the Institutional U.S. Micro-Cap Fund and the Institutional Yield+ Fund as of April 30, 2002.

         Each of the Funds has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such balances could have been employed by the Fund to produce income.

         OTHER RELATED PARTIES

         At April 30, 2002, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly approximately 25% of the Institutional U.S. Micro-Cap Fund and 90% of the Institutional Yield+ Fund.

         Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

         Aggregate purchases and aggregate proceeds from sales and maturities of securities for the six months ended April 30, 2002, were as follows:

                                                  PURCHASES         PROCEEDS
                                                  ---------         --------
         Long-term securities:
         Institutional U.S. Micro-Cap Fund         $128,017          $68,557

4.   PORTFOLIO CONCENTRATIONS

         Although each Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Funds more significantly to economic changes occurring in certain segments or industries.

5.   DISTRIBUTIONS TO SHAREHOLDERS

         As of April 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                      INSTITUTIONAL            INSTITUTIONAL
                                                     U.S. MICRO-CAP               YIELD+
                                                          FUND                     FUND
                                                     --------------            -------------

         Cost of investments for tax purposes          $373,656                  $49,897
                                                       --------                  -------
         Gross tax unrealized appreciation               39,977                       47
         Gross tax unrealized depreciation              (51,823)                    (662)
                                                       --------                  -------
         Net tax unrealized appreciation               $(11,846)                 $  (615)
                                                       --------                  -------
         Undistributed ordinary income                 $     --                  $    --
                                                       --------                  -------
         Capital loss carryforward                     $(16,691)                 $    (2)
                                                       --------                  -------

         The tax composition of dividends for the six months ended April 30, 2002 were as follows:

                                                             ORDINARY
                                                              INCOME       LONG-TERM         LONG-TERM
                                                 ORDINARY       PER         CAPITAL        CAPITAL GAINS
                                                  INCOME       SHARE          GAINS           PER SHARE
                                                 -------------------------------------------------------
           Institutional U.S. Micro-Cap Fund       $ --       $  --         $   --             $   --
           Institutional Yield+ Fund                686        0.13             --                 --

6.   LINE OF CREDIT

         The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company. Under the terms of the LOC, each Fund's borrowings cannot exceed 20% of each Fund's net assets and the combined borrowings of all Funds cannot exceed the $40 million cap on the total line of credit. The Funds did not incur such borrowings for the six months ended April 30, 2002. The interest rate paid on the Line of Credit equals State Street Bank's overnight federal funds rate as determined on each day at 11:00 am Boston time plus 0.50% per annum. The Funds pay a commitment fee of 0.09% per annum of the unused balance of the Line of Credit.

F R E M O N T    F U N D S

50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontinstitutional.com

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

BR001b-0206